UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934
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Filed by a Party other than the Registrant  ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Arcadium Lithium plc
(Name of Registrant as Specified in Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ARCADIUM LITHIUM PLC
1818 Market Street, Suite 2550
Philadelphia, PA 19103
TRANSACTION PROPOSED—YOUR VOTE IS VERY IMPORTANT
Dear Shareholder:
You are cordially invited to attend two special meetings of the shareholders of Arcadium Lithium plc, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company”), which will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:00 a.m. US EST. If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST. You may not participate or vote during the special meetings by joining the live webcast as a guest. The first, the special meeting of the shareholders of the Company (including the holders beneficially owning shares of the Company through CHESS depositary interests (the “CDIs”) issued by the Company and listed on the Australian Securities Exchange) (the “Company Shareholders”) (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) (the “Scheme Meeting”), is to be held on December 23, 2024 at 8:00 a.m. US EST, and the second, the extraordinary general meeting of the Company Shareholders (and any adjournment or postponement thereof), is to be held on December 23, 2024 at 8:15 a.m. (the “Company GM” and together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting.
As you may be aware, on October 9, 2024, the Company entered into a Transaction Agreement (the “Transaction Agreement”) with Rio Tinto Western Holdings Limited, a private limited company incorporated under the laws of England and Wales (the “Parent”), and Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the laws of England & Wales (the “Buyer”), pursuant to which the Buyer will acquire the entire issued and to be issued share capital of the Company, comprised of ordinary shares, par value $1.00 per share, including the ordinary shares represented by the CDIs (together, the “Company Shares”) (the “Transaction”).
The Transaction Agreement provides for the implementation of a Court approved scheme of arrangement pursuant to which the Buyer will acquire all Company Shares in issue as of the time that an act of the Court sanctioning the scheme of arrangement has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”) and the Company Shareholders will be entitled, in accordance with the terms of the scheme of arrangement, to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time (the “Per Share Consideration”).
The Board of Directors of the Company (the “Company Board”), after considering the factors more fully described in the accompanying proxy statement, has: (1) determined that the Transaction Agreement and the Transaction are advisable and in the best interests of the Company and its shareholders; (2) unanimously approved the Transaction on the terms and subject to the conditions set forth in the Transaction Agreement; (3) authorized the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by the Buyer of the Company Shares and the scheme of arrangement; and (4) resolved to recommend that the Company Shareholders vote FOR the approval of the scheme of arrangement at the Scheme Meeting and the passing of the special resolution to authorize the Company Board to take all such action as they may consider necessary or appropriate for carrying out the scheme of arrangement into full effect and to alter the Company’s articles of association for purposes thereof. The Company Board recommends that you vote “FOR” the approval of all proposals presented in the accompanying proxy statement.

The accompanying proxy statement provides detailed information about the special meetings, the Transaction Agreement and the Transaction. A copy of the Transaction Agreement is attached as Annex A to the proxy statement.
You are being asked to consider and vote on a proposal to approve the scheme of arrangement to implement the Transaction at the Scheme Meeting. At the Company GM, you are being asked (i) to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of the accompanying proxy statement and (ii) to authorize the Company Board to take all actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect and to amend the Company’s articles of association for purposes thereof. More information about the Transaction and the proposals is contained in the accompanying proxy statement. We urge all Company Shareholders to read the accompanying proxy statement, including the annexes and the documents incorporated by reference therein, carefully and in their entirety.
It is expected that the Company’s directors and executive officers will vote “FOR” each of the proposals at the Scheme Meeting and the Company GM, although none of them have entered into any agreement or instrument requiring them to do so. In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of the Company have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. See “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of the accompanying proxy statement for more information. Your vote is very important. Please vote as soon as possible, whether or not you plan to attend the special meetings, by following the instructions in the accompanying proxy statement.
Shareholders of Record
Company Shareholders whose names appear in the register of shareholders of the Company are referred to as “shareholders of record”. Shareholders of record are entitled to attend and vote at the special meetings or they may appoint another person or persons, whether a shareholder of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the special meetings.
Shareholders of record should be receiving either (i) one mailing that includes both a form of proxy with instructions for voting at the Scheme Meeting and a second form of proxy with instructions for voting at the Company GM or (ii) two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit the relevant form of proxy (or vote over the internet following the instructions in the relevant form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.
CDI Holders of Record
A CDI represents an uncertificated unit of beneficial ownership in the Company Shares. CDI holders do not actually own direct legal title to Company Shares. Legal title to Company Shares which underlie CDIs is ultimately held by Cede & Co. (as nominee for The Depository Trust Company). CHESS Depositary Nominees Pty Limited (“CDN”), a wholly owned subsidiary of ASX Limited, in turn holds a beneficial title under a custodian arrangement to those shares for and on behalf of CDI holders. As the ultimate beneficial owner of the Company Shares, you have the right to direct CDN on how to vote the Company Shares underlying your CDIs. CDN cannot vote on any of the proposals without your instructions. If you are a CDI holder that holds its interest in CDIs through a broker, bank, trustee or other nominee, please follow the instructions set out in the paragraph below titled “Beneficial Owners”.
CDI holders of record should be receiving one mailing that includes both a CDI voting instruction form with instructions for voting at the Scheme Meeting and a second CDI voting instruction form with instructions for voting at the Company GM. You are encouraged to submit the relevant CDI voting instruction form (or vote over the internet following the instructions in the relevant CDI voting instruction form) for each of the Scheme Meeting and the Company GM as soon as possible.
Beneficial Owners
Company Shareholders (including CDI holders) whose interests in Company Shares or CDIs are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”.

If you are a beneficial owner, only your broker, bank, trustee or other nominee can vote your Company Shares and the vote cannot be cast unless you provide instructions to your broker, bank, trustee or other nominee or obtain a legal proxy from your broker, bank, trustee or other nominee. You should follow the directions provided by your broker, bank, trustee or other nominee regarding how to instruct such person to vote your Company Shares or CDIs. Because the accompanying proxy statement relates to two separate special meetings, beneficial holders will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or nominee to vote their beneficially held shares. Please note that beneficial holders of shares held through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.
Subject to the approvals of the scheme proposal at the Scheme Meeting and the satisfaction of the other conditions to the completion of the Transaction, it is anticipated that the Court sanction hearing of the application to sanction the scheme of arrangement will take place in mid-2025.
Company Shareholders are entitled to attend and be heard at the Court hearing, either in person or through a Jersey advocate, to support or oppose the scheme, and may also submit written statements regarding the scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG. The Company will disclose the date of the Court sanction hearing (the “Sanction Hearing”) by public announcement and a filing with the Securities and Exchange Commission filing after it has been scheduled and not less than 14 days before the Sanction Hearing.
Thank you for being a Company Shareholder. We look forward to seeing you at the special meetings.

Sincerely,

/s/ Paul W. Graves	/s/ Peter Coleman
Paul W. Graves	Peter Coleman
President and Chief Executive Officer	Chairman of the Board

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Transaction or determined if the accompanying proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.
This proxy statement is dated November 20, 2024 and, together with the accompanying proxy cards or CDI voting instruction forms, is first being mailed or otherwise distributed to Company Shareholders on or about November 20, 2024.

ADDITIONAL INFORMATION
The accompanying proxy statement incorporates by reference important business and financial information about Arcadium Lithium plc from documents that are not included in or delivered with the proxy statement. This information is available to you without charge upon your written or oral request. The documents incorporated by reference will not be provided to you unless they are requested by you. You can obtain the documents incorporated by reference in the proxy statement by requesting them in writing, by telephone or by visiting the investor relations website as follows:
Arcadium Lithium plc
1818 Market Street, Suite 2550, Philadelphia, PA 19103 USA
Attention: Investor Relations
Email: IR@arcadiumlithium.com
Phone: +1 (215) 299-5303
In addition, if you have questions about the transaction or the special meetings, or if you need to obtain copies of the accompanying proxy statement, forms of proxy or other documents incorporated by reference in the proxy statement, you may contact the Company’s proxy solicitation firm listed below. You will not be charged for any of the documents you request.
Sodali & Co
430 Park Ave, 14th Floor
New York, NY 10010
Shareholders Call Toll-free: (800) 662-5200
Banks and Brokers Call: (203) 658-9400

Level 9, 9 Castlereagh Street
Sydney, NSW 2000
Call Toll-free: 1300-502-987
If you would like to request documents, please do so by 8:00 a.m. US EST / 11:00 p.m. AEST on December 16, 2024 in order to ensure timely delivery of the documents before the special meetings.
For a more detailed description of the information incorporated by reference in the accompanying proxy statement and how you may obtain it, see “Where You Can Find More Information” beginning on page 96 of the accompanying proxy statement.

ARCADIUM LITHIUM PLC
1818 Market Street, Suite 2550
Philadelphia, PA 19103
NOTICE OF SCHEME MEETING

IN THE ROYAL COURT OF JERSEY
SAMEDI DIVISION	File No. 2024/301

IN THE MATTER OF ARCADIUM LITHIUM PLC

– and –

IN THE MATTER OF ARTICLE 125 OF THE COMPANIES (JERSEY) LAW 1991
NOTICE IS HEREBY GIVEN that, by an Act of the Court dated November 19, 2024 made in the above matters, the Royal Court of Jersey (the “Court”) has ordered a meeting (the “Scheme Meeting”) to be convened of the holders of the Company Shares (as defined in the proposed scheme of arrangement that is included in the accompanying proxy statement) of Arcadium Lithium plc, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company”) for the purpose of considering and, if thought fit, approving the following resolution to approve a scheme of arrangement (the “Scheme”) proposed to be made pursuant to Part 18A of the Companies (Jersey) Law 1991, as amended (the “Companies Law”), between the Company and the holders of the Scheme Shares (as defined in the proposed scheme of arrangement that is included in the accompanying proxy statement), and that the Scheme Meeting will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:00 a.m. US EST, unless adjourned or postponed:
“That the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Royal Court of Jersey be agreed to.”
If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST. You may not participate or vote during the Scheme Meeting by joining the live webcast as a guest.
A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to Article 126 of the Companies Law are included in the proxy statement of which this notice forms a part. By the said Act of the Court, the Court has appointed Paul Graves or, failing him, any other director of the Company, to act as Chairman of the Scheme Meeting and has directed the Chairman to report the result thereof to the Court.
This proxy statement contains further instructions in relation to the Scheme and the Scheme Meeting and should be read in its entirety.
The Scheme will be subject to the subsequent sanction of the Court.
Shareholders of Record
Company Shareholders whose names appear in the register of shareholders of the Company are referred to as “shareholders of record”. Shareholders of record are entitled to attend and vote at the Scheme Meeting or they may appoint another person or persons, whether a shareholder of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Scheme Meeting.

A form of proxy for use at the Scheme Meeting is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than 11:59 p.m. US EST on December 22, 2024.
If the form of proxy is properly executed and returned, it will be voted in the manner directed by the Company Shareholder executing it, or if no directions are given, it will be voted in accordance with the Company Board’s recommendations.
In the case of an entity, the form of proxy must be signed by a duly authorized officer or person, giving full title as such.
CDI Holders of Record
A CDI represents an uncertificated unit of beneficial ownership in the Company Shares. CDI holders do not actually own direct legal title to Company Shares. Legal title to Company Shares which underlie CDIs is ultimately held by Cede & Co. (as nominee for The Depository Trust Company). CHESS Depositary Nominees Pty Limited (“CDN”), a wholly owned subsidiary of ASX Limited, in turn holds a beneficial title under a custodian arrangement to those shares for and on behalf of CDI holders. As the ultimate beneficial owner of the Company Shares, you have the right to direct CDN on how to vote the Company Shares underlying your CDIs. CDN cannot vote on any of the proposals without your instructions. If you are a CDI holder that holds its interest in CDIs through a broker, bank, trustee or other nominee, please follow the instructions set out in the paragraph below titled “Beneficial Owners”.
A CDI voting instruction form for use at the Scheme Meeting is being mailed to CDI holders of record. To be valid, a CDI voting instruction form should be completed and returned in accordance with the instructions set out on the form. A CDI voting instruction form duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than 11:59 p.m. AEST on December 19, 2024.
Beneficial Owners
Company Shareholders (including CDI holders) whose interests in Company Shares or CDIs are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”.
Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Scheme Meeting. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. Please note that beneficial holders of Company Shares or CDIs through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or other nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.
Record Date
You can vote at the Scheme Meeting if you were a holder of Company Shares or CDIs at 5:00 p.m. US EST on November 18, 2024 (the “Record Date”).
Issued Shares and Total Voting Rights
As of the Record Date, the total number of issued Company Shares entitled to vote at the Scheme Meeting is 1,075,658,355. The proposal to approve the Scheme at the Scheme Meeting shall be decided on a poll. Every holder of a Company Share (including every CDI holder) that is entitled to vote (in person or by proxy) will have one vote for every Company Share (or CDI) carrying voting rights of which he, she or it is the holder. The proposal to approve the Scheme must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders (including CDI holders) who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).

YOUR VOTE IS IMPORTANT
COMPANY SHAREHOLDERS ARE RECEIVING TWO FORMS OF PROXY OR TWO CDI VOTING INSTRUCTION FORMS WITH INSTRUCTIONS FOR VOTING AT THE SCHEME MEETING AND THE COMPANY GM. YOU ARE ENCOURAGED TO VOTE AT EACH MEETING. IT IS IMPORTANT THAT AS MANY VOTES AS POSSIBLE ARE CAST AT THE SCHEME MEETING (IN PERSON OR BY PROXY) SO THAT THE COURT CAN BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF COMPANY SHAREHOLDER OPINION. TO ENSURE YOUR REPRESENTATION AT THE SCHEME MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE FORM OF PROXY OR CDI VOTING INSTRUCTION FORM FOR THE SCHEME MEETING AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY OR CDI VOTING INSTRUCTION FORM. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE SCHEME MEETING VIRTUALLY OR IN PERSON, YOU MAY VOTE DURING THE MEETING EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.
Dated November 20, 2024
Ogier (Jersey) LLP
3rd Floor
44 Esplanade
St. Helier
JE4 9WG
Jersey
Solicitors for the Company

ARCADIUM LITHIUM PLC
1818 Market Street, Suite 2550
Philadelphia, PA 19103
NOTICE OF EXTRAORDINARY GENERAL MEETING OF ARCADIUM LITHIUM PLC
NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING (the “Company GM”) of Arcadium Lithium plc, a public limited company incorporated under the Laws of the Bailiwick of Jersey (the “Company”), will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST and entering the 16-digit control number included on the relevant proxy card, unless adjourned or postponed. If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST. You may not participate or vote during the Company GM by joining the live webcast as a guest. If the Scheme Meeting (as defined in the Transaction Agreement that is included in the accompanying proxy statement of which this notice forms a part (the “Scheme”)) has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting, for the purpose of considering and, if thought fit, passing the following resolutions.
ORDINARY RESOLUTION
1. THAT the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement of which this notice forms a part captioned “The Transaction—Interests of Certain Persons in the Transaction” is hereby approved.
Resolution 1 above is proposed on a non-binding, advisory basis only.
SPECIAL RESOLUTION
2. THAT for the purpose of giving effect to the Scheme, in its original form or subject to such modification, addition or condition approved or imposed by the Royal Court of Jersey (the “Court”) and agreed by the Company and Rio Tinto BM Subsidiary Limited (“RTBMS Limited”):
the directors of the Company (or a duly authorized committee thereof) be authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 17:
17 SCHEME OF ARRANGEMENT
17.1 In this article 17:
(a)	Extraordinary General Meeting means the extraordinary general meeting of the Company held on December 23, 2024 in connection with the Scheme;
(b)	RTBMS Limited means Rio Tinto BM Subsidiary Limited, a private limited company incorporated in England & Wales; and
(c)
the Scheme means the Scheme of Arrangement dated November 20, 2024 between the Company and the Scheme Shareholders (as defined in the Scheme) under Article 125 of the Companies Law in its original form or with or subject to any modification, addition or condition approved or imposed by the Royal Court of Jersey and agreed by the Company and RTBMS Limited and (save as defined in this article) expressions defined in the Scheme shall have the same meanings in this article.

17.2 Notwithstanding any other provision of these articles or the terms of any resolution passed by the Company in the Extraordinary General Meeting, if the Company issues any shares (other than to RTBMS Limited or its nominee(s)) on or after 5:00 p.m. US EST on November 18, 2024 (the “Record Date”), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.
17.3 Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares are issued to any person (other than RTBMS Limited or its nominee(s)) (the “New Member”) after the Record Date (the “Post-Scheme Shares”), such New Member shall be obliged to transfer forthwith the Post-Scheme Shares, free from encumbrances, held by the New Member (or any subsequent holder of any nominee of such New Member or any such subsequent holder), to RTBMS Limited (or as RTBMS Limited may direct) in consideration of and conditional on the payment, subject to any required withholding taxes, of equal to $5.85 to the New Member for every one (1) Post-Scheme Share.
17.4 On any reorganization of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation), the value of the consideration per Post-Scheme Share to be provided under article 17.3 above shall be adjusted by the directors to proportionally reflect such change and, following such adjustment, be construed accordingly.
17.5 To give effect to any transfer required by this article, the Company may appoint (and each New Member hereby accepts the appointment of) any person as the Company may determine as agent and/or attorney under the Powers of Attorney (Jersey) Law 1995 (and any such appointment shall be irrevocable for a period of one year from the date upon which such New Member is issued the relevant Post-Scheme Shares) for the New Member to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder, nominee of such New Member or nominee of any such subsequent holder) in favor of RTBMS Limited or its nominee(s) and do all such other things and execute and deliver all such documents as may in the opinion of the agent or attorney be necessary or desirable to vest the Post-Scheme Shares in RTBMS Limited or its nominee(s) and, pending such vesting, to exercise all such rights to the Post-Scheme Shares as RTBMS Limited may direct. If an agent or attorney is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by RTBMS Limited. The Company may give good receipt for the consideration for the Post-Scheme Shares and may register RTBMS Limited or its nominee(s) as holder thereof and issue to it certificate(s) for the same. Notwithstanding any other provision of these articles, the Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.
17.6 If the Scheme shall not have become effective by the date referred to in clause 6(b) of the Scheme (or such later date, if any, as RTBMS Limited and the Company may agree and the Court may allow), this article 17 shall be of no effect.
17.7 Notwithstanding any other provision of these articles, the directors may refuse to register the transfer of any Scheme Shares effected between the Record Date and the Effective Time other than to RTBMS Limited and/or its nominee(s) pursuant to the Scheme or this article.
17.8 Notwithstanding any other provision of these articles, the directors may refuse to register the transfer of any shares other than pursuant to the Scheme or as provided by this article, but neither the Company nor the directors may refuse to register the transfer of any shares pursuant to the Scheme or as provided by this article.
This proxy statement contains further instructions in relation to the above resolutions and the Company GM and should be read in its entirety.
Shareholders of Record
Company Shareholders whose names appear in the register of shareholders of the Company are referred to as “shareholders of record”. Shareholders of record are entitled to attend and vote at the Company GM or they may appoint another person or persons, whether a shareholder of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, speak and vote at the Company GM.
A form of proxy for use at the Company GM is being mailed to shareholders of record. To be valid, a form of proxy should be completed and returned in accordance with the instructions set out on the form. A form of proxy duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than 11:59 p.m. US EST on December 22, 2024.
If the form of proxy is properly executed and returned, it will be voted in the manner directed by the Company Shareholder executing it, or if no directions are given, it will be voted in accordance with the Company Board’s recommendations.
In the case of an entity, the form of proxy must be signed by a duly authorized officer or person, giving full title as such.
CDI Holders of Record
A CDI represents an uncertificated unit of beneficial ownership in the Company Shares. CDI holders do not actually own direct legal title to Company Shares. Legal title to Company Shares which underlie CDIs is ultimately held by Cede & Co. (as nominee for The Depository Trust Company). CHESS Depositary Nominees Pty Limited (“CDN”), a wholly owned subsidiary of ASX Limited, in turn holds a beneficial title under a custodian arrangement to those shares for and on behalf of CDI holders. As the ultimate beneficial owner of the Company Shares, you have the right to direct CDN on how to vote the Company Shares underlying your CDIs. CDN cannot vote on any of the proposals without your instructions. If you are a CDI holder that holds its interest in CDIs through a broker, bank, trustee or other nominee, please follow the instructions set out in the paragraph below titled “Beneficial Owners”.
A CDI voting instruction form for use at the Company GM is being mailed to CDI holders of record. To be valid, a CDI voting instruction form should be completed and returned in accordance with the instructions set out on the form. A CDI voting instruction form duly completed and signed, together with any power of attorney, if any, under which it is signed, should be returned in accordance with the instructions set out in the form as promptly as possible and no later than 11:59 p.m. AEST on December 19, 2024.
Beneficial Owners
Company Shareholders (including holders of CDIs) whose interests in Company Shares or CDIs are held in “street name” by a broker, bank, trustee or other nominee are referred to as “beneficial owners” or “beneficial holders”.
Beneficial holders will receive voting instructions from their broker, bank, trustee or other nominee for the Company GM. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held shares. Please note that beneficial holders of Company Shares or CDIs through a broker, bank, trustee or other nominee may be required to submit voting instructions to their applicable broker, bank, trustee or other nominee at or prior to the deadline applicable for such submission and such holders should, therefore, follow the separate instructions that will be provided by such broker, bank, trustee or other nominee.
Record Date
You can vote at the Company GM if you were a holder of Company Shares or CDIs at 5:00 p.m. US EST on November 18, 2024 (the “Record Date”).
Issued Shares and Total Voting Rights
As of the Record Date, the total number of issued Company Shares entitled to vote at the Company GM is 1,075,658,355. The proposal to approve the above resolutions at the Company GM shall be decided on a poll. Every holder of a Company Share (including every CDI holder) that is entitled to vote (in person or by proxy) will have one vote for every Company Share (or CDI) carrying voting rights of which he, she or it is the holder. The “ordinary resolution” (Resolution #1) must be approved by at least a majority of the votes cast by Company Shareholders (including CDI holders) present and voting (in person or by proxy) and the “special resolution” (Resolution #2) must be approved by at least two-thirds (66 2/3%) of the votes cast by Company Shareholders (including CDI holders) present and voting (in person or by proxy).

YOUR VOTE IS IMPORTANT
COMPANY SHAREHOLDERS ARE RECEIVING TWO FORMS OF PROXY OR TWO CDI VOTING INSTRUCTION FORMS WITH INSTRUCTIONS FOR VOTING AT THE SCHEME MEETING AND THE COMPANY GM. YOU ARE ENCOURAGED TO VOTE AT EACH MEETING. TO ENSURE YOUR REPRESENTATION AT THE COMPANY GM, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE FORM OF PROXY OR CDI VOTING INSTRUCTION FORM FOR THE COMPANY GM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS PROVIDED IN THE FORM OF PROXY OR CDI VOTING INSTRUCTION FORM. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE COMPANY GM VIRTUALLY OR IN PERSON, YOU MAY VOTE DURING THE MEETING EVEN IF YOU HAVE RETURNED A COMPLETED FORM OF PROXY.

By order of the Board of Directors Vice President, General Counsel and Secretary	Ogier (Jersey) LLP 3rd Floor 44 Esplanade St. Helier JE4 9WG Jersey Solicitors for the Company
Sara Ponessa
Dated: November 20, 2024

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ii

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SUMMARY
This summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important to you. Accordingly, you should read carefully this entire proxy statement, including the annexes and the documents referred to or incorporated by reference in this proxy statement. The page references have been included in this summary to direct you to a more complete description of the topics presented below. For details on how you may obtain additional information, see “Where You Can Find More Information” beginning on page 96 of this proxy statement. Unless otherwise specified, all references in this proxy statement to the “Company,” “we,” “our,” “us” and similar words refer to Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey; all references in this proxy statement to the “Buyer” refer to Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the laws of England & Wales; all references in this proxy statement to the “Parent” refer to Rio Tinto Western Holdings Limited, a private limited company incorporated under the laws of England & Wales; all references to “Parties” refer to the Company, the Buyer and the Parent; all references to the “Scheme” or the “Scheme of Arrangement” refer to the scheme of arrangement, a copy of which is included as Part 3 of this proxy statement, proposed to be made pursuant to Part 18A of the Companies (Jersey) Law 1991, as amended (the “Companies Law”), between the Company and the holders of the Scheme Shares (as defined in the Scheme of Arrangement); all references to the “Company Board” refer to the Company board of directors; all references to “Company Shares” refer to ordinary shares of the Company, par value $1.00 per share, including the Company Shares represented by CHESS depositary interests issued by the Company and listed on the Australian Securities Exchange (the “ASX”) (the “CDIs”), and all references to “Company Shareholders” refer to the holders of such Company Shares from time to time; all references to the “Transaction Agreement” refer to the Transaction Agreement, dated as of October 9, 2024, by and between the Buyer, the Parent and the Company, a copy of which is included as Annex A to this proxy statement; and all references to the “Transaction” or the “acquisition” refer to the transactions contemplated by the Transaction Agreement, including the Scheme of Arrangement. Unless otherwise indicated, all references to “dollars” or “$” in this proxy statement are references to U.S. dollars. You should carefully read and consider the entire Transaction Agreement and Scheme of Arrangement, which are the legal documents that govern the Transaction and Scheme of Arrangement.
Information about the Parties (page 68)
Rio Tinto BM Subsidiary Limited
The Buyer was incorporated as a private limited company under the laws of England & Wales on October 8, 2024, solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.
The Buyer is a wholly owned indirect subsidiary of Rio Tinto, which, together with each of Rio Tinto’s subsidiaries, Rio Tinto Limited, and each of Rio Tinto Limited’s subsidiaries, comprise the Rio Tinto Group.
Rio Tinto Group is a leading international mining group combining Rio Tinto and its group undertakings, and Rio Tinto Limited and its group undertakings, in a dual listed company structure that operates as a single economic entity.
Rio Tinto Group’s businesses include open pit and underground mines, mills, refineries and smelters as well as a number of research and development facilities. The Rio Tinto Group consists of wholly and partly owned subsidiaries, jointly controlled assets, jointly controlled entities and associated companies and its reportable segments include the iron ore, aluminium, copper and minerals groups.
The Buyer’s registered office is 6 St James’s Square, London, United Kingdom, SW1Y 4AD.
Rio Tinto Western Holdings Limited
The Parent was incorporated as a private limited company under the laws of England & Wales on March 29, 1873, and is a holding company. The Parent is a wholly owned indirect subsidiary of Rio Tinto, and indirectly wholly owns the Buyer.
The Parent’s registered office is 6 St James’s Square, London, United Kingdom, SW1Y 4AD.

Arcadium Lithium plc
The Company, a public limited company incorporated under the laws of the Bailiwick of Jersey, and the parent company of the merged group formed after the merger of Livent Corporation and Allkem Limited (the “Livent-Allkem Merger”), is a leading global lithium chemicals producer with a diversified product offering and enhanced business-critical scale, including a presence in three major lithium geographies (i.e., the South American “lithium triangle,” Western Australia and Canada) and a significant lithium deposit base.
The Company produces lithium compounds for use in applications that have specific and constantly changing performance requirements, including battery-grade lithium hydroxide for use in high performance lithium-ion batteries. The Company also supplies butyllithium, which is used in the production of polymers and pharmaceutical products, as well as a range of specialty lithium compounds including high purity lithium metal, which is used in non-rechargeable batteries and in the production of lightweight materials for aerospace applications.
The Company uses lithium chloride to produce lithium metal, a key feedstock in the production of butyllithium products in the U.S., the United Kingdom and China, as well as in the production of high purity lithium metal in the U.S.
Company Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “ALTM” and the CDIs are quoted on ASX under the symbol “LTM”. The Company’s principal executive office is located at Suite 12, Gateway Hub, Shannon Airport House, Shannon, Co. Clare, Ireland. Additional information about the Company is included in documents incorporated by reference into this proxy statement or can be found at the Company’s website at arcadiumlithium.com (the contents of which are not part of this proxy statement). See “Where You Can Find More Information” beginning on page 96 of this proxy statement for more information.
The Special Meetings (page 26)
Time, Place, Date and Purpose
Scheme Meeting
The special meeting of the Company Shareholders (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast on December 23, 2024 at 8:00 a.m. United States Eastern Standard Time (“US EST”), unless adjourned or postponed (the “Scheme Meeting”).
The proxy card contains instructions on how to attend the Scheme Meeting. The proxy card also contains instructions on how to attend the Scheme Meeting virtually. You may begin to log into the meeting platform and entering the 16-digit control number included on the relevant proxy card beginning at 8:00 a.m. on December 23, 2024. The Scheme Meeting will begin promptly at 8:00 a.m. US EST on December 23, 2024, unless adjourned or postponed.
If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST. You may not participate or vote during the Scheme Meeting by joining the live webcast as a guest.
At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.
Company GM
The extraordinary general meeting of the Company Shareholders (and any adjournment or postponement thereof) to consider and if thought fit pass the Company Shareholder Proposals (as defined below) will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast on December 23, 2024 at 8:15 a.m. US EST, unless adjourned or postponed (the “Company GM” and, together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting.
The proxy card contains instructions on how to attend the Company GM. The proxy card also contains instructions on how to attend the Company GM virtually. You may begin to log into the meeting platform and entering the 16-digit control number included on the relevant proxy card beginning at 8:15 a.m. US EST on December 23, 2024. The Company GM will begin promptly at 8:15 a.m. US EST on December 23, 2024, unless adjourned or postponed, or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting.
If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:15 a.m. US EST, or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting. You may not participate or vote during the Company GM by joining the live webcast as a guest.
At the Company GM, the Company Shareholders will be asked to vote to approve two resolutions summarized as follows: firstly, an ordinary resolution to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal”); and secondly, a special resolution (the “Special Resolution” or the “Scheme and Articles Amendment Proposal”) to authorize the directors of the Company to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and to alter the Company’s articles of association (the “Company Articles”) (together with the Scheme and Articles Amendment Proposal, and the Compensation Proposal, the “Company Shareholder Proposals”).
Whether or not you participate in the special meetings, it is important that your Company Shares or CDIs be part of the voting process. If you attend virtually, you may log on to www.virtualshareholdermeeting.com/ALTM2024SM and enter the 16-digit control number included on the relevant proxy card. If you do not have a proxy card or a 16-digit control number, you may join the special meetings virtually as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the special meetings. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the special meetings.
Record Date
You are entitled to vote at the Scheme Meeting and the Company GM if you owned Company Shares or CDIs at 5:00 p.m. US EST on November 18, 2024 (the “Record Date”).
This proxy statement is dated November 20, 2024 and, together with the accompanying proxy cards, is first being mailed or otherwise distributed to Company Shareholders on or about November 20, 2024.
Quorum (page 27)
A quorum will be present if the holders of at least a majority of the issued Company Shares entitled to vote at each special meeting either attend such special meeting in person or virtually or are represented by proxy at such special meeting. Abstentions are counted as present for the purpose of establishing a quorum at the Company GM. The Company does not expect any broker non-votes at the special meetings because the rules applicable to brokers, banks, trustees or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the special meetings is considered non-routine. As a result, no broker will be permitted to vote your Company Shares at the special meetings without receiving instructions.
The Transaction (page 31)
The Company entered into the Transaction Agreement with the Buyer and the Parent on October 9, 2024. A copy of the Transaction Agreement is attached as Annex A to this proxy statement. The Transaction Agreement provides for the implementation of the Scheme of Arrangement pursuant to which:
•
The Buyer (or an affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement) will acquire all of the Company Shares then in issue as of the time that an act of the Court sanctioning the Scheme of Arrangement has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”);

•
The Company Shareholders will be entitled, in accordance with the terms of the Scheme of Arrangement, to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time (the “Per Share Consideration” and in the aggregate, the “Consideration”).

At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Shares under the Scheme of Arrangement to the Buyer, following which the Company shall be a wholly owned subsidiary of the Buyer (or such affiliate of the Buyer).
Structure of the Transaction (page 4)
At the Effective Time, all Company Shares then in issue will be transferred from the Company Shareholders to the Buyer (or an affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company Shares, except their rights under the Scheme of Arrangement, including the right to receive the Per Share Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Shares under the Scheme of Arrangement to the Buyer (or such affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of the Buyer (or such affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement).
Per Share Consideration to Company Shareholders (page 70)
At the Effective Time and in consideration of the transfer of Company Shares to the Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time, subject to any required withholding taxes.
Consideration to CDI holders (page 59)
CDI holders may have their Consideration payment converted, and then paid to them in, Australian dollars or New Zealand dollars based on the currency of the valid bank account nominated by the CDI holder to the CDI registry prior to the CDI Record Date (the “Nominated Account”).
If a CDI holder's Nominated Account is held in:
•	Australian dollars, the CDI holder will receive their Consideration payment in Australian dollars;
•	New Zealand dollars, the CDI holder will receive their Consideration payment in New Zealand dollars; and
•	U.S. dollars, the CDI holder will receive their Consideration payment in U.S. dollars.
However, if a CDI holder has not provided the details of a valid Nominated Account with the CDI registry prior to the CDI Record Date, then for CDI holders:
•
with a registered address anywhere in the world other than New Zealand, they will have their Consideration payment converted to Australian dollars at the Consideration Exchange Rate (as described below) and will receive an Australian dollar denominated cheque by prepaid post to their address as recorded in the CDI register as at the CDI Record Date, with the cheque being drawn in the name of the CDI holder; and

•
with a registered address in New Zealand, they will have their Consideration payment converted to New Zealand dollars at the Consideration Exchange Rate (as described below) and their Consideration payment will be withheld pending receipt of details of a valid Nominated Account. Any withheld Consideration will not bear interest.

The Buyer will deposit, or cause to be deposited, with the Paying Agent, for the benefit of CDI holders, cash in an amount equal to the Consideration payable to the CDI holders, converted (as applicable) from U.S. dollars to Australian dollars and New Zealand dollars respectively by the Paying Agent at the prevailing market exchange rate(s) on the date(s) of the currency conversion (the “Consideration Exchange Rate”). All CDI holders receiving Consideration in Australian dollars or New Zealand dollars (as applicable) will have their Consideration calculated by reference to the same Consideration Exchange Rate.
The Consideration Exchange Rate will include a deduction for any applicable and properly incurred transaction and dealing costs associated with the conversion. The direct cost of conversion to CDI holders who receive the Consideration to which they are entitled in Australian dollars or New Zealand dollars is expected to be minimal but amounts payable to such CDI holders will be subject to the Consideration Exchange Rate actually obtained (which may be a lesser or greater rate of exchange than the official U.S. dollar to Australian dollars or New Zealand dollars exchange rate on the relevant payment date).
Further information on the payment of the Consideration to CDI holders can be found in the sections of this proxy statement titled “The Transaction—Consideration to CDI holders” beginning on page 59 of this proxy statement.
Treatment of Company Equity Awards (page 71)
The Transaction Agreement provides that Company Equity Awards (as defined below) that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
•
Each outstanding restricted share right with respect to Company Shares, whether vested or unvested (each, a “Company Restricted Share Right”), will be cancelled and exchanged for an award of restricted share rights with respect to a number of ordinary shares of either Rio Tinto plc (“Rio Tinto”) or Rio Tinto Limited (each, a “Listed Share”) determined by multiplying the number of Company Shares subject to such Company Restricted Share Right by the Equity Award Conversion Ratio (as defined below).

•
Each outstanding stock option with respect to Company Shares, whether vested or unvested (each, a “Company Stock Option”), will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price, rounded up to the nearest whole cent, equal to the quotient determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.

•
Each outstanding restricted stock unit with respect to Company Shares (each, a “Company RSU”) that is held by a non-employee director of the Company (such Company RSU, a “Non-Employee Director RSU”) will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Company Shares subject to such Non-Employee Director RSU.

•
Each other Company RSU will be cancelled and exchanged for a number of restricted stock units with respect to a number of the applicable Listed Shares equal to the number of Company Shares subject to such Company RSU multiplied by the Equity Award Conversion Ratio.

The “Equity Award Conversion Ratio” is defined as the quotient obtained by dividing (i) the Per Share Consideration by (ii) the average volume weighted average price of the applicable Listed Share for the thirty consecutive trading day period ending on the last trading day preceding the closing.
Each equity award issued in exchange for a Company Restricted Share Right, Company Stock Option or Company RSU (collectively, the “Company Equity Awards”) will be subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time (including any applicable double-trigger “change in control” provisions).
Recommendation of the Company Board and Reasons for the Transaction (page 36)
The Company Board has unanimously declared that the Transaction Agreement and the Transaction are in the best interests of the Company and the Company Shareholders and approved the Transaction Agreement and the Transaction.

The Company Board unanimously recommends that Company Shareholders vote “FOR” each of the proposals to be considered at the Scheme Meeting and the Company GM as described in this proxy statement. The Company Board’s recommendation that Company Shareholders vote in favor of the Scheme Proposal, the Compensation Proposal and the Scheme and Articles Amendment Proposal are referred to as the “Board Recommendation.”
In reaching its decision, the Company Board considered a number of factors, which generally supported its decision to enter into the Transaction Agreement. For a discussion of these factors, see “The Transaction—Recommendation of the Company Board and Reasons for the Transaction” beginning on page 36 of this proxy statement.
In considering the recommendation of the Company Board, Company Shareholders should be aware that certain directors and executive officers of the Company have interests in the proposed transaction that are in addition to, or different from, any interests they might have as shareholders. For more information, see the section captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
Opinions of the Company’s Financial Advisors (page 39)
Opinion of Gordon Dyal & Co. LLC (page C-1)
On October 9, 2024, Gordon Dyal & Co. LLC (“Gordon Dyal”), lead financial advisor to the Company, rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 9, 2024, to the Company Board to the effect that as of such date, and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Gordon Dyal set forth in its written opinion, the Per Share Consideration to be paid to the holders of Company Shares (other than Company Shares held in treasury of the Company or held by the Parent, the Buyer or any direct or indirect wholly owned subsidiary of the Parent or the Buyer, in each case except any such Company Shares held on behalf of third parties (together with any Company Shares held by an affiliate of the Company, the Parent or the Buyer, the “Excluded Shares”)) pursuant to the Transaction Agreement was fair from a financial point of view to such holders.
The full text of Gordon Dyal’s written opinion to the Company Board, dated October 9, 2024, is attached to this proxy statement as Annex B, and is incorporated by reference in this proxy statement in its entirety. Company Shareholders should read the opinion in its entirety for a discussion of the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Gordon Dyal in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Gordon Dyal’s opinion was directed to the Company Board and addressed only the fairness from a financial point of view to the holders of Company Shares (other than the Excluded Shares) of the Per Share Consideration to be paid to such holders pursuant to the Transaction Agreement, as of the date of the opinion. Gordon Dyal’s opinion did not address any other aspects of the Transaction and did not and does not constitute a recommendation as to how Company Shareholders should vote at the special meetings.
Opinion of UBS Securities LLC (page B-1)
UBS Securities LLC (“UBS”) was retained by the Company to act as a financial advisor in connection with the Transaction. As part of that engagement, the Company Board requested that UBS render an opinion as to the fairness, from a financial point of view, of the Per Share Consideration to be received by holders of Company Shares (other than the Excluded Shares) in the Transaction. On October 9, 2024, at a meeting of the Company Board held to evaluate the Transaction, UBS delivered to the Company Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated October 9, 2024, to the effect that, as of that date and based upon, and subject to, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS in connection with the opinion, the Per Share Consideration to be received by holders of Company Shares (other than Excluded Shares) in the Transaction was fair, from a financial point of view, to such holders.
The full text of the UBS opinion describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS. The UBS opinion is attached to this proxy statement as Annex C and is incorporated herein by reference. The UBS opinion was provided for the benefit of the Company Board in connection with, and for the purpose of, its evaluation of the Per Share Consideration in the Transaction and addresses only the fairness, from a financial point of view, of the Per Share Consideration to holders of Company Shares (other than Excluded Shares) in the Transaction. The UBS opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Transaction. The UBS opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction. Holders of Company Shares are encouraged to read the UBS opinion carefully in its entirety.
For more information, see the section entitled “Opinion of UBS Securities LLC” beginning on page B-1 of this proxy statement.
Interests of Certain Persons in the Transaction (page 52)
When considering the foregoing recommendation of the Company Board that you vote to approve the Scheme Proposal and the Company Shareholder Proposals, Company Shareholders should be aware that the Company’s directors and executive officers may have interests in the Transaction that are different from, or in addition to, those of the Company Shareholders more generally. In (1) evaluating and negotiating the Transaction Agreement, (2) approving the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (3) declaring that it is in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme and (4) making the foregoing recommendation of the Company Board, the Company Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests are more fully described in “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
Regulatory Approvals Required (page 57)
Antitrust Clearance in the U.S.
Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”) and the rules and regulations promulgated thereunder by the Federal Trade Commission (the “FTC”), the parties are prevented from consummating the Transaction until, among other things, the Buyer and the Company have filed notifications with and furnished certain information to the FTC and the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”) and the applicable waiting period has expired or been terminated.
Each of the Buyer and the Company will file a Notification and Report Form for Certain Mergers and Acquisitions with the Antitrust Division and the FTC as required pursuant to the HSR Act.
Non-U.S. Antitrust Clearances
The Company derives revenues and has assets in other jurisdictions where merger control filings or clearances may be necessary or recommended. The Transaction cannot be consummated until the closing conditions relating to applicable filings or clearances under the antitrust laws in the required jurisdictions have been satisfied or waived, namely, Canada, China, Japan and South Korea. The parties are proactively briefing the relevant regulators in Australia and the United Kingdom.
Following the closing, the Buyer will notify the Argentinian antitrust authority about the Transaction and seek its approval. The closing of the Transaction is not conditioned on obtaining the approval of the Argentinian antitrust authority.
Investment Clearances and Regulations
The Company is active in jurisdictions where investment screening law filings or clearances may be necessary or recommended. The Transaction cannot be consummated until the closing conditions relating to applicable filings or clearances under the relevant investment screening laws in the required jurisdictions have been satisfied or waived, including Australia, Canada, Ireland (subject to the regime commencement), Italy and the United Kingdom.

Additionally, the Committee on Foreign Investment in the U.S. (“CFIUS”) is an interagency committee authorized by Section 721 of Title VII of the Defense Production Act of 1950, as amended (the “DPA”), to review certain transactions involving foreign investment in the U.S. in order to determine the effect of such transactions on U.S. national security. Transactions that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) are subject to CFIUS jurisdiction. Because the Buyer is considered a “foreign person” and the Transaction would result in “control” of a “U.S. business” under the DPA and implementing regulations thereof, the Transaction is subject to CFIUS jurisdiction. The closing conditions relating to applicable filings or clearances under the DPA and implementing regulations thereof will need to be satisfied or waived in order for the Transaction to be consummated.
Jersey Court Process
The Transaction is being implemented by way of Court-approved scheme of arrangement, which requires, among other things, an application by the Company to the Court to sanction the scheme of arrangement. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between the Company and its shareholders. In a scheme of arrangement, the Company will make an initial application to the Court to convene the Scheme Meeting at which the Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote. The quorum for the Scheme Meeting is that required for a general meeting of the Company (being persons holding or representing a majority of the voting power of the shares entitled to vote at such meeting in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting)). If the Company Shareholders so agree by approving the Scheme, subject to the satisfaction or waiver of the conditions set forth in the Transaction Agreement, the Company will return to the Court to request the Court to sanction the arrangement. Company Shareholders are entitled to attend to support or oppose the sanction of the Scheme of Arrangement by the Court as described elsewhere in this proxy statement and may also submit written statements regarding the scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG. Upon the Scheme of Arrangement becoming effective in accordance with its terms and the Companies Law, it will bind the Company and the Company Shareholders irrespective of whether or not they attended or voted at the Scheme Meeting or the Company GM.
Litigation Related to the Transaction (page 58)
As of November 20, 2024, the Company has received nine letters from purported Company Shareholders demanding that the Company Board take action on behalf of the Company to remedy allegations regarding the Company’s disclosures to shareholders with respect to various alleged omissions of material information in this proxy statement relating to the Transaction. The Company believes all such demands are without merit.
Accounting Treatment of the Transaction (page 58)
The Transaction will be accounted for as a “business combination” for financial accounting purposes.
No Dissenter’s Rights (page 60)
Under Jersey law, holders of Company Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement. As referred to elsewhere in this proxy statement, Company Shareholders have the right to attend and be heard at the Court hearing of the application to sanction the Scheme (the “Sanction Hearing”), either in person or through a Jersey advocate, and may also submit written statements regarding the Scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG.
Material Tax Consequences of the Transaction (page 61)
For U.S. federal income tax purposes, the receipt of cash by a U.S. holder (as defined in the section of this proxy statement captioned “Material U.S. Federal Income Tax Consequences of the Transaction”) in exchange for such U.S. holder’s Company Shares pursuant to the Scheme generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. holder receives and such U.S. holder’s adjusted tax basis in the Company Shares surrendered.

Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Scheme in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. tax jurisdiction.
Effective Time and Closing of the Transaction (page 71)
The Scheme will become effective as soon as the Act of the Court sanctioning the Scheme under Article 125 of the Companies Law (the “Court Order”) has been delivered to the Registrar of Companies in Jersey for registration. Closing of the Transaction will occur upon the Effective Time.
No Solicitation of Competing Proposals (page 77)
The Transaction Agreement (except as noted below) generally restricts the Company’s ability to (i) initiate, solicit, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing non-public information) any inquiries or the making of any proposal or offer, that constitutes, or would reasonably be expected to lead to, any Company Competing Proposal (as defined in the section entitled “The Transaction Agreement—No Solicitation of Competing Proposals”); (ii) engage in, continue or otherwise participate in any discussions or negotiations with any third party with respect to, relating to or in furtherance of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal; (iii) provide any non-public information or data or access to the properties, assets or employees of the Company and their respective subsidiaries, as applicable, to any third party in connection with, related to or in contemplation of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal; (iv) approve any third party becoming an “interested member” under article 9 of the Company’s articles of association; (v) discuss with any third party, approve or recommend, or propose to discuss, approve or recommend, or execute or enter into any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal or any inquiry, proposal or offer, in each case of the foregoing that would reasonably be expected to lead to a Company Competing Proposal (other than a confidentiality agreement in accordance with the requirements provided for in the Transaction Agreement); or (vi) submit any Company Competing Proposal to the vote of the Company Shareholders, as applicable; provided that the Company or any of its representatives may, in response to an unsolicited inquiry or proposal from a third party, inform a third party or its representative of the restrictions imposed by the provisions of the Transaction Agreement (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted by the Transaction Agreement).
Board Change of Recommendation (page 80)
The Company has agreed that, subject to certain exceptions described in the section entitled “The Transaction Agreement—Board Change of Recommendation,” the Company Board will not, directly or indirectly:
•
change, withhold, withdraw, qualify or modify, or publicly propose or announce any intention to change, withhold, withdraw, qualify or modify in a manner adverse to the Buyer or the Parent, the Board Recommendation;

•	fail to include its Board Recommendation in this proxy statement;
•	approve, adopt, endorse or recommend, or publicly propose or announce any intention to approve, adopt, endorse or recommend, any Company Competing Proposal;
•
publicly agree or propose to enter into, any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal (other than a confidentiality agreement as provided for in the Transaction Agreement);

•
in the case of a Company Competing Proposal that is structured as a tender offer or exchange offer pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) for issued Company Shares (other than by the Buyer or an affiliate of the Buyer), fail to recommend, in a Solicitation/Recommendation Statement on Schedule

14D-9, against acceptance of such tender offer or exchange offer by Company Shareholders on or prior to the earlier of (A) three business days prior to the date the Scheme Meeting is held, including adjournments (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date the Scheme Meeting is held, including adjournments) or (B) ten business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer; or
•	cause or permit it to enter into an alternative acquisition agreement (together with any of the actions set forth in the first through fifth bullets above, a “Company Change of Recommendation”).
The Transaction Agreement includes certain exceptions to the non-solicitation covenant, including to (i) seek clarification from (but not provide any non-public information to) such person making a Company Competing Proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Company Board to make an informed determination and (ii) in the case that, at any time prior to the receipt of the Company Shareholder Approval (as defined in the section entitled “The Transaction Agreement—Representations and Warranties in the Transaction Agreement”), the Company receives a written, unsolicited bona fide Company Competing Proposal (which did not result from a breach of the non-solicitation restrictions) that the Company Board or any committee thereof determines in good faith after consultation with its financial advisors and outside legal counsel that such Company Competing Proposal is, or could reasonably be expected to become, a Company Superior Proposal (as defined in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement”) and that failing to take such actions would likely breach the statutory or fiduciary duties of the Company Board under applicable law, if the Company Board so chooses (and if certain other requirements are met in accordance with the Transaction Agreement, including giving written notice to the other party and making itself available to negotiate adjustments or revisions to the Transaction Agreement as would permit the Company Board not to effect a Company Change of Recommendation), to effect a Company Change of Recommendation and tender payment of the Company Termination Fee (as defined below). For additional information on the Company Change of Recommendation or the Company Termination Fee, see the sections entitled “The Transaction Agreement—Board Change of Recommendation” or “The Transaction Agreement—Termination Fee,” respectively.
In addition, at any time prior to the receipt of the Company Shareholder Approval, and after giving effect to certain rights offered to the other party as required under the Transaction Agreement (including giving written notice to the other party and making itself available to negotiate adjustments or revisions to the Transaction Agreement as would permit the Company Board not to effect a Company Change of Recommendation), the Company Board may effect a Company Change of Recommendation in response to a Company Intervening Event (as defined in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement”) if the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Intervening Event would likely breach the statutory or fiduciary duties of the Company Board under applicable law and tender payment of the Company Termination Fee (as defined below).
Conditions to Complete the Transaction (page 10)
As more fully described in this proxy statement and as set forth in the Transaction Agreement, the obligation of each of the Buyer and the Company to consummate the Transaction are subject to the satisfaction or, to the extent permitted by applicable law, waiver in writing by each of the Company, the Parent and the Buyer at or prior to closing of the Transaction, of certain conditions, including the following:
•	the Company Shareholder Approval has been obtained at the Scheme Meeting and the Company GM;
•
the Scheme of Arrangement has been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to the Company and the Buyer acting reasonably and in good faith) and a copy of the Court Order has been delivered to the Registrar of Companies in Jersey;

•
all applicable consents required (or confirmation from the relevant authority that it does not consider its consent would be required) under specified antitrust laws and investment screening laws of the jurisdictions specified in the Transaction Agreement have been obtained or any applicable waiting period (and any extensions thereof) has expired or been terminated;

•
no governmental entity of a competent jurisdiction has issued any order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no applicable law has been adopted that makes consummation of the Transaction illegal or otherwise prohibited (however, any law that arises out of or relates to antitrust laws or investment screening laws will only be a failure to meet a condition to the Scheme to the extent the violation or contravention of such law as in effect would reasonably be expected to result in criminal liability to any person or personal liability to any director or officer of the Company, the Parent, the Buyer, or any of their respective subsidiaries).

•
the representations and warranties of the Company or the Parent and the Buyer are true and correct to the extent required by, and subject to the applicable materiality standards set forth in, the Transaction Agreement, together with the receipt of a certificate executed by an executive officer of the Parent and the Buyer or the Company, as applicable, to such effect;

•
has in all material respects performed the obligations and complied with the covenants required to be performed or complied with by it under the Transaction Agreement, together with the receipt of a certificate executed by an executive officer of the Parent and the Buyer or the Company, as applicable, to such effect; and

•	there has been no Company Material Adverse Effect.
Termination of the Transaction Agreement (page 89)
Termination Prior to the Effective Time. The Transaction Agreement may be terminated and the Scheme and the Transaction may be abandoned prior to the Effective Time whether before or after the Company Shareholder Approval has been obtained, under the following circumstances:
•	by mutual written consent of the Company and the Parent;
•	by either the Company or the Parent:
○	if the Company Shareholder Approval is not obtained at the Scheme Meeting, or at any adjournment or postponement thereof, in each case at which a vote on such approval was taken;
○
if the Court (or any competent court of appeal therefrom) declines or refuses to make any orders directing the Company to convene the Scheme Meeting or declines or refuses to approve the Scheme; provided that the right to terminate the Transaction Agreement will not be available (i) in the event the Parent and the Buyer agree in writing to implement the Transaction by way of an offer or (ii) to any party whose material breach of any representation, warranty or covenant has been the principal cause of such declination or refusal;

○
if the Effective Time has not occurred by 5:00 p.m. US EST on October 9, 2025, which will be automatically extended in two three-month increments until no later than April 9, 2026 if (x) certain conditions with respect to governmental entity orders and consents under the antitrust laws and investment screening laws specified in the Transaction Agreement have not been satisfied as of the close of business on the business day immediately prior to the then-current End Date or (y) the Company Shareholder Approval has been obtained but (i) no court date for the Sanction Hearing to obtain the Court Order is available by the then-current End Date, (ii) the Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) the Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date (subject to such extension, the “End Date”), and such outcome was not principally caused by a material breach of certain covenants set forth in the Transaction Agreement by the party seeking to terminate the Transaction Agreement; or

○
if any governmental entity of competent jurisdiction has issued a final and non-appealable ruling upholding the declination or refusal (as applicable) of the Court, and such outcome was not principally caused by a material breach of any representation, warranty, covenant or agreement set forth in the Transaction Agreement by the party seeking to terminate the Transaction Agreement;

•	by the Parent:

○
if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which breach or failure to perform (i) would cause the conditions to the Parent’s obligation to consummate the Transaction relating to the accuracy of the Company representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied, and (ii) is either incapable of being cured or is not cured by the earlier of (A) the End Date and (B) 30 days following written notice by the Parent thereof (provided that neither the Parent nor the Buyer is then in breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement which breach would cause the conditions to the Company’s obligation to consummate the Transaction relating to the accuracy of the Parent’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied); or

○
prior to the receipt of the Company Shareholder Approval if (i) there has occurred a Company Change of Recommendation or (ii) an intentional and material breach by the Company of the covenant relating to calling the Scheme Meeting and the Company GM has occurred;

•	by the Company:
○
if the Buyer has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which breach or failure to perform (i) would cause the conditions to the Company’s obligation to consummate the Transaction relating to the accuracy of the Parent’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied, and (ii) is either incapable of being cured or is not cured by the earlier of (A) the End Date and (B) 30 days following written notice by the Company thereof (provided that the Company is not then in breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement which breach would cause the conditions to the Parent’s obligation to consummate the Transaction relating to the accuracy of the Company’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied);

○
prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation in connection with a Company Superior Proposal; provided that prior to or concurrently with such termination the Company pays or causes to be paid to the Buyer the Company Termination Fee; or

○
prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation in response to a Company Intervening Event provided that prior to or concurrently with such termination the Company pays or causes to be paid to the Buyer the Company Termination Fee.

Termination Fee (page 90)
The Company has agreed to pay the Buyer a termination fee of $200 million (the “Company Termination Fee”) if the Transaction Agreement is terminated:
•
by the Parent, at any time prior to receipt of the Company Shareholder Approval if (i) there has occurred a Company Change of Recommendation or (ii) an intentional and material breach by the Company of the covenant relating to calling the Scheme Meeting and the Company GM has occurred;

•
by the Company, at any time prior to receipt of the Company Shareholder Approval if there has been a Company Change of Recommendation termination right or Company Intervening Event Termination Right (as defined in the section entitled “The Transaction Agreement—Termination of the Transaction Agreement”); and

•
(i) (A) by either the Company or the Parent pursuant to the End Date Termination Right or the Company Shareholder Approval Termination Right, or (B) by the Parent pursuant to the Material Breach Termination Right in respect of an intentional and material breach (each as defined in the section entitled “The Transaction Agreement— Termination of the Transaction Agreement”); (ii) prior to such termination but after the date of the Transaction Agreement, a bona fide Company Competing

Proposal has been publicly made to the Company or any of its subsidiaries, has been made directly to the Company Shareholders generally or otherwise has become public or any person has publicly announced an intention (whether or not conditional) to make a bona fide Company Competing Proposal to the Company or, in the case of termination by the Parent pursuant to the Material Breach Termination Right, a Company Competing Proposal has been made publicly or privately to the Company Board, and (iii) within 12 months after the date of a termination in either of the cases referred to in the preceding clauses (i)(A) and (i)(B), the Company consummates a Company Competing Proposal or enters into a definitive agreement providing for a Company Competing Proposal (provided that solely for purposes of this bullet, all references to “20% or more” in the definition of “Company Competing Proposal” will be deemed to be references to “more than 50%”).
In circumstances where the Company Termination Fee is payable by the Company, the Buyer’s right to receive the Company Termination Fee will be its sole and exclusive remedy under the Transaction Agreement in connection with the circumstances giving rise to the payment, except in the case of fraud or Intentional Breach (as defined in the section entitled “The Transaction Agreement—Effect of Termination”) by the Company. The Company will not be required to pay the Company Termination Fee on more than one occasion.
Effect on the Company if the Transaction is Not Completed (page 58)
If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by Company Shareholders, or if the Transaction is not completed for any other reason:
•	the Company Shareholders will not be entitled to, nor will they receive, any payment from the Buyer pursuant to the Transaction Agreement;
•	the Company will remain an independent public company;
•
the Company Shares will continue to be listed and traded on NYSE under the symbol “ALTM” and registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”);

•	the Company will continue to file periodic reports with the U.S. Securities and Exchange Commission (the “SEC”);
•	the CDIs will continue to be listed and traded on the ASX under the symbol “LTM”; and
•
under certain specified circumstances, the Company will be required to pay the Buyer the Company Termination Fee of $200,000,000. For more information, see “The Transaction Agreement—Termination Fee” beginning on page 90 of this proxy statement.

Delisting and Deregistration of Company Shares (page 67)
Pursuant to the Transaction Agreement, the Company and the Buyer will cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Company Shares from NYSE and deregister the Company Shares under the Exchange Act, in each case as promptly as practicable after the Effective Time, and suspend quotation of the CDIs on ASX immediately prior to the Effective Time. As soon as practicable after the Effective Time, the Company will apply to the ASX to delist the Company and for revocation of the approval of the CDIs and distribution of the Consideration to the CDI holders. Accordingly, the Company Shares will be delisted from NYSE and deregistered under the Exchange Act promptly following the completion of the Transaction, and the CDIs will be delisted from ASX promptly following the completion of the Transaction. If the Transaction is completed, the Company’s obligations to file or furnish reports under the Exchange Act and reporting obligations under the ASX will be terminated.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND THE MEETINGS
The following questions and answers are intended to briefly address some questions that you, as a Company Shareholder, may have regarding the Transaction, the Transaction Agreement and the Meetings. These questions and answers may not address all questions that may be important to you as a Company Shareholder. Please refer to the section entitled “Summary” beginning on page 1 of this proxy statement and the more detailed information contained elsewhere in this proxy statement, the annexes and the exhibits to and the information incorporated by reference into this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 96 of this proxy statement.
Q:	Why am I receiving this proxy statement?
A:
The Company and the Buyer have entered into the Transaction Agreement, pursuant to which the Buyer will acquire the Company by means of a Jersey “scheme of arrangement,” or “scheme,” which is referred to in this proxy statement as the “Transaction” or the “acquisition.”

The Royal Court of Jersey (the “Court”) has ordered the convening of a special Court-ordered meeting of Company Shareholders (the “Scheme Meeting”) in order to obtain shareholder approval of the Scheme of Arrangement. Following the Scheme Meeting, the Company will hold a general meeting of Company Shareholders (the “Company GM”) in order to obtain shareholder approval of a non-binding advisory proposal to approve certain golden parachute compensation arrangements for certain of the Company’s named executive officers, and a related proposal relating to implementation of the Scheme of Arrangement, including amending the Company’s articles of association. The Scheme Meeting and the Company GM are referred to as the “Meetings” or the “special meetings.”
We have included in this proxy statement important information about the acquisition, the Transaction Agreement and the special meetings. You should read this information carefully and in its entirety.
If you are a Company Shareholder whose name appears in the register of shareholders of the Company (a “shareholder of record”), you are receiving either (i) one mailing that includes both a form of proxy with instructions for voting at the Scheme Meeting and a second form of proxy with instructions for voting at the Company GM or (ii) two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You may vote your Company Shares without attending the applicable special meeting by granting a proxy or voting your Company Shares by mail or over the internet following the instructions provided in the applicable form of proxy.
If you are a CDI holder of record, you are receiving one mailing that includes two CDI voting instruction forms with instructions for voting at the Scheme Meeting and for voting at the Company GM. You may vote your CDIs without attending the applicable special meeting by completing, signing and returning the CDI voting instruction forms to Computershare Investor Services Pty Limited, the CDI registry in Australia (“Computershare”).
If you hold your Company Shares or CDIs through a broker, bank, trustee or other nominee, you should follow the instructions provided by your broker, bank, trustee or other nominee in order to instruct them how to vote such Company Shares or CDIs.
Q:	When and where will each special meeting be held?
A:
The Scheme Meeting will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:00 a.m. US EST (unless adjourned or postponed). The Company GM will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:15 a.m. US EST (unless adjourned or postponed) or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting.

If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM at the relevant times above. You may not participate or vote during the special meetings by joining the live webcast as a guest.
You may vote by completing your relevant proxy card or CDI voting instruction form and mailing it, by voting online or by voting in person at each of the special meetings. Please review the instructions on each proxy card or CDI voting instruction form regarding your voting options.
Q:	How can I register to attend each special meeting?
A:
If you are a shareholder of record, the forms of proxy contain instructions on how to attend the special meetings. The forms of proxy also contain instructions on how to attend the special meetings virtually, including the URL address, along with your 16-digit control number.

You can attend the special meetings virtually starting at 8:00 a.m., US EST, on December 23, 2024. Enter the URL address www.virtualshareholdermeeting.com/ALTM2024SM into your browser, and then enter your control number, name and email address. At the start of the special meetings you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meetings.
CDI holders may join, but not vote, at the special meetings. If you would like to join and not vote, you may join the special meetings by entering the URL address www.virtualshareholdermeeting.com/ALTM2024SM into your browser and following the instructions to join as a guest.
Beneficial holders, who own Company Shares through a broker, bank, trustee or other nominee will need to contact their broker, bank, trustee or other nominee to receive a control number. If you plan to vote at the special meetings you will need to have a legal proxy from your broker, bank, trustee or other nominee. You must contact your broker, bank, trustee or other nominee for specific instructions on how to receive the control number.
Even if you plan to attend the special meetings, we encourage you to vote promptly in advance of the special meetings.
Q:	What will the Company Shareholders receive as consideration in the acquisition?
A:
As consideration for the acquisition, Company Shareholders (including holders of CDIs) will be entitled to receive per share consideration equal to $5.85 in cash, without interest and subject to any required withholding of taxes, for each Company Share that you own (the “Per Share Consideration”).

Q:	As a CDI holder, what currency will I be paid in?
A:
The Consideration for CDIs will be paid to CDI holders in Australian dollars, New Zealand dollars or U.S. dollars depending on the currency in which their nominated valid bank account can receive payment (the “Nominated Account”). If CDI holders have not nominated a valid bank account to the CDI registry prior to the CDI Record Date, please see the section entitled “Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page 4 of this proxy statement.

Q:	What will holders of Company Equity Awards receive in the acquisition?
A:	The Transaction Agreement provides that Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
•
Each outstanding Company Restricted Share Right will be cancelled and exchanged for an award of restricted share rights with respect to a number of Listed Shares determined by multiplying the number of Company Shares subject to such Company Restricted Share Right by the Equity Award Conversion Ratio.

•
Each outstanding Company Stock Option will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.
•
Each outstanding Non-Employee Director RSU will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Company Shares subject to such Non-Employee Director RSU.

•
Each other outstanding Company RSU will be cancelled and exchanged for a number of restricted stock units with respect to a number of the applicable Listed Shares equal to the number of Company Shares subject to such Company RSU multiplied by the Equity Award Conversion Ratio.

Each equity award issued in exchange for a Company Equity Award will be subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time (including any applicable double-trigger “change in control” provisions).
Q:	Who is entitled to vote?
A:	You can vote at the special meetings if you were a holder of Company Shares or CDIs as of 5:00 p.m. US EST on the Record Date.
Q:	What proposals are being voted on at each special meeting and what shareholder vote is required to approve those proposals?
A:
Company Shareholders are being asked to vote on one proposal related to the Scheme at the Scheme Meeting and two proposals at the Company GM (one related to certain golden parachute compensation arrangements and one related to the implementation of the Scheme). However, the vote required to approve each such proposal is different at each of the special meetings.

The acquisition is conditioned on the approval of the Scheme at the Scheme Meeting (the “Scheme Proposal”). As set out in full under the section entitled “Part 2—Explanatory Statement” beginning on page 97 of this proxy statement, the Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).
The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the meeting by shareholders of record. Abstentions are not permitted with respect to the Scheme Proposal.
Set forth below is a table summarizing certain information with respect to the resolutions to be voted on at the Company GM:

Company GM Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
1
Approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal”)
		Ordinary	No

2
Authorize the directors of the Company to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect and to amend the articles of association of the Company so that any Company Shares that are issued on or after the Record Date to persons other than the Buyer or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by the Buyer and/or its
		Special	Yes

Company GM Resolution #	Resolution	Ordinary or Special Resolution?	Transaction Conditioned on Approval of Resolution?
nominee(s) for the Per Share Consideration (the “Scheme and Articles Amendment Proposal” or the “Special Resolution” and together with the Compensation Proposal, the “Company Shareholder Proposals”).

At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution” (Resolution #1), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy), or a “special resolution” (Resolution #2), which requires the approval by two-thirds (66 2/3%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement of such meeting). The votes required to approve the Company Shareholder Proposals are based on Company Shareholder votes properly cast at the Company GM. Abstentions will be counted as present for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions will have no effect on the Company Shareholder Proposals except that abstentions will have an effect on determining whether the Company GM has established a quorum. The Company does not expect any broker non-votes at the special meetings because the rules applicable to brokers, banks, trustees or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the special meetings is considered non-routine. As a result, no broker will be permitted to vote your Company Shares at the special meetings without receiving instructions.
As of the Record Date, the Company’s directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 1,161,339 Company Shares, representing approximately .1% of the Company Shares in issue as of that date. It is expected that the Company’s directors and executive officers will vote “FOR” each of the proposals at the Scheme Meeting and the Company GM, although none of them have entered into any agreement or instrument requiring them to do so.
Q:	Does my vote matter?
A:
Your vote is very important. It is important that as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of the Company Shareholders.

Shareholders of record are receiving either (i) one mailing that includes both a form of proxy with instructions for voting at the Scheme Meeting and a second form of proxy with instructions for voting at the Company GM or (ii) two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.
CDI holders of record are receiving one mailing that includes two CDI voting instruction forms with instructions for voting at the Scheme Meeting and for voting at the Company GM. You are encouraged to complete, sign and return a CDI voting instruction form to Computershare, for each of the Scheme Meeting and the Company GM as soon as possible.
Beneficial holders of Company Shares or CDIs will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or other nominee to vote their beneficially held Company Shares or CDIs.
The Board recommends that you vote “FOR” each of the proposals at the Scheme Meeting and the Company GM.
Q:	Why are there two special meetings?
A:	At the Scheme Meeting, Company Shareholders will be asked to approve the Scheme for purposes of satisfying the requirements of the Companies Law.

At the Company GM, Company Shareholders will be asked to vote on a non-binding advisory proposal to approve certain golden parachute compensation arrangements for certain of the Company’s named executive officers. For more details on these matters, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
At the Company GM, Company Shareholders will also be asked to authorize the directors of the Company Board to take all actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the Company’s articles of association. For more details on these matters, see “The Special Meetings of Company Shareholders” beginning on page 26 of this proxy statement.
Both special meetings are necessary to cause the Scheme of Arrangement to become effective.
Q:	What constitutes a quorum?
A:
A quorum will be present if the holders of at least a majority of the issued Company Shares entitled to vote at each special meeting either attend such special meeting in person or virtually or are represented by proxy at such special meeting. Abstentions are counted as present for the purpose of establishing a quorum at the Company GM. The Company does not expect any broker non-votes at the special meetings because the rules applicable to brokers, banks, trustees or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the special meetings is considered non-routine. As a result, no broker will be permitted to vote your Company Shares at the special meetings without receiving instructions.

Q:	What is the recommendation of the Company Board regarding the proposals being put to a vote at each special meeting?
A:
The Company Board has (i) approved and declared advisable the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme) and (ii) declared that it is in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme.

The Company Board unanimously recommends that Company Shareholders vote at the special meetings as follows:
•	“FOR” the Scheme Proposal at the Scheme Meeting;
•	“FOR” the Compensation Proposal at the Company GM; and
•	“FOR” the Scheme and Articles Amendment Proposal at the Company GM.
For additional details, see “The Transaction—Recommendation of the Company Board and Reasons for the Transaction” beginning on page 36 of this proxy statement. In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of the Company have interests in the Transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
Q:	When is the Transaction expected to be completed?
A:
As of the date of this proxy statement, the Transaction is expected to be completed in mid-2025. However, no assurance can be provided as to when or if the Transaction will be completed. The required vote of Company Shareholders to approve the Scheme Proposal and the Scheme and Articles Amendment Proposal at the special meetings, as well as the necessary regulatory consents and approvals, must be satisfied or, to the extent applicable, waived before the Transaction can be completed.

Q:	What happens if the Transaction is not completed?
A:
If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by the requisite vote of Company Shareholders at the special meetings or if the Transaction is not completed for any other reason, Company Shareholders will not be entitled to, nor will they receive, any payment for their respective

Company Shares pursuant to the Transaction Agreement. Instead, the Company will remain an independent public company and continue to file periodic reports with the SEC, and the Company Shares will continue to be listed and traded on NYSE under the symbol “ALTM” and the CDIs will continue to be traded on the ASX under the symbol “LTM”. Under the Transaction Agreement, the Company may be required to pay the Buyer a termination payment of up to $200,000,000 if the Transaction Agreement is terminated under certain circumstances. For more information, see “The Transaction Agreement—Termination Fee” beginning on page 90 of this proxy statement.
Q:	What if I sell my Company Shares or CDIs after the Record Date?
A:
If you transfer your Company Shares or CDIs after the Record Date but before either special meeting, you will retain your right to vote at both special meetings but will have transferred the right to receive the Per Share Consideration. In order to receive the Per Share Consideration you must hold your shares through the completion of the Transaction.

Q:	What if I buy Company Shares or CDIs after the Record Date?
A:
If you acquire additional Company Shares or CDIs after the Record Date, you will not have the right to vote in respect of those additional Company Shares or CDIs at either special meeting. You will have the right to receive the Per Share Consideration in respect of those additional Company Shares or CDIs if you hold such Company Shares or CDIs through the completion of the Transaction.

Q:	How do I vote?
A:	Shareholders of Record
If you are a shareholder of record, you will receive two forms of proxy (one for the Scheme Meeting and one for the Company GM). You may vote your Company Shares at each special meeting in one of the following ways:
•	Online prior to the Meetings: by voting over the internet as instructed on the applicable form of proxy by entering the assigned control number located on the relevant proxy card;
•	By post: by signing and returning the enclosed relevant proxy card;
•	By telephone: by telephone prior to the Meetings; or
•	Online during the Meetings: by voting over the internet at the Meetings by entering the assigned control number located on the relevant proxy card.
Completed forms of proxy must be submitted no later than 11:59 p.m. US EST on December 22, 2024 or the day before any adjourned or postponed Meeting, in accordance with the instructions on that form.
CDI Holders of Record
If you are a CDI holder of record, the Company would like to remind you of the particular requirements and restrictions that your votes will be subject to.
A CDI represents an uncertificated unit of beneficial ownership in the shares of the Company. CDI holders do not actually own direct legal title to shares. Legal title to shares which underlie CDIs is ultimately held by Cede & Co. (as nominee for The Depository Trust Company). CDN in turn holds a beneficial title under a custodian arrangement to those shares which are held beneficially for and on behalf of CDI holders. As the ultimate beneficial owner of the shares, you have the right to direct CDN on how to vote the shares in your account. You should complete, sign and return the enclosed CDI voting instruction form to Computershare, the CDI registry in Australia, or submit your voting instruction online, in accordance with the instructions below. You will have one (1) vote per one (1) CDI for each Meeting.
CDN is required to follow the voting instructions properly received from CDI holders. CDN cannot vote on any of the proposals without your instructions. If you are a CDI holder that holds its interest in CDIs through a broker, bank, trustee or other nominee, please follow the instructions set out in the paragraph below titled “Beneficial Owners”.

CDI voting instruction forms may be lodged in one of the following ways:
•
Online: Online at www.investorvote.com.au. To use the online lodgment facility, CDI holders will need their holder number (Securityholder Reference Number (SRN) or Holder Identification Number (HIN)) as shown on the front of the CDI voting instruction form.

•	By post: Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria 3001.
•	By fax: 1 800 783 447 within Australia or +61 3 9473 2555 outside Australia.
Completed CDI voting instruction forms must be provided to Computershare no later than 11:59 p.m. Australian Eastern Standard Time (“AEST”) on December 19, 2024 or 96 hours before any adjourned or postponed Meeting, in accordance with the instructions on that form. The CDI voting deadline is prior to the date that proxies are due, so that CDN has sufficient time to vote the Company Shares underlying the applicable CDIs.
Beneficial holders
If your Company Shares or CDIs are held by a broker, bank, trustee or other nominee, you should check the voting form used by your broker, bank, trustee or other nominee to determine whether you may give voting instructions by telephone or the internet and must instruct such broker, bank, trustee or other nominee on how to vote such Company Shares or CDIs by following the instructions that the broker, bank, trustee or other nominee provides you along with this proxy statement. Your broker, bank, trustee or other nominee, as applicable, may have an earlier deadline by which you must provide instructions to it as to how to vote your Company Shares or CDIs, so you should read carefully the materials provided to you by your broker, bank, trustee or other nominee.
Brokers, banks, trustees or other nominees who hold Company Shares or CDIs on behalf of their customers may not give a proxy to the Company to vote those shares with respect to any of the Company Shareholder Proposals without specific instructions from their customers, because brokers, banks, trustees or other nominees do not have discretionary voting power on any of the Company Shareholder Proposals.
Q:	If my Company Shares or CDIs are held in “street name” by my broker, bank, trustee or other nominee, will my broker, bank, trustee or other nominee automatically vote for me?
A:
No. If your Company Shares or CDIs are held in “street name” in a stock brokerage account or by a bank or other nominee, your broker, bank or other nominee will only be permitted to vote your Company Shares or CDIs if you instruct it how to vote. You must provide your broker, bank, trustee or other nominee with instructions on how to vote your Company Shares or CDIs in order to vote. Please follow the voting instructions provided by your broker, bank, trustee or other nominee. Please note that you may not vote Company Shares or CDIs held in street name by returning a proxy card or CDI voting instruction form directly to the Company, by voting by telephone or internet or by voting virtually at the Meetings unless you obtain a “legal proxy,” which you must obtain from your broker, bank, trustee or other nominee.

Brokers, banks, trustees or other nominees who hold Company Shares in street name for their customers have authority to vote on “routine” proposals in accordance with NYSE rules when they have not received instructions from beneficial owners. However, brokers, banks, trustees or other nominees are precluded from exercising their voting discretion with respect to non-routine matters when they have not received instructions from beneficial owners in accordance with NYSE rules. All proposals to be voted on at the Meetings are “non-routine” matters. As a result, absent specific instructions from the beneficial owner of such Company Shares brokers, banks, trustees or other nominees are not empowered to vote such shares, which is referred to as a broker non-vote.
Q:	How many votes do I have?
A:
At each special meeting, you are entitled to one vote for each Company Share or CDI that you owned as of the close of business on the Record Date. Each beneficial owner of Company Shares as of the close of business on the Record Date will be entitled to direct his or her broker, bank, trustee or other nominee how to vote such Company Shares or CDIs on all resolutions proposed at the Scheme Meeting and the Company GM. As of November 18, 2024 there were 1,075,658,355. Company Shares in issue and entitled to vote at each of the Scheme Meeting and the Company GM.

Q:	What do I need to do now?
A:
If you are a shareholder of record, you are receiving either (i) one mailing that includes both a form of proxy with instructions for voting at the Scheme Meeting and a second form of proxy with instructions for voting at the Company GM or (ii) two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. Shareholders of record are strongly urged to complete and return both forms of proxy as soon as possible and, in any event, no later than 11:59 p.m. US EST on December 22, 2024.

If you are a CDI holder of record, you are receiving one mailing that includes two CDI voting instruction forms with instructions for voting at the Scheme Meeting and for voting at the Company GM. CDI holders are strongly urged to complete and return both CDI voting instruction forms as soon as possible and, in any event, no later than 11:59 p.m. AEST on December 19, 2024.
If you hold your Company Shares or CDIs through a broker, bank, trustee or other nominee, you should follow the instructions provided by your broker, bank, trustee or other nominee in order to instruct them how to vote such Company Shares or CDIs.
After carefully reading and considering the information contained in this proxy statement, including the annexes and the documents incorporated by reference, please submit your forms of proxy or CDI voting instruction forms online, by post or by fax in accordance with the instructions set forth on the applicable form of proxy or CDI voting instruction form, or mark, sign and date the applicable form of proxy or CDI voting instruction form and return it with the enclosed prepaid envelope as soon as possible so that your Company Shares or CDIs may be voted at the applicable special meeting. Your form of proxy, CDI voting instruction form, or your internet directions will instruct the persons identified as your proxy to vote your Company Shares or CDIs at the applicable special meeting as directed by you.
Even if you plan to attend either or both special meetings, we encourage you to vote before the special meeting(s) that you plan to attend.
If the form of proxy is properly executed and returned, it will be voted in the manner directed by the Company Shareholder executing it, or if no directions are given, it will be voted in accordance with the Company Board’s recommendations.
Q:	Are shareholders entitled to appraisal or dissenters’ rights?
A:	Under Jersey law, Company Shareholders do not have appraisal or dissenters’ rights in connection with the Transaction.
Q:	May I attend the Court hearing to sanction the Scheme of Arrangement?
A:
Company Shareholders are entitled to attend and be heard at the Court hearing to sanction the Scheme of Arrangement (the “Sanction Hearing”), either in person or through a Jersey advocate, to support or oppose the Scheme, and may also submit written statements regarding the scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG. The Court’s address is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. The Company will disclose the date of the Sanction Hearing by public announcement and filing with the SEC after it has been scheduled and no later than 14 days before the Sanction Hearing.

Q:	How can I change or revoke my proxy or vote?
A:	Shareholders of record may revoke their proxy at any time before it is exercised. Their proxy must be revoked by:
•	sending a written notice to the Corporate Secretary of the Company at Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103;
•	delivering a properly executed, later-dated proxy; or

•
attending the Meetings in person or virtually and voting in person or by internet using your assigned control number, provided that you comply with the conditions set forth in the section of this proxy statement above entitled “How do I Vote?”

CDI holders of record may change or revoke their vote by lodging a later-dated CDI voting instruction form in the following ways:
•
Online: Online at www.investorvote.com.au. To use the online lodgment facility, CDI holders of record will need their holder number (Securityholder Reference Number (SRN) or Holder Identification Number (HIN)) as shown on the front of the CDI voting instruction form.

•	By Post: Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria 3001.
•	By fax: 1 800 783 447 within Australia or +61 3 9473 2555 outside Australia.
CDI holders of record that wish to change their vote must do so no later than the due date for lodgment of CDI voting instruction forms.
If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your Company Shares or CDIs, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.
Q:	Who can help answer my questions?
A:
If you have questions about the Transaction, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the forms of proxy or CDI voting instruction forms that you receive, you should contact Sodali & Co, the proxy solicitation agent for the Company, in the U.S. by telephone at (800) 662-5200 and in Australia by telephone at 1300-502-987 or via email at ALTM@investor.sodali.com.

If your Company Shares are held by a broker, bank, trustee or other nominee, you should contact your broker, bank, trustee or other nominee for additional information.
Q:	What are the U.S. federal income tax consequences of the Transaction?
A:
For U.S. federal income tax purposes, the receipt of cash by a U.S. holder (as defined in the section of this proxy statement captioned “Material U.S. Federal Income Tax Consequences of the Transaction”) in exchange for such U.S. holder’s Company Shares pursuant to the Scheme generally will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. holder receives and such U.S. holder’s adjusted tax basis in the Company Shares surrendered.

Company Shareholders should consult their own tax advisors concerning the U.S. federal income tax consequences relating to the Scheme in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. tax jurisdiction.
Q:	Where can I find more information about the Company?
A:	You can find more information about the Company from various sources described under “Where You Can Find More Information” beginning on page 96 of this proxy statement.

PROPOSED TIMETABLE OF PRINCIPAL EVENTS
All dates and times are based on the Company’s and the Buyer’s current expectations and are subject to change. Terms used but not defined in “Proposed Timetable of Principal Events” shall have the meanings given to them in the Scheme of Arrangement. If any of the dates and/or times in this expected timetable change, the Company will publicly announce the changes.

Record Date for Scheme Meeting and Company GM	5:00 p.m. (US EST) on November 18, 2024

Latest time for receipt of CDI voting instruction forms for Scheme Meeting	11:59 p.m. (AEST) on December 19, 2024

Latest time for receipt of CDI voting instruction forms for Company GM	11:59 p.m. (AEST) on December 19, 2024

Latest time for receipt of Forms of Proxy for Scheme Meeting	11:59 p.m. (US EST) on December 22, 2024

Latest time for receipt of Forms of Proxy for Company GM	11:59 p.m. (US EST) on December 22, 2024

Scheme Meeting	8:00 a.m. (US EST) on December 23, 2024

Company GM	8:15 a.m. (US EST) on December 23, 2024, or if the Scheme Meeting has not concluded by 8:15 a.m. (US EST) on December 23, 2024, as soon as possible after the conclusion of the Scheme Meeting

Court Hearing to sanction the Scheme	The Company will disclose the date of the Sanction Hearing by public announcement and SEC filing after it has been scheduled and no less than 14 days before the Sanction Hearing

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and any document to which the Company refers to in this proxy statement, contains “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to:
•	the inherent uncertainty associated with financial projections;
•
the completion of the Transaction on anticipated terms and timing, or at all, including obtaining required shareholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction;

•
potential litigation relating to the Transaction that could be instituted by or against the Company, Rio Tinto or their respective affiliates, directors or officers, including the effects of any outcomes related thereto;

•	the risk that disruptions from the Transaction will harm the Company’s business, including current plans and operations;
•	the ability of the Company to retain and hire key personnel;
•	potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Transaction;
•	continued availability of capital and financing and rating agency actions on a timely basis and on reasonable terms;
•	legislative, regulatory and economic developments affecting the Company’s business;
•	general economic and market developments and conditions;
•	certain restrictions during the pendency of the Transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions;
•
unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors;

•	unanticipated downturns in the business relationships with customers or purchasers for the Company;
•	significant transaction costs associated with the Transaction;
•	the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events;
•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring the Company to pay a termination fee or other expenses;

•	competitive responses to the Transaction;

•	the Company’s management response to any of the aforementioned factors; and
•
the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by the Company with the SEC.

These forward-looking statements speak only as of the date they are made, and the Company does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

PART 1—THE TRANSACTION AND THE SPECIAL MEETINGS

THE SPECIAL MEETINGS OF COMPANY SHAREHOLDERS
Overview
This proxy statement is being provided to Company Shareholders as part of a solicitation of proxies by the Company Board for use at the special meetings of Company Shareholders referred to below and at any adjournment or postponement of such meetings. This proxy statement is being furnished to Company Shareholders on or about November 20, 2024. This proxy statement provides Company Shareholders with information they need to be able to vote or instruct their vote to be cast at the special meetings.
Time, Place, Date and Purpose of the Special Meetings
Scheme Meeting
The Scheme Meeting will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:00 a.m. US EST, unless adjourned or postponed. If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST, unless adjourned or postponed. You may not participate or vote during the Scheme Meeting by joining the live webcast as a guest.
At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.
Company GM
The Company GM of Company Shareholders to consider and if thought fit pass the Company Shareholder Proposals will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:15 a.m. US EST, unless adjourned or postponed, or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting. If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:15 a.m. US EST, unless adjourned or postponed, or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting. You may not participate or vote during the Company GM by joining the live webcast as a guest.
At the Company GM, the Company Shareholders will be asked to vote to approve the Company Shareholder Proposals.
Attendance
You can vote at the Scheme Meeting and Company GM if you were a shareholder of record as of the close of business on the Record Date.
CDI holders may join, but not vote, at the special meetings. If you would like to join and not vote, you may join as a guest.
Beneficial holders, who own Company Shares through a broker, bank, trustee or other nominee will need to contact their broker, bank, trustee or other nominee to receive a control number. If you plan to vote at the special meetings you will need to have a legal proxy from your broker, bank, trustee or other nominee. You must contact your broker, bank, trustee or other nominee for specific instructions on how to receive the control number.
Even if you plan to attend the special meetings, we encourage you to vote promptly in advance of the special meetings following the instructions under the section entitled“—Voting Your Company Shares” below.
Proposals
Scheme Meeting: Company Shareholders entitled to vote at the Scheme Meeting are being asked to approve the Scheme in its original form or with or subject to any modification(s), addition(s) or condition(s) approved or imposed by the Court.

Company GM: Company Shareholders entitled to vote at the Company GM are also being asked to authorize the directors of the Company to take all such actions as they consider necessary or appropriate for carrying the Scheme into effect and to amend the Company Articles so that any Company Shares that are issued on or after the Record Date to persons other than the Buyer or its nominee(s) will either be subject to the terms of the Scheme or immediately and automatically acquired by the Buyer and/or its nominee(s) for the Per Share Consideration.
Record Date; Issued Company Shares; Company Shares Entitled to Vote
Company Shareholders as of the close of business on the Record Date will be entitled to vote at the special meetings. Each Company Share in issue as of the Record Date is entitled to one vote on each proposal and any other matter properly coming before the Meetings.
Quorum
A quorum will be present if the holders of at least a majority of the issued Company Shares entitled to vote at each special meeting either attend such special meeting in person or virtually or are represented by proxy at such special meeting. Abstentions are counted as present for the purpose of establishing a quorum at the Company GM. The Company does not expect any broker non-votes at the special meetings because the rules applicable to brokers, banks, trustees or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the special meetings is considered non-routine. As a result, no broker will be permitted to vote your Company Shares at the special meetings without receiving instructions.
Company Share Ownership and Voting by the Company’s Directors and Officers
As of the Record Date, the Company Board and executive officers had the right to vote, in the aggregate, 1,161,339 of the then-issued Company Shares at the special meetings (and 3,874,739 of the then issued Company Shares when taking into account rights to acquire Company Shares within 60 days of November 18, 2024), representing .1% of the Company Shares then issued and entitled to vote at the special meetings. Board members and executive officers who are Company Shareholders intend to vote “FOR” the Scheme of Arrangement at the Scheme Meeting, “FOR” the non-binding, advisory proposal approving the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement, and “FOR” the authorization of the Board to take such actions necessary or appropriate for carrying the Scheme into effect and to amend the Company Articles so that any Company Shares that are issued on or after the Record Date to persons other than the Buyer (or its designees) will either be subject to the terms of the Scheme or immediately and automatically acquired by the Buyer (or its designees) for the Per Share Consideration.
Vote Required; Recommendation of the Company Board
Scheme Meeting
Proposal to approve the Scheme: Company Shareholders are being asked to vote on the Scheme Proposal to approve the Scheme at the Scheme Meeting. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting). It is intended that the quorum for the Scheme Meeting will be set at the quorum required for a general meeting of the Company (being persons holding or representing a majority of the voting power of the shares entitled to vote at such meeting).
The vote required to approve the Scheme Proposal at the Scheme Meeting is based on votes properly cast at the meeting by shareholders of record. Abstentions are not permitted with respect to the Scheme Proposal.
The Transaction is conditioned on approval of the Scheme at the Scheme Meeting.
The Board recommends that Company Shareholders vote “FOR” the proposal to approve the Scheme at the Scheme Meeting.
In considering the recommendation of the Company Board, you should be aware that certain directors and executive officers of the Company have interests in the proposed transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
Company GM
At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution” (i.e., the Compensation Proposal), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy) at the Company GM (or at any adjournment or postponement of such meeting), or a “special resolution” (i.e., the Scheme and Articles Amendment Proposal), which requires the approval by two-thirds (66 2/3%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy.
The votes required to approve the Company Shareholder Proposals are based on Company Shareholder votes properly cast at the Company GM. Abstentions will be counted for purposes of determining a quorum but not for purposes of determining the number of votes properly cast. As a result, abstentions will have no effect on the Company Shareholder Proposals except that abstentions will have an effect on determining whether the Company GM has established a quorum.
The Company does not expect any broker non-votes at the special meetings because the rules applicable to brokers, banks, trustees or other nominees only provide discretionary authority to vote on proposals that are considered routine, whereas each of the proposals to be presented at the special meetings is considered non-routine. As a result, no broker will be permitted to vote your Company Shares at the special meetings without receiving instructions. After careful consideration, the Company Board has (i) approved and declared advisable the Transaction Agreement, the transactions contemplated by the Transaction Agreement and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme) and (ii) declared that it is in the best interests of Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme.
The Board recommends that Company Shareholders vote “FOR” the proposals to approve each of the resolutions.
In considering the recommendations of the Board described above, you should be aware that certain directors and executive officers of the Company have interests in the proposed transaction that are in addition to, or different from, any interests they might have as Company Shareholders. For more information, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52.
Voting Your Company Shares
Company Shareholders of Record
If you are a shareholder of record, you may use the forms of proxy that you receive to tell the persons named as proxies how to vote your Company Shares.
If you properly complete, sign and date your form of proxy, your Company Shares will be voted in accordance with your instructions. The named proxies will vote all Company Shares at the special meeting for which proxies have been properly submitted and not revoked. If the form of proxy is properly executed and returned, it will be voted in the manner directed by the Company Shareholder executing it, or if no directions are given, it will be voted in accordance with the Company Board’s recommendations.
Company Shareholders of record may also vote over the internet at www.proxyvote.com or by telephone by 1-800-690-6903. Voting instructions can be found on the forms of proxy you received for the special meetings. Either method of submitting a proxy will enable your Company Shares to be represented and voted at the applicable special meeting.
Completed forms of proxy must be submitted no later than 11:59 p.m. US EST on December 22, 2024 or the day before any adjourned or postponed Meeting, in accordance with the instructions on that form.
CDI Holders of Record
If you are a CDI holder of record, you should complete, sign and return the enclosed CDI voting instruction forms to Computershare, the CDI registry in Australia, in accordance with the instructions below. You will have one (1) vote per one (1) CDI for each Meeting.

CDI voting instruction forms may be lodged in one of the following ways:
•
Online: Online at www.investorvote.com.au. To use the online lodgment facility, CDI holders of record of record will need their holder number (Securityholder Reference Number (SRN) or Holder Identification Number (HIN)) as shown on the front of the CDI voting instruction form.

•	By Post: Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria 3001.
•	By fax: 1 800 783 447 within Australia or +61 3 9473 2555 outside Australia.
Completed CDI voting instruction forms must be provided to Computershare no later than 11:59 p.m. AEST on December 19, 2024 or 96 hours before any adjourned or postponed Meeting, in accordance with the instructions on that form. The CDI voting deadline is prior to the date that proxies are due, so that CDN has sufficient time to vote the Company Shares underlying the applicable CDIs.
Beneficial holders
Company Shareholders who beneficially own Company Shares or CDIs and whose interests in Company Shares or CDIs are held in “street name” by a broker, bank, trustee or other nominee as of the Record Date, will be entitled to direct his, her or its broker, bank, trustee or other nominee how to vote such beneficially held shares at the special meetings following the instructions that the broker, bank, trustee or other nominee provides you along with this proxy statement. Your broker, bank, trustee or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank, trustee or other nominee. Only beneficial owners of Company Shares as of the Record Date will have the right to direct their broker, bank, trustee or other nominee how to vote such Company Shares.
If you do not provide voting instructions to your broker, bank, trustee or nominee, your Company Shares or CDIs will not be voted on any proposal on which the broker, bank, trustee or nominee does not have discretionary authority to vote. This is referred to in this proxy statement and in general as a broker non-vote. In these cases, the broker, bank, trustee or nominee will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals at either special meeting, including the Scheme Proposal. Accordingly, if you fail to provide voting instructions to your broker, bank, trustee or nominee, your shares held through such broker, bank, trustee or nominee will not be voted at either special meeting.
Revoking Your Proxy or Vote
Shareholders of record may revoke their proxy at any time before it is exercised. Their proxy must be revoked by:
•	Sending a written notice to the Corporate Secretary of the Company at Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103;
•	Delivering a properly executed, later-dated proxy; or
•
Attending the Meetings virtually and voting by internet using your assigned control number, provided that you comply with the conditions set forth in the section of this proxy statement above entitled “How do I Vote?”

CDI holders of record may change or revoke their vote by lodging a later-dated CDI voting instruction form in the following ways:
•
Online: Online at www.investorvote.com.au. To use the online lodgment facility, CDI holders of record will need their holder number (Securityholder Reference Number (SRN) or Holder Identification Number (HIN)) as shown on the front of the CDI voting instruction form.

•	By Post: Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria 3001.
•	By fax: 1 800 783 447 within Australia or +61 3 9473 2555 outside Australia.
CDI holders of record that wish to change their vote must do so no later than the due date for lodgment of CDI voting instruction forms.
If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.

If you have questions, or if you need assistance in changing or revoking your proxy or vote or need additional copies of the forms of proxy or CDI voting instruction forms, you should contact Sodali & Co, the proxy solicitation agent for the Company, in the U.S. by telephone at (800) 662-5200 and in Australia by telephone at 1300-502-987 or via email at ALTM@investor.sodali.com.
Costs of Solicitation
The cost of the solicitation of proxies from Company Shareholders will be borne by the Company. The Company will reimburse brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Shares. The Company has retained the professional proxy solicitation firm Sodali & Co to assist in the solicitation of proxies for a base fee of approximately $30,000 plus reasonable out-of-pocket expenses. In addition to solicitations by mail, the Company’s directors, officers and employees may solicit proxies personally or by email or telephone without additional compensation.
Other Business
The Company is not aware of any other business to be acted upon at the Meetings. If, however, other matters are properly brought before the Meetings, the proxies will have discretion to vote or act on those matters, and where the chairman of the meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of the Company and the Company Shareholders.
Adjournment
Any adjournment or postponement of the Scheme Meeting will result in an adjournment of the Company GM. Proxies shall remain valid for any adjourned special meetings.
Assistance
If you need assistance in completing your proxy cards or CDI voting instruction forms or have questions regarding the Meetings, please contact Sodali & Co, the proxy solicitor for the Company, in the US by telephone at (800) 662-5200 and in Australia by telephone at 1300-502-987 or via email at ALTM@investor.sodali.com.

THE TRANSACTION
The Transaction
The Company entered into the Transaction Agreement with the Parent and the Buyer, pursuant to which the Buyer will acquire all of the Company Shares.
The Transaction Agreement provides for the implementation of the scheme of arrangement pursuant to which the Buyer will acquire all Company Shares then in issue as of the time that an act of the Court sanctioning the scheme of arrangement has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”) and the Company Shareholders will be entitled, in accordance with the terms of the scheme of arrangement, to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time, subject to any required withholding taxes (the “Per Share Consideration”).
The completion of the Transaction contemplated by the Transaction Agreement is subject to certain closing conditions, including approval by Company Shareholders, receipt of regulatory approvals and such other conditions to completion as set forth in the Transaction Agreement and as further described below.
At the Effective Time, all issued Company Shares will be transferred from the Company Shareholders to the Buyer (or an affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company Shares, except their rights under the Scheme of Arrangement, including the right to receive the Per Share Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Shares under the Scheme of Arrangement to the Buyer (or such affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company shall be a wholly owned subsidiary of the Buyer or such affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement. At the Effective Time and in consideration of the transfer of Company Shares to the Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time, subject to any required withholding taxes.
Background of the Transaction
The following chronology summarizes certain key events and contacts that preceded signing of the Transaction Agreement. It does not purport to catalogue every conversation or other action of or among the Company Board, members of the Transaction Committee, members of the Company’s management, the Company’s advisors and other parties.
On January 4, 2024, the Company became the parent company of the merged group that was formed upon completion of the merger of equals transaction between Livent Corporation and Allkem Limited. Following the merger of equals transaction and as part of the ongoing evaluation of the Company’s business, the Company Board and senior management of the Company regularly review and assess the Company’s operations, performance, strategic direction, opportunities and risks in light of current business and economic conditions, and developments in the lithium industry. These reviews have included discussions regarding long-term strategic plans, financing options and various strategic opportunities available to the Company in seeking to enhance shareholder value.
On June 25, 2024, following a dinner on June 19, 2024 between representatives of the Company and representatives of a strategic counterparty (“Party A”) that had been requested by Party A to discuss business opportunities, Party A sent the Company an illustrative concept for a potential strategic transaction pursuant to which Party A would contribute certain assets to the Company and obtain a majority stake in the Company. Party A did not propose any pricing or other economic terms and requested further discussions on the structure. On July 1, 2024, representatives of the Company had a call with representatives of Party A during which they conveyed that the Company would review the illustrative concept.
On August 8, 2024, representatives of Rio Tinto reached out to the Company’s Chief Executive Officer, Mr. Paul Graves, requesting a call between Mr. Graves and Rio Tinto’s Chief Executive Officer, Mr. Jakob Stausholm,

on August 9, 2024. On August 9, 2024, Mr. Graves and Mr. Stausholm had a call during which Mr. Stausholm indicated Rio Tinto’s potential interest in acquiring the Company. Following the call, on August 9, 2024, Rio Tinto delivered to Mr. Graves a letter with a non-binding proposal to acquire all of the Company Shares at a price of $5.25 per share in an all-cash transaction (the “August 9 Offer”). The letter stated that the August 9 Offer was unanimously supported by the Rio Tinto board of directors and that Rio Tinto was ready to move expeditiously towards a transaction and would negotiate definitive documentation in parallel with completing due diligence, that Rio Tinto had conducted extensive diligence based on the Company’s publicly available information and would be able to move quickly to complete customary due diligence, and that the proposed transaction would not be subject to any financing contingency and would be structured as a Jersey scheme of arrangement. On August 9, 2024, Mr. Graves conveyed the August 9 Offer to the Company’s Chair of the Board, Mr. Peter Coleman. The closing price of the Company Shares on August 8, 2024 on the NYSE was $2.78.
On August 11, 2024, the Company Board held a meeting to discuss the August 9 Offer, with the Company’s management and representatives of Gordon Dyal, a financial advisor that the Company consulted from time-to-time, and the Company’s legal counsel, Davis Polk & Wardwell LLP (“Davis Polk”), in attendance. The Company Board determined that it was in the best interests of the Company to form a Transaction Committee of the Company Board consisting of Mr. Coleman, Mr. Steven Merkt and Ms. Leanne Heywood (the “Transaction Committee”) in light of the potential for rapid and frequent developments regarding the transaction proposed by Rio Tinto or other potential transactions with other counterparties. The Transaction Committee was not formed in response to any actual or perceived conflict of interest. The Company Board authorized the Transaction Committee to report and work under the supervision and direction of the Company Board to assist the Company Board in considering the proposed transaction with Rio Tinto.
Beginning on August 11, the Company engaged Gordon Dyal as lead financial advisor to the Company in connection with its consideration of the proposal from Rio Tinto. Gordon Dyal was selected based on its qualifications, experience and expertise as a financial advisor in a wide variety of transactions and defense situations, experience and reputation in the Company’s sector and its knowledge of the Company’s business and affairs. The Company executed an engagement letter with Gordon Dyal on August 24, 2024.
On August 13, 2024, the Transaction Committee held a meeting, with the Company’s management and representatives of Gordon Dyal and Davis Polk in attendance. During the meeting, the Transaction Committee discussed the process for reviewing the August 9 Offer. The Transaction Committee determined that a Company Board meeting would be scheduled in the following weeks to update the Company Board on the progress of the review of the August 9 Offer.
Also on August 13, 2024, the Company’s management provided to Gordon Dyal financial projections prepared by the Company’s management. The financial projections were prepared assuming different real (i.e., excluding the impact of inflation) lithium prices. The projections were prepared in connection with the Company Board’s evaluation of a potential transaction and were utilized by Gordon Dyal in its initial financial analysis.
On August 16, 2024, representatives of Party A’s financial advisor reached out to and spoke with representatives of Gordon Dyal about the illustrative concept provided by Party A to the Company on June 25, 2024.
On August 19, 2024, the Transaction Committee held a meeting, with the Company’s management and representatives of Gordon Dyal and Davis Polk in attendance. During the meeting, the Transaction Committee discussed the process for reviewing the August 9 Offer. Also on August 19, 2024, the Nominating and Corporate Governance Committee of the Company Board (the “Nominating Committee”) held a meeting during which they discussed business relationships that two directors had with Rio Tinto. After such discussion, it was determined, and the Nominating Committee resolved to recommend to the Company Board, that in the circumstances such business relationships did not constitute a material legal or material commercial conflict.
On August 21, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal and Davis Polk in attendance, during which the Company Board was provided an update on the process for reviewing the August 9 Offer. During such meeting, representatives of Davis Polk discussed the Company Board’s fiduciary duties, including in connection with a potential sale transaction.
On August 23, 2024, representatives of Party A’s financial advisor reached out to and spoke with representatives of Gordon Dyal about a potential transaction pursuant to which Party A would contribute certain assets to the

Company and would acquire a minority interest in the Company, as a follow up to the prior discussions between the Company and Party A. The representatives of Party A’s financial advisor did not propose any pricing or other economic terms. On the same day, Gordon Dyal provided the Company’s management with a summary of their discussion with Party A.
On August 24, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal and Davis Polk in attendance. The Company Board and management discussed the August 9 Offer, the Company’s strategy and performance, valuation considerations and the timing of the August 9 Offer given current conditions for lithium prices. The Company Board and management also discussed potential responses to the August 9 Offer. The Company Board concluded that the August 9 Offer significantly undervalued the Company, including relative to the valuation methodologies presented by Gordon Dyal and discussed with the Company Board. In light of these considerations, the Company Board unanimously determined to reject the August 9 Offer and directed management to convey this determination to Rio Tinto. The Company Board discussed potential responses from Rio Tinto, including the possibility that Rio Tinto would submit another offer with a higher purchase price. Also at the meeting, the Company Board discussed business relationships that two directors had with Rio Tinto. After such discussion, it was determined, and the Company Board resolved, that in the circumstances such business relationships did not constitute a material legal or material commercial conflict.
On August 26, 2024, Mr. Graves called Mr. Stausholm to convey that the Company would be providing a response to the August 9 Offer, and followed the call with the delivery of a letter to Rio Tinto (the “August 26 Letter”), which stated that the Company Board had carefully reviewed the August 9 Offer with senior management and its financial and legal advisors, and that the Company Board had determined that the August 9 Offer did not provide a basis for further discussions as it significantly undervalued the Company.
On August 27, 2024, Mr. Stausholm called Mr. Graves to discuss the August 26 Letter. Mr. Stausholm requested a meeting with the Company’s management to help Rio Tinto refine its views of the Company. Mr. Graves reiterated that the Company Board had determined that the August 9 Offer significantly undervalued the Company and that such a meeting was not authorized.
Beginning on September 5, 2024, the Company engaged UBS as a financial advisor to the Company in connection with its consideration of the proposal from Rio Tinto. The Company selected UBS as an additional financial advisor based on UBS’s qualifications, experience and reputation in the Company’s sector, as well as its expertise in defensive strategies in connection with unsolicited offers. The Company executed an engagement letter with UBS on September 29, 2024.
On September 9, 2024, representatives of Gordon Dyal attended a meeting with representatives of Party A’s financial advisor in respect of a potential minority investment in the Company proposed by Party A. Representatives of Party A’s financial advisor did not propose any pricing or other economic terms and stated that they would follow up once their valuation of the Company was finalized. On the same day, Gordon Dyal provided the Company’s management with a summary of their discussion with Party A. There were no further communications from Party A or Party A’s financial advisor.
On September 12, 2024, the Company’s management provided to Gordon Dyal updated financial projections prepared by the Company’s management. The updated financial projections reflected updates to the real lithium price assumptions based on current conditions for lithium prices, production volume and capital expenditure assumptions based on refinement of the expected timing of the Company’s development projects and probabilities of realization for the Company’s long-term potential opportunities.
On September 14, 2024, the Company’s management provided to UBS the same updated financial projections prepared by the Company’s management that had previously been provided to Gordon Dyal on September 12, 2024.
On September 16, 2024, Mr. Stausholm reached out to Mr. Graves to request an in-person meeting in New York on September 22, 2024.
On September 17, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal, UBS and Davis Polk in attendance. During the meeting, the Company Board discussed potential next steps following the delivery of the August 26 Letter rejecting the August 9 Offer and Mr. Graves updated the Company Board on the outreach from Mr. Stausholm on September 16, 2024 requesting an in-person meeting on September 22, 2024. The Company Board determined that Mr. Graves should meet with Mr. Stausholm on September 22, 2024.
On September 19, 2024, the Company held its planned investor day that was first communicated publicly on its Q1 earnings call on May 7, 2024. During the investor day, the Company presented the Company’s long-term strategic objectives, growth opportunities and financial outlook.
On September 22, 2024, Mr. Graves met with Mr. Stausholm in New York. During the meeting, Mr. Stausholm indicated Rio Tinto’s interest in lithium assets and requested that the Company provide confirmatory due diligence, including on the Company’s projects, technology, commercial relationships and status of integration following the merger of equals transaction. Mr. Graves stated that the Company Board had determined that the August 9 Offer significantly undervalued the Company and that the Company would not be willing to provide confirmatory diligence based on the August 9 Offer.
On September 25, 2024, representatives of J.P. Morgan Securities PLC, J.P. Morgan Securities LLC (collectively, “J.P. Morgan”) and Goldman Sachs International (“Goldman Sachs”), financial advisors to Rio Tinto, held a conference call with Gordon Dyal relating to the discussions that had occurred between the CEOs of the Company and the Buyer.
On September 26, 2024, Mr. Stausholm called Mr. Graves to discuss the potential transaction. Mr. Graves reiterated the Company Board’s determination that the August 9 Offer significantly undervalued the Company. Mr. Stausholm indicated that Rio Tinto would be providing an updated proposal.
On September 27, 2024, representatives of J.P. Morgan and Goldman Sachs contacted representatives of Gordon Dyal and indicated that Rio Tinto may be willing to offer a price of $5.75 per share, subject to approval by the Rio Tinto board of directors. On the same day Gordon Dyal relayed the discussion to the Company’s management.
On September 28, 2024, Mr. Stausholm called Mr. Graves to discuss Rio Tinto’s willingness to offer a price of $5.75 per share, subject to approval by the Rio Tinto board of directors. Mr. Graves requested that Rio Tinto provide a written offer and indicated that an offer price of $5.75 per share would likely not be a basis for negotiation.
On September 29, 2024, Mr. Stausholm communicated to Mr. Graves that Rio Tinto would be willing to consider increasing the price to $5.85 per share, subject to a successful meeting between the management of Rio Tinto and the Company on confirmatory diligence (the “September 29 Offer”). Mr. Stausholm also proposed that the legal advisors of the two parties begin discussions on a transaction agreement. The closing price of the Company Shares on September 27, 2024 on the NYSE was $2.88.
On October 1, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal, UBS and Davis Polk in attendance. The Company Board discussed the September 29 Offer and the fact that it represented a premium of approximately 103% to the closing price of the Company Shares on September 27, 2024. The Company Board also discussed with representatives of Gordon Dyal and UBS certain preliminary financial analyses relating to the Company prepared by each of such advisors, that lithium prices are a key driver of any valuation of the Company, the prospects for lithium prices, and investor reactions to the Company’s business plan presented at the recent investor day. The Company Board also discussed with the Company’s management and representatives of Gordon Dyal and UBS potential alternatives to the proposed all-cash acquisition from Rio Tinto, including continuing with the Company’s standalone plan, alternative strategic transactions and approaching potential additional counterparties for a sale of the Company. Following such discussion, the Company Board concluded that no alternative strategic transaction would be likely to provide as much value to the Company Shareholders as an all-cash transaction for a sale of the Company, that there were no other potential counterparties that were likely to make a competitive offer, and that the potential purchase price of $5.85 per share merited further discussion with Rio Tinto. Given the foregoing discussions, the Company Board authorized the Company’s management to meet with Rio Tinto’s management for an in-person due diligence session and to provide due diligence information.
On October 2, 2024, the Company and Rio Tinto entered into a confidentiality agreement.

On October 3, 2024, the Company (a) provided representatives of Rio Tinto and Linklaters LLP, Rio Tinto’s legal counsel (“Linklaters”), access to an electronic data room containing due diligence information and (b) provided Rio Tinto’s Argentinian legal counsel access to an electronic folder containing due diligence information relating to the Company’s business in Argentina. From October 3, 2024 through October 9, 2024, the Company continued to provide due diligence information requested by Rio Tinto and its advisors.
On October 3, 2024 and October 4, 2024, management of the Company and management of Rio Tinto held in-person meetings in London with representatives of their respective legal advisors in attendance. During the in-person meetings, the parties discussed the Company’s growth projects, technology, commercial relationships, status of integration following the merger of equals transaction, joint ventures, litigation and sustainability.
During the day on October 4, 2024, news articles stated that Rio Tinto was pursuing a lithium acquisition, including a Reuters story stating that Rio Tinto was in talks to acquire the Company. The closing price of the Company Shares on October 3, 2024 on the NYSE was $2.80.
Also on October 4, 2024, Linklaters, legal advisor to Rio Tinto, provided to Davis Polk an initial draft of the Transaction Agreement, reflecting a proposed Jersey scheme of arrangement in which all of the Company Shares would be transferred to a subsidiary of Rio Tinto for cash. The draft transaction agreement did not include a proposal for the price per share and indicated that the treatment of outstanding Company Equity Awards in the transaction was still being considered.
On October 5, 2024, Davis Polk sent to Linklaters a revised draft of the transaction agreement. The material changes made by Davis Polk were to include a regulatory efforts commitment that imposed greater obligations on Rio Tinto and to reduce the termination fee payable by the Company under certain circumstances.
Between October 5, 2024 and October 8, 2024, the Company’s management and Rio Tinto’s management negotiated the purchase price per share.
On October 6, 2024 (October 7, 2024 AEST), each of Rio Tinto and the Company issued a press release confirming that Rio Tinto had approached the Company regarding a potential acquisition of the Company by Rio Tinto. The closing price of the Company Shares on October 4, 2024 on the NYSE was $3.08.
On October 7, 2024, Davis Polk provided to Linklaters an initial draft of the Company’s disclosure schedule.
Between October 6, 2024 and October 9, 2024, representatives of Davis Polk and Linklaters negotiated and finalized the terms of the transaction agreement, including with respect to the regulatory efforts commitment by Rio Tinto, and disclosure schedule.
On October 8, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal, UBS and Davis Polk in attendance, to further review the potential transaction. Representatives of Davis Polk reviewed with the Company Board the proposed terms of and key open issues in the transaction agreement. Representatives of each of Gordon Dyal and UBS reviewed and discussed their respective financial analyses with respect to the anticipated consideration of $5.85 per share.
Later in the day on October 8, 2024, Rio Tinto confirmed to the Company its proposal to acquire the Company at a price of $5.85 per share (the “Consideration”) in an all-cash transaction. Later that day on October 8, 2024, Mr. Coleman called Mr. Stausholm to indicate that the Company Board was supportive of Rio Tinto’s proposed purchase price of $5.85 per share.
At the close of trading on October 8, 2024, the last trading day before the transaction agreement was signed, the price of the Company Shares on the NYSE was $4.24 per share.
On October 9, 2024, the Company Board held a meeting, with the Company’s management and representatives of Gordon Dyal, UBS and Davis Polk in attendance, to further review the potential transaction. Representatives of Davis Polk reviewed with the Company Board the proposed terms of the transaction agreement and the resolution of the key open issues discussed during the meeting on October 8, 2024. Representatives of Gordon Dyal then reviewed certain aspects of their financial analyses. Thereafter, Gordon Dyal delivered to the Company Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated October 9, 2024, to the effect that, as of that date and based upon, and subject to, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Gordon Dyal in connection with the opinion, the Consideration to be received by holders of the Company Shares

(other than the Excluded Shares) in the Transaction was fair from a financial point of view, to such holders. Representatives of UBS then reviewed certain aspects of their financial analyses. Thereafter, UBS delivered to the Company Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated October 9, 2024, to the effect that, as of that date and based upon, and subject to, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS in connection with the opinion, the Consideration to be received by holders of the Company Shares (other than the Excluded Shares) in the Transaction was fair, from a financial point of view, to such holders. After further discussion with respect to the potential transaction, the Company Board unanimously: (a) declared the Transaction Agreement and the consummation of the potential transaction to be advisable and fair to, and in the best interests of, the Company and the Company Shareholders, (b) approved the Transaction Agreement and the potential transactions contemplated thereby, (c) authorized the execution, delivery and performance of the Transaction Agreement on its terms, (d) directed that the Transaction Agreement be submitted to a vote at an extraordinary general meeting and a scheme meeting of the Company Shareholders and (e) recommended that the Company Shareholders approve the Transaction Agreement and the transactions. For a detailed discussion of Gordon Dyal’s and UBS’s opinions, please see below under “—Opinions of the Company’s Financial Advisors.”
Shortly following the meeting of the Company Board on October 9, 2024, each of the Company, Rio Tinto and Acquiror executed the Transaction Agreement. Shortly following the execution of the Transaction Agreement, the parties issued a joint press release announcing the execution of the Transaction Agreement.
Recommendation of the Company Board and Reasons for the Transaction
The Company Board carefully reviewed and considered the Transaction in consultation with the Company’s management and legal and financial advisors and the Company Board has: (1) determined that the acquisition by the Buyer of all of the issued Company Shares and the Scheme of Arrangement are in the best interests of the Company and its shareholders, and declared it advisable to enter into the Transaction Agreement; (2) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the acquisition by the Buyer of all of the issued Company Shares and the Scheme of Arrangement; and (3) resolved to recommend that the Company Shareholders vote FOR the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Special Resolution.
In reaching its decision to approve the Transaction Agreement, and to recommend that Company Shareholders approve the Scheme of Arrangement and the Special Resolution, the Company Board considered the following positive reasons to support the Transaction Agreement:
•
the fact that the $5.85 Per Share Consideration consists solely of cash, which provides certainty, immediate value and liquidity to the Company Shareholders and does not expose them to any future risks related to the business or the financial markets generally, as compared to a transaction in which shareholders receive equity or other securities, or as compared to remaining an independent, standalone company;

•
the historical market prices, volatility and trading information with respect to the Company Shares, including the market performance of the Company Shares relative to those of other participants in the industry and general market indices, and the fact that the $5.85 per share to be received by Company Shareholders in the Transaction represents a 109% premium to the $2.80 closing price of the Company Shares on the NYSE the day before news articles stated that Rio Tinto was pursuing a lithium acquisition, including a Reuters story stating that Rio Tinto was in talks to acquire the Company;

•
the current and prospective business environment in which the Company operates, including international, national and local economic conditions, the competitive environment and the likely effect of these factors on the Company and the execution of the Company’s plans as a standalone company;

•
the fact that the Per Share Consideration that Rio Tinto agreed to pay to Company Shareholders increased from $5.25 to $5.85 as a result of extensive negotiations (as described in more detail under the section captioned “—Background of the Transaction”);

•
the belief that, after negotiations with Rio Tinto (as described in more detail under the section captioned “—Background of the Transaction”), $5.85 per share was the highest price that Rio Tinto was willing to pay as of the date of execution of the Transaction Agreement and that the terms of the Transaction Agreement include the most favorable terms to the Company, in the aggregate, to which Rio Tinto was willing to agree;

•
the view of the Company Board that the $5.85 per share in cash payable in the Transaction was more favorable to the Company Shareholders on a risk-adjusted basis than the potential value that might result from other alternatives reasonably available to the Company, based upon the directors’ extensive knowledge of the Company’s business, assets, financial condition and results of operations, its competitive position and historical and projected financial performance, and the belief that the Transaction represented an attractive and comparatively certain value for the Company Shareholders relative to the risk-adjusted prospects for the Company on a standalone basis;

•	the Company Board’s view that the current lithium price and uncertainty with respect to future lithium prices presents a risk to the prospects for the Company on a standalone basis;
•
the fact that the Company had preliminary discussions with respect to a potential transaction involving the Company with another potential strategic counterparty, which did not provide any indication that it was interested in proceeding with a transaction on terms competitive with the proposal made by Rio Tinto (as described in more detail under the section captioned “—Background of the Transaction”);

•
the Company Board’s belief that no alternative strategic transaction would provide as much value to the Company Shareholders as an all-cash transaction for a sale of the Company and that there were no other potential counterparties that were likely to make a competitive offer;

•	the fact that the Company has sufficient operating flexibility to conduct its business in the ordinary course prior to the consummation of the Transaction;
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the high degree of certainty that closing of the Transaction would be achieved in a timely manner in light of the conditions and other terms set forth in the Transaction Agreement, and the likelihood of the Transaction closing without potential issues under applicable antitrust and competition laws or potential issues from any regulatory authorities;

•
the conditions to closing contained in the Transaction Agreement, which are limited in number and scope, and which, in the case of the condition related to the accuracy of the Company’s representations and warranties, is generally subject to a Company Material Adverse Effect (as defined in the section of this proxy statement captioned “The Transaction Agreement—Definition of Company Material Adverse Effect”) qualification;

•
the ability of the Company Board to furnish information to, and conduct negotiations with, third parties and to terminate the Transaction Agreement to accept a superior proposal upon payment of a termination fee of $200,000,000 (which, based upon the advice of the Company’s legal counsel, the Company Board believed was reasonable under the circumstances);

•	the end date of October 9, 2025 (subject to extension under certain circumstances), which is expected to allow for sufficient time to complete the Transaction;
•	the absence of a financing condition in the Transaction Agreement;
•	the creditworthiness of the Parent and the Buyer;
•	representations by the Buyer in the Transaction Agreement that it will have adequate resources to pay the consideration and other amounts to consummate the Transaction;
•	the Company’s rights to specific performance under the terms of the Transaction Agreement;
•	the likelihood that the Transaction would be consummated, in light of the experience, reputation and financial capabilities of Rio Tinto; and
•
the opinions, dated October 9, 2024, of UBS and Gordon Dyal, respectively, to the Company Board as to the fairness, from a financial point of view and as of the date of the opinion, of the $5.85 per share cash consideration to be received by Company Shareholders (other than the Excluded Shares) pursuant to the Transaction Agreement, which opinions were based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken by UBS and Gordon Dyal, as more fully described below under the heading “—Opinions of the Company’s Financial Advisors”.
In the course of its deliberations, the Company Board also considered, among other things, the following countervailing factors:
•	the fact that Company Shareholders will not participate in any future growth potential or benefit from any future increase in the value of the Company;
•	the possibility that the Transaction will not be consummated and the potential negative effects on the Company’s business, operations, financial results and share price;
•
the potential negative effects of the public announcement of the Transaction on the Company’s operating results, its ability to retain key management, technical and other personnel, and its relationships with customers, suppliers and partners;

•
the restrictions on the conduct of the Company’s business prior to the consummation of the Transaction, requiring the Company to conduct its business in the ordinary course and preventing the Company from taking certain specified actions, subject to specific limitations, all of which may delay or prevent the Company from undertaking business opportunities pending completion of the Transaction;

•
the costs involved in connection with entering into the Transaction Agreement and completing the Transaction (many of which are payable whether or not the Transaction is consummated) and the substantial time and effort of the Company management required to complete the Transaction, which may disrupt its business operations and have a negative effect on its financial results;

•	the conditions to the obligations of the Buyer to complete the Transaction and the right of the Buyer to terminate the Transaction Agreement under certain circumstances;
•
the possibility that the Company may be obligated to pay the Buyer a termination fee of $200,000,000 in the event that the Company terminates the Transaction Agreement under certain circumstances and that this termination fee may discourage other parties that may otherwise have an interest in a business combination with, or an acquisition of, the Company;

•
the fact that completion of the Transaction requires the Court Order and certain regulatory clearances and consents, including under applicable antitrust laws and certain foreign investment laws, and the possibility that completion of the Transaction might be delayed or be subject to adverse conditions that may be imposed by governmental authorities that are not within the Company’s control, that the required governmental approvals may not be obtained at all, and the period of time the Company may be subject to the Transaction Agreement without assurance that the Transaction will be completed;

•	the risk of litigation;
•	the fact that the consideration consists of cash and will therefore be taxable to Company Shareholders who are subject to taxation for U.S. federal income tax purposes; and
•
the interests that certain Company directors and executive officers may have with respect to the Transaction, in addition to their interests as Company Shareholders generally, as described in the section of this proxy statement captioned “—Interests of Certain Persons in the Transaction.”

The Company Board concluded that the uncertainties, risks and potentially negative factors relevant to the Transaction are outweighed by the potential benefits that it expects the Company and the Company Shareholders will achieve as a result of the Transaction.
This discussion of the information and factors considered by the Company Board includes the principal positive and negative factors considered by the Company Board, but is not intended to be exhaustive and may not include all of the factors considered by the Company Board. In view of the wide variety of factors considered in connection with its evaluation of the Transaction, and the complexity of these matters, the Company Board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the Transaction and to make its recommendations to the Company Shareholders. Although the foregoing factors are divided into generally positive and generally negative factors, the factors are not presented in order of relative importance and the Company Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. Rather, the Company Board viewed its decisions as being based on the totality of the information presented to it and the factors it considered. In addition, individual members of the Company Board may have viewed each factor as more or less positive or negative, or given differing weights to different factors.
The foregoing discussion of the reasoning of the Company Board and certain information presented in this section is forward-looking in nature and, therefore, the information should be read in light of the factors discussed in the section of this proxy statement captioned “Cautionary Statement Regarding Forward-Looking Statements.”
Opinions of the Company’s Financial Advisors
Opinion of Gordon Dyal & Co. LLC
Gordon Dyal was retained by the Company to act as its financial advisor and to render a financial opinion in connection with the Transaction. The Company selected Gordon Dyal to act as its financial advisor based on, among other things, Gordon Dyal’s qualifications, expertise and reputation, its knowledge of and experience in complex transactions in the Company’s industry and its knowledge of the Company’s business and affairs. On October 9, 2024, Gordon Dyal rendered its oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 9, 2024 to the Company Board to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of the review undertaken by Gordon Dyal set forth in its written opinion, the Per Share Consideration to be received by holders of Company Shares pursuant to the Transaction Agreement was fair from a financial point of view to the holders of Company Shares (other than the Excluded Shares).
The full text of Gordon Dyal’s written opinion to the Company Board, dated October 9, 2024, is attached to this proxy statement as Annex B, and is incorporated by reference in this proxy statement in its entirety. The Company Shareholders should read the opinion in its entirety for a discussion of the various assumptions made, procedures followed, matters considered, and qualifications and limitations on the scope of review undertaken by Gordon Dyal in rendering its opinion. This summary is qualified in its entirety by reference to the full text of such opinion. Gordon Dyal’s opinion was directed to the Company Board and addressed only the fairness from a financial point of view to the holders of Company Shares (other than the Excluded Shares) of the Per Share Consideration to be paid to such holders pursuant to the Transaction Agreement, as of the date of the opinion. Gordon Dyal’s opinion did not address any other aspects of the Transaction and did not and does not constitute a recommendation as to how Company Shareholders should vote at the special meetings.
In connection with this opinion, Gordon Dyal, among other things:
•	reviewed a draft of the Transaction Agreement dated October 8, 2024;
•	reviewed publicly available financial statements and other information of the Company;
•	reviewed certain internal financial statements and other financial and operating information of the Company;
•	reviewed certain non-public projected financial data relating to the Company prepared and furnished by the management of the Company (the “Arcadium Forecasts”);
•	reviewed certain estimates of lithium reserves and resources for the Company prepared by its management and third-party engineering firms (the “Resources Estimates”);
•
reviewed certain lithium price assumptions and the outlook for future lithium prices published by independent information service providers and research analysts, with the Company providing its lithium price assumptions for lithium hydroxide, lithium carbonate, spodumene and butyllithium for use in the analysis (the “Pricing Assumptions”);

•	discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;
•	reviewed the financial terms of certain transactions which Gordon Dyal believed to be generally relevant;
•
reviewed the historical trading prices and trading activity for the Company Shares and compared such historical trading prices and trading activity with that of securities of certain publicly-traded companies which Gordon Dyal believed to be generally relevant;

•	reviewed published estimates of independent research analysts with respect to the future financial performance, price targets and net asset values of the Company Shares; and
•	performed such other financial studies and analyses, reviewed such other information and considered such other factors as Gordon Dyal deemed appropriate.
For purposes of rendering its opinion, Gordon Dyal, at the direction, and with the consent, of the Company Board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information (including with respect to forecasts and valuation estimates) provided to, discussed with or reviewed by Gordon Dyal (including information that was available from generally recognized public sources), without assuming any responsibility for independent verification thereof. In that regard, Gordon Dyal assumed, at the direction, and with the consent, of the Company Board, that the Arcadium Forecasts, the Resources Estimates and the Pricing Assumptions were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. Gordon Dyal expressed no view as to such Arcadium Forecasts, Resource Estimates or Pricing Assumptions nor the assumptions on which they were based. At the direction of the Company Board, Gordon Dyal’s analyses relating to the business and financial prospects of the Company for purposes of its opinion were made on the bases of the Arcadium Forecasts, the Resources Estimates and the Pricing Assumptions. Gordon Dyal did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and Gordon Dyal was not furnished with any such evaluation or appraisal. Gordon Dyal assumed that the representations and warranties made by the Company, the Parent and the Buyer in the Transaction Agreement will be true and correct in all respects meaningful to its analysis. Gordon Dyal assumed that the final Transaction Agreement would not differ from the draft dated October 8, 2024 in any way which would be meaningful to its analysis. Gordon Dyal assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the expected benefits of the Transaction in any way meaningful to its analysis. Gordon Dyal also assumed that the Transaction will be consummated on the terms set forth in the Transaction Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.
Gordon Dyal’s opinion did not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor did it address any legal, regulatory, tax or accounting matters. Gordon Dyal’s opinion addressed only the fairness from a financial point of view to the holders of Company Shares (other than the Excluded Shares), as of the date of the opinion, of the Per Share Consideration to be paid to such holders pursuant to the Transaction Agreement. Gordon Dyal did not express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement, the Transaction with respect to transferability, illiquidity or otherwise, the Parent, the Buyer, or any term or aspect of any other agreement or instrument contemplated by the Transaction Agreement or entered into or amended in connection with the Transaction, including the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Transaction, or any class of such persons in connection with the Transaction, whether relative to the Per Share Consideration to be paid pursuant to the Transaction Agreement or otherwise. Gordon Dyal did not express any opinion as to the prices at which any securities of the Company would trade at any time or as to the impact of the Transaction on the solvency or viability of the Company or the ability of the Company to pay their respective obligations when they come due. Gordon Dyal’s opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Gordon Dyal as of, the date of the opinion and Gordon Dyal assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of the opinion.

Summary of Financial Analyses by Gordon Dyal & Co. LLC
The following is a summary of the material financial analyses performed by Gordon Dyal, in connection with its oral opinion provided to the Company Board on October 9, 2024 and the preparation of its written opinion to the Company Board, dated October 9, 2024. The following summary is not a complete description of Gordon Dyal’s opinion or the financial analyses performed and factors considered by Gordon Dyal in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Unless stated otherwise, the following quantitative information, to the extent that it is based on market data, is based on market data as of October 7, 2024, and is not necessarily indicative of current market conditions. In performing the financial analyses summarized below and in arriving at its opinion, at the direction of the Company Board, Gordon Dyal used and relied upon the Arcadium Forecasts, as described in the section below entitled “—Certain Unaudited Prospective Financial Information.” The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Gordon Dyal’s opinion.
Discounted Cash Flow Analysis
Using the Arcadium Forecasts, Gordon Dyal performed an illustrative discounted cash flow analysis on the Company to derive a range of illustrative equity values per Company Share. Using the mid-year convention for discounting cash flows and real discount rates ranging from 9.0% to 10.0%, reflecting estimates of the Company’s real weighted average cost of capital, Gordon Dyal discounted to present value as of June 30, 2024, (a) estimates of standalone after-tax real unlevered free cash flow for the Company’s brine assets and downstream assets on a net attributable basis for the period from June 30, 2024 to December 31, 2037, (b) an illustrative terminal value for the Company’s brine assets and downstream assets, which was calculated by applying a perpetuity growth rate of 0.0% to a terminal year estimate of the unlevered free cash flow to be generated by the Company’s brine assts and downstream assets on a net attributable basis, and (c) estimates of standalone after-tax real unlevered free cash flows for the Company’s limited-life hard rock assets for the period from June 30, 2024 to December 31, 2037 and associated projected production schedule through the estimated life of mine as provided by management of the Company, on a net attributable basis, based upon the projected real lithium product pricing set forth in both the Arcadium Management Real Lithium Product Pricing Scenario and the Consensus Real Lithium Product Pricing Scenario (each as defined below), each as reflected in the Pricing Assumptions and as described further in the section “—Certain Unaudited Prospective Financial Information,” and a range of probability of realization estimates of potential long-term opportunities of the Company, as provided by the management of the Company and approved for Gordon Dyal’s use by the Company Board. Gordon Dyal derived such real discount rates by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the real cost of long-term debt, after-tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally.
Gordon Dyal derived a range of illustrative enterprise values for the Company by adding the ranges of present values it derived above. Gordon Dyal then subtracted from the range of illustrative enterprise values it derived for the Company the amount of the Company’s attributable current net debt as of June 30, 2024, as provided by the management of the Company and approved for Gordon Dyal’s use by the Company, to derive a range of illustrative equity values for the Company. Gordon Dyal then divided the range of illustrative equity values it derived by the number of fully diluted Company Shares in issue as of October 4, 2024, as provided by the management of the Company and approved for Gordon Dyal’s use by the Company, using the treasury stock method and assuming that the Company’s 4.125% Convertible Senior Notes due 2025 will be treated as additional Company Shares, to derive a range of illustrative equity values per Company Share of $5.55 to $6.72 in the Arcadium Management Real Lithium Product Pricing Scenario and $4.84 to $5.90 in the Consensus Real Lithium Product Pricing Scenario, rounded to the nearest $0.01.

Other Factors
Gordon Dyal noted for the Company Board the following additional factors solely for reference and informational purposes only:
•
Broker NAV/Share Estimates. Gordon Dyal reviewed net asset value per share estimates for Company Shares in publicly available Wall Street research analyst reports published since the Company’s investor day held on September 19, 2024 until October 3, 2024 (the last trading day before media speculation that Rio Tinto was potentially interested in the acquisition of the Company), which indicated a median of $4.03 per Company Share.

•
Analyst Price Targets Analysis. Gordon Dyal reviewed 12-month forward share price targets for Company Shares in publicly available Wall Street research analyst reports published since the Company’s investor day held on September 19, 2024 until October 3, 2024 (the last trading day before media speculation that Rio Tinto was potentially interested in the acquisition of the Company), which indicated a median of $3.85 per Company Share.

General
The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Gordon Dyal’s opinion. In arriving at its fairness determination, Gordon Dyal considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Gordon Dyal made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses.
Gordon Dyal prepared these analyses for the purpose of providing its opinion to the Company Board as to the fairness from a financial point of view to the holders of Company Shares (other than the Excluded Shares), as of the date of the opinion, of the Per Share Consideration pursuant to the Transaction Agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of the Company, the Parent, the Buyer, Gordon Dyal or any other person assumes responsibility if future results are materially different from those forecasted.
The Per Share Consideration was determined through arm’s-length negotiations between the Buyer and the Company and was approved by the Company Board. Gordon Dyal provided advice to the Company during these negotiations. Gordon Dyal did not, however, recommend any specific amount of consideration to the Company or the Company Board or that any specific per share consideration constituted the only appropriate consideration for the Transaction.
As described above, Gordon Dyal’s opinion to the Company Board was one of many factors taken into consideration by the Company Board in making its determination to approve the Transaction Agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Gordon Dyal in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Gordon Dyal included as Annex B to this proxy statement.
The issuance of the fairness opinion was approved by an Opinion Committee of Gordon Dyal.
The Company engaged Gordon Dyal to act as a financial advisor to the Company and the Company Board based on its qualifications, experience and reputation, as well as familiarity with the business of the Company. Gordon Dyal is an internationally recognized Mergers & Acquisitions advisory firm and is regularly engaged in the valuation of businesses in connection with transactions and acquisitions and valuations for corporate and other purposes.
Under the terms of Gordon Dyal’s engagement letter, the Company has agreed to pay Gordon Dyal a fee estimated to be approximately $55 million for Gordon Dyal’s services rendered in connection with the

Transaction, $45 million of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of Gordon Dyal’s expenses arising, and indemnify Gordon Dyal against certain liabilities that may arise, out of Gordon Dyal’s engagement.
During the two-year period prior to the date of the opinion, Gordon Dyal and its affiliates provided certain advisory services to the Company and its affiliates in connection with various strategic and other special projects, for which it has received or may receive compensation. The aggregate amount of fees paid to Gordon Dyal for financial advisory services provided to the Company in the two-year period prior to the date of the opinion was approximately $35 million. Specifically, during the two-year period prior to the date of the opinion, Gordon Dyal acted as exclusive financial advisor to Livent Corporation in connection with its 2024 merger with Allkem Limited. No material relationship existed between Gordon Dyal and its affiliates and Rio Tinto and its affiliates pursuant to which compensation was received by Gordon Dyal or its affiliates. Gordon Dyal and its affiliates may in the future provide financial advisory services to Rio Tinto, the Parent, the Buyer, the Company and their respective affiliates for which Gordon Dyal and its affiliates may receive compensation.
Opinion of UBS Securities LLC
UBS was retained by the Company to act as a financial advisor in connection with the Transaction. As part of that engagement, the Company Board requested that UBS render an opinion as to the fairness, from a financial point of view, of the Per Share Consideration to be received by holders of Company Shares (other than Excluded Shares) in the Transaction. On October 9, 2024, at a meeting of the Company Board held to evaluate the Transaction, UBS delivered to the Company Board an oral opinion, which opinion was confirmed by delivery of a written opinion dated October 9, 2024, to the effect that, as of that date and based upon, and subject to, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS in connection with the opinion, the Per Share Consideration to be received by holders of Company Shares (other than Excluded Shares) in the Transaction was fair, from a financial point of view, to such holders.
The full text of the UBS opinion describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by UBS. The UBS opinion is attached to this proxy statement as Annex C and is incorporated herein by reference. The UBS opinion was provided for the benefit of the Company Board in connection with, and for the purpose of, its evaluation of the Per Share Consideration in the Transaction and addresses only the fairness, from a financial point of view, of the Per Share Consideration to holders of Company Shares (other than Excluded Shares) in the Transaction. The UBS opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Transaction. The UBS opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction. Holders of Company Shares are encouraged to read the UBS opinion carefully in its entirety.
The following summary of the UBS opinion is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the UBS opinion.
In arriving at its opinion, UBS, among other things:
•	reviewed certain publicly available business and financial information relating to the Company;
•
reviewed certain internal financial information and other data relating to the business and financial prospects of the Company that were not publicly available, including financial forecasts and estimates prepared by the management of the Company (taking into account the probabilities of realization for certain development projects as provided by management of the Company) that UBS was directed to utilize for purposes of its analysis (see the section entitled “—Certain Unaudited Prospective Financial Information” beginning on page 48 of this proxy statement for a description of such financial forecasts);

•
reviewed commodity pricing scenarios based on both (x) estimates prepared by the management of the Company (“Arcadium Management Real Lithium Product Pricing”) and (y) Wall Street consensus estimates (“Consensus Real Lithium Product Pricing”), in each case, that UBS was directed to utilize for purposes of its analysis (see the section entitled “—Certain Unaudited Prospective Financial Information” beginning on page 48 of this proxy statement for a description of the Arcadium Management Real Lithium Product Pricing and Consensus Real Lithium Product Pricing scenarios);

•	conducted discussions with members of the senior management of the Company concerning the business and financial prospects of the Company;
•
performed a discounted cash flow analysis of the Company in which UBS analyzed the future cash flows of the Company based on each of the Arcadium Management Real Lithium Product Pricing and Consensus Real Lithium Product Pricing scenarios;

•	reviewed publicly available financial and stock market data with respect to certain other companies UBS believed to be generally relevant;
•	reviewed current and historical market prices of the Company Shares;
•	reviewed a draft, dated October 8, 2024, of the Transaction Agreement; and
•	conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.
In connection with its review, with the consent of the Company Board, UBS assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by UBS for the purpose of its opinion. In addition, with the consent of the Company Board, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor was UBS furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates referred to above, UBS assumed, at the direction of the Company Board, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. The UBS opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to UBS as of, the date of the UBS opinion. The issuance of the UBS opinion was approved by an authorized committee of UBS.
At the direction of the Company Board, UBS was not asked to, nor did UBS, offer any opinion as to the terms, other than the Per Share Consideration to the extent expressly specified in the UBS opinion, of the Transaction Agreement or any related documents or the form of the Transaction. In addition, UBS expressed no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, whether relative to the Per Share Consideration or otherwise. In rendering its opinion, UBS assumed, with the consent of the Company Board, that (1) the final executed form of the Transaction Agreement would not differ in any material respect from the draft that UBS reviewed (and the final scheme of arrangement, if applicable, will not contain any terms or conditions inconsistent with the Transaction Agreement or that would be material to its analyses), (2) the parties to the Transaction Agreement would comply with all material terms of the Transaction Agreement and (3) the Transaction would be consummated in accordance with the terms of the Transaction Agreement without any adverse waiver or amendment of any material term or condition thereof. UBS also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction would be obtained without any material adverse effect on the Company or the Transaction. UBS was not authorized to solicit, and did not solicit, indications of interest in a transaction with the Company from any party. Except as described above, there were no other instructions to, or limitations on, UBS with respect to the investigations made or the procedures followed by UBS in rendering its opinion.
In connection with rendering its opinion to the Company Board, UBS performed a variety of financial and comparative analyses which are summarized below. The following summary is not a complete description of all analyses performed and factors considered by UBS in connection with its opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analysis or summary description.
UBS believes that its analysis and the summary below must be considered as a whole and that selecting portions of its analysis and factors or focusing on information presented in tabular format, without considering all analyses and factors or the full narrative description of the analyses, could create a misleading or incomplete view of the processes underlying UBS’s analyses and opinion. UBS did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion, but rather arrived at its ultimate opinion based on results of all analyses undertaken by it and assessed as a whole.

The estimates of the future performance of the Company provided by the Company’s management, and the estimates of the future financial performances reflecting such estimates, in or underlying UBS’s analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than those estimates. In performing its analyses, UBS considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Estimates of the financial value of companies do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold.
The Per Share Consideration was determined through negotiation between the Company and the Buyer and the decision by the Company Board to enter into the Transaction Agreement was solely that of the Company Board. The UBS opinion and financial analyses were only one of many factors considered by the Company Board in its evaluation of the Transaction and should not be viewed as determinative of the views of the Company Board with respect to the Transaction or the Per Share Consideration.
The following is a brief summary of the material financial analyses performed by UBS and reviewed with the Company Board on October 9, 2024 in connection with the UBS opinion relating to the Per Share Consideration. The financial analyses summarized below include information presented in tabular format. In order to fully understand UBS’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of UBS’s financial analyses.
Discounted Cash Flow Analysis
UBS performed a discounted cash flow analysis of the Company on a standalone basis using the Arcadium Forecasts, which were prepared by Company management on a real basis excluding the impact of inflation (taking into account the Company’s attributable ownership for each asset and midpoints of probabilities of realization for certain development projects, as provided by management of the Company and described further in the section entitled “Certain Unaudited Prospective Financial Information” beginning on page 48 of this proxy statement) based on both the Arcadium Management Real Lithium Product Pricing and Consensus Real Lithium Product Pricing scenarios for battery-grade lithium hydroxide, battery-grade lithium carbonate, spodumene and butyllithium.
UBS calculated ranges of implied present values of the Company Shares as of June 30, 2024 by calculating the present value of the standalone after-tax unlevered real free cash flows as provided by management of the Company, using real discount rates ranging between 8.75% and 10.25% based on estimates of the weighted average cost of capital of the Company:
•
for the Company’s brine and downstream assets, based on standalone after-tax unlevered real free cash flows from June 30, 2024 through December 31, 2037 and adding the present value of the terminal value of such assets calculated by applying a perpetuity growth rate of 0% to 2% to normalized terminal cashflow; and

•
for the Company’s hardrock assets, based on standalone after-tax unlevered real free cash flows from June 30, 2024 to December 31, 2037 and associated projected production schedule through the estimated life of mine as provided by management of the Company.

UBS then derived an implied per share reference range from the resulting implied enterprise value reference range, using the Company’s attributable net cash of approximately $143.7 million as of June 30, 2024, as provided by management of the Company assuming conversion of the Company’s convertible debt, and the respective number of diluted shares implied by the reference range based on information provided by management of the Company (with convertible debt treated as equity at valuations above $3.63 per Company Share). This analysis resulted in the following implied per share reference ranges for the Company Shares as compared to the Per Share Consideration:

Implied Reference Range Per Company Share		Per Share Consideration
Arcadium Management Real Lithium Product Pricing Scenario	$5.39 - $6.91	$5.85
Consensus Real Lithium Product Scenario	$4.68 - $6.04

Selected Public Companies Analysis
UBS compared selected financial and stock market data of the Company with corresponding data of the seven selected companies identified below (the “Selected Public Companies”). UBS chose the Selected Public Companies because they are production-stage companies focused on lithium mining, extraction and processing whose equity is publicly traded in markets other than China. However, no company used as a comparison was identical to the Company and these analyses necessarily involved complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading values of the companies concerned. Further, UBS noted that, as the Company Board was aware, the financial and operating characteristics of the Company cause its financial results to have limited comparability, for valuation purposes, to those of the Selected Public Companies and, accordingly, that UBS had relied more heavily on the discounted cash flow analysis described above for purposes of its opinion.
For purposes of its Selected Public Companies analyses, UBS reviewed a number of financial and operating metrics, including:
•
Enterprise Value (“EV”), defined as equity value (calculated as the value of the applicable company’s outstanding equity securities based on the applicable company’s closing stock price as of a specified date), plus outstanding debt, less cash and cash equivalents and plus book value of non-controlling interests for companies reporting consolidated earnings (excluded for certain companies reporting only attributable earnings), as of a specified date; and

•	Consensus EBITDA, defined as earnings before interest, taxes, depreciation, and amortization, and taking into account certain Non-GAAP adjustments as reported by Wall Street research analysts.
Unless the context indicates otherwise, Enterprise Values derived from the Selected Public Companies analysis described below were calculated using the closing price of the common stock of the Selected Public Companies as of October 3, 2024, the last trading day prior to market rumors regarding a potential Transaction. Accordingly, this information may not reflect current or future market conditions.
In addition, unless the context indicates otherwise, (1) per share amounts for the Company Shares were calculated on a diluted basis based on information provided by management of the Company, but excluding the effect of convertible notes that were out of the money based on the closing price of the Company Shares as of October 3, 2024, and (2) Enterprise Value for the Company was calculated as equity value plus consolidated outstanding debt, less $301.6 million of consolidated cash and cash equivalents as per the Company’s reported Non-GAAP measure, and plus the book value of non-controlling interests as of June 30, 2024, each as provided by management of the Company (referred to as the “Consolidated Balance Sheet Assumptions”).
UBS compared Enterprise Value as a multiple of Consensus EBITDA and share price as a multiple of net asset value (“NAV”) per share for the Company on a standalone basis to the corresponding multiples for the Selected Public Companies as of October 3, 2024.
For the Company and each of the Selected Public Companies, UBS reviewed, among other things multiples of (i) Enterprise Value to median broker consensus estimated calendar year 2025 Consensus EBITDA (“EV/2025E Consensus EBITDA”), (ii) Enterprise Value to median broker consensus estimated calendar year 2026 Consensus EBITDA (“EV/2026E Consensus EBITDA”), and (iii) stock price to median broker consensus NAV per share (“Consensus P/NAV”), in each case based on closing stock prices on October 3, 2024 and Wall Street research analyst reports available to UBS. For purposes of its analysis with respect to the Company, UBS relied upon research analyst reports issued after the Company’s investor day on September 19, 2024.

The list of Selected Public Companies and multiples for the Selected Public Companies and for the Company are as follows:

	EV/2025E Consensus EBITDA	EV/2026E Consensus EBITDA	Consensus P/NAV
Tier 1 Selected Companies
Albemarle Corp.	12.0x	9.0x	1.1x
Pilbara Minerals Ltd(1)	17.4x	10.5x	1.0x
Tier 1 Mean/Median	14.7x	9.8x	1.0x
Tier 2 Selected Companies
IGO Ltd	13.1x	11.1x	1.0x
Sociedad Quimica y Minera de Chile S.A.	6.0x	5.1x	0.8x
Tier 2 Mean/Median	9.5x	8.1x	0.9x
Tier 3 Selected Companies
Liontown Resources Ltd	14.1x	4.2x	0.7x
Mineral Resources Ltd	8.9x	6.4x	0.9x
Sigma Lithium Corp.	13.1x	5.4x	0.6x
Tier 3 Mean	12.0x	5.3x	0.7x
Tier 3 Median	13.1x	5.4x	0.7x
The Company (Consensus)	8.7x	8.4x	0.7x

(1)	Pro forma for shares issued in acquisition of Latin Resources Ltd.
Based on the foregoing and using its experience and professional judgment, taking into account qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the Selected Public Companies, and relying primarily on the multiples for the Tier 1 Selected Companies and secondarily on the multiples for the Tier 2 Selected Companies, UBS selected (a) a range of EV/2025E Consensus EBITDA multiples of 13.0x to 15.0x, (b) a range of EV/2026E Consensus EBITDA multiples of 10.0x to 12.0x, and (c) a range of Consensus P/NAV multiples of 1.0x to 1.2x. UBS then applied these multiple ranges to corresponding financial data for the Company based on the median consensus estimates of 2025 Consensus and 2026 Consensus EBITDA and NAV per share to derive implied per share reference ranges, in the case of EV/2025E Consensus EBITDA and EV/2026E Consensus EBITDA, from the resulting implied Enterprise Value reference ranges and using the Consolidated Balance Sheet Assumptions. This analysis indicated the following implied per share reference ranges for Company Shares, as compared to the Per Share Consideration:

Implied Reference Range Per Company Share			Per Share Consideration
2025E EV/Consensus EBITDA	2026E EV/Consensus EBITDA	P/NAV
$4.65-$5.49	$3.52 - $4.39	$3.81-$4.57	$5.85

Other Information. UBS also noted for the Company Board certain additional factors that were not relied upon in rendering its opinion, but were provided for informational purposes, including the following:
•
UBS reviewed the historical trading prices of Company Shares during the period commencing January 4, 2024 (the closing date of the transaction that resulted in the formation of the Company) and ending on the unaffected date of October 3, 2024, which indicated low and high closing prices of Company Shares during such period of $2.26 to $7.11.

•	UBS also reviewed publicly available Wall Street research analysts’ NAV per share estimates for the Company, which indicated a median NAV per share estimate of $3.81.
•	UBS also reviewed publicly available Wall Street research analysts’ one year forward share price targets for Company Shares, which indicated a median price target of $3.50.
UBS advised the Company Board that it did not utilize a precedent transactions analysis in its valuation assessment due to the small number of potentially relevant transactions given that many lithium companies that had been acquired in change of control transactions were in the development phase and not producing at the time of the transaction, that none of the identified transactions involving scaled, producing targets were all-cash, majority-stake acquisitions and that the identified transactions took place in materially different commodity pricing environments.
Miscellaneous
Under the terms of UBS’s engagement by the Company, the Company has agreed to pay UBS for its financial advisory services in connection with the proposed transaction an aggregate fee currently estimated to be approximately $34 million, $3 million of which became payable upon delivery of the UBS opinion and remainder of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse UBS for certain expenses, including certain fees, disbursements and other charges of its counsel, and to indemnify UBS and related parties against certain liabilities, including certain liabilities under federal securities laws, relating to, or arising out of, its engagement.
UBS Group AG (the indirect parent of UBS) and its subsidiaries, branches and affiliates provide a wide range of investment banking, commercial banking and other financial services (including wealth, asset and investment management, corporate finance, subscription lines and securities issuing, trading and research). In connection therewith, UBS and/or its affiliates have provided services unrelated to the Transaction to the Company and its affiliates and/or the Parent, the Buyer and their affiliates and received compensation for such services. In addition, in the ordinary course of business, UBS, its affiliates and its and their respective employees may currently own or trade or otherwise originate, hedge or enforce interests in loans, debt and/or equity securities of the Company (including its affiliates) and/or Rio Tinto, the ultimate parent entity of the Parent, (including its affiliates) for its own account or for the accounts of customers, and may at any time hold a long or short position in, or security interests over, such securities. In particular, during the past two years UBS or one of its affiliates has (a) acted as financial advisor to Allkem Limited in connection with its merger with Livent Corporation resulting in the formation of the Company and (b) acted as financial advisor to Rio Tinto (including its affiliates) in connection with various transactions in each case for which UBS or its affiliates received customary fees. UBS has received approximately $25 million in fees from the Company and its predecessors for mergers and acquisitions financial advisory and other investment banking services unrelated to the Transaction since September 1, 2022 and approximately $13.5 million in fees from Rio Tinto and its affiliates for mergers and acquisitions financial advisory and other investment banking services unrelated to the Transaction since September 1, 2022. In addition, UBS or one of its affiliates is also currently providing financial advisory services to Rio Tinto or one of its affiliates in connection with two potential transactions unrelated to the Transaction for which UBS or one of its affiliates may in the future receive compensation for rendering these services. UBS also serves as one of Rio Tinto’s corporate brokers in the United Kingdom.
The Company selected UBS as a financial advisor in connection with the Transaction because UBS is an internationally recognized investment banking firm with substantial experience in similar transactions. UBS is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities and private placements.
Certain Unaudited Prospective Financial Information
The Company does not, as a matter of course, publicly disclose long-term projections or internal projections of its future financial performance, revenues, earnings, financial condition or other results due to, among other reasons, the uncertainty and subjectivity of the underlying assumptions and estimates, other than, from time to time, providing guidance for certain expected financial results and operational metrics. The Company does not endorse any unaudited prospective financial information as a reliable indication of future results. However, in connection with its evaluation of the Transaction, the Company Board considered:
•
certain non-public unaudited prospective financial information relating to the Company on a standalone basis for fiscal years 2024 through 2037, based on (i) management expected real lithium product pricing and (ii) consensus real lithium product pricing, in each case, prepared by the Company’s management (collectively, the “Arcadium Forecasts”);

The Company Board directed Gordon Dyal and UBS to utilize and rely upon the Arcadium Forecasts in connection with their respective financial analyses and opinions summarized under “—Opinions of the Company’s Financial Advisors” beginning on page 39 of this proxy statement.

Certain Limitations on the Arcadium Forecasts
The Arcadium Forecasts are unaudited and were not prepared with a view to public disclosure but are included in this proxy statement solely because such information was made available to the Company Board, Gordon Dyal and UBS and used in the process leading to the execution of the Transaction Agreement. The summary of the Arcadium Forecasts is not included in this proxy statement in order to induce any Company Shareholder to vote in favor of the Company Shareholder Proposals or any other matter. The Arcadium Forecasts should be evaluated, if at all, in conjunction with the separate financial statements of the Company and other information regarding the Company contained in or incorporated by reference into this proxy statement and the following factors.
The Arcadium Forecasts were not prepared with a view to compliance with GAAP, the published guidelines of the SEC (including those regarding projections, forward-looking statements, pro forma financial information or the use of non-GAAP measures) or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective or pro forma financial information. The Arcadium Forecasts may therefore differ from how the Company provides annual guidance.
The Arcadium Forecasts included in this proxy statement have been prepared by the Company’s management. The Arcadium Forecasts were based on internally prepared unaudited forward-looking financial information, which in turn was based on the inputs, assumptions, estimates and judgments made or used by the Company’s management at the respective times of their preparation and speak only as of such times. The Company’s independent registered public accounting firm has not audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying Arcadium Forecasts and it has not expressed an opinion or any other form of assurance with respect thereto.
The Arcadium Forecasts are calculated reflecting revenue, measures of earnings and cash flows based on the Company’s ownership interests in entities in which it owns less than all of the equity interests and adjusted for the probability of realization for certain development projects as determined by the Company’s management, which is not consistent in certain respects with the Company’s GAAP financial reporting (“Net Attributable Real Basis”).
The Arcadium Forecasts include non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP and non-GAAP financial measures as used by the Company in the Arcadium Forecasts may not be comparable to similarly titled amounts used by other companies or in other contexts. These non-GAAP measures are included in this proxy statement because such information was made available to the Company Board, Gordon Dyal and UBS and used in the process leading to the execution of the Transaction Agreement, as described elsewhere in this proxy statement. Financial measures that are not consistent with GAAP should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable measures prepared in accordance with GAAP are not being provided because they are not required in a filing related to a business combination and, in any event, the Company is unable to provide reconciliations without unreasonable effort due to the uncertainty and inherent difficulty of predicting the occurrence, the financial impact, and the periods in which any relevant adjustments would be recognized.
The Arcadium Forecasts and Real Lithium Price Assumptions (as defined below) are presented below on a real basis (i.e., as adjusted for excluding the impact of inflation, based on current observed market estimates).
Although a summary of the Arcadium Forecasts is presented with numerical specificity, this information is not factual and should not be relied upon as being necessarily predictive of actual future results. The Arcadium Forecasts are forward-looking statements and reflect inputs, assumptions, estimates and judgments as to future events made or used by the Company’s management that it believed were reasonable at the time the Arcadium Forecasts were prepared, taking into account the relevant information available to the Company’s management at the time. Some or all of the assumptions that have been made in connection with the preparation of the Arcadium Forecasts may have changed since the date the Arcadium Forecasts were prepared. Certain information below provides summaries of the key assumptions and does not purport to be a comprehensive overview of all assumptions reflected in the Arcadium Forecasts. Important factors that may affect actual results and cause the Arcadium Forecasts not to be achieved include any inaccuracy of the assumptions underlying the Arcadium Forecasts (including, among others, those described below under “—Certain Underlying Assumptions”), the general economic, financial, political, legal, regulatory and industrial conditions, changes in demand for lithium or products that require lithium, changes in actual or projected production, production capacity, production costs or cash flows, competitive pressures, changes in tax laws or accounting rules, changes in government regulations and regulatory requirements, costs and availability of resources and the other factors described under “Cautionary Statement Regarding Forward-Looking Statements” on page 24 of this proxy statement. As a result, there can be no assurance that the Arcadium Forecasts will be realized, and actual results may be materially better or worse than those contained in the Arcadium Forecasts. The inclusion of this information should not be regarded as an indication that the Company, Gordon Dyal, UBS, their respective representatives or any other recipient of this information considered, or now considers, the Arcadium Forecasts to be material information of the Company or necessarily predictive of actual future results nor should it be construed as financial guidance, and it should not be relied upon as such.
The Arcadium Forecasts do not take into account any circumstances or events occurring after the date that they were prepared. Actual results may be materially different from those contained in the Arcadium Forecasts, and because the Arcadium Forecasts cover multiple years and extend many years into the future, such information by its nature becomes less predictive with each successive year. Because the Arcadium Forecasts reflect subjective judgment in many respects, they are susceptible to multiple interpretations and frequent revisions based on actual experience and business developments. Except to the extent required by applicable U.S. federal securities laws, the Company does not intend, and expressly disclaims any responsibility, to update or otherwise revise the Arcadium Forecasts to reflect circumstances existing after the respective dates on which they were prepared or to reflect the occurrence of future events or changes in general economic or industry conditions, even if any of the assumptions underlying the Arcadium Forecasts are shown to be in error. The Company cannot give any assurance that, had the Arcadium Forecasts been prepared either as of the date of the Transaction Agreement or as of the date of this proxy statement, similar estimates and assumptions would be used.
None of the Company nor any of its affiliates, directors, officers, advisors or other representatives has made or makes any representation to any Company Shareholder or other person relating to the Arcadium Forecasts, including regarding the ultimate performance of the Company compared to the information contained in the Arcadium Forecasts (or their underlying assumptions) or that the Arcadium Forecasts will be achieved (or that their underlying assumptions will occur).
Certain Underlying Assumptions
The Arcadium Forecasts reflect numerous assumptions and estimates as to future events made using information available at the time. Among other things, some of these assumptions and estimates include the Company management’s estimates of, or assumptions regarding: (i) contracted real prices for lithium hydroxide and lithium carbonate, (ii) certain non-contracted real lithium prices for lithium hydroxide, lithium carbonate, spodumene and butyllithium, as informed by third-party benchmarks, as applicable, which are set forth in the real lithium product pricing assumptions table below in the section entitled “—Real Lithium Price Assumptions”, (iii) asset level operating costs (including assumptions as to capital expenditures, operating expenses, production timing, net working capital and the efficacy of certain technology at various Company facilities), (iv) general overhead cost and tax rates, (v) based on the Company’s long-range plans, the estimated life of mine for certain hard rock assets, (vi) the recovery of the mineral resources and reserves of the Company, (vii) the completion, cost and timing of the Company’s development projects and expected probability of realization for certain development projects, and (viii) the lithium market with respect to competitive dynamics, supply and demand, pricing and cost. However, because the Arcadium Forecasts are based on the aforementioned estimates and assumptions that may or may not materialize as assumed, and because the Arcadium Forecasts and underlying assumptions cover multiple years and extend many years into the future, such information by its nature cannot be predicted with certainty. See the section above entitled “—Certain Limitations on the Arcadium Forecasts”.
Real Lithium Price Assumptions
The following table summarizes real lithium product pricing assumptions (the “Real Lithium Price Assumptions”) the Company employed for all volumes without a contracted price to estimate the future after-tax cash flows that Gordon Dyal and UBS considered in the Arcadium Forecasts. Arcadium Management Real Lithium Product Pricing reflects the Company management’s then best estimates informed by third-party data providers and was not subject to independent verification, and Consensus Real Lithium Product Pricing reflects the Company management’s then best estimates based on a compiled broker median of available real lithium price estimates from Wall Street research analysts and, in respect of Butyllithium, based on the Company management’s then best estimates of the correlation between the price of Butyllithium and the price of Lithium Carbonate. As such, there can be no assurance that such assumptions, speculation, opinions or judgments are correct, nor that the projections will be achieved.

	Arcadium Management Real Lithium Product Pricing (Non-contracted Volumes)
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E onwards
Lithium Hydroxide ($/kg)	$19.4	$14.3	$18.0	$19.5	$20.5	$21.3	$20.7	$21.0
Lithium Carbonate ($/kg)	$12.3	$12.3	$16.0	$17.5	$18.5	$19.3	$18.7	$19.0
Spodumene ($/SC6 dmt)	$868	$663	$1,125	$1,313	$1,438	$1,538	$1,463	$1,500
Butyllithium ($/mt)	$71,187	$72,500	$95,000	$106,000	$103,000	$101,500	$103,000	$110,000

	Consensus Real Lithium Product Pricing (Non-contracted Volumes)
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E onwards
Lithium Hydroxide ($/kg)	$19.4	$13.5	$15.7	$17.3	$17.7	$18.8	$20.0	$20.0
Lithium Carbonate ($/kg)	$12.3	$13.9	$15.5	$16.1	$16.9	$17.8	$18.6	$18.6
Spodumene ($/SC6 dmt)	$868	$1,100	$1,200	$1,400	$1,379	$1,390	$1,400	$1,400
Butyllithium ($/mt)	$71,187	$67,000	$88,500	$104,500	$99,000	$95,500	$95,000	$101,500

The Arcadium Forecasts
The Arcadium Forecasts, which were prepared by the Company’s management, included the following estimates of the Company’s future financial performance based on the Arcadium Management Real Lithium Product Pricing on a Net Attributable Real Basis:

($ amounts in millions)	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E
Net Revenue(1)	$1,053	$1,219	$1,202	$1,706	$2,230	$2,568	$2,759	$2,986	$3,086	$3,113	$3,072	$3,107	$3,119	$3,132
Adjusted EBITDA(1)(2)	$329	$441	$429	$756	$1,071	$1,290	$1,350	$1,497	$1,552	$1,564	$1,535	$1,549	$1,549	$1,556
Unlevered free cash flow(1)(3)	$(912)	$(342)	$(63)	$(130)	$506	$533	$645	$948	$1,109	$1,103	$1,090	$1,122	$1,153	$1,170

(1)	This figure is a non-GAAP financial measure.
(2)
Adjusted EBITDA is calculated as projected net income before interest, tax, depreciation and amortization, further adjusted to exclude the impact of certain non-cash charges, such as non-recurring charges, such as restructuring and similar charges.

(3)
Unlevered free cash flow was calculated as projected cash flow generated from business operations or investments excluding interest payments on financial liabilities post payment of taxes and accounting for capital expenditures and working capital needs.

In addition, the Arcadium Forecasts, which were prepared by the Company’s management, included the following estimates of the Company’s future financial performance based on the Consensus Real Lithium Product Pricing on a Net Attributable Real Basis:

($ amounts in millions)	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E
Net Revenue(1)	$1,053	$1,273	$1,137	$1,568	$2,020	$2,341	$2,679	$2,852	$2,948	$2,976	$2,938	$2,972	$2,985	$2,997
Adjusted EBITDA(1)(2)	$329	$495	$365	$618	$863	$1,065	$1,271	$1,363	$1,416	$1,428	$1,402	$1,415	$1,416	$1,421
Unlevered free cash flow(1)(3)	$(912)	$(310)	$(96)	$(223)	$361	$368	$568	$856	$1,008	$1,003	$991	$1,023	$1,054	$1,070

(1)	This figure is a non-GAAP financial measure.

(2)
Adjusted EBITDA is calculated as projected net income before interest, tax, depreciation and amortization, further adjusted to exclude the impact of certain non-cash charges, such as non-recurring charges, such as restructuring and similar charges.

(3)
Unlevered free cash flow was calculated as projected cash flow generated from business operations or investments excluding interest payments on financial liabilities post payment of taxes and accounting for capital expenditures and working capital needs.

Interests of Certain Persons in the Transaction
The Company’s executive officers and directors have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally. In considering the recommendations of the Company Board, including that you vote to approve the Scheme Proposal and the Company Shareholder Proposals, you should be aware of these interests. In (1) evaluating and negotiating the Transaction Agreement, (2) approving the Transaction Agreement, the transactions contemplated thereby and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (3) declaring that it is in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme and (4) making the Board Recommendation, the Company Board was aware of and considered these interests, among other matters, to the extent that these interests existed at the time. These interests include the arrangements described below. If the Scheme Proposal is approved, the Company Shares held by the Company’s directors and executive officers will be treated in the same manner as Company Shares held by all other shareholders. For more information, see “The Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page 4 of this proxy statement.
Treatment of Company Equity Awards
The Transaction Agreement provides that Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
•
Each outstanding Company Restricted Share Right will be cancelled and exchanged for a number of restricted share rights with respect to a number of Listed Shares determined by multiplying the number of Company Shares subject to such Company Restricted Share Right by the Equity Award Conversion Ratio.

•
Each outstanding Company Stock Option will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.

•
Each outstanding Non-Employee Director RSU will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Company Shares subject to such Non-Employee Director RSU.

•
Each other outstanding Company RSU will be cancelled and exchanged for a number of restricted stock units with respect to a number of the applicable Listed Shares equal to the number of Company Shares subject to such Company RSU multiplied by the Equity Award Conversion Ratio.

Each equity award issued in exchange for a Company Equity Award will be subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time. Pursuant to the terms of the Company Stock Options and Company RSUs held by the Company’s executive officers, if the executive officer is terminated without “cause” or resigns for “good reason” within two years following the Effective Time, all outstanding Company Equity Awards granted by the Company to the executive officer shall accelerate and vest in full. Pursuant to the terms of the Company Stock Options and Company RSUs which were originally granted by Livent prior to the consummation of the Livent-Allkem Merger and were assumed in such transaction, if the executive officer is terminated without “cause” or resigns for “good reason” within two years of the consummation of the Livent-Allkem Merger, such awards shall accelerate and vest in full.

The table below sets forth, for each current Company executive officer, (i) the number of Company Shares underlying vested and unvested Company Stock Options held by each such executive officer, and (ii) the number of Company Shares underlying Company RSUs held by each such executive officer, in each case as of November 18, 2024, the latest practicable date to determine such amounts before the filing of this proxy statement. As of November 18, 2024, no Company executive officer held Company Restricted Share Rights. In addition, the table below sets forth an estimate of the intrinsic (i.e., in the money) value of such awards (on a pre-tax basis) based on the Per Share Consideration. These numbers do not forecast any grants, additional issuances or forfeitures of Company Shares or Company Equity Awards following the date of this proxy statement. Depending on when the Effective Time occurs, certain Company Equity Awards shown in the table may vest or be forfeited in accordance with their terms. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, the actual amounts, if any, to be received by Company executive officers may materially differ from the amounts set forth below.

Name	Unvested Company Stock Options (#)	Unvested Company Stock Options ($)	Vested Company Stock Options (#)	Vested Company Stock Options ($)	Company RSUs (#)	Company RSUs ($)
Paul W. Graves	1,302,994	912,239	1,869,687	1,376,803	508,788	2,976,410
Gilberto Antoniazzi	333,659	233,247	401,101	118,753	129,966	760,301
Sara Ponessa	206,460	134,294	214,256	0	81,157	474,768
Barbara Fochtman	303,050	329,927	228,356	225,233	118,627	693,968

The table below sets forth, for each current Company non-employee director, the number of Company Shares underlying Non-Employee Director RSUs held by each such director as of November 18, 2024, the latest practicable date to determine such amounts before the filing of this proxy statement. In addition, the table below sets forth an estimate of the value of such awards (on a pre-tax basis) based on the Per Share Consideration. These numbers do not forecast any grants, additional issuances or forfeitures of Company Shares or Company Equity Awards following the date of this proxy statement. Depending on when the Effective Time occurs, certain Company Equity Awards shown in the table may vest or be forfeited in accordance with their terms. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, the actual amounts, if any, to be received by Company non-employee directors may materially differ from the amounts set forth below.

Name	Non-Employee Director RSUs (#)	Non-Employee Director RSUs ($)
Peter Coleman	40,786	238,598
Michael F. Barry	40,786	238,598
Alan Fitzpatrick	40,786	238,598
Florencia Heredia	40,786	238,598
Leanne Heywood	40,786	238,598
Christina Lampe-Önnerud	40,786	238,598
Pablo Marcet	40,786	238,598
Steven T. Merkt	40,786	238,598
Fernando Oris de Roa	40,786	238,598
Robert Pallash	40,786	238,598
John Turner	40,786	238,598

For additional information regarding Company Shares held by the Company’s executive officers and non-employee directors, see the section entitled “Security Ownership of Certain Beneficial Holders, Directors and Management” beginning on page 92 of this proxy statement.

Executive Severance Arrangements
Each of the Company’s executive officers entered into an executive severance agreement, which generally provide that in the event such individual’s employment is terminated by the Company without “cause” or by such individual for “good reason” in each case, within the 24-month period following a “change in control” of the Company, then such individual will be entitled, contingent on the executive’s execution of a release of claims in favor of the Company and its affiliates, to the payments and benefits detailed below (the “Executive Severance Agreements”).
•	An amount equal to three times (in the case of Messrs. Graves and Antoniazzi) or two times (in the case of Mses. Ponessa and Fochtman) the executive’s annualized base salary, payable in a lump sum.
•
An amount equal to three times (in the case of Messrs. Graves and Antoniazzi) or two times (in the case of Mses. Ponessa and Fochtman) the executive’s target annual incentive award, payable in a lump sum.

•	A pro-rated annual incentive award for the year of termination based on the executive’s highest annualized target performance.
•	Reimbursement for outplacement services for a two-year period following the termination date, with the total reimbursement capped at 15% of base salary as of the termination date.
•
Continuation of medical and welfare benefits (including life and accidental death and dismemberment and disability insurance coverage) for such individual (and covered spouse and dependents), at the same premium cost and coverage level as in effect as of the change in control date, for three years (in the case of Messrs. Graves and Antoniazzi), two years (in the case of Ms. Ponessa and, for purposes of medical insurance, Ms. Fochtman) and one year (in the case of Ms. Fochtman for purposes of life, accidental death and dismemberment and disability insurance) following the date of termination (or, if earlier, the date on which substantially similar benefits at a comparable cost are available from a subsequent employer) or, if such benefits continuation is not permissible under the applicable plan or would result in adverse tax consequences, cash benefits in lieu thereof (which, in the case of life, accidental death and dismemberment and disability insurance benefits for Ms. Fochtman, would consist of two years of benefits) under the updated Executive Severance Agreements.

•
Continuation of retirement benefits for three years (in the case of Messrs. Graves and Antoniazzi) or two years (in case of Mses. Ponessa and Fochtman) following the date of termination of the annual Company contribution made on the executive officer’s behalf to the Company qualified retirement plan and the Company nonqualified retirement plan as in effect immediately prior to the date of the change in control (excluding any pre-tax or post-tax contribution authorized by an executive officer).

If the payments or benefits payable to an eligible participant in connection with a change in control would be subject to the excise tax on golden parachutes imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to the eligible participant. In addition, to the Executive Severance Agreements with the Company, the executives are party to severance agreements with Livent Corporation, which were entered into prior to the consummation of the Livent-Allkem Merger (the “Legacy Livent Severance Agreements”). Following the Effective Time, the benefits under the Executive Severance Agreements with the Company will supersede the severance benefits contemplated by the Legacy Livent Severance Agreements.
For an estimate of the amounts that would be realized by each of the Company’s executive officers upon a qualifying termination event at the Effective Time under their Executive Severance Agreements and Legacy Livent Severance Agreements, see the section entitled “The Transaction—Interests of Certain Persons in the Transaction–Golden Parachute Compensation” beginning on page 55 of this proxy statement.
Transaction and Retention Bonuses Programs
The Company, after consulting with, and considering in good faith the views of, the Parent and the Buyer, may establish a transaction bonus program providing for cash-based transaction bonuses (the “Transaction Bonus Program”), provided that no individual transaction bonus granted shall exceed 75% of the applicable grantee’s annual base salary. Awards under the Transaction Bonus Program may become payable as of the Effective Time, subject to the grantee’s continued service through such time, or upon the grantee’s termination of employment by the Company without “cause”. In addition, the Company, after consulting with, and considering in good faith the views of, the Parent and the Buyer, may establish a retention program in connection with the Transaction providing for cash-based retention bonuses (the “Retention Program”), provided that no individual retention bonus amount shall exceed 75% of the applicable grantee’s annual base salary. Awards under the Retention Program may vest and become payable on the date that is either six (6) months or twelve (12) months following the Effective Time (or a combination thereof), subject to the grantee’s continued service through such date, or upon the grantee’s termination of employment (x) by the Company without “cause” or (y) except as noted above, in the case of employees who as of the Effective Time hold Company Equity Awards, due to the employee’s resignation for “good reason” after the Effective Time.
On November 15, 2024, after consulting with, and considering in good faith the views of, the Parent and the Buyer, the compensation committee of the Company Board approved awards under the Transaction Bonus Program and Retention Program for each of the Company’s executive officers. Each of Messrs. Graves and Antoniazzi and Mses. Ponessa and Fochtman received (1) a retention bonus award of $100,000, payable on the date that is 6 months following the Effective Time and (2) a transaction bonus of $200,000, payable on the date of the Effective Time, each subject to his or her continued service through the payment date or the earlier termination of his or her service by the Company without “cause.” Unpaid transaction bonuses and retention bonuses awarded to the Company’s executive officers will be forfeited upon a resignation of employment, including a resignation for “good reason.”
Treatment of Annual Bonuses
The Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, to the extent not already paid prior to the Effective Time, pay 2024 Bonuses (as defined in the section entitled “The Transaction Agreement—Employee Matters”) in accordance with the terms of the applicable Company benefit plan, at the time or times that the 2024 Bonuses would normally be paid by the Company in the ordinary course of business consistent with past practice. In addition, the Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, pay 2025 Bonuses (as defined in the section entitled “The Transaction Agreement—Employee Matters”) based on the achievement of 2025 Annual Bonus Targets (as defined in the section entitled “The Transaction Agreement—Employee Matters”); provided, however, that the Buyer shall determine actual achievement of the 2025 Annual Bonus Targets with respect to each Continuing Employee, both with respect to (A) the period through the Effective Time and (B) the period following the Effective Time through the remainder of calendar year 2025, it being understood that such determination by the Buyer shall be made reasonably and in good faith based on actual results. Each Continuing Employee who remains employed with the Buyer or any Parent Group Company through December 31, 2025, shall be paid a 2025 Annual Bonus in accordance with the terms of the applicable benefit plan maintained by the Buyer or any Parent Group Company at the same time or times that the Buyer or any Parent Group Company (as applicable) pays annual bonuses in respect of calendar year 2025 to its similarly situated employees.
Treatment of Company Shares held in the Company Nonqualified Savings Plan
At the Effective Time and in consideration of the transfer of Company Shares to the Buyer and/or its affiliate pursuant to the Transaction Agreement, Company Shares held in trust with respect to investments by participants in the Company’s Nonqualified Savings Plan (the “NQDC Plan”) will be cancelled in exchange for the right to receive an amount in cash, without interest, equal to $5.85 per Company Share.
Compensation Arrangements with the Buyer
As of the date of this proxy statement, none of the Company’s executive officers has discussed or entered into any agreement with the Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Buyer or one or more of its affiliates. Prior to or following the closing of the Transaction, however, some or all of the Company’s executive officers may discuss or enter into agreements with the Buyer or any of its affiliates regarding employment with, or the right to purchase or participate in the equity of, the Buyer or one or more of its affiliates.
Golden Parachute Compensation
In accordance with Item 402(t) of Regulation S-K under the Securities Act, the table below sets forth the compensation that is based on, or otherwise relates to, the Transaction that will or may become payable to each named executive officer of the Company in connection with the Transaction.

The amounts shown in the table are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below and in the footnotes to the table, and do not reflect certain compensation actions that may occur prior to completion of the Transaction. For purposes of quantifying the potential payments and benefits described in this section, the following assumptions were used:
•	The relevant price per Company Share is $5.85 (subject to required withholding taxes), which is equal to the Per Share Consideration;
•	The Effective Time occurred on November 18, 2024, which is the assumed date of Closing solely for purposes of the disclosure in this section; and
•
The employment of each named executive officer will be terminated immediately following the Effective Time in a manner entitling the named executive officer to receive the severance benefits described under “Interests of Certain Persons in the Transaction—Executive Severance Arrangements” and to double-trigger acceleration of Company Equity Awards as described under “Interests of Certain Persons in the Transaction—Treatment of Company Equity Awards”.

The calculations in the tables below do not include amounts for which the Company’s named executive officers were already entitled to receive or are already vested as of the date of this proxy statement, including payments with respect to vested Company Equity Awards. The calculations in this table also do not include compensation actions that may occur after the date of this proxy statement but before the Effective Time. In addition, these amounts do not attempt to forecast any additional equity award grants, issuances or forfeitures that may occur after the date of this proxy statement but before the Effective Time. As a result of the foregoing assumptions, which may or may not actually occur or be accurate on the relevant date, including the assumptions described in the footnotes to the table, the actual amounts, if any, to be received by the Company’s named executive officers may materially differ from the amounts set forth below.
The Company’s named executive officers will not receive any tax reimbursements in connection with the transaction. The potential payments and benefits described in this section assume that no “cutback” to avoid the “golden parachute” excise tax that may be imposed under Section 4999 of the Code has been applied.

Named Executive Officer(1)	Cash(2)	Equity(3)	Pension / NQDC(4)	Perquisites/ Benefits(5)	Other(6)	Total
Paul Graves	7,513,107	3,888,649	557,446	92,126	455,000	12,506,327
Gilberto Antoniazzi	3,369,615	993,548	760,215	66,376	382,778	5,572,532
Sara Ponessa	2,062,518	609,062	130,495	60,929	374,336	3,237,340

(1)	Barbara Fochtman is an executive officer but not a named executive officer.
(2)
Cash. Represents cash severance payable to each named executive officer upon a termination of employment by the Company without cause or by the named executive officer for good reason, in each case, pursuant to the applicable Executive Severance Agreement. The cash severance amounts payable constitute “double-trigger” payments, which means that the amounts will become payable only as a result of the named executive officer’s qualifying termination of employment within twenty-four (24) months following the Effective Time. As described in the section above entitled “Interests of Certain Persons in the Transaction—Executive Severance Arrangements” the amount shown is equal to (A) three times (or two times for Ms. Ponessa) the sum of base salary plus target annual incentive, calculated by using the highest annualized base salary and target annual incentive available to the named executive officer during his/her career with the Company; plus (B) the pro-rata amount of any annual incentive award based on target performance payable as of the Effective Time.

(3)
Equity. These amounts include the “double-trigger” accelerated full vesting of the Company Stock Options and Company RSUs held by each named executive officer upon a qualifying termination of employment immediately following the Effective Time. As this table assumes the Effective Time occurs on November 18, 2024, which is prior to the second anniversary of the consummation of the Livent-Allkem Merger, these amounts include the accelerated vesting of Company Stock Options and Company RSUs which were assumed in such transaction, pursuant to the double-trigger provisions triggered by such transaction. For further details regarding the Company Equity Awards held by the named executive officers, see the section of this proxy statement captioned “Interests of Certain Persons in the Transaction—Treatment of Company Equity Awards.” The estimated amount of each such payment is based on the number of Company Stock Options and Company RSUs shown in the following table:

Named Executive Officer	Unvested Company Stock Options	Company RSUs	Total
Paul Graves	1,302,994	508,788	1,811,782
Gilberto Antoniazzi	333,659	129,966	463,625
Sara Ponessa	206,460	81,157	287,617

(4)
Pension/NQDC. As described in the section above entitled “Interests of Certain Persons in the Transaction—Executive Severance Arrangements”, the amount shown is equal to three times (or two times for Ms. Ponessa) the sum of the annual Company contributions made on the named executive officer’s behalf to the Company Savings and Investment Plan and the Company Nonqualified Savings Plan, which is a “double-trigger” benefit.

(5)
Perquisites/Benefits. As described in the section above entitled “Interests of Certain Persons in the Transaction—Executive Severance Arrangements”, the amount shown represents welfare benefits of health care and dental, life insurance and disability insurance continuation for three years (or two years for Ms. Ponessa), which is a “double-trigger” benefit. The amounts shown are the estimated cost to the Company for such benefits during the period. There are no perquisites that are required to be included in the calculation.

(6)
Other. The amounts reported reflect (A) the cash retention bonuses awarded to Messrs. Graves and Antoniazzi and Ms. Ponessa (consisting of $100,000 for each of Messrs. Graves and Antoniazzi and Ms. Ponessa), (B) the cash transaction bonuses awarded to Messrs. Graves and Antoniazzi and Ms. Ponessa (consisting of $200,000 for each of Messrs. Graves and Antoniazzi and Ms. Ponessa) and (C) the maximum amount that could be paid by the Company to the named executive officer with respect to outplacement services. The cash retention bonus for each named executive officer will be payable on the 6-month anniversary of the Effective Time, contingent upon his or her continued service with the Company through the 6-month anniversary of the Effective Time or the prior termination of his or her service by the Company without “cause.” The cash transaction bonus for each named executive officer will be payable upon the Effective Time, contingent upon his or her continued service with the Company through such event or the prior termination of his or her service by the Company without “cause.” For additional information on the retention bonus program and the transaction bonus program, see the section above entitled “Transaction and Retention Bonuses Program.” The NEOs are entitled to outplacement services, which are capped at 15% of the NEO’s base salary. The actual amounts paid in respect of such services will be determined based upon the outplacement services obtained, if any, by an NEO upon termination.

Regulatory Approvals Required
Antitrust Clearance in the U.S.
The Transaction is subject to the requirements of the HSR Act, which prevents the parties from consummating the Transaction until, among other things, the Buyer and the Company have filed notifications with and furnished certain information to the FTC and the Antitrust Division and the 30-calendar day waiting period has expired or been terminated by the FTC or the Antitrust Division. If the FTC or the Antitrust Division issues a request for additional information and documentary material (a “second request”) prior to the expiration of the initial waiting period, the Buyer and the Company must observe a second 30-calendar day waiting period, which would begin to run only after each of the Buyer and the Company has substantially complied with the second request, unless such waiting period is terminated earlier or the waiting period is otherwise extended through agreement by the FTC or the Antitrust Division and the parties to the Transaction.
Each of the Buyer and the Company will file a Notification and Report Form for Certain Mergers and Acquisitions with the Antitrust Division and the FTC as required pursuant to the HSR Act.
At any time before or after the termination of the statutory waiting periods under the HSR Act, or before or after the Effective Time, the Antitrust Division and others may take action under U.S. antitrust laws, including seeking to enjoin the completion of the Transaction, to rescind or other unwinding of the Transaction or to conditionally permit completion of the Transaction subject to regulatory conditions or other remedies. Although neither the Company nor the Buyer believes that the Transaction will violate U.S. antitrust laws, there can be no assurance that a challenge to the Transaction on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful. Private parties may also seek to take legal action under U.S. antitrust laws under certain circumstances.
Non-U.S. Antitrust Clearances
The Company derives revenues and have assets in other jurisdictions where merger control filings or clearances may be necessary or recommended. The Transaction cannot be consummated until the closing conditions relating to applicable filings or clearances under the antitrust laws in the required jurisdictions have been satisfied or waived, namely, Canada, China, Japan and South Korea. The relevant regulators will be proactively briefed in Australia and the United Kingdom. The Company and the Buyer may also make merger control filings in a limited number of additional jurisdictions, but completion of the Transaction is not conditioned on clearance from those jurisdictions having been achieved or waived. Although neither the Company nor the Buyer believes that the Transaction will violate antitrust laws outside of the U.S., there can be no assurance that non-U.S. regulatory authorities or, under certain circumstances, private parties, will not attempt to challenge the Transaction on antitrust grounds or for other reasons.
Following the closing of the Transaction, the Buyer will notify the Argentinian antitrust authority about the Transaction and seek its approval. The closing of the Transaction is not conditioned on obtaining the approval of the Argentinian antitrust authority.
Investment Clearances and Regulations
The Company is active in jurisdictions where investment screening law filings or clearances may be necessary or recommended. The Transaction cannot be consummated until the closing conditions relating to applicable filings or clearances under the relevant investment screening laws in the required jurisdictions have been satisfied or waived, including Australia, Canada, Ireland (subject to regime commencement), Italy and the United Kingdom.
Additionally, CFIUS is an interagency committee authorized by the DPA to review certain transactions involving foreign investment in the U.S. in order to determine the effect of such transactions on U.S. national security. Transactions that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) are subject to CFIUS jurisdiction. Because the Buyer is considered a “foreign person” and the Transaction would result in “control” of a “U.S. business,” under the DPA and implementing regulations thereof, the Transaction is subject to CFIUS jurisdiction. The closing conditions relating to applicable filings or clearances under the DPA and implementing regulations thereof will need to be satisfied or waived in order for the Transaction to be consummated.
Jersey Court Process
The Transaction is being implemented by way of scheme of arrangement, which requires, among other things, an application by the Company to the Court to sanction the scheme of arrangement. A scheme of arrangement is a statutory procedure under the Companies Law, pursuant to which the Court may approve an arrangement between the Company and its shareholders. In a scheme of arrangement, the Company will make an initial application to the Court to convene the Scheme Meeting at which a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting) approve the scheme of arrangement by which they will sell their Company Shares in exchange for the Per Share Consideration being offered by the Buyer. The quorum for the Scheme Meeting is that required for a general meeting of the Company (being persons holding or representing a majority of the voting power of the shares entitled to vote at such meeting). If the Company Shareholders so agree by approving the scheme, subject to the satisfaction or waiver of the conditions set forth in the Transaction Agreement, the Company will return to the Court to request the Court to sanction the arrangement. Company Shareholders are entitled to attend to support or oppose the sanction of the scheme of arrangement by the Court as described elsewhere in this proxy statement and may also submit written statements regarding the scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier (Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG. Upon the scheme of arrangement becoming effective in accordance with its terms and the Companies Law, it will bind the Company and its shareholders including any Company Shareholders who vote against the Scheme or do not vote at the Scheme Meeting.
Litigation Related to the Transaction
As of November 20, 2024, the Company has received nine letters from purported Company Shareholders demanding that the Company Board take action on behalf of the Company to remedy allegations regarding the Company’s disclosures to shareholders with respect to various alleged omissions of material information in this proxy statement relating to the Transaction. The Company believes all such demands are without merit.
Accounting Treatment of the Transaction
The Transaction will be accounted for as a “business combination” for financial accounting purposes.
Effect on the Company if the Transaction is Not Completed
If the Scheme Proposal and the Scheme and Articles Amendment Proposal are not approved by Company Shareholders, or if the Transaction is not completed for any other reason:
•	Company Shareholders will not be entitled to, nor will they receive, any payment from the Buyer pursuant to the Transaction Agreement;
•	the Company will remain an independent public company;
•	the Company Shares will continue to be listed and traded on NYSE under the symbol “ALTM” and registered under the Securities Act;
•	the Company will continue to file periodic reports with the SEC;
•	the CDIs will continue to be listed and traded on the ASX under the symbol “LTM”;

•
we anticipate that shareholders will be subject to similar types of risks and uncertainties as those to which they are currently subject, including, but not limited to, risks and uncertainties with respect to the Company’s business, prospects and results of operations, as such may be affected by, among other things, the highly competitive industry in which the Company operates and economic conditions;

•
the price of Company Shares may decline significantly, and if that were to occur, it is uncertain when, if ever, our share price would return to the price at which it trades as of the date of this proxy statement; and

•
under certain specified circumstances, the Company will be required to pay the Buyer the Company Termination Fee of $200,000,000 within two business days after such termination. For more information, see “The Transaction Agreement—Termination Fee” beginning on page 90 of this proxy statement.

Payment of Consideration
Settlement of the Per Share Consideration to which Company Shareholders are entitled will be delivered to such Company Shareholders within two (2) business days following receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares, and, in each case, delivery to the Paying Agent of such other documents as may be reasonably requested by the Paying Agent. For further information regarding the settlement of the Per Share Consideration, see “The Transaction Agreement—Per Share Consideration to Company Shareholders” beginning on page 70 of this proxy statement.
The Buyer will procure that each CDI holder is paid the Consideration in Australian dollars, New Zealand dollars or U.S. dollars in accordance with any existing payment elections recorded by the CDI holder in the CDI register. For further information regarding the Consideration to CDI holders, see “—Consideration to CDI holders” below.
Consideration to CDI holders
CDI holders may have their Consideration payment converted, and then paid to them in, Australian dollars or New Zealand dollars based on the currency of the valid bank account nominated by the CDI holder to the CDI registry prior to the CDI Record Date (the “Nominated Account”).
If a CDI holder's Nominated Account is held in:
•	Australian dollars, the CDI holder will receive their Consideration payment in Australian dollars; and
•	New Zealand dollars, the CDI holder will receive their Consideration payment in New Zealand dollars.
•	U.S. dollars, the CDI holder will receive their Consideration payment in U.S. dollars;
However, if a CDI holder has not provided the details of a valid Nominated Account with the CDI registry prior to the CDI Record Date, then for CDI holders:
•
with a registered address anywhere in the world other than New Zealand, they will have their Consideration payment converted to Australian dollars at the Consideration Exchange Rate (as described below) and will receive an Australian dollar denominated cheque by prepaid post to their address as recorded in the CDI register as at the CDI Record Date, with the cheque being drawn in the name of the CDI holder; and

•
with a registered address in New Zealand, they will have their Consideration payment converted to New Zealand dollars at the Consideration Exchange Rate (as described below) and their Consideration payment will be withheld pending receipt of details of a valid Nominated Account. Any withheld Consideration will not bear interest.

Consideration Exchange Rate
The Buyer will deposit, or cause to be deposited, with the Paying Agent, for the benefit of CDI holders, cash in an amount equal to the Consideration payable to the CDI holders, converted from U.S. dollars to Australian and New Zealand dollars respectively by the Paying Agent as described above at the prevailing market exchange rate(s) on the date(s) of the currency conversion (the “Consideration Exchange Rate”).
The Consideration Exchange Rate will include a deduction for any applicable and properly incurred transaction and dealing costs associated with the conversion. The direct cost of conversion to CDI holders who receive the

Consideration to which they are entitled in Australian dollars or New Zealand dollars is expected to be minimal but amounts payable to such CDI holders will be subject to the Consideration Exchange Rate actually obtained (which may be a lesser or greater rate of exchange than the official U.S. dollar to Australian dollars or New Zealand dollars exchange rate on the relevant payment date).
All CDI holders receiving Consideration in Australian dollars or New Zealand dollars (as applicable) will have their Consideration calculated by reference to the same Consideration Exchange Rate.
For any CDI holder who receives the Consideration to which they are entitled in Australian dollars or New Zealand dollars, the amount received per CDI may, depending on the Consideration Exchange Rate, result in a payment at, below or above $5.85 per Company Share in U.S. dollars. In all cases, fluctuations in the Consideration Exchange Rate are at the risk of CDI holders. Any CDI holder who wishes to receive a certain, fixed cash amount in U.S. dollars in respect of their Consideration should ensure they have provided the CDI registry with a valid U.S. dollar bank account for the receipt of Consideration in U.S. dollars.
Where the calculation of the Consideration would result in a CDI holder becoming entitled to a fraction of a cent, that fractional entitlement will be rounded up or down to the nearest whole cent and fractional entitlements of 0.5 of a cent will be rounded down to the nearest whole cent.
Nominated Account details
If a CDI holder wishes to nominate, verify and/or update their Nominated Account details, they can do this online at www.investorcentre.com/au or by contacting the CDI registry prior to the CDI Record Date. If the CDI holder has already registered, they can log in using their User ID and password. If the CDI holder is not a member, they will need their Securityholder Reference Number or Holder Identification Number to register. The new user registration process requires an account verification code to be mailed to the CDI holder’s registered address as an additional layer of security to protect their security holding. CDI holders should allow sufficient time for delivery of the verification code so that they can update their bank account details before the CDI Record Date.
NO DISSENTERS’ RIGHTS
Under Jersey law, holders of Company Shares do not have appraisal or dissenters’ rights with respect to the Transaction or any of the other transactions described in this proxy statement.

MATERIAL TAX CONSEQUENCES OF THE TRANSACTION
U.S. Taxation
The following is a discussion of the material U.S. federal income tax considerations generally applicable to U.S. holders (as defined below) with respect to the Transaction consummated as described in the Transaction Agreement and this proxy statement. This discussion applies only to U.S. holders who hold their Company Shares as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, or the “Code” (generally, property held for investment).
This discussion is based upon the Code, Treasury Regulations promulgated thereunder, judicial authorities and administrative rulings and decisions, all as in effect on the date hereof. These authorities may change, possibly with retroactive effect, or be subject to differing interpretations, and any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion.
This discussion does not describe all of the tax considerations that may be relevant to a U.S. holder in light of the holder’s particular circumstances (such as the unearned income Medicare contribution tax or the alternative minimum tax). It also does not describe U.S. state and local and non-U.S. tax considerations.
This discussion is not intended to be a complete analysis and does not address all potential tax considerations that may be relevant to a U.S. holder. Moreover, this discussion does not address particular tax considerations that may be applicable to a U.S. holder subject to special treatment under the Code, including:
•	certain financial institutions;
•	an insurance company;
•	a regulated investment company, real estate investment trust, or mutual fund;
•	a dealer or electing trader in securities that uses a mark-to-market method of tax accounting;
•	a person who holds Company Shares as part of a “straddle,” integrated transaction or similar transaction;
•	a person who holds Company Shares in an individual retirement or other tax-deferred account;
•	a person whose functional currency is not the U.S. dollar;
•	a person who received Company Shares pursuant to the exercise of employee stock options or otherwise as compensation or in connection with the performance of services;
•	a person required for U.S. federal income tax purposes to conform the timing of income accruals to their financial statements under Section 451 of the Code;
•	a person who holds Company Shares in connection with a trade or business conducted outside of the U.S.;
•
an entity or arrangement treated as a partnership or other flow-through entity (including an S corporation or a limited liability company treated as a partnership or disregarded entity for U.S. federal income tax purposes); or

•	a tax-exempt entity.
For purposes of this summary, a U.S. holder is a beneficial owner of Company Shares who is:
•	an individual citizen or resident of the U.S.;
•	a corporation or other entity taxable as a corporation created in or organized under the laws of the U.S., any state therein or the District of Columbia; or
•	an estate or trust the income of which is subject to U.S. federal income tax without regard to its source.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Company Shares, the tax treatment of a partner in the partnership will depend upon the status of that partner and the activities of the partnership. Partners in a partnership that holds Company Shares are urged to consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

U.S. holders are urged to consult their own tax advisors as to the U.S. federal income tax consequences of the Transaction, including the income tax consequences arising from the U.S. holder’s own facts and circumstances, and as to any estate, gift, state, local or non-U.S. tax consequences arising out of the disposition of Company Shares.
Exchange of Company Shares
Subject to the discussion below under “—Passive Foreign Investment Company Considerations” the exchange of Company shares for cash pursuant to the Scheme will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who exchanges Company shares for cash pursuant to the Scheme will recognize capital gain or loss for U.S. federal income tax purposes. The amount of any such gain or loss will equal the difference, if any, between the amount of cash received with respect to such Company shares in the exchange and the U.S. holder’s adjusted tax basis in such Company shares. A U.S. holder’s adjusted tax basis generally will equal the price the U.S. holder paid for such shares. Gain or loss will be determined separately for each block of Company shares (i.e., Company shares acquired at the same cost in a single transaction). Such gain or loss generally will be treated as long-term capital gain or loss if the U.S. holder’s holding period in the Company shares exceeds one year at the time of the completion of the Transaction. Any long-term capital gain recognized by a non-corporate U.S. holder may be eligible for a reduced rate of taxation. The deductibility of capital losses is subject to limitations. Any gain or loss will generally be treated as U.S. source gain or loss for U.S. foreign tax credit purposes.
Passive Foreign Investment Company Considerations
A non-U.S. corporation, such as the Company, will be classified as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if either (i) 75% or more of its gross income consists of certain types of “passive” income or (ii) 50% or more of the fair market value of its assets (determined on the basis of a quarterly average) produce or are held for the production of passive income. The Company does not expect to be a PFIC for the 2024 taxable year or the foreseeable future. Because determining PFIC status is a fact-intensive exercise made on an annual basis and depends on the composition of a non-U.S. corporation’s assets and income at such time, no assurance can be given that the Company is not or will not be, classified as a PFIC. Furthermore, because the value of the gross assets of the Company is likely to be determined in large part by reference to the market capitalization of the Company, a decline in the value of Company Shares may result in the Company becoming a PFIC. There can also be no assurance that the IRS will agree with any conclusion of the Company that it is not treated as a PFIC.
If the Company were a PFIC for any taxable year during which a U.S. holder held Company shares, gain recognized by the U.S. holder upon the exchange of Company shares for cash would be allocated ratably over the U.S. holder’s holding period for the Company shares. The amounts allocated to the taxable year of the exchange and to any year before the Company became a PFIC would be taxed as ordinary income. The amount allocated to each other taxable year would be subject to tax at the highest rate on ordinary income in effect for individuals or corporations, as appropriate for that taxable year, and an interest charge would be imposed on the resulting tax liability.
Each U.S. holder is urged to consult its tax advisor concerning the U.S. federal income tax consequences of holding and disposing of Company Shares if the Company is or becomes, classified as a PFIC, including the possibility of making a mark-to-market or other election and the applicability of annual filing requirements.
Information Reporting and Backup Withholding
Payments pursuant to the Scheme that are made within the U.S. or through certain U.S.-related financial intermediaries generally are subject to information reporting and backup withholding unless (1) the U.S. holder of Company shares is a corporation or other exempt recipient or (2) in the case of backup withholding, the U.S. holder of Company shares provides a correct taxpayer identification number and certifies that it is not subject to backup withholding.
Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a holder’s U.S. federal income tax liability, provided the relevant information is timely furnished to the Internal Revenue Service.

U.S. holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular circumstances as well as any tax consequences arising under the U.S. federal estate or gift tax rules, or under the laws of any state, local or non-U.S. jurisdiction.
Jersey Taxation
The comments set out below are intended as a general guide only to certain Jersey stamp duty and transfer tax considerations applicable to the Scheme and do not constitute tax advice. Specifically, the comments do not deal with any other Jersey tax considerations which may be relevant for Company Shareholders who are resident in Jersey.
Under current Jersey tax legislation, no stamp duty or other transfer tax is chargeable on the transfer of shares in a Jersey company unless such transfer (i) conveys the right to occupy Jersey property or (ii) amounts to a transfer of a significant interest in a Jersey company (a significant interest is the ownership or control of more than fifty per cent. of the company) holding a direct or indirect interest in Jersey land or property, in which case the transfer will be subject to a form of stamp duty called Enveloped Property Transaction Tax. Therefore, no Jersey stamp duty or transfer tax is expected to be payable by Company Shareholders on the transfer of their Scheme Shares.
Australia Taxation
The comments set out below are a general outline of the key Australian income tax, stamp duty, and goods and services tax (“GST”) consequences for certain Company Shareholders in connection with the Scheme.
This outline does not apply to Company Shareholders who: (i) are subject to the taxation of financial arrangements rules in Division 230 of the Income Tax Assessment Act 1997 (Cth) of Australia (“ITAA 1997”) in relation to gains and losses on their Scheme Shares; (ii) are subject to special tax rules applicable to certain classes of entities such as tax-exempt organizations, insurance companies, superannuation funds with accounts in a tax-free pension phase or dealers in securities; (iii) hold the Scheme Shares as trading stock or as a revenue asset; (iv) are partnerships or individuals who are partners of such partnerships; (v) acquired their Scheme Shares, or any rights in relation to the Scheme Shares, pursuant to an employee share or option scheme, including one that is subject to Division 83A of the ITAA 1997; (vi) acquired their Scheme Shares in respect of their directorship, employment or contract of service with the Company (or an associated company); (vii) are taken to have acquired their Scheme Shares before 20 September 1985; (viii) are subject to the investment manager regime under Subdivision 842-I of the ITAA 1997 in relation to their Scheme Shares; or (ix) are temporary residents of Australia for Australian tax purposes.
This outline is based on Australian tax laws and administrative practices of the Australian Taxation Office (“ATO”) and other Australian revenue authorities as at the date of this Proxy Statement (to the extent that those practices are publicly known) and does not anticipate changes in the current law either by way of legislative action or Court decision. This outline is general in nature and is not intended to be an authoritative or complete statement of the law applicable to the circumstances of every Company Shareholder and is not intended to be advice and should not be relied on as such. The tax consequences of the Scheme for each Company Shareholder will vary depending on their specific profile, characteristics and circumstances. Accordingly, Company Shareholders should obtain professional tax advice having regard to their own particular circumstances.
Disposal of Scheme Shares – Australian resident Company Shareholders
The below is relevant to Company Shareholders who are residents of Australia for Australian tax purposes (and do not hold and have never held their Scheme Shares in carrying on business through a permanent establishment outside of Australia), and who hold their Scheme Shares on capital account for Australian tax purposes (“Australian Holders”).
The disposal of the Scheme Shares will result in a capital gains tax (“CGT”) event for Australian Holders. The CGT event will happen on the date on which the transfer of Scheme Shares occurs.
Australian Holders should make a capital gain from the disposal of their Scheme Shares to the extent that the capital proceeds (being the Consideration) received exceed the cost base of their Scheme Shares. Conversely, Australian Holders should make a capital loss from the disposal of their Scheme Shares to the extent that the capital proceeds (being the Consideration) received are less than the reduced cost base of their Scheme Shares. A capital loss may be used to offset a capital gain made in the same income year or may be carried forward to offset a capital gain made in future income years, subject to the satisfaction of certain loss recoupment tests. Capital losses cannot reduce or offset other income or non-capital gains.
Any resulting net capital gain after the application of any available capital losses and any available CGT discount (discussed below) should be included in the Australian Holder’s assessable income and subject to Australian income tax at the Australian Holder’s applicable marginal tax rate.
The cost base of an Australian Holder’s Scheme Shares will generally include the amount of money paid, or the value of any property given, in respect of the acquisition of the shares plus certain non-deductible incidental costs (such as brokerage fees) relating to the acquisition, holding and disposal of the Scheme Shares. The reduced cost base of the Scheme Shares would usually be determined in a similar, but not identical, manner.
Australian Holders that are individuals, complying superannuation entities or trusts who have held their Scheme Shares for at least 12 months (disregarding the date of acquisition and the date of disposal) may be entitled to apply the CGT discount to reduce the amount of a capital gain resulting from the disposal of their Scheme Shares (after being reduced by any current year capital losses and prior year capital losses). The CGT discount rate for individuals and trustees is 50% and the CGT discount rate for complying superannuation entities is 33 1∕3%. The CGT discount is not available to Australian Holders that are companies or trusts that are taxed like companies. The availability of the CGT discount to beneficiaries of a trust will depend on the tax profile of the beneficiaries. Trustees should seek their own advice on how the CGT discount provisions will apply to them and beneficiaries.
Disposal of Scheme Shares – foreign resident Company Shareholders
The below is relevant to Company Shareholders who are not residents of Australia for Australian tax purposes (and do not hold and have never held their Scheme Shares in carrying on business through a permanent establishment in Australia), and who hold their Scheme Shares on capital account for Australian tax purposes (“Foreign Holders”).
Foreign Holders should only be subject to Australian CGT if their Scheme Shares are ‘indirect Australian real property interests’.
Scheme Shares may be characterised as ‘indirect Australian real property interests’ if both of the following requirements are satisfied: (i) the Foreign Holder and its ‘associates’ hold a combined interest of at least 10% in the Company either at the time the Scheme Shares are disposed of (or are taken to have been disposed of) or for at least 12 months during the 24 months before the Scheme Shares are disposed of (for CGT purposes); and (ii) at the time the Scheme Shares are disposed of, more than 50% of the value of the Company’s assets is attributable to direct or indirect interests in ‘taxable Australian real property’, being Australian real property (including leases of Australian land) or Australian mining, quarrying or prospecting rights over minerals, petroleum or quarrying materials situated in Australia.
The CGT discount is generally not available to Foreign Holders, but may be available in part to those Foreign Holders who acquired, or are taken to have acquired, their Scheme Shares before 9 May 2012.
Foreign Holders who own, together with their associates, 10% or more of the Company shares on the Effective Date or have held such an interest during the requisite period should seek independent professional advice as to the tax implications of the Scheme.
Broadly, where a non-resident disposes of an asset that is an ‘indirect Australian real property interest’ (discussed above), the buyer may be required to withhold an amount under Subdivision 14-D of Schedule 1 to the Taxation Administration Act 1953 (Cth) (“Subdivision 14-D”) equal to 12.5% of, broadly, the total consideration paid to acquire the asset, i.e. the Consideration payable. This rate is proposed to increase to 15% for transactions completing on or after the later of 1 January 2025 or commencement of the relevant legislation.
Under Section 6.14(c) of the Transaction Agreement, the Buyer may deduct an amount from the Consideration payable to the Foreign Holder and remit it to the Australian Commissioner of Taxation, if required under Subdivision 14-D. However, if a Foreign Holder provides a declaration to the Buyer confirming that, for a specified period (during which period the Scheme is implemented), its Scheme Shares are not ‘indirect Australian real property interests’ (discussed above) (“Declaration”), then the Buyer should not deduct any amount from the Consideration payable to the Foreign Holder, unless the Buyer knows that the Declaration is false.

Section 6.14(b) of the Transaction Agreement reflects the parties’ expectation that none of the Scheme Shares constitute ‘indirect Australian real property interests’. As such, the Buyer is not anticipated to be required under Subdivision 14-D to deduct any amount from the Consideration payable to the Foreign Holder and remit it to the Australian Commissioner of Taxation in relation to the acquisition of Scheme Shares from any Foreign Holder under the Scheme. Notwithstanding this expectation, under Section 6.14(h) of the Transaction Agreement relevant representations or a Declaration may still be required to be provided to the Buyer by a Foreign Holder.
Stamp duty and goods and services tax
The comments set out below are intended as a general guide only to Australian stamp duty and GST considerations applicable to the Scheme and do not constitute tax advice.
Under current Australian law:
•
no stamp duty is chargeable on the transfer of shares in a Jersey company unless such transfer amounts to a transfer of a significant interest in a Jersey company (a significant interest is the ownership or in some circumstances control, of at least fifty per cent of the company) holding a direct or indirect interest in landholdings in any Australian State or Territory with a specified minimum total market value, in which case the transfer will be subject to a form of stamp duty called “landholder duty” (or its statutory equivalent).

However, no Australian landholder duty is expected to be payable by Company Shareholders on the transfer of their Scheme Shares; and
•
no GST should be payable by a Company Shareholder on the transfer of their shares in the Company on the basis that either i) the supply is an input taxed financial supply or ii) the supply is outside of the Australian GST net because the relevant parties are not registered (or required to be registered) for GST in Australia.

However, Company Shareholders may be charged GST on any costs they incur in disposing of Company shares. Company Shareholders may be entitled to input tax credits or reduced input tax credits for such costs. Company Shareholders who are registered for GST should seek independent GST advice in relation to their own particular circumstances.
Ireland Taxation
This is a summary of the principal Irish tax considerations for certain beneficial owners of Company Shares who receive cash under the Scheme based on existing Irish taxation laws and the current understanding of the practices of the Irish Revenue Commissioners as of the date hereof. Legislative, administrative or judicial changes may modify the tax consequences described in this summary. Furthermore, there can be no assurances that the tax consequences contained in this summary will not be challenged by the Irish Revenue Commissioners or will be sustained by an Irish court if they were to be challenged. This summary deals with Company Shareholders who beneficially own their Company Shares as an investment. Particular rules not discussed below may apply to certain classes of taxpayers holding Company Shares, such as dealers in securities, collective investment schemes, insurance companies, trusts, etc. If you are in doubt as to your tax position or are subject to tax in a jurisdiction other than Ireland, you should consult an appropriate professional adviser.
The summary does not constitute tax or legal advice. Holders of Company Shares should consult their professional advisers on the tax implications of the Scheme under the laws of their country of residence, citizenship or domicile.
Taxation of Chargeable Gains
The current rate of tax on chargeable gains in Ireland is thirty-three percent (33%).
Non-resident shareholders
Company Shareholders that are neither resident nor ordinarily resident in Ireland for Irish tax purposes should not be liable for Irish capital gains tax, referred to as “Irish CGT,” on the disposal of their Company Shares pursuant to the Scheme unless such shares were used in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or were used or held or acquired for use by or for the purposes of the branch or agency.

A Company Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, still be liable to Irish CGT on any chargeable gain realized on the disposal of their Company Shares during the period in which the individual is a non-resident.
Irish resident shareholders
Company Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their Company Shares in or for the purposes of a trade carried on by the shareholder in Ireland through a branch or agency, or whose Company Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their Company Shares pursuant to the Scheme.
For the purpose of Irish CGT, an Irish Holder should be treated as having made a disposal of their Company Shares for consideration of an amount equal to the cash received pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.
Any gain or loss will be calculated by reference to the difference between the amount of cash received and the Irish Holder’s Irish CGT base cost in their Company Shares plus incidental acquisition and disposal expenses.
The chargeable gain or allowable loss must be computed in Euro. The Consideration is denominated in US dollars and the foreign exchange rate on the date of the disposal. The date of disposal will be the effective date of the Scheme unless the Parties decide to proceed by way of takeover offer. In the latter case the date of disposal will be the later of (a) the date of acceptance, or (b) the date of meeting the 75% (or other agreed) acceptance condition, whichever is later. Similarly, acquisition or disposal costs denominated in a currency other than Euro must be translated at the date of acquisition or disposal into Euro amounts.
The amount of Irish CGT, if any, payable as a consequence of the disposal of the Company Shares by an Irish Holder pursuant to the Scheme will depend on his or her own personal tax position. In the case of individuals, an annual exemption from Irish CGT applies (EUR (€) 1,270 for 2022). This annual exemption is not available to companies. Irish Holders are required, under Ireland’s self-assessment system, to file a tax return reporting any chargeable gains arising to them in a particular year.
Irish Holders that realize a loss on the disposal of their Company Shares will generally be entitled to offset such capital losses against chargeable gains realized from other sources in determining their liability to Irish CGT. Capital losses which remain unrelieved in a year may generally be carried forward and applied against chargeable gains realized in future years.
Stamp duty
No Irish stamp duty should be payable by a Company Shareholder in relation to the disposal of their Company Shares for cash pursuant to the Scheme.

DELISTING AND DEREGISTRATION OF COMPANY SHARES
Pursuant to the Transaction Agreement, the Company and the Buyer will cooperate with each other in taking, or causing to be taken, all actions necessary to delist the Company Shares from NYSE and deregister the Company Shares under the Exchange Act, in each case as promptly as practicable after the Effective Time, and suspend quotation of the CDIs on ASX immediately prior to the Effective Time. As soon as practicable after the Effective Time, the Company will apply to the ASX to delist the Company and for revocation of the approval of the CDIs and distribution of the Consideration to the CDI holders. Accordingly, the Company Shares will be delisted from NYSE and deregistered under the Exchange Act promptly following the completion of the Transaction, and the CDIs will be delisted from ASX promptly following the completion of the Transaction. If the Transaction is completed, the Company’s obligations to file or furnish reports under the Exchange Act will be terminated.

INFORMATION ABOUT THE PARTIES
Rio Tinto BM Subsidiary Limited
The Buyer was incorporated as a private limited company under the laws of England & Wales on October 8, 2024, solely for the purpose of engaging in the transactions contemplated by the Transaction Agreement and has not engaged in any business activities other than in connection with the transactions contemplated by the Transaction Agreement.
The Buyer is a wholly owned indirect subsidiary of Rio Tinto, which, together with each of Rio Tinto’s subsidiaries, Rio Tinto Limited, and each of Rio Tinto Limited’s subsidiaries, comprise the Rio Tinto Group.
Rio Tinto Group is a leading international mining group combining Rio Tinto and its group undertakings, and Rio Tinto Limited and its group undertakings, in a dual listed company structure that operates as a single economic entity.
Rio Tinto Group’s businesses include open pit and underground mines, mills, refineries and smelters as well as a number of research and development facilities. The Rio Tinto Group consists of wholly and partly owned subsidiaries, jointly controlled assets, jointly controlled entities and associated companies and its reportable segments include the iron ore, aluminium, copper and minerals groups.
The Buyer’s registered office is 6 St James’s Square, London, United Kingdom, SW1Y 4AD.
Rio Tinto Western Holdings Limited
The Parent was incorporated as a private limited company under the laws of England & Wales on March 29, 1873, and is a holding company. The Parent is a wholly owned indirect subsidiary of Rio Tinto, and indirectly wholly owns the Buyer.
The Parent’s registered office is 6 St James’s Square, London, United Kingdom, SW1Y 4AD.
Arcadium Lithium plc
The Company, a public limited company incorporated under the laws of the Bailiwick of Jersey, and the parent company of the merged group formed after the merger of Livent Corporation and Allkem Limited, is a leading global lithium chemicals producer with a diversified product offering and enhanced business-critical scale, including a presence in three major lithium geographies (i.e., the South American “lithium triangle,” Western Australia and Canada) and a significant lithium deposit base.
The Company produces lithium compounds for use in applications that have specific and constantly changing performance requirements, including battery-grade lithium hydroxide for use in high performance lithium-ion batteries, the demand of which compounds will continue to grow as the electrification of transportation accelerates. The Company also supplies butyllithium, which is used in the production of polymers and pharmaceutical products, as well as a range of specialty lithium compounds including high purity lithium metal, which is used in non-rechargeable batteries and in the production of lightweight materials for aerospace applications. It is in these applications that the Company has established a differentiated position in the market through its ability to consistently produce and deliver performance lithium compounds.
The Company is a leading supplier in the markets it serves and benefits from operating some of the lowest cost lithium mineral deposits in the world that also have a favorable, industry leading sustainability footprint. It is one of a few lithium compound producers with global manufacturing capabilities. The Company uses lithium chloride to produce lithium metal, a key feedstock in the production of butyllithium products in the U.S., the United Kingdom and China, as well as in the production of high purity lithium metal in the U.S. The Company has significant know-how and experience in lithium hydroxide, butyllithium and high purity lithium metal production processes and product applications, which provides it with a competitive advantage in these markets.
Company Shares are listed on the NYSE under the symbol “ALTM” and the CDIs are listed on the ASX under the symbol “LTM”. The Company’s principal registered address is located at Suite 12, Gateway Hub, Shannon Airport House, Shannon, Co. Clare, Ireland. Additional information about the Company is included in documents incorporated by reference into this proxy statement or can be found at the Company’s website at arcadiumlithium.com (the contents of which are not part of this proxy statement). See “Where You Can Find More Information” beginning on page 96 of this proxy statement for more information.

THE TRANSACTION AGREEMENT
The summary of the material provisions of the Transaction Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Transaction Agreement, a copy of which is attached to this proxy statement as Annex A. This summary may not contain all of the information about the Transaction Agreement that is important to you. You are advised to read the Transaction Agreement in its entirety carefully as it is the legal document governing the Transaction.
The Transaction Agreement contains representations, warranties and covenants that the parties have made to each other as of specific dates. The representations, warranties and covenants in the Transaction Agreement were made solely for purposes of the Transaction Agreement and the Transaction and agreements contemplated thereby among the parties thereto, including to allocate contractual risk among the parties thereto instead of establishing matters as facts, and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. The representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to public disclosure to shareholders, including reports and documents filed by the Company with the SEC. Additionally, the assertions embodied in the representations, warranties and covenants contained in the Transaction Agreement (and summarized below) are qualified by information in the disclosure schedule provided by the Company to the Parent and the Buyer in connection with the signing of the Transaction Agreement, and the assertions embodied in the representations and warranties contained in the Transaction Agreement (and summarized below) are qualified by certain information contained in certain of the Company’s filings with the SEC. The disclosure schedule and the SEC filings contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Transaction Agreement. In addition, information concerning the subject matter of the representations and warranties may have changed after October 9, 2024, the date of the Transaction Agreement. You are not third party beneficiaries under the Transaction Agreement and you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.
Accordingly, the representations, warranties and covenants in the Transaction Agreement and the description of them in this proxy statement should not be read alone, but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company has publicly filed with the SEC. Such information can be found in this proxy statement and in the reports, statements and filings the Company has publicly filed with the SEC, as described in the section entitled “Where You Can Find More Information.”
The Transaction
Upon the terms and subject to the conditions of the Transaction Agreement, at the Effective Time, all Company Shares then in issue will be transferred from the Company Shareholders to the Buyer (or an affiliate of the Buyer designated by the Buyer) in accordance with the provisions of the Scheme of Arrangement and the Transaction Agreement, and the Company Shareholders will cease to have any rights with respect to the Company Shares, except their rights under the Scheme of Arrangement, including the right to receive the Consideration (as defined below). At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, the Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Shares under the Scheme of Arrangement to the Buyer (or such affiliate of the Buyer designated by the Buyer in accordance with the terms of the Scheme of Arrangement), following which the Company will be a wholly owned subsidiary of the Buyer (or such affiliate of the Buyer designated by the Buyer) in accordance with the terms of the Scheme of Arrangement.
From the Effective Time until the Company’s Register of Members is updated to reflect the transfer of the Company Shares pursuant to the Scheme of Arrangement, in accordance with the provisions of the Scheme of Arrangement, each Company Shareholder will irrevocably appoint the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Company Shareholder) of any voting rights attached to its Company Shares and any or all rights and privileges attaching to its Company Shares (including, without limitation, the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Company Shareholders such documents, and do such things, as may in the opinion of the Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Company Shares, to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Company Shares appointing any person nominated by the Buyer to attend general and separate class meetings of the Company and authorizes the Company to send to the Buyer any notice, circular, warrant or other document or communication which may be required to be sent to it as a shareholder or member of the Company, such that from the Effective Time, no Company Shareholder will be entitled to exercise any voting rights attached to the Company Shares or any other rights or privileges attaching to the Company Shares.
Per Share Consideration to Company Shareholders
At the Effective Time and in consideration of the transfer of Company Shares to the Buyer and/or its affiliate as described above, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time, subject to any required withholding taxes.
The Buyer will procure that each CDI holder is paid the Consideration in Australian dollars, New Zealand dollars or U.S. dollars in accordance with any existing payment elections recorded by the CDI holder in the CDI register. For further information regarding the Consideration to CDI holders, see “The Transaction—Consideration to CDI holders” beginning on page 59 of this proxy statement.
Exchange Procedures – Company Shareholders
Prior to the closing of the Transaction, the Buyer will select a nationally recognized bank or trust company reasonably acceptable to the Company to act as paying agent (“Paying Agent”) in connection with the Transaction.
On the closing date, the Buyer will deposit with the Paying Agent, for the benefit of Company Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence is referred to as the “Payment Fund.”
As promptly as reasonably practicable after the Effective Time, and in any event within three business days after the Effective Time, the Buyer will direct the Paying Agent to mail, if required by the Paying Agent, a letter of transmittal to each holder of record of a certificate or certificates representing issued Company Shares (the “Certificates”) or non-certificated Company Shares represented by book-entry (the “Book-Entry Shares”) that is entitled to receive the Consideration. The agreement with the Paying Agent will require that each holder of Company Shares, that have been converted into the right to receive the Consideration, is entitled to receive the Consideration (i) in respect of the Company Shares represented by a Certificate, within two business days upon delivery to the Paying Agent of a duly completed and validly executed letter of transmittal, or (ii) in respect of the Book-Entry Shares, within two business days upon receipt of an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) by the Paying Agent. The Paying Agent will accept such letters of transmittal or “agent’s message”, as applicable, or other documents upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect orderly payments of the Consideration in accordance with normal exchange practices. If payment of the Consideration is to be made to a person other than the person in whose name the Certificate is registered, it will be a condition precedent to payment that the person requesting such payment will have paid (and provided all requested documentation thereof) any transfer and other similar taxes required by reason of the payment of the Consideration to a person other than the registered holder of the Certificate surrendered or will have established to the satisfaction of the Buyer and the Paying Agent that such tax either has been paid or is not required to be paid. Payment of the Consideration with respect to Book-Entry Shares will only be made to the person in whose name such Book-Entry Shares are registered.
After the Effective Time, each Certificate and Book-Entry Share will represent only the right to receive the Consideration as contemplated by the Transaction Agreement, without interest thereon. Any portion of the Payment Fund which has not been transferred to the holders of Company Shares within 12 months of the Effective Time will be delivered to the Buyer or its designee(s) promptly upon request by the Buyer, it being understood that no such delivery will affect any legal right that a Company Shareholder may have to receive the Consideration. None of the Buyer, the Parent, the Company or the Paying Agent or any of their respective affiliates or representatives or agents will be liable to any person in respect of any Consideration (or dividends or distributions with respect thereto) from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

Scheme Effective Time and Closing of the Transaction
The Scheme will become effective as soon as the Court Order has been delivered to the Registrar of Companies in Jersey for registration.
Treatment of Company Equity Awards
The Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
•
Each outstanding Company Restricted Share Right will be cancelled and exchanged for a number of restricted share rights with respect to a number of Listed Shares determined by multiplying the number of Company Shares subject to such Company Restricted Share Right by the Equity Award Conversion Ratio.

•
Each outstanding Company Stock Option will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.

•
Each outstanding Non-Employee Director RSU will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Company Shares subject to such Non-Employee Director RSU.

•
Each other outstanding Company RSU will be cancelled and exchanged for a number of restricted stock units with respect to a number of the applicable Listed Shares equal to the number of Company Shares subject to such Company RSU multiplied by the Equity Award Conversion Ratio.

Each equity award issued in exchange for a Company Equity Award will be subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time (including any applicable double-trigger “change in control” provisions).
Representations and Warranties in the Transaction Agreement
The Transaction Agreement contains a number of representations and warranties made by the Company and the Buyer that are subject in some cases to exceptions and qualifications (including exceptions for inaccuracies that are not material to the party making the representations and warranties and its subsidiaries, taken as a whole, and exceptions for inaccuracies, that do not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the party making such representations and warranties). See the section entitled “—Definition of Material Adverse Effect” for a description of the definition of material adverse effect. These representations and warranties are also qualified (i) by certain information filed by the Company with the SEC and (ii) by certain information in the disclosure schedule delivered in connection with the Transaction Agreement.
None of the representations and warranties contained in the Transaction Agreement or in any certificate or other writing delivered pursuant to the Transaction Agreement survive the Effective Time. The assertions embodied in those representations and warranties are solely for the purposes of the Transaction Agreement.
The Company makes representations and warranties in the Transaction Agreement relating to, among other things:
•	qualification, organization, subsidiaries, good standing and corporate or other organizational power;
•	capitalization or share capital, including equity awards;
•	authority with respect to the execution and delivery of the Transaction Agreement, and the due and valid execution and delivery and enforceability of the Transaction Agreement;
•	required regulatory filings and consents and approvals of governmental entities and third parties;
•	absence of conflicts with, or violations of, organizational documents, contracts and applicable laws;

•	accuracy of SEC reports and ASIC documents;
•	fair presentation and compliance with GAAP or IFRS, as applicable, with respect to the Company’s financial statements;
•	internal controls and disclosure controls and procedures;
•	absence of undisclosed liabilities and off-balance-sheet arrangements;
•	compliance with laws, court orders and permits;
•	matters related to employee benefit and compensation plans;
•	environmental laws;
•	absence of changes or events that have had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the applicable party;
•	conduct of business in the ordinary course consistent with past practice;
•	absence of certain investigations and litigation;
•	tax matters;
•	labor matters;
•	intellectual property matters;
•	real property matters;
•
shareholder votes required for the approval of the Scheme of Arrangement by a resolution of a majority in number of the Company Shareholders on the Company’s register representing 75% or more of the votes cast by Company Shareholders who vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting), and (ii) the approval of the resolutions on matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement by the requisite majority of the Company Shareholders at the Company GM (or at any adjournment or postponement of such meeting and the inapplicability of anti-takeover statutes) (“Company Shareholder Approval”);

•	material contracts;
•	customer matters;
•	insurance matters;
•	fees payable to finders or brokers in connection with the transaction;
•	compliance with anti-corruption laws, including the U.S. Foreign Corrupt Practices Act;
•	sanctions matters;
•	export and import matters;
•	matters related to mining rights; and
•	the absence of other representations or warranties made outside of the Transaction Agreement.
The Buyer makes representations and warranties in the Transaction Agreement relating to, among other things:
•	qualification, organization, good standing and corporate or other organizational power;
•	capitalization or share capital;
•	authority with respect to the execution and delivery of the Transaction Agreement, and the due and valid execution, delivery, performance and enforceability of the Transaction Agreement;
•	absence of certain investigations and litigation;
•	fees payable to finders or brokers in connection with the Transaction;

•	sufficiency of funds to consummate the Transaction;
•	ownership of Company Shares;
•	accuracy of information to be provided in this combined proxy statement and scheme document;
•	solvency; and
•	the absence of other representations or warranties made outside of the Transaction Agreement.
Definition of Company Material Adverse Effect
Certain of the representations and warranties in the Transaction Agreement made by the Company or the Buyer are subject to materiality or material adverse effect qualifications (i.e., they will not be deemed to be untrue or incorrect unless their failure to be true or correct is material or would result in a material adverse effect).
Under the Transaction Agreement, “Company Material Adverse Effect” means (a) any change, effect, development, circumstance, condition, state of facts, event or occurrence (“Effect”) that would prevent or materially impair the ability of the Company to consummate the Scheme prior to the End Date, (as the same may be extended) or (b) any Effect which has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, properties, assets, liabilities, business or results of operations of the Company and its subsidiaries, taken as a whole, except for, solely for the purposes of (b), any Effect to the extent resulting or arising from any of the following, either alone or in combination (which will not be deemed to constitute a Company Material Adverse Effect and will not be taken into account when determining whether a Company Material Adverse Effect exists or has occurred or would reasonably be expected to exist or occur):
•	any changes in global, national or regional economic conditions, including any changes generally affecting financial, credit or capital market conditions;
•
conditions (or changes therein) in any industry or industries in which the Company or any of its subsidiaries operates, including in the lithium mining and chemicals industry (including changes in general market prices for lithium chemicals and related products (including pricing under futures contracts));

•	general legal, tax, economic, political and/or regulatory conditions (or changes therein);
•	any change or prospective changes in GAAP, IFRS, JORC, NI 43-101, Subpart 1300 or the interpretation thereof or other accounting principles and policies;
•
any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable law of and by any governmental entity (including with respect to taxes);

•
the execution and delivery of the Transaction Agreement or the negotiation, public announcement, pendency or consummation of the Transaction or compliance with the terms of the Transaction Agreement, including any transaction litigation and including any actual or potential loss or impairment after the date of the Transaction Agreement of any contract or business relationship to the extent arising as a result thereof (it being understood that this bullet will not apply with respect to any representation or warranty contained in the Transaction Agreement to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of the Transaction Agreement or the consummation of the Transaction or the compliance with the terms of the Transaction Agreement);

•
any change in the price or trading volume of Company Shares, in and of itself (it being understood that the Effects giving rise or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account);

•
any failure by the Company to meet, or any change in, any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the Effects giving rise or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account);
•
Effects arising out of changes in geopolitical conditions, the outbreak of a pandemic, epidemic, endemic or other widespread health crisis (including COVID-19), acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions, natural disasters or other similar force majeure events, including any material worsening of such conditions threatened or existing as of the date of the Transaction Agreement;

•	any action taken at the request of the Buyer in writing;
•
any reduction in the credit rating or credit rating outlook of the Company or its subsidiaries or any increase in credit default swap spreads with respect to indebtedness of the Company or its subsidiaries, in and of itself (it being understood that the Effects giving rise or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account); or

•	Effects arising out of any conversion or reconciliation among IFRS, GAAP, JORC, NI 43-101, Subpart 1300 or other accounting principles and policies undertaken in connection with the Transaction;
except, in the case of bullets one through five and nine, to the extent the Company and its subsidiaries, taken as a whole, are disproportionately impacted thereby relative to other entities operating in the same industry or industries in which the Company and its subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect).
Covenants Regarding Conduct of Business
The Company has agreed to be bound by certain covenants in the Transaction Agreement restricting the conduct of its business between the date of the Transaction Agreement and the earlier of the Effective Time and the termination of the Transaction Agreement in accordance with its terms.
In general, except as expressly contemplated, required or expressly permitted by the Transaction Agreement, as required by applicable law, or as consented to in writing by the Parent (which consent may not be unreasonably withheld, delayed or conditioned, and which consent will be deemed to have been received if the Parent does not respond to such request within five business days), the Company has agreed to, and to cause its subsidiaries (with certain exceptions) to, conduct its business in the ordinary course of business consistent with past practice, including by using commercially reasonable efforts to (i) preserve intact its and their present business organizations, (ii) maintain in effect all its and their material permits, (iii) continue to conduct its business in accordance with the Company’s business plan in all material respects, and (iv) preserve its and their present relationships with governmental entities and with customers, suppliers and other persons with whom it and they have material business relations.
In addition to these agreements regarding the conduct of business generally, except as expressly contemplated, required or expressly permitted by the Transaction Agreement, as required by applicable law, or as consented to in writing by the Parent (which consent may not be unreasonably withheld, delayed or conditioned, and which consent will be deemed to have been received if the Parent does not respond to such request within five business days), the Company has agreed not to, and to cause its subsidiaries (with certain exceptions) not to:
•	amend the governing documents of the Company or any of its subsidiaries;
•
split, combine, subdivide, reduce or reclassify any of its issued or unissued capital stock or other equity interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests, except for any such transaction by a subsidiary of the Company which remains a subsidiary of the Company after consummation of such transaction or as otherwise permitted by the Transaction Agreement;

•
declare, determine to be paid, set aside, authorize or pay any dividends on or make any distribution with respect to its issued shares or other equity interests, except for any dividends or distributions paid by a direct or indirect subsidiary of the Company to another direct or indirect subsidiary of the Company or to the Company;

•	enter into any agreement with respect to the voting of its capital stock or other equity interests;
•
purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity interests (other than (i) pursuant to the vesting of, exercise (whether cashless or not), forfeiture of or withholding of taxes with respect to, the Company Equity Awards, in each case in accordance with past practice and as required or permitted by the terms of the Company equity plan as in effect on the date of the Transaction Agreement (or as modified after the date of the Transaction Agreement in accordance with the terms of the Transaction Agreement) or (ii) purchases, repurchases, redemptions or other acquisitions of capital stock or other equity interests of any Company subsidiary by the Company or any other Company subsidiary);

•
authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, merger, continuance overseas, consolidation, restructuring, recapitalization or other reorganization (excluding any transactions, mergers or consolidations between the Company subsidiaries or transfers of interests of the Company subsidiaries to the Company or other Company subsidiaries, or liquidation or dissolution of a Company subsidiary);

•
except as required by the terms and conditions of any Company benefit plan in effect on the date of the Transaction Agreement (including when the Company Board is affirmatively required to exercise discretion thereunder, provided that the Company Board is acting reasonably):

(1)
grant any long-term incentive awards (including Company Equity Awards), other than pursuant to the terms in effect of any employment, change of control or retention agreement in effect, in each case, on the date of the Transaction Agreement;

(2)
materially amend or modify any Company benefit plan or establish any new material Company benefit plan, (including any plan, program or arrangement that would be a Company benefit plan if it were in existence immediately before the date of the Transaction Agreement), other than to renew the Company’s health care insurance program in the ordinary course of business consistent with prior practice;

(3)
modify or increase the compensation or benefits payable or to become payable to any of its directors, officers, employees or individual independent contractors, other than pursuant to the terms in effect of any employment agreement in effect, in each case, on the date of the Transaction Agreement;

(4)
pay or award, or commit to pay or award, any bonuses or incentive compensation, other than as part of the Company’s calendar year 2024 or 2025 annual compensation programs (in each case, consistent with past practice);

(5)	establish, adopt, enter into, amend or terminate any collective bargaining agreement or other contract;
(6)
except as contemplated by the Transaction Agreement, take any action to accelerate the vesting, payment or funding of any payment or benefit payable or to become payable to any of its directors, officers, employees or individual independent contractors;

(7)	terminate the employment of any executive officer of the Company, other than for cause;
(8)
hire any senior employee having total target annual cash compensation of more than $300,000 or any executive officer of the Company, in each case other than to fill open positions or positions that become open, to complete hirings that are already in progress as of the date of the Transaction Agreement or to fill new roles that have been duly budgeted and approved; or

(9)	implement or announce any employee layoffs (other than for cause or in the ordinary course of business consistent with past practice);

•
make any material change in financial accounting policies, principles, practices or procedures or any of the Company’s methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP, applicable law or SEC rules;

•
authorize or announce an intention to authorize, or enter into agreements providing for, any acquisitions of any business or investments in third parties (excluding any capital expenditures), whether by merger, consolidation, purchase of property or assets, joint venture, licenses or otherwise, except for such transactions for consideration (including the assumption of liabilities) that does not exceed (when taken together with all other such transactions) $10 million in the aggregate (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition);

•
enter into any new material line of business other than any line of business that is reasonably ancillary to or a reasonably foreseeable extension of any line of business engaged in by the Parent or the Buyer as of the date of the Transaction Agreement;

•
issue, deliver, grant, sell, transfer, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, transfer, pledge, disposition or encumbrance of, any shares of capital stock, voting securities or other equity interests in the Company or any of its subsidiaries or any securities convertible into or exchangeable for any such shares, voting securities or equity interests, or any rights, warrants or options to acquire any such shares of its capital stock, voting securities or equity interests or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise unexercisable Company Equity Award, other than (i) as otherwise required by the terms and conditions of any Company Equity Award as in effect on the date of the Transaction Agreement or granted after the date of the Transaction Agreement as expressly permitted thereunder (including when the Company Board is affirmatively required to exercise discretion thereunder, provided that the Company Board is acting reasonably) or issued after the date of the Transaction Agreement in accordance with the terms of the Transaction Agreement, (ii) issuances of Company Shares in respect of the settlement of Company Equity Awards outstanding on the date of the Transaction Agreement and in accordance with their respective terms as in effect on the date of the Transaction Agreement or granted after the date of the Transaction Agreement as expressly permitted thereunder, (iii) as otherwise permitted by the terms of the Transaction Agreement or (iv) issuances of securities to the Company by a subsidiary of the Company or between subsidiaries of the Company;

•
create, incur, assume or otherwise become liable with respect to any indebtedness (whether evidenced by a note or other instrument, pursuant to an issuance of debt securities, financing lease, sale-leaseback transaction, royalty, factoring or streaming payments or otherwise), other than (i) indebtedness solely between the Company and a subsidiary of the Company or between subsidiaries of the Company in the ordinary course of business consistent with past practice, (ii) borrowings by the Company or any of its subsidiaries in the ordinary course of business consistent with past practice under the Company’s existing credit agreement and guarantees of such borrowings issued by the subsidiaries of the Company to the extent required under the terms of such credit agreement as in effect on the date of the Transaction Agreement, (iii) in connection with any existing project financing in effect as of the date of the Transaction Agreement and publicly disclosed by the Company prior to the date of the Transaction Agreement and (iv) in connection with letters of credit issued or hedging arrangements entered into in the ordinary course of business consistent with past practice;

•
make any loans, advances or capital contributions to, or investments in, any other person (other than the Company (in the case of loans and advances) or any subsidiary of the Company), in each case, other than in the ordinary course of business consistent with past practice or as otherwise permitted by the Transaction Agreement;

•
sell, lease, license, transfer, exchange, swap, let lapse, cancel, pledge, abandon or otherwise dispose of, or subject to any lien (other than certain permitted liens), any properties or assets (including intellectual property but excluding its own equity interests), except (i) in the case of liens, as required in connection with any indebtedness permitted to be incurred pursuant to the Transaction Agreement, (ii) sales of inventory or products produced in the ordinary course of business consistent with past practice, or dispositions of obsolete or worthless equipment in the ordinary course of business consistent with past practice, (iii) non-exclusive licenses of intellectual property in the ordinary course of business consistent with past practice, (iv) such transactions with neither a fair market value of the assets or properties nor an aggregate purchase price that exceeds (when taken together with all other such transactions) $25 million in the aggregate (valuing any non-cash consideration at its fair market value as of the date of the agreement for such transaction), and (v) for transactions among the Company and its subsidiaries or among its subsidiaries;
•
without limiting the Company’s ability to take action pursuant to the Transaction Agreement with respect to transaction litigation, settle, or offer or propose to settle, any proceeding involving or against the Company or any of its subsidiaries, other than ordinary course disputes with vendors, customers or employees in which no litigation or arbitration commences, and settlements or compromises of any proceeding where the amount paid in an individual settlement or compromise by the Company or any of its subsidiaries (and not including any amount paid by the Company’s or its subsidiaries’ third-party insurance carriers or third parties) does not exceed an amount agreed-upon with the Parent and there is no material non-monetary relief;

•
make or change any material tax election or change any tax accounting period for purposes of a material tax or material method of tax accounting, settle or compromise any audit or proceeding relating to taxes that involves a material amount of taxes or enter into any “closing agreement” with respect to any material tax;

•
make or commit to any new capital expenditure, other than (i) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident, (ii) in the ordinary course of business consistent with past practice or (iii) an amount, in the aggregate, not in excess of 120% of an amount agreed upon with the Parent;

•
except in the ordinary course of business consistent with past practice or with respect to matters that are expressly permitted by the Transaction Agreement, enter into any contract that would, if entered into prior to the date of the Transaction Agreement, be a material contract, or modify, amend or terminate any of the Company’s material contracts or waive, release or assign any material rights, benefits or claims thereunder; or

•	agree, resolve or commit, in writing or otherwise, to take any of the foregoing actions.
No Solicitation of Competing Proposals
The Transaction Agreement contains provisions outlining the limited circumstances in which the Company may solicit, encourage, facilitate or respond to potential Company Competing Proposals or inquiries by third parties.
Under these provisions, the Company has agreed that, except as expressly permitted by the Transaction Agreement, it will not, and it will cause its subsidiaries and its and their respective directors, officers and employees not to, and it will use reasonable best efforts to cause its and its subsidiaries’ respective third-party consultants, financial advisors, accountants, legal counsel, investment bankers and other third-party agents, advisors and representatives not to, directly or indirectly:
•
initiate, solicit, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing non-public information) any inquiries or the making of any proposal or offer, that constitutes, or would reasonably be expected to lead to, any Company Competing Proposal;

•
engage in, continue or otherwise participate in any discussions or negotiations with any third party with respect to, relating to or in furtherance of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal;

•
provide any non-public information or data or access to the properties, assets or employees of the Company and their respective subsidiaries, as applicable, to any third party in connection with, related to or in contemplation of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal;

•	approve any third party becoming an “interested member” under article 9 of the Company articles of association;

•
discuss with any third party, approve or recommend, or propose to discuss, approve or recommend, or execute or enter into any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal or any inquiry, proposal or offer, in each case of the foregoing that would reasonably be expected to lead to a Company Competing Proposal (other than a confidentiality agreement in accordance with the requirements provided for in the Transaction Agreement); or

•	submit any Company Competing Proposal to the vote of the Company Shareholders, as applicable;
provided that the Company or any of its representatives may, in response to an unsolicited inquiry or proposal from a third party, inform a third party or its representative of the restrictions imposed by the provisions of the Transaction Agreement (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted by the Transaction Agreement).
The Transaction Agreement also requires the Company to, and to cause its subsidiaries and its and their respective directors, officers and employees to, and use reasonable best efforts to cause its and its subsidiaries’ respective third-party consultants, financial advisors, accountants, legal counsel, investment bankers and other third party agents, advisors and representatives to, immediately cease and cause to be terminated any discussions and negotiations with any third party conducted previously with respect to any inquiry, proposal or offer that constitutes a Company Competing Proposal, or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal.
Furthermore, the Transaction Agreement requires the Company to, within 24 hours from the date of the Transaction Agreement, request from each third party (and such third party’s representatives) that has executed a confidentiality agreement in connection with such third party’s consideration of making a Company Competing Proposal to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information concerning such party or any of its subsidiaries and to, within 24 hours from the date of the Transaction Agreement, terminate all physical and electronic data access previously granted to each such third party.
The Company is required to notify the Buyer promptly but in any event no later than 48 hours after (a) receipt by any executive officer or director of such party of any Company Competing Proposal or any inquiries, expressions of interest, proposals or offers that are or would reasonably be expected to lead to a Company Competing Proposal, (b) receipt by such party (or any of its representatives) of any request for information relating to it or any of its subsidiaries from any third party who has made or is reasonably likely to make a Company Competing Proposal, or (c) any discussions or negotiations with respect to a Company Competing Proposal sought to be initiated or continued by any person with it, its subsidiaries or any of their respective representatives. Such notice will indicate the name of such person and contain a written summary of the material financial (including price) and other terms and conditions of any such inquiries, expressions of interest, proposals, offers or requests. The Company is also required to inform the Parent and the Buyer on a reasonably current basis, of the status and material developments or terms of any such inquiries, expressions of interest, proposals, offers or requests (including any amendments thereto) and the status of any such discussions or negotiations. The Company also agrees that it and each of its respective subsidiaries will not enter into any agreement with any person that prohibits it from providing any information to the Parent or the Buyer in accordance with, or otherwise complying with, the non-solicitation provisions of the Transaction Agreement.
The Company will not (and will cause its subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality (solely to the extent entered into in connection with a Company Competing Proposal), “standstill” or similar agreement to which it or any of its subsidiaries is a party, and the Company will, or will cause its applicable subsidiary or subsidiaries to, enforce the standstill provisions of any such agreement; provided that, prior to, but not after, the time the Company Shareholder Approval is obtained, if, in response to an unsolicited request from a third party to waive any “standstill” or similar provision, the Company Board determines in good faith, after consultation with its outside legal counsel that failing to take such action would likely breach the statutory or fiduciary duties of the Company Board under applicable law, it may waive any such “standstill” or similar provision solely to the extent necessary to permit a third party to make a Company Competing Proposal to the Company Board and communicate such waiver to the applicable third party; provided, however, that it will advise the Parent and the Buyer promptly (and in no event later than 48 hours) after taking such action.
Under the Transaction Agreement, “Company Competing Proposal” means any inquiry, contract, proposal, offer or indication of interest from any person other than the Buyer or any of its affiliates of any of its or their representatives relating to any transaction or series of related transactions (other than transactions only with the Buyer or any of its subsidiaries) involving, directly or indirectly: (a) any acquisition (by asset purchase, equity purchase, merger, scheme of arrangement or otherwise) by any person or “group” (within the meaning of Section 13(d) of the Exchange Act) of any business or assets of the Company or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that constitute 20% or more of the Company’s and its subsidiaries’ consolidated assets (by fair market value), or generated 20% or more of the Company’s and its subsidiaries’ net revenue or earnings for the preceding 12 months, or any license, lease or long-term supply agreement having a similar economic effect; (b) any acquisition of beneficial ownership by any person or “group” (within the meaning of Section 13(d) of the Exchange Act) of 20% or more of the issued Company Shares or any other securities entitled to vote on the election of directors or any tender or exchange offer that if consummated would result in any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) beneficially owning 20% or more of the issued Company Shares entitled to vote on the election of directors; or (c) any merger, consolidation, share exchange, business combination, scheme of arrangement, recapitalization, liquidation, dissolution or similar transaction involving the Company, or any of its subsidiaries whose business or assets constitute 20% or more of the Company’s and its subsidiaries’ consolidated assets (by fair market value), or generated 20% or more of the Company’s and its subsidiaries’ net revenue or earnings for the preceding 12 months.

Board Change of Recommendation
The Company has agreed that, except as expressly permitted by the Transaction Agreement, the Company Board will not, directly or indirectly:
•
change, withhold, withdraw, qualify or modify, or publicly propose or announce any intention to change, withhold, withdraw, qualify or modify in a manner adverse to the Buyer or the Parent, the Board Recommendation;

•	fail to include the Board Recommendation in this combined proxy statement and scheme document;
•	approve, adopt, endorse or recommend, or publicly propose or announce any intention to approve, adopt, endorse or recommend, any Company Competing Proposal;
•
publicly agree or propose to enter into, any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal (other than a confidentiality agreement as provided for in the Transaction Agreement) (an “Alternative Acquisition Agreement”);

•
in the case of a Company Competing Proposal that is structured as a tender offer or exchange offer pursuant to the Exchange Act for issued Company Shares (other than by the Buyer or an affiliate of the Buyer), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its shareholders on or prior to the earlier of (A) three business days prior to the date the Scheme Meeting is held, including adjournments (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date the Scheme Meeting is held, including adjournments) or (B) ten business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer; or

•	cause or permit the Company to enter into an Alternative Acquisition Agreement (together with the bullets above, a “Company Change of Recommendation”).
The Company has agreed that:
•
the Company Board may, after consultation with its outside legal counsel, make such disclosures as it determines in good faith are necessary to comply with Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or make any “stop, look and listen” communication or any other disclosure to the Company Shareholders pursuant to Rule 14d-9(f) under the Exchange Act or make a disclosure that is required by applicable law; provided, however, that if such disclosure has the effect of withdrawing or modifying in a manner adverse to the Parent or the Buyer, the Board Recommendation, such disclosure will be deemed to be a Company Change of Recommendation and the Parent will have the right to terminate the Transaction Agreement as set forth therein;

•
prior to, but not after, the receipt of the Company Shareholder Approval, it and its representatives, as applicable, may engage in the activities prohibited by the Transaction Agreement (and, only with respect to a Company Competing Proposal that satisfies the requirements laid out in the Transaction Agreement, may solicit, propose, knowingly encourage or knowingly facilitate any inquiry or the making of any proposal or offer with respect to such Company Competing Proposal or any modification thereto) with any person if it receives a bona fide written Company Competing Proposal from such person that was not solicited at any time following the execution of the Transaction Agreement in breach of the obligations set forth in the Transaction Agreement; provided, however, that (i) no information that is prohibited from being furnished pursuant to the Transaction Agreement may be furnished until it receives an executed confidentiality agreement from such person containing obligations on the recipient of that information which the Company Board, acting in good faith and after taking advice from its Company’s outside legal counsel experienced in transactions of this nature, determines are appropriate for a transaction of the nature of a Company Competing Proposal, and which contains standstill provisions that apply to the third party subject to exceptions that it (acting reasonably) considers appropriate in the circumstances having regard to (among other things) the fact that it is already subject to a public change of control proposal, as applicable; provided, further, that such confidentiality agreement does not contain provisions that prohibit it from providing any information to the Buyer in accordance with the Transaction Agreement or that otherwise prohibits it from complying with the provisions of the Transaction Agreement; (ii) any such non-public information has previously been made available to, or is made available to, the Buyer prior to or concurrently with (or in the case of oral non-public information only, promptly (and in any event within 24 hours) after) the time such information is made available to such person, except that it is not required to provide or make available to the Buyer any information that it, acting reasonably, determines is likely commercially sensitive information of that person; and (iii) prior to taking any such actions, the Company Board or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is, or could reasonably be considered to become, a Company Superior Proposal (as defined below) and that failing to take such actions would likely breach the statutory or fiduciary duties of the Company Board under applicable law;
•
prior to, but not after, the receipt of the Company Shareholder Approval, the Company Board will be permitted, through its representatives or otherwise, to seek clarification from (but not, unless otherwise allowed pursuant to the Transaction Agreement, to provide any non-public information to) any person that has made a Company Competing Proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Company Board to make an informed determination under the Transaction Agreement;

•
prior to, but not after, the receipt of the Company Shareholder Approval, in response to a bona fide written Company Competing Proposal from a third party that was not solicited in breach of, and did not otherwise arise from a breach of, the obligations set forth in the Transaction Agreement, if the Company Board so chooses, the Company Board may effect a Company Change of Recommendation; provided, however, that such a Change of Recommendation may not be made unless and until:

a)
the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Company Competing Proposal is a bona fide written proposal that is not solicited after the date of the Transaction Agreement in breach of the Transaction Agreement and is made after the date of the Transaction Agreement by any person or “group” (within the meaning of Section 13(d) of the Exchange Act) (other than the Buyer or any of its affiliates) to acquire, directly or indirectly, (a) businesses or assets of the Company or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that account for all or substantially all of the fair market value of the Company and its subsidiaries’ assets or that generated all or substantially all of the Company’s and its subsidiaries’ net revenue or earnings for the preceding 12 months, respectively, or (b) all or substantially all of the issued Company Shares, in each case whether by way of merger, amalgamation, scheme of arrangement, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of equity or assets or otherwise, that in the good-faith determination of the Company Board, after consultation with its financial and legal advisors, if consummated, would result in a transaction more favorable to the Company Shareholders than the Transaction (after taking into account the time likely to be required to consummate such proposal, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing or certainty of closing, the identity of the person or persons making the proposal and any adjustments or revisions to the terms of the Transaction Agreement offered by the Buyer in response to such proposal or otherwise), after considering all factors the Company Board deems relevant (a “Company Superior Proposal”);

b)
the Company Board determines in good faith, after consultation with its outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company Superior Proposal would likely breach the statutory or fiduciary duties of its the Company Board under applicable law;

c)
it provides the Parent and the Buyer written notice of such proposed action and the basis thereof at least five business days in advance, which notice will set forth in writing that the Company Board intends to consider whether to take such action and include all material terms and conditions of the Company Competing Proposal;

d)
after giving such notice and prior to effecting such Company Change of Recommendation, it will make itself available to negotiate (and cause its officers, employees, financial advisor and outside legal counsel to be available to negotiate) with the Parent and the Buyer (to the extent the Parent and the Buyer elect to negotiate) to make such adjustments or revisions to the terms of the Transaction Agreement as would permit the Company Board not to effect a Company Change of Recommendation in response thereto; and

e)
at the end of such five business day period, prior to taking action to effect a Company Change of Recommendation, the Company Board takes into account any adjustments or revisions to the terms of the Transaction Agreement proposed by the Parent and the Buyer in writing and any other information offered by the Parent and the Buyer in response to the notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the Company Competing Proposal remains a Company Superior Proposal and that failing to effect a Company Change of Recommendation in response to such Company Superior Proposal would likely breach the statutory or fiduciary duties of the Company Board under applicable law; provided that in the event of any material amendment or material modification to any Company Superior Proposal, it will be required to deliver a new written notice to the Buyer and to comply with the requirements of the Transaction Agreement with respect to such new written notice, except that the advance written notice obligation will be reduced to two business days; and

•
prior to, but not after, receipt of the Company Shareholder Approval in response to a Company Intervening Event (as defined below) that occurs or arises after the date of the Transaction Agreement and that did not arise from a breach of the Transaction Agreement, the Company may, if the Company Board so chooses, effect a Company Change of Recommendation; provided, however, that such a Company Change of Recommendation may not be made unless and until:

a)	the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that a Company Intervening Event has occurred;
b)
the Company Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company Intervening Event would likely breach the statutory or fiduciary duties of the Company Board under applicable law;

c)
it provides the Parent and the Buyer written notice of such proposed action and the basis thereof five business days in advance, which notice will set forth in writing that the Company Board intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the Company Intervening Event;

d)
after giving such notice and prior to effecting such Company Change of Recommendation and if requested by the Buyer, the Company negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with the Parent and the Buyer (to the extent the Parent and the Buyer elect to negotiate) to make such adjustments or revisions to the terms of the Transaction Agreement as would permit the Company Board not to effect a Company Change of Recommendation in response thereto; and

e)
at the end of such five business day period, prior to taking action to effect a Company Change of Recommendation, the Company Board takes into account any adjustments or revisions to the terms of the Transaction Agreement proposed by the Parent and the Buyer in writing and any other information offered by the Parent and the Buyer in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company Intervening Event would likely breach the statutory or fiduciary duties of the Company Board under applicable law; provided that in the event of any material changes regarding any Company Intervening Event, it will be required to deliver a new written notice to the Buyer and to comply with the requirements of the Transaction Agreement with respect to such new written notice, except that the advance written notice obligation will be reduced to two business days; provided, further, that any such new written notice will in no event shorten the original five business day notice period.

Under the Transaction Agreement, “Company Intervening Event” means an Effect that is material to the Company that occurs or arises after the date of the Transaction Agreement that was not known to or reasonably foreseeable by the Company Board as of the date of the Transaction Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Company Board as of the date of the Transaction Agreement); provided, however, that in no event will the following constitute a Company Intervening Event: (a) the receipt, existence or terms of an actual or possible Company Competing Proposal or Company Superior Proposal; (b) any change, in and of itself, in the price or trading volume of Company Shares (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition); (c) conditions (or changes in such conditions) in the lithium mining and chemicals industry (including changes in general market prices for lithium chemicals, lithium spodumene concentrate and related products (including pricing under futures contracts) and political or regulatory changes affecting the industry or any changes in applicable law), or (d) any opportunity to acquire (by merger, joint venture, partnership, consolidation, scheme of arrangement, acquisition of equity or assets or otherwise), directly or indirectly, any assets, securities, properties or businesses from, or enter into any licensing, collaborating or similar arrangements with, any other person or (e) the fact that the Company or any of its subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition).
Scheme Meeting / Company GM
The Company has agreed to, in accordance with applicable law and as promptly as reasonably practicable, apply for an order of the Court directing the Company to convene the Scheme Meeting and settling with the Court this combined proxy statement and scheme document, the forms of proxy and any supplemental circular or document required to be published or submitted to the Court in connection with the Scheme or any variation or amendment thereof (the “Scheme Supplemental Document”) and taking such other steps as may be required or desirable in connection with such applications, in each case as promptly as reasonably practicable, and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as practicable in order to facilitate the dispatch of this document and any Scheme Supplemental Document and seek such directions of the Court as it considers necessary or desirable in connection with the Scheme Meeting. As soon as reasonably practicable, the Company must call, convene, hold and conduct the Scheme Meeting and the Company GM (immediately after the Scheme Meeting), in compliance with the Transaction Agreement, the Company articles of association and applicable laws and permit representatives of the Buyer and/or its financial and legal advisors to attend and observe the Scheme Meeting and the Company GM.
Efforts to Obtain Required Approvals
Subject to the terms and conditions of the Transaction Agreement, the Company, the Parent and the Buyer have agreed to cooperate and use, and cause their respective subsidiaries to use, their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under the Transaction Agreement to consummate and make effective the Transaction as promptly as reasonably practicable (and in any event prior to the End Date).
In particular, the parties have agreed to:
•
use reasonable best efforts to prepare and file as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings (including by filing as promptly as reasonably practicable after the date of the Transaction Agreement the notifications, filings and other information required to be filed under any applicable antitrust or investment screening laws, including with respect to CFIUS, with respect to the Transaction) in order to consummate the Transaction;

•	use reasonable best efforts to satisfy the conditions to consummating the Transaction;
•
use reasonable best efforts to obtain as promptly as reasonably practicable (and in any event prior to the End Date) all consents, registrations, approvals, permits, expirations or terminations of waiting periods and authorizations necessary or advisable to be obtained from any governmental entity and any third party, including with respect to CFIUS, in order to consummate the Transaction; and

•	defend any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Transaction Agreement or the consummation of the Transaction,

Each of the parties will use its reasonable best efforts to resolve as promptly as reasonably practicable (and in any event prior to the End Date) such objections, if any, as may be asserted by any governmental entity in connection with any applicable laws with respect to the Transaction.
In furtherance of the above, the Parent and the Buyer must cause their respective affiliates to use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Transaction prior to the End Date, including taking all such further action as may be necessary to resolve such objections, if any, as any governmental entity or person may assert under any law (including antitrust laws) with respect to the transactions, and to avoid or eliminate each and every impediment under any law (including antitrust laws) that may be asserted by any governmental entity or person with respect to the transactions, including (A) litigating, defending or otherwise contesting any lawsuits or other legal proceedings, whether judicial or administrative, to prevent the entry of an order by any government entity preliminarily or permanently enjoining the consummation or post-closing integration of the Transaction, and (B) taking or agreeing to take any action, or refraining or agreeing to refrain from taking any action, and offering, negotiating, accepting, permitting, becoming subject to and suffering to exist any action, restriction, condition, limitation, understanding, consent decree, hold separate order or other arrangement, including those that would reasonably be expected to: (1) require the sale, license, assignment, transfer or divestiture of any business or assets of any of the Company, the Parent or the Buyer, or any of their respective affiliates; or (2) limit, impair, alter, change or restrict the Company’s, the Parent’s or the Buyer’s (or any of their respective affiliates) freedom of action or commercial practices with respect to, or its or their ability to retain, their respective businesses or any portion thereof (each of clauses (1) and (2) above, a (“Restriction”); provided that, (1) without the prior written consent of the Parent, the Company or any of its subsidiaries will not agree to any Restriction, (2) any Restriction may, at the discretion of the Parent, be conditioned upon consummation of the Transaction, (3) the Company will be required to become subject to, or consent or agree to or otherwise take any of the foregoing actions if the Parent requests the Company to take such action so long as such action is conditioned on the closing, (4) the Parent will not be obligated to agree to any Restriction if such Restriction would reasonably be expected to have a material adverse impact on the Parent, the Buyer and their respective affiliates, taken as a whole, or the benefits or synergies that the Parent expects to realize from the Transaction and (5) nothing will require the Buyer or the Parent to initiate an appeal of any final order on the merits.
Further, the Parent or the Buyer will be permitted to (i) engage in discussions or negotiations with any applicable governmental entity regarding the requirement, scope or terms of such divestiture or other Restriction, or (ii) subject to the terms of the Transaction Agreement, engage in litigation (including any appeals) with any governmental entity relating to the matters contemplated by the Transaction Agreement; provided, that in exercising the foregoing rights in clauses (i) and (ii), the Parent and the Buyer must act reasonably and as promptly as reasonably practicable and in a manner that would not reasonably be expected to delay the consummation of the Transaction beyond the End Date, and, prior to taking such action, consult with the Company.
Subject to the Transaction Agreement, the Parent, the Buyer and the Company will cooperate with each other and use, and will cause their respective subsidiaries to use, their respective reasonable best efforts to cause all notices to be given to, and all consents to be obtained from, all persons required pursuant to any material contract to which such party is a party in connection with the Transaction or any other contract for which consent is reasonably necessary, proper or advisable to consummate the Transaction and the other party requests such party to obtain, as promptly as reasonably practicable; provided, however, that none of the Parent, the Buyer and the Company nor any of their respective subsidiaries will have any obligation to (i) amend or modify any contract for the purpose of obtaining such a consent, (ii) pay any consideration to or make any accommodation for any person for the purpose of obtaining such a consent, (iii) pay any costs and expenses of any person resulting from the process of obtaining such a consent or (iv) commence any proceeding to obtain such a consent, and none of the Parent, the Buyer or the Company will, without the prior written consent of the Company, in the case of the Parent and the Buyer, and the Parent in the case of the Company, take any such action if it would be commercially unreasonable to do so.
Unless the Company consents in writing, the Parent and the Buyer will not, and will cause their respective affiliates not to, (x) acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any person (or other business organization or division thereof) if such business is a lithium business or (y) enter into any commercial transaction or arrangement, to the extent that any such business acquisition, transaction or arrangement pursuant to (x) or (y) would reasonably be expected to prevent or materially delay the consummation of the Transaction, subject to certain exceptions.
Directors’ and Officers’ Insurance and Indemnification
The Parent and the Buyer will or will cause the Company, subject to the Companies Law, to indemnify and hold harmless all past and present directors and officers of the Company and its subsidiaries and their respective subsidiaries against any costs or expenses (including advancing reasonable attorneys’ fees and expenses, subject to return in certain circumstances), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened civil, criminal or administrative actions, suits, claims, litigation, charges, demands, notices of violation, enforcement actions, hearings, arbitrations, audits, examinations, inquiries, investigations or other proceedings in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, in connection with such persons serving as an officer or director of the Company, or any of its subsidiaries or of any person serving at the request of the Parent, the Buyer, the Company or any of their respective subsidiaries as a director, officer, employee or agent of another person to the fullest extent permitted by applicable law and pursuant to the Company governing documents or the organizational documents of any subsidiary (with respect to past and present directors and officers of the Company and its subsidiaries) or any indemnification agreements, if any, in existence on the date of the Transaction Agreement.
The Company may (or if the Company fails to do so, the Buyer will) at or prior to the Effective Time, purchase a prepaid directors’ and officers’ liability “tail” insurance policy or other comparable director’s and officers’ liability and fiduciary liability policies, in each case providing coverage for claims asserted prior to and for 10 years after the Effective Time (and, with respect to claims made prior to or during such period, until final resolution thereof), with levels of coverage, terms, conditions, retentions and limits of liability that are at least as favorable as those contained in the Company’s directors’ and officers’ insurance policies and fiduciary liability insurance policies in effect as of the date of the Transaction Agreement, subject to certain limitations.
Financing Cooperation
During the period from the date of the Transaction Agreement until the earlier of the Effective Time and the time, if any, at which the Transaction Agreement is terminated, the parties will cooperate in good faith to mutually determine and use their respective commercially reasonable efforts to implement, at the Parent’s cost and expense, any necessary, appropriate or desirable actions and arrangements in anticipation of the consummation of the Transaction regarding the Company’s and its subsidiaries’ indebtedness and all credit agreements, indentures, notes or other documents or instruments governing or relating to such indebtedness, including arrangements by way of amendments, consents, offers to exchange, conversion, offers to purchase, redemption, payoff, new financing or otherwise, and with respect to refinancing, retaining, repaying or terminating the Company’s or its subsidiaries’ indebtedness and the credit agreements, indentures, notes or other documents governing or relating to such indebtedness (including, if and as applicable, the delivery of all required notices and taking of all customary actions reasonably necessary to facilitate the termination of commitments under, the repayment in full of and the release of any lien, if any, in each case at the Effective Time).
Employee Matters
Pursuant to the terms of the Transaction Agreement, for a period of 12 months after the Effective Time, the Buyer or any Parent Group Company (defined below) shall or shall cause either of their affiliates to provide each Company employee who remains employed after the Effective Time (“Continuing Employees”) with (i) base salary or hourly wage and short-term cash incentive bonus opportunity that, in each case, is no less than the base pay or hourly wage and short-term cash incentive bonus opportunity paid or made available, respectively, to the applicable Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are no less favorable to the applicable Continuing Employee than the severance benefits that the Company applied to Continuing Employees in the relevant jurisdiction immediately prior to the Effective Time and (iii) employee benefits (excluding equity incentives, transaction bonuses, retention benefits, defined benefit plans and post-retiree health and welfare benefits) that are substantially similar in the aggregate to the employee benefits provided to each such Continuing Employee immediately prior to the Effective Time. The Parent Group shall assume and honor the agreements and rights set forth in the disclosure schedule. “Parent Group” means Rio Tinto, and its subsidiary undertakings (as defined in the Companies Act 2006) from time to time, together with Rio Tinto Limited and each of its subsidiaries (as defined in the Corporations Act 2001 (Cth)), and includes any entity that would be considered to be a subsidiary of Rio Tinto and/or Rio Tinto Limited if they were treated as one company, and a “Parent Group Company” means any subsidiary company of the Parent Group.
In addition, subject to any modifications agreed between the Company and the Buyer, each acting reasonably, prior to the Effective Time, for a period of six months after the Effective Time (the “Severance Period”), the Buyer or any Parent Group Company shall, or shall cause either of their affiliates to, provide to each Continuing Employee who (x) is terminated without “cause” (as defined in the Company’s Omnibus Incentive Plan adopted as of January 4, 2024) during the Severance Period or (y) in the case of Continuing Employees who as of the Effective Time hold Company Equity Awards, resigns for “good reason” during the Severance Period, subject, in each case, to the employee’s execution and non-revocation of a release of claims, lump-sum cash severance equal to the greater of (i) any statutory or contractual redundancy or severance entitlement (including notice or payment in lieu of notice, where applicable) (the “Statutory Entitlements”) and (ii) the benefits set forth in the disclosure schedule, which payments shall be in full satisfaction of any Statutory Entitlements.
The Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, to the extent not already paid prior to the Effective Time, pay bonuses to Continuing Employees in respect of calendar year 2024 (“2024 Bonuses”) in accordance with the terms of the applicable Company benefit plan at the time or times that the 2024 Bonuses would normally be paid by the Company in the ordinary course of business consistent with past practice. In addition, the Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, pay bonuses to Continuing Employees in respect of calendar year 2025 (“2025 Bonuses”) based on the achievement of performance targets determined by the Company, in good faith, and in the ordinary course of business consistent with past practice (“2025 Annual Bonus Targets”); provided, however, that the Buyer shall determine actual achievement of the 2025 Annual Bonus Targets with respect to each Continuing Employee, both with respect to (A) the period through the Effective Time and (B) the period following the Effective Time through the remainder of calendar year 2025, it being understood that such determinations by the Buyer shall be made reasonably and in good faith based on actual results. Each Continuing Employee who remains employed with the Buyer or any Parent Group Company through December 31, 2025, shall be paid a 2025 Annual Bonus in accordance with the terms of the applicable benefit plan maintained by the Buyer or any Parent Group Company at the same time or times that the Buyer or any Parent Group Company (as applicable) pays annual bonuses in respect of calendar year 2025 to its similarly situated employees.
If applicable, in determining achievement of performance metrics for purposes of the 2024 Bonuses and 2025 Bonuses, the Buyer shall reasonably account for the Transaction, any costs and expenses associated with the Transaction, any nonrecurring charges that would not reasonably be expected to have been incurred by the Company and its subsidiaries had the Transaction not arisen and any actions taken by the Parent Group in connection therewith that affect the Company and its subsidiaries.
Tax Matters
The Company must pay the Company Termination Fee free and clear of all deductions, withholdings, set-offs or counterclaims whatsoever except as may be required by law. If any deductions or withholdings are required by law, the Company will account to the relevant governmental entity for the amount so required to be deducted or withheld and, only in circumstances where the Company has changed its tax residence from Ireland or allocated or transferred its rights under the Transaction Agreement to a permanent establishment outside of Ireland, will be obliged to pay to the Buyer additional amounts as will ensure the total (after such deduction or withholding has been made) is no more and no less than it would have been entitled to receive in the absence of such a requirement to make a deduction or withholding.
Other Covenants and Agreements
The Transaction Agreement contains certain other covenants and agreements, including covenants relating to:
•
confidentiality and access by the Parent and the Buyer to certain information about the Company, including in respect of material tax matters and material contracts, during the period prior to the Effective Time;

•	the Parent causing the Buyer to pay all amounts due and perform all other obligations pursuant to the Transaction Agreement;

•	cooperation between the Parent and the Company in connection with public announcements;
•	cooperation in respect of the Parent’s integration planning;
•	the Buyer or the Parent performing certain obligations regarding post-closing employee matters;
•	cooperation among the Company, the Parent and the Buyer in connection with any applicable takeover statutes;
•	good faith consultation by the Company, the Parent and the Buyer regarding the application of Subdivision 14-D;
•	the Company’s causing certain dispositions of equity securities (including derivative securities) of the Company to be exempt under Rule 16b-3 of the Exchange Act;
•	delisting of the Company Shares from the NYSE, termination of the Company’s registration under the Exchange Act, and suspension of the quotation of the CDIs on the ASX;
•	discussion between the Company and Parent regarding the Company’s convertible notes;
•
the Company’s delivering officer’s certificates, opinions of counsel, supplemental indentures, and notices, if any, required by the indenture in respect of the Company’s convertible notes to effectuate the Scheme;

•	cooperation among the Company, the Parent and the Buyer regarding any litigation related to the Transaction; and
•	cooperation between the Buyer and the Company in connection with any contractual takeover offer made by a person not affiliated with the Buyer or its affiliates prior to the Scheme Meeting.
Conditions That Must Be Satisfied or Waived for the Transaction to Occur
Mutual Conditions
The parties’ obligations to consummate the Transaction are subject to the satisfaction or, to the extent permitted by applicable law, waiver in writing by each of the Company, the Parent and the Buyer, at or prior to closing, of the following conditions:
•	the Company Shareholder Approval has been obtained at the Scheme Meeting and the Company GM;
•
the Scheme of Arrangement has been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to the Company and the Buyer acting reasonably and in good faith) and a copy of the Court Order has been delivered to the Registrar of Companies in Jersey;

•
all applicable consents required (or confirmation from the relevant authority that it does not consider its consent would be required) under specified antitrust laws and investment screening laws of the jurisdictions specified in the Transaction Agreement have been obtained or any applicable waiting period (and any extensions thereof) has expired or been terminated; and

•
no governmental entity of a competent jurisdiction has issued any order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no applicable law has been adopted that makes consummation of the Transaction illegal or otherwise prohibited (it being understood that if any law arises out of or relates to antitrust laws or investment screening laws, the presence of such law will only be a failure to meet a condition to the Scheme to the extent the violation or contravention of such law as in effect would reasonably be expected to result in criminal liability to any person or personal liability to any director or officer of the Company, the Parent, the Buyer or any of their respective subsidiaries, or a material adverse effect on the Parent Group following the Effective Time).

Conditions to Obligations of the Parent and the Buyer
Additionally, the obligation of the Parent and the Buyer to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Parent and the Buyer at or prior to closing, of the following conditions:
•
certain representations and warranties of the Company with respect to capitalization are true and correct, except for de minimis inaccuracies, on the date of the Transaction Agreement and at closing as though made at closing (or, in the case of representations and warranties given as of an earlier date, as of such earlier date);

•
certain representations and warranties of the Company with respect to qualification, organization, capitalization (other than in the bullet above), corporate authority, no violation, required vote, takeover statutes and finders and brokers are true and correct in all material respects on the date of the Transaction Agreement and at closing as though made at closing (or, in the case of representations and warranties given as of an earlier date, as of such earlier date);

•
the other representations and warranties of the Company are true and correct as of the date of the Transaction Agreement and at closing as though made at closing (or, in the case of representations and warranties given as of an earlier date, as of such earlier date), except in each case where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;

•	the Company has performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the closing;
•
the Company has delivered to the Parent and the Buyer at the closing, a certificate signed on behalf of the Company by an executive officer certifying that certain conditions prior to closing in the preceding four bullets have been satisfied; and

•	there has been no Company Material Adverse Effect.
Conditions to Obligations of the Company
Additionally, the obligation of the Company to consummate the Transaction is subject to the satisfaction, or waiver in writing by the Company, at or prior to closing, of the following conditions:
•
certain representations and warranties of the Parent and the Buyer in connection with qualification, organization, capitalization, corporate authority, and finders and brokers are true and correct in all material respects as of the date of the Transaction Agreement and at closing as though made at closing (or, in the case of representations and warranties given as of an earlier date, as of such earlier date);

•
the other representations and warranties of the Parent and the Buyer are true and correct as of the date of the Transaction Agreement and at closing as though made at closing (or, in the case of representations and warranties given as of an earlier date, as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality” or words of similar import) would not, individually or in the aggregate, prohibit, prevent or materially delay the consummation of the Transaction or the ability of the Parent and the Buyer to fully perform their respective covenants and obligations pursuant to the Transaction Agreement;

•
the Parent and the Buyer have performed or complied in all material respects with all obligations required to be performed or complied with by it under the Transaction Agreement at or prior to the closing; and

•
the Parent and the Buyer have delivered to the Company at the closing, a certificate signed on behalf of the Parent by an executive officer of the Parent certifying that the conditions prior to closing set forth in the preceding three bullets have been satisfied.

Termination of the Transaction Agreement
Termination Prior to the Effective Time. The Transaction Agreement may be terminated and the Scheme and the Transaction may be abandoned prior to the Effective Time whether before or after the Company Shareholder Approval has been obtained, under the following circumstances:
•	by mutual written consent of the Company and the Parent;
•	by either the Company or the Parent:
○
if the Company Shareholder Approval is not obtained at the Scheme Meeting, or at any adjournment or postponement thereof, in each case at which a vote on such approval was taken (the “Company Shareholder Approval Failure Termination Right”);

○
if the Court (or any competent court of appeal therefrom) declines or refuses to make any orders directing the Company to convene the Scheme Meeting or declines or refuses to approve the Scheme; provided that the right to terminate the Transaction Agreement will not be available (i) in the event the Parent and the Buyer agree in writing to implement the Transaction by way of an offer or (ii) to any party whose material breach of any representation, warranty or covenant has been the principal cause of such declination or refusal;

○
if the Effective Time has not occurred by 5:00 p.m. US EST on October 9, 2025, which will be automatically extended in two three-month increments until no later than April 9, 2026 if (x) certain conditions with respect to governmental entity orders and consents under the antitrust laws and investment screening laws specified in the Transaction Agreement have not been satisfied as of the close of business on the business day immediately prior to the then-current End Date or (y) the Company Shareholder Approval has been obtained but (i) no court date for the Sanction Hearing to obtain the Court Order is available by the then-current End Date, (ii) the Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) the Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date, and such outcome was not principally caused by a material breach of certain covenants set forth in the Transaction Agreement by the party seeking to terminate the Transaction Agreement (the “End Date Termination Right”); or

○
if any governmental entity of competent jurisdiction has issued a final and non-appealable ruling upholding the declination or refusal (as applicable) of the Court, and such outcome was not principally caused by a material breach of any representation, warranty, covenant or agreement set forth in the Transaction Agreement by the party seeking to terminate the Transaction Agreement).

•	by the Parent:
○
if the Company has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which breach or failure to perform (i) would cause the conditions to the Parent’s obligation to consummate the Transaction relating to the accuracy of the Company representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied, and (ii) is either incapable of being cured or is not cured by the earlier of (A) the End Date and (B) 30 days following written notice by the Parent thereof (provided that neither the Parent nor the Buyer is then in breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement which breach would cause the conditions to the Company’s obligation to consummate the Transaction relating to the accuracy of the Parent’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied) (the “Material Breach Termination Right”); or

○
prior to the receipt of the Company Shareholder Approval, if (i) there has occurred a Company Change of Recommendation or (ii) an intentional and material breach by the Company of the covenant relating to calling the Scheme Meeting and the Company GM has occurred;

•	by the Company:
○	if the Buyer has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Transaction Agreement, which breach or failure to perform

(i) would cause the conditions to the Company’s obligation to consummate the Transaction relating to the accuracy of the Parent’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied, and (ii) is either incapable of being cured or is not cured by the earlier of (A) the End Date and (B) 30 days following written notice by the Company thereof (provided that the Company is not then in breach of any representation, warranty, covenant or other agreement contained in the Transaction Agreement which breach would cause the conditions to the Parent’s obligation to consummate the Transaction relating to the accuracy of the Company’s representations and warranties and compliance with its covenants and agreements contained in the Transaction Agreement to not be satisfied);
○
prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation in connection with a Company Superior Proposal; provided that prior to or concurrently with such termination the Company pays or causes to be paid to the Buyer the Company Termination Fee (the “Company Change of Recommendation Termination Right”); or

○
prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation in response to a Company Intervening Event provided that prior to or concurrently with such termination the Company pays or causes to be paid to the Buyer the Company Termination Fee (the “Company Intervening Event Termination Right”).

Effect of Termination
If the Transaction Agreement is terminated in accordance with its terms, the Transaction Agreement will become void and of no effect with no liability on the part of any party (or of any of its respective representatives), except under certain provisions of the Transaction Agreement that will survive such termination, including provisions relating to the payment of termination fees, fees and expenses, and publicity. However, no such termination will relieve or otherwise affect the liability of any party for fraud or any “Intentional Breach” of the Transaction Agreement by such party prior to termination, which the parties agree will not be limited to the reimbursement of expenses or out-of-pocket costs, and will include damages based on the benefit of the bargain lost by a party’s shareholders. For purposes of the Transaction Agreement, “Intentional Breach” means, with respect to any agreement or covenant of a party in the Transaction Agreement, an action or omission intentionally taken or omitted to be taken by such party in material breach of such agreement or covenant that the breaching party takes (or fails to take) with actual knowledge (determined without regard to the definition of “knowledge” in the Transaction Agreement) that such action or omission would, or would reasonably be expected to, cause such material breach of such agreement or covenant.
Termination Fee
The Company has agreed to pay the Buyer a termination fee of $200 million (the “Company Termination Fee”) if the Transaction Agreement is terminated:
•
by the Parent, at any time prior to receipt of the Company Shareholder Approval if (i) there has occurred a Company Change of Recommendation or (ii) an intentional and material breach by the Company of the covenant relating to calling the Scheme Meeting and the Company GM has occurred;

•
by the Company, at any time prior to receipt of the Company Shareholder Approval if there has been a Company Change of Recommendation Termination Right or Company Intervening Event Termination Right; and

•
(i) (A) by either the Company or the Parent pursuant to the End Date Termination Right or the Company Shareholder Approval Termination Right, or (B) by the Parent pursuant to the Material Breach Termination Right in respect of an intentional and material breach; (ii) prior to such termination but after the date of the Transaction Agreement, a bona fide Company Competing Proposal has been publicly made to the Company or any of its subsidiaries, has been made directly to the Company Shareholders generally or otherwise has become public or any person has publicly announced an intention (whether or not conditional) to make a bona fide Company Competing Proposal to the Company or, in the case of termination by the Parent pursuant to the Material Breach Termination

Right, a Company Competing Proposal has been made publicly or privately to the Company Board, and (iii) within 12 months after the date of a termination in either of the cases referred to in the preceding clauses (i)(A) and (i)(B), the Company consummates a Company Competing Proposal or enters into a definitive agreement providing for a Company Competing Proposal (provided that solely for purposes of this bullet, all references to “20% or more” in the definition of “Company Competing Proposal” will be deemed to be references to “more than 50%”).
In circumstances where the Company Termination Fee is payable by the Company, the Buyer’s right to receive the Company Termination Fee will be its sole and exclusive remedy under the Transaction Agreement in connection with the circumstances giving rise to the payment, except in the case of fraud or Intentional Breach by the Company. The Company will not be required to pay the Company Termination Fee on more than one occasion.
No Third-Party Beneficiaries
The Transaction Agreement is not intended to, and does not, confer upon any person other than the Company, the Parent and the Buyer, any rights or remedies thereunder other than (i) in connection with the provisions described under “Directors’ and Officers’ Insurance and Indemnification,” and (ii) from and after the Effective Time, the right of Company Shareholders to receive the Consideration.
Other Remedies and Limitation of Liabilities
Prior to the termination of the Transaction Agreement in accordance with its terms and in the absence of an obligation of the Company to pay the Company Termination Fee pursuant to the Transaction Agreement, the parties are entitled to an injunction or injunctions to prevent or remedy breaches or threatened breaches of the Transaction Agreement by any other party, to a decree or order of specific performance to specifically enforce the terms and provisions of the Transaction Agreement and to any further equitable relief. Except as provided in the Transaction Agreement, each of the parties to the Transaction Agreement agree that the failure of any party to perform its agreements and covenants under the Transaction Agreement will cause irreparable injury to the non-breaching parties and that monetary damages, even if available, would not be an adequate remedy therefor. Except as otherwise expressly provided in the Transaction Agreement, all remedies will be deemed cumulative with and not exclusive of any other remedy, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
The maximum aggregate monetary liability of the Company to the Transaction Agreement with respect to a breach of the terms of the Transaction Agreement is $200 million, except in the case of any fraud or any Intentional Breach of the Transaction Agreement.
Fees and Expenses
Except for the Company Termination Fee, all fees and expenses incurred in connection with the Transaction Agreement and the Scheme will be paid by the party incurring such expenses, whether or not the Scheme is consummated. The Parent or the Buyer must pay any stamp duty (including any fees, fines, penalties and interest) payable or assessed as being payable in connection with the Transaction Agreement or the Scheme.
Modification, Amendment or Waiver
The Transaction Agreement may only be amended or modified prior to the Effective Time by the written agreement of the Company and the Parent.
At any time prior to the Effective Time, either party may, to the extent legally allowed and except as otherwise set forth in the Transaction Agreement, (i) extend the time for the performance of any of the obligations or acts of the other parties, (ii) waive any inaccuracies in the representations and warranties made to such party, or (iii) waive compliance with any of the agreements or conditions for the benefit of such party.
Governing Law
The Transaction Agreement is governed by the laws of the State of Delaware (without the application of the laws or statutes of limitations of a different jurisdiction); provided, that the Scheme and matters related thereto are, solely to the extent required by the laws of Jersey, governed by, and construed in accordance with, the laws of Jersey.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS, DIRECTORS AND MANAGEMENT
The following table shows, as of November 18, 2024, the number of Company Shares beneficially owned by each current director, the NEOs, and all current directors and executive officers as a group. Each director and each NEO beneficially owns less than one percent of the Company Shares. The percentage of issued Company Shares is based on 1,075,658,355 Company Shares in issue as of November 18, 2024, which are held by a total of 2,035 Company Shareholders of record (which does not include CDI holders, beneficial holders of Company Shares in “street name” or other beneficial holders holding via nominees or identified in security position listings maintained by depository trust companies).

Name of Beneficial Owner	Beneficial Ownership on November 18, 2024	Percentage of Class
Paul W. Graves(1)	2,351,885	*
Gilberto Antoniazzi(1)	401,010	*
Sara Ponessa(1)	292,713	*
Michael F. Barry(2)	92,061	*
Peter Coleman(2)	53,632	*
Alan Fitzpatrick(2)	16,435	*
Florencia Heredia(2)	19,765	*
Leanne Heywood(2)	34,117	*
Christina Lampe-Önnerud(2)	9,115	*
Pablo Marcet(2)	59,991	*
Steven T. Merkt(2)	10,318	*
Fernando Oris de Roa(2)	100,115	*
Robert C. Pallash(2)	85,060	*
John Turner(2)	105,075	*
All current directors and executive officers as a group (15 persons)(1)(2)	3,874,739	*

(*)	Represents beneficial ownership of less than 1%.
(1)
For the NEOs, shares “beneficially owned” include: (i) shares owned or controlled by the individual; (ii) shares held in the NQDC Plan (235,345 for Mr. Graves); and (iii) shares subject to options that are presently exercisable or will be exercisable within 60 days of November 18, 2024 (1,869,687 for Mr. Graves, 401,101 for Mr. Antoniazzi, 214,256 for Ms. Ponessa, and 2,713,400 for all current executive officers as a group).

(2)
For the non-employee directors, shares “beneficially owned” includes (i) shares owned or controlled by the individual and (ii) restricted stock units that are vested as of November 18, 2024 (75,945 for Mr. Pallash).

The Company is aware of the following beneficial owners of more than five percent of the Company Shares as of the dates set forth in the footnotes to the table:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
5% shareholders:
BlackRock, Inc. 50 Hudson Yards New York, NY 10055(1)	137,363,647	12.8%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355(2)	116,788,824	10.9%

(1)	According to the Schedule 13G filed with the SEC on October 23, 2024, BlackRock, Inc. beneficially owned 137,363,647 Company Shares.
(2)	According to the Schedule 13G filed with the SEC on April 10, 2024, the Vanguard Group, Inc. beneficially owned 116,788,824 Company Shares.

COMPANY SHAREHOLDER VOTE ON SPECIFIED COMPENSATORY ARRANGEMENTS
Advisory Vote on Golden Parachute Compensation
As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act and Rule 14a-21(c) thereunder, the Company is providing Company Shareholders with the opportunity to cast a non-binding, advisory vote on the golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section captioned “Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement (the “Compensation Proposal”).
Vote Required and Recommendation of the Company Board
The non-binding, advisory vote on the golden parachute compensation is an “ordinary resolution” which requires the approval, on an advisory (non-binding) basis, of at least a simple majority of the votes cast by Company Shareholders present and voting (in person or by proxy), and is a vote separate and apart from the vote required to approve the Transaction. Accordingly, if you are a Company Shareholder, you may vote to approve the Transaction by voting to approve the Transaction, and vote not to approve the Compensation Proposal, and vice versa. Because the vote on the Compensation Proposal is advisory only, it will not be binding on either the Company, the Buyer or any of their respective affiliates. Accordingly, if the Transaction is completed, the Transaction-related compensation will be paid to the Company’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements, even if the Company Shareholders fail to approve the Compensation Proposal.
The Company believes that the information regarding golden parachute compensation that may become payable to its named executive officers in connection with the completion of the Transaction is reasonable and demonstrates that the Company’s executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment with the long-term interests of the Company Shareholders.
The Board unanimously recommends that you vote “FOR” the following resolution:
“That the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of the accompanying proxy statement of which this notice forms a part captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement, is hereby APPROVED.”

FUTURE SHAREHOLDER MEETINGS
The Company will hold an annual general meeting in 2025 (the “2025 Annual Meeting”) only if the Transaction has not already closed. Company Shareholders may make proposals to be considered at the 2025 Annual Meeting. In order to make a proposal for consideration at the 2025 Annual Meeting, a Company Shareholder must deliver notice to the Company at the address set forth below, containing certain information specified in the articles of association, no later than the close of business on April 26, 2025 and no earlier than the close of business on March 27, 2025. However, that in the event that the date of the annual general meeting is more than 30 days before or more than 90 days after such anniversary date, notice by the Company Shareholder must be delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.
Company Shareholders submitting proposals under Rule 14a-8 for the 2025 Annual Meeting must be delivered to the Company at the address to the Corporate Secretary set forth below not later than February 7, 2025 in compliance with the requirements of Rule 14a-8 under the Exchange Act.
A copy of the Company’s articles of association may be obtained by writing to the Corporate Secretary, and all notices referred to above must be sent to the Corporate Secretary, Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103.

HOUSEHOLDING OF PROXY STATEMENT
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are permitted to deliver a single copy of our proxy materials, including this proxy statement, to shareholders sharing the same address who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. A separate proxy card will continue to be mailed for each registered shareholder account who requests a paper copy of the proxy materials.
We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any shareholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of our proxy materials, or if you received multiple copies and wish to request householding in the future, you may make such request by writing to our Corporate Secretary at Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103.
If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials for the annual meeting of shareholders this year or future years, you may call Broadridge Investor Communications Services toll-free at (866) 540-7095 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC filings of the Company are available to the public at the SEC website at www.sec.gov. In addition, you may obtain free copies of the documents the Company files with the SEC by going to the Company’s internet website at https://ir.arcadiumlithium.com/. The internet website address of the Company is provided as an inactive textual reference only. The information provided on the internet website of the Company, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement and, therefore, is not incorporated herein by reference.
Statements contained in this proxy statement, or in any document incorporated by reference into this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to “incorporate by reference” into this proxy statement documents the Company files with the SEC. This means that the Company can disclose important information to you by referring you to those documents. This document incorporates by reference documents that the Company has previously filed with the SEC and documents that the Company may file with the SEC after the date of this document and prior to the date of the special meetings. These documents contain important information about the Company and its financial condition. The information incorporated by reference into this proxy statement is considered to be a part of this proxy statement, and later information that the Company files with the SEC may update and supersede that information.
This proxy statement incorporates by reference the following documents and any documents subsequently filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act before the date of the special meetings:
•
Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, as amended by the 10-K/A filed with the SEC on April 1, 2024 and the 10-K/A filed with the SEC on April 29, 2024;

•	Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 10, 2024, and for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024;
•	Definitive Proxy Statement on Schedule 14A filed with the SEC on June 7, 2024; and
•	Current Reports on Form 8-K filed on April 1, 2024, May 7, 2024, July 31, 2024, August 6, 2024 and October 9, 2024.
Any person may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement or other information concerning the Company, without charge, by written or telephonic request directed to Investor Relations, Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103, or calling (215) 299-5303; or Sodali & Co, the Company’s proxy solicitor, in the U.S. by telephone at (800) 662-5200 and in Australia by telephone at 1300-502-987 or via email at ALTM@investor.sodali.com; or from the SEC through the SEC website at the address provided above.
Notwithstanding the foregoing, information furnished by the Company on any Current Report on Form 8-K, including the related exhibits, that, pursuant to and in accordance with the rules and regulations of the SEC, is not deemed “filed” for purposes of the Exchange Act will not be deemed to be incorporated by reference into this proxy statement.
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. THE COMPANY HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 20, 2024. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO COMPANY SHAREHOLDERS (INCLUDING CDI HOLDERS) DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

PART 2—EXPLANATORY STATEMENT
The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement (as defined below) and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by Article 126 of the Companies (Jersey) Law 1991. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.
INTRODUCTION
As previously announced, on October 9, 2024, Rio Tinto BM Subsidiary Limited entered into a Transaction Agreement (the “Transaction Agreement”) with Rio Tinto Western Holdings Limited and Arcadium Lithium plc (the “Company”) pursuant to which Rio Tinto BM Subsidiary Limited will acquire the Company in a transaction which is referred to as the “Transaction” or the “Acquisition.”
Capitalized terms used but not defined in this “Part 2—Explanatory Statement” or in the preceding portion of this proxy statement have the meanings ascribed to such terms in “Part 3—The Scheme of Arrangement”.
Your attention is drawn to the section of this proxy statement captioned “The Transaction—Recommendation of the Company Board and Reasons for the Transaction” beginning on page 36 of this proxy statement which sets forth certain reasons (not intended to be exhaustive and which may not include all of the factors considered by the Company Board) why the Company Board (i) approved and declared advisable the Transaction Agreement, the transactions contemplated by the Transaction Agreement, and the Scheme (including the execution, delivery and performance of the Transaction Agreement and the consummation of such transactions and the Scheme), (ii) declared that it was in the best interests of the Company Shareholders that the Company enter into the Transaction Agreement and consummate such transactions and the Scheme on the terms and subject to the conditions set forth in the Transaction Agreement, and (iii) recommended that the Company Shareholders vote in favor of the Acquisition to be made by way of the Scheme at the Scheme Meeting and in favor of the resolutions at the Company GM. In considering the recommendation of the Company Board, you should be aware that directors and executive officers of the Company have interests in the Acquisition that are in addition to, or different from, any interests they might have as Company Shareholders. For additional details, see “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement.
THE TRANSACTION
The Transaction is to be implemented by means of a Court-sanctioned scheme of arrangement (the “Scheme”) between the Company and the Company Shareholders, under Part 18A of the Companies Law. Implementation of the Scheme requires approval of the Scheme by the Company Shareholders at the Scheme Meeting and the passing of (or to the extent permitted by the applicable law, waiver in writing by each party at or prior to closing of) the Special Resolution at the Company GM being held in connection with the Scheme. The Scheme also requires the sanction of the Court. The Scheme is set out in full in Part 3 of this proxy statement titled “The Scheme of Arrangement.”
The purpose of the Scheme is to provide for Rio Tinto BM Subsidiary Limited or its nominee(s) to acquire the entire issued and to be issued ordinary share capital of the Company. This is to be achieved by Rio Tinto BM Subsidiary Limited or its nominee(s) acquiring the Company Shares held by the Company Shareholders as of the Record Date, in consideration for which Rio Tinto BM Subsidiary Limited will pay, subject to any required withholding of taxes, equal to $5.85 to the Company Shareholders in exchange for each Company Share transferred.
Before the Court’s sanction can be sought for the Scheme, the Scheme requires approval by the Company Shareholders at the Scheme Meeting. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting). Approval of the Scheme is required for consummation of the acquisition. The Scheme will also require, among other things, subject to the provisions of the Transaction Agreement, approval by the Company Shareholders of the Special Resolution being proposed at the Company GM.

The Scheme and the Transaction are subject to a number of conditions which are summarized in the section captioned “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 10 of this proxy statement.
Provided the conditions are satisfied or, to the extent applicable, waived, the Scheme will become effective upon delivery to the Registrar of Companies of a copy of the Court Order sanctioning the Scheme. Upon the Scheme becoming effective, it will be binding on all Company Shareholders, irrespective of whether or not they attended or voted at the Scheme Meeting or the Company GM. It is expected that the Scheme will become effective and that the Acquisition will be completed in mid-2025.
CONDITIONS
See “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 10 of this proxy statement for information regarding conditions to complete the acquisition.
SCHEME MEETING AND COMPANY GM
Date, Time, Place and Purpose of the Scheme Meeting
The special meeting of Company Shareholders (and any adjournment or postponement thereof) ordered by the Royal Court of Jersey (the “Court”) will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:00 a.m. US EST, unless adjourned or postponed (the “Scheme Meeting”). If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at 8:00 a.m. US EST, unless adjourned or postponed. You may not participate or vote during the Scheme Meeting by joining the live webcast as a guest.
At the Scheme Meeting, the Company Shareholders will be asked to vote to approve the Scheme.
At the Scheme Meeting, voting will be by poll and each Company Shareholder present (in person or by proxy) will be entitled to one vote for each Company Share held as of the Record Date. The Scheme Proposal must be approved by a resolution of a majority in number of the Company Shareholders on the Company’s register representing three-quarters (75%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting).
It is important that, for the Scheme Meeting in particular, as many votes as possible are cast, so that the Court may be satisfied that there is a fair and reasonable representation of opinion of the Company Shareholders. You are therefore strongly urged to sign and return your proxy or CDI voting instruction form for the Scheme Meeting as soon as possible. The completion and return of the form of proxy will not prevent you as a Company Shareholder from attending, voting and speaking at either the Scheme Meeting or the Company GM, or any adjournment or postponement thereof, if you are entitled to do so.
Notice of the Scheme Meeting is set out at the front of this proxy statement. Entitlement to vote at the meeting will be determined by reference to the Record Date. For additional details, see “The Special Meetings of Company Shareholders—Voting Your Company Shares,” “The Special Meetings of Company Shareholders—Voting CDIs” and “The Special Meetings of Company Shareholders—Voting Company Shares Held in Street Name” beginning on page 28 of this proxy statement.
Date, Time, Place and Purpose of the Company GM
The Company GM of Company Shareholders (and any adjournment or postponement thereof) to consider and if thought fit pass the Company Shareholder Proposals (as defined below) will be held at Davis Polk & Wardwell LLP’s offices located at 450 Lexington Avenue, New York, NY 10017 and also via live webcast by visiting www.virtualshareholdermeeting.com/ALTM2024SM and entering the 16-digit control number included on the relevant proxy card on December 23, 2024 at 8:15 a.m. US EST, unless adjourned or postponed (the “Company GM” and, together with the Scheme Meeting, the “Meetings” or the “special meetings”), or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting. If you do not have a proxy card or a 16-digit control number, you may join the live webcast as a guest by visiting www.virtualshareholdermeeting.com/ALTM2024SM on December 23, 2024 at

8:15 a.m. US EST, unless adjourned or postponed, or, if the Scheme Meeting has not concluded by December 23, 2024 at 8:15 a.m. US EST, as soon as possible after the conclusion of the Scheme Meeting. You may not participate or vote during the Company GM by joining the live webcast as a guest.
At the Company GM, the Company Shareholders will be asked to vote to approve two resolutions summarized as follows: firstly, an ordinary resolution to approve, on a non-binding, advisory basis, the golden parachute compensation, as disclosed pursuant to Item 402(t) of Regulation S-K in the Golden Parachute Compensation Table and the footnotes to that table contained in the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” (the “Compensation Proposal”); and secondly, to approve a special resolution (the “Special Resolution” or the “Scheme and Articles Amendment Proposal”) to authorize the directors of the Company to take all such action as they may consider necessary or appropriate for carrying the Scheme into full effect and to alter the Company’s articles of association (the “Company Articles”) (together with the Scheme and Articles Amendment Proposal, and the Compensation Proposal, the “Company Shareholder Proposals”).
At the Company GM, the requisite shareholder approval of each of the resolutions depends on whether it is an “ordinary resolution” (i.e., the Compensation Proposal), which requires the approval of at least a majority of the votes cast by Company Shareholders present and voting (in person or by proxy), or a “special resolution” (i.e., the Scheme and Articles Amendment Proposal), which requires the approval by two-thirds (66 2/3%) or more of the votes cast by Company Shareholders who (being entitled to do so) vote in person or by proxy at the Company GM (or at any adjournment or postponement of such meeting).
It is proposed, pursuant to the Special Resolution, that the articles of association of the Company be amended to ensure that any Company Shares that are issued on or after the Record Date to persons other than the Buyer or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by the Buyer and/or its nominee(s) for the Per Share Consideration.
You are strongly urged to sign and return your proxy or CDI voting instruction form for the Scheme Meeting as soon as possible. The completion and return of the form of proxy will not prevent you as a Company Shareholder from attending, voting and speaking at either the Scheme Meeting or the Company GM, or any adjournment or postponement thereof, in if you are entitled to do so.
Entitlement to Vote at the Scheme Meeting and Company GM; Quorum
Company Shareholders (including holders of CDIs) as of the close of business on the Record Date are entitled to vote at the Scheme Meeting and the Company GM respectively.
A quorum will be present if the holders of at least a majority of the issued Company Shares entitled to vote at each special meeting either attend such special meeting in person or virtually or are represented by proxy at such special meeting. Abstentions are counted as present for the purpose of establishing a quorum at the Company GM.
Proxies
Shareholders of record are receiving either (i) one mailing that includes both a form of proxy with instructions for voting at the Scheme Meeting and a second form of proxy with instructions for voting at the Company GM or (ii) two mailings, one mailing that includes a form of proxy with instructions for voting at the Scheme Meeting and a second mailing that includes a form of proxy with instructions for voting at the Company GM. You are encouraged to submit a form of proxy (or vote over the internet following the instructions in the form of proxy) for each of the Scheme Meeting and the Company GM as soon as possible.
CDI holders of record are receiving one mailing that includes two CDI voting instruction forms with instructions for voting at the Scheme Meeting and for voting at the Company GM. You are encouraged to complete, sign and return a CDI voting instruction form to Computershare, the CDI registry in Australia, for each of the Scheme Meeting and the Company GM as soon as possible.
Beneficial holders will receive voting instructions applicable to each special meeting from their broker, bank, trustee or other nominee. Beneficial holders should follow the directions provided by their broker, bank, trustee or other nominee regarding how to instruct such broker, bank, trustee or nominee to vote their beneficially held shares.

Shareholders of record may revoke their proxy at any time before it is exercised. Their proxy must be revoked by:
•	Sending a written notice to the Corporate Secretary of the Company at Arcadium Lithium plc, 1818 Market Street, Suite 2550, Philadelphia, PA 19103;
•	Delivering a properly executed, later-dated proxy; or
•	Attending the Meetings and voting by internet, provided that you comply with the conditions set forth in the section of this proxy statement above entitled “How do I Vote?”
CDI holders of record may change or revoke their vote by lodging a later-dated CDI voting instruction form in the following ways:
•
Online: Online at www.investorvote.com.au. To use the online lodgment facility, CDI holders of record will need their holder number (Securityholder Reference Number (SRN) or Holder Identification Number (HIN)) as shown on the front of the CDI voting instruction form.

•	By Post: Computershare Investor Services Pty Limited, GPO Box 242, Melbourne, Victoria 3001.
•	By fax: 1 800 783 447 within Australia or +61 3 9473 2555 outside Australia.
CDI holders of record that wish to change their vote must do so no later than the due date for lodgment of CDI voting instruction forms.
If you are a beneficial holder and have instructed a broker, bank, trustee or other nominee to vote your shares, you must follow directions received from your broker, bank, trustee or other nominee to change your vote or revoke your proxy.
If you have questions, or if you need assistance in changing or revoking your proxy or vote or need additional copies of the forms of proxy or CDI voting instruction forms, you should contact Sodali & Co, the proxy solicitation agent for the Company, in the U.S. by telephone at (800) 662-5200 and in Australia by telephone at 1300-502-987 or via email at ALTM@investor.sodali.com.
If the form of proxy is properly executed and returned, it will be voted in the manner directed by the Company Shareholder executing it, or if no directions are given, it will be voted in accordance with the Company Board’s recommendations.
The Company Board is not currently aware of any business to be acted upon at the Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Meetings, the persons appointed as proxies will have discretion to vote or act on those matters, and where the chairman of the meeting is appointed proxy the chairman will exercise such discretion as in their judgment is in the best interest of the Company and its Company Shareholders.
Solicitation of Proxies
The cost of the solicitation of proxies from Company Shareholders will be borne by the Company. The Company will reimburse brokers and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Shares. The Company has retained the professional proxy solicitation firm Sodali & Co to assist in the solicitation of proxies for a base fee of approximately $30,000 plus reasonable out-of-pocket expenses. In addition to solicitations by mail, the Company’s directors, officers and employees may solicit proxies personally or by email or telephone without additional compensation.
SANCTION OF THE SCHEME OF ARRANGEMENT BY THE COURT
Under the Companies Law, the Scheme also requires the sanction of the Court. The hearing by the Court to sanction the Scheme is currently expected to be held on a date in mid-2025, subject to the prior satisfaction or waiver of the other conditions set out in the section of this proxy statement titled “The Transaction Agreement—Conditions to Complete the Transaction” beginning on page 10 of this proxy statement. Company Shareholders are entitled to attend and be heard at the Sanction Hearing, either in person or through a Jersey advocate, to support or oppose the Scheme, and may also submit written statements regarding the scheme for the Court's consideration. Such statements can be made either: (i) by email sent to ArcadiumScheme@ogier.com; or (ii) in writing, addressed to Arcadium Scheme Correspondence, c/o Ogier

(Jersey) LLP, 3rd Floor, 44 Esplanade, St Helier, Jersey, JE4 9WG. The address of the Court is Royal Court House, Royal Square, St Helier, Jersey JE1 1JG and its telephone number is +44 1534 441 300. The Company will disclose the date of the Sanction Hearing by public announcement and SEC filing after it has been scheduled and not less than 14 days before the Sanction Hearing.
Following sanction of the Scheme by the Court, the Scheme will become effective in accordance with its terms upon a copy of the Court order being delivered to the Registrar of Companies.
Upon the Scheme becoming effective, it will be binding on all Company Shareholders holding Scheme Shares as of the close of business on the Record Date (including Cede & Co. who holds Scheme Shares as a nominee and so a legal owner of Company Shares), irrespective of whether or not they attended or voted in favor of, or against, the Scheme at the Scheme Meeting or in favor of, or against, or abstained from voting on the Special Resolution at the Company GM.
At the Effective Time and in consideration of the transfer of Company Shares to the Buyer and/or its affiliate, the Company Shareholders will be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $5.85 per Company Share that is in issue immediately prior to the Effective Time, subject to required withholding taxes. Further information on the payment of the Consideration can be found in the sections of this proxy statement titled “The Transaction Agreement—Per
Share Consideration to Company Shareholders” beginning on page 4 of this proxy statement, “The Transaction—Consideration to CDI holders” beginning on page 59 of this proxy statement and “The Transaction Agreement—Exchange Procedures” beginning on page 70 of this proxy statement.
If the Scheme does not become effective by April 9, 2026 (or such later date permitted by the terms of the Transaction Agreement, as may be agreed in writing by the Company and the Buyer and as the Court may approve (if such approval is required)), the Scheme will not become effective.
BOARD OF DIRECTORS, MANAGEMENT AND EMPLOYEES
Employment and Benefits Matters
Pursuant to the terms of the Transaction Agreement, for a period of 12 months after the Effective Time, the Buyer or any Parent Group Company shall, or shall cause either of their affiliates to, provide each Continuing Employee with (i) base salary or hourly wage and short-term cash incentive bonus opportunity that, in each case, is no less than the base pay or hourly wage and short-term cash incentive bonus opportunity paid or made available, respectively, to the applicable Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are no less favorable to the applicable Continuing Employee than the severance benefits that the Company applied to Continuing Employees in the relevant jurisdiction immediately prior to the Effective Time and (iii) employee benefits (excluding equity incentives, transaction bonuses, retention benefits, defined benefit plans and post-retiree health and welfare benefits) that are substantially similar in the aggregate to the employee benefits provided to each such Continuing Employee immediately prior to the Effective Time. The Parent Group shall assume and honor the agreements and rights set forth in the disclosure schedule.
In addition, subject to any modifications agreed between the Company and the Buyer, each acting reasonably, prior to the Effective Time, for the Severance Period, the Buyer or any Parent Group Company shall, or shall cause either of their affiliates to, provide to each Continuing Employee who (x) is terminated without “cause” (as defined in the Company’s Omnibus Incentive Plan adopted as of January 4, 2024) during the Severance Period or (y) in the case of Continuing Employees who as of the Effective Time hold Company Equity Awards, resigns for “good reason” during the Severance Period, subject, in each case, to the employee’s execution and non-revocation of a release of claims, lump-sum cash severance equal to the greater of (i) any Statutory Entitlements and (ii) the benefits set forth in the disclosure schedule, which payments shall be in full satisfaction of any Statutory Entitlements.
The Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, to the extent not already paid prior to the Effective Time, pay 2024 Bonuses in accordance with the terms of the applicable Company benefit plan at the time or times that the 2024 Bonuses would normally be paid by the Company in the ordinary course of business consistent with past practice. In addition, the Buyer agrees to, and agrees to cause the Company and each of its respective subsidiaries to, pay 2025 Bonuses based on the achievement of 2025 Annual Bonus Targets; provided, however, that the Buyer shall determine actual achievement of the 2025 Annual Bonus Targets with respect to each Continuing Employee, both with respect to (A) the period through the

Effective Time and (B) the period following the Effective Time through the remainder of calendar year 2025, it being understood that such determinations by the Buyer shall be made reasonably and in good faith based on actual results. Each Continuing Employee who remains employed with the Buyer or any Parent Group Company through December 31, 2025, shall be paid a 2025 Annual Bonus in accordance with the terms of the applicable benefit plan maintained by the Buyer or any Parent Group Company at the same time or times that the Buyer or any Parent Group Company (as applicable) pays annual bonuses in respect of calendar year 2025 to its similarly situated employees. If applicable, in determining achievement of performance metrics for purposes of the 2024 Bonuses and 2025 Bonuses, the Buyer shall reasonably account for the Transaction, any costs and expenses associated with the Transaction, any nonrecurring charges that would not reasonably be expected to have been incurred by the Company and its subsidiaries had the Transaction not arisen and any actions taken by the Parent Group in connection therewith that affect the Company and its subsidiaries.
Directors’ and Officers’ Interests
The Company’s executive officers and directors have interests in the Transaction that are different from, or in addition to, those of Company Shareholders more generally. For more information, please see the section of this proxy statement captioned “The Transaction—Interests of Certain Persons in the Transaction” beginning on page 52 of this proxy statement. If the Transaction is approved, the Company Shares held by the Company’s directors and executive officers will be treated in the same manner as Company Shares held by all other shareholders.
EQUITY AWARD HOLDERS
Treatment of Company Equity Awards
The Transaction Agreement provides that Company Equity Awards that are outstanding immediately prior to the Effective Time will be subject to the following treatment as of the Effective Time:
•
Each outstanding Company Restricted Share Right will be cancelled and exchanged for a number of restricted share rights with respect to a number of Listed Shares determined by multiplying the number of Company Shares subject to such Company Restricted Share Right by the Equity Award Conversion Ratio.

•
Each outstanding Company Stock Option, will be cancelled and exchanged for an option to purchase a number of applicable Listed Shares determined by multiplying (i) the number of Company Shares subject to such Company Stock Option by (ii) the Equity Award Conversion Ratio, rounded down to the nearest whole share. Such stock option will have a per-share exercise price determined by dividing (i) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (ii) the Equity Award Conversion Ratio, rounded up to the nearest whole cent.

•
Each outstanding Non-Employee Director RSU will be cancelled and converted into the right to receive an amount in cash equal to the Per Share Consideration multiplied by the number of Company Shares subject to such Non-Employee Director RSU.

•
Each other outstanding Company RSU will be cancelled and exchanged for a number of restricted stock units with respect to a number of the applicable Listed Shares equal to the number of Company Shares subject to such Company RSU multiplied by the Equity Award Conversion Ratio.

Each equity award issued in exchange for a Company Equity Award will be subject to the same terms and conditions as were applicable to the underlying Company Equity Award immediately prior to the Effective Time (including any applicable double-trigger “change in control” provisions).
TAXATION
The section entitled “Material Tax Consequences of the Transaction” beginning on page 61 of this proxy statement sets forth the material tax consequences of the Transaction.
OVERSEAS SHAREHOLDERS
This explanatory statement has been prepared for purposes of complying with the laws of Jersey and the United States and the rules of the SEC, respectively (to the extent applicable), and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Jersey and the United States.
As regards overseas Company Shareholders based outside of Jersey and the United States (“Overseas Shareholders”), the Transaction may be affected by the laws of the relevant jurisdictions. Such Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.
Overseas Shareholders are encouraged to consult their local tax and legal advisors.
NOTICE TO CDI HOLDERS
This document is not a disclosure document for the purposes of the Corporations Act 2001 (Cth) (the “Australian Corporations Act”), and is not required to, and does not, contain all the information which would be required in a disclosure document under the Australian Corporations Act. This document has not been and will not be lodged or registered with the Australian Securities and Investments Commission, ASX or any other regulatory body or agency in Australia.
ACTION TO BE TAKEN
See “The Special Meetings of Company Shareholders” beginning on page 26 of this proxy statement for a summary of the actions to be taken.
FURTHER INFORMATION
The terms of the Scheme are set out in full in Part 3 (The Scheme of Arrangement) of this proxy statement. Your attention is drawn to the conditions and further terms of the Transaction set out in the remaining parts of this document, all of which form part of this explanatory statement.

PART 3—THE SCHEME OF ARRANGEMENT

IN THE ROYAL COURT OF JERSEY SAMEDI DIVISION	File No. 2024/301

IN THE MATTER OF ARCADIUM LITHIUM PLC

-AND-

IN THE MATTER OF THE COMPANIES (JERSEY) LAW 1991

SCHEME OF ARRANGEMENT
(under Article 125 of the Companies (Jersey) Law 1991)

between

ARCADIUM LITHIUM PLC

and

THE HOLDERS OF THE SCHEME SHARES

(as defined below)

PRELIMINARY
(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions have the following meanings:

“Business Day”
any day other than (a) a Saturday or Sunday or (b) a day on which banking and savings and loans institutions are authorized or required by law to be closed in the Bailiwick of Jersey, London, United Kingdom, Sydney, Australia, or New York, New York, United States of America;

“Buyer”	Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the laws of England & Wales, with company number 16003844;

“CDI”	CHESS depositary interests of the Company;

“CDI Record Date”	on or prior to two business days following the date on which the quotation of the CDIs on the Australian Securities Exchange is suspended;

“Companies Law”	the Companies (Jersey) Law 1991;

“Company”	Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey, with company number 148645;

“Company Shareholder”	a holder of Company Shares from time to time;

“Company Shares”	ordinary shares of par value $1.00 per share of the Company;

“Convertible Notes”	the 4.125% Convertible Senior Notes due 2025 of the Company;

“Court”	the Royal Court of Jersey;

“Court Hearing”	the hearing by the Court of the application to sanction this Scheme under Article 125 of the Companies Law;

“Court Meeting”
the meeting of Scheme Shareholders as at the Voting Record Time (including any adjournment or postponement thereof), convened with the permission of the Court under Article 125 of the Companies Law to consider and, if thought fit, to approve (with or without modification) this Scheme or any adjournment or postponement thereof;

“Court Order”	the Act of the Court sanctioning this Scheme under Article 125 of the Companies Law;

“Effective Time”	has the meaning set out in clause 6(a) of this Scheme;

“Excluded Shares”	(i) any Company Shares beneficially owned by the Buyer or any member of the Parent Group and (ii) any Company Shares held in treasury by the Company;

“holder”	registered holder and includes any person entitled by transmission;

“Latest Practicable Date”	10:00 p.m. (Jersey time) on November 18, 2024, being the latest practicable date before publication of the Scheme Document;

“Parent”	Rio Tinto Western Holdings Limited, a private limited company incorporated under the laws of England & Wales, with company number 00007132;

“Parent Group”
Rio Tinto plc, and its subsidiary undertakings (as defined in the Companies Act 2006 of the United Kingdom) from time to time, together with Rio Tinto Limited and each of its subsidiaries (as defined in the Corporations Act 2001 (Cth) of Australia), and includes any entity that would be considered to be a subsidiary of Rio Tinto plc and/or Rio Tinto Limited if they were treated as one company;

“Paying Agent”	has the meaning set out in clause 3(a) of this Scheme;

“Registrar of Companies”	the Registrar of Companies in Jersey operated by the Jersey Financial Services Commission;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition which the Company and the Buyer agree and which is approved or imposed by the Court;

“Scheme Document”
the scheme circular or other similar document containing the terms of the Scheme and the appropriate explanatory statement in compliance with Article 126(2) of the Companies Law (including a proxy statement) sent to the Company Shareholders, published by the Company in connection with this Scheme;

“Scheme Record Time”	10:00 p.m. (Jersey time) on the date of the Court Hearing, or such later time as the Company and the Buyer may agree with the consent of the Court (if required);

“Scheme Shareholder”	a holder of Scheme Shares;

“Scheme Shares”	the Company Shares:

(i) in issue at the date of the Scheme Document;

(ii) (if any) issued after the date of the Scheme Document but before the Voting Record Time; and

(iii) (if any) issued at or after the Voting Record Time and before the Scheme Record Time (including, for the avoidance of doubt, any Company Shares issued (a) to satisfy the vesting of awards pursuant to existing incentive arrangements of the Company or any of its affiliates or (b) pursuant to the conversion of any outstanding Convertible Notes) on terms that the original or any subsequent holders shall be, or shall have agreed in writing by such time to be, bound by this Scheme, for each of (i), (ii) and (iii), remaining in issue at the Scheme Record Time, but not including any Excluded Shares;

“Transaction Agreement”
the transaction agreement dated October 9, 2024, setting out, inter alia, some proposed terms of the Scheme entered into by the Company and the Buyer (as such agreement may be amended from time to time); and

“Voting Record Time”	10:00 p.m. (Jersey time) on November 18, 2024.

All references to clauses are to clauses of this Scheme.
All references to “U.S. Dollars” and “$” are to the lawful currency of the United States of America.
All references to “Australian Dollars” and “AUD” are to the lawful currency of Australia.
All references to “New Zealand Dollars” and “NZD” are to the lawful currency of New Zealand.
All references to any statutory provision or law or to any order or regulation shall be construed as a reference to that provision, law, order or regulation as extended, modified, replaced or re-enacted from time to time and all statutory instruments, regulations and orders from time to time made thereunder or deriving validity therefrom.
Words importing the singular shall include the plural and vice versa, and words importing the masculine gender shall include the feminine or neutral gender.
A reference to “includes” shall mean “includes without limitation”, and references to “including” and any other similar term shall be interpreted accordingly.
(A)	As at the Latest Practicable Date, the issued share capital of the Company consisted of 1,075,658,355. Company Shares.
(B)	As at the Latest Practicable Date, the Parent, being a member of the Parent Group, beneficially owned 100 Company Shares.
(C)	As at the Latest Practicable Date, there were no Company Shares held in treasury.
(D)
The Buyer has agreed to appear by its advocate at the Court Hearing and to submit to be bound by and undertake to the Court to be bound by this Scheme and to execute and do, or procure to be executed and done, all such documents, acts or things as may be necessary or desirable to be executed or done by them or on their behalf for the purpose of giving effect to this Scheme.

THE SCHEME
1.	TRANSFER OF SCHEME SHARES
(a)
At the Effective Time, the Buyer (or its nominee(s)) shall acquire all legal and beneficial title to all of the Scheme Shares, fully paid-up, free from all liens, equities, charges, encumbrances and other interests together with all rights at the Effective Time or thereafter attached thereto including without limitation the rights to receive and retain all dividends and other distributions (if any) announced, declared, made or paid in respect of the Scheme Shares.

(b)
For such purposes, the Scheme Shares shall be transferred to the Buyer (or its nominee(s)) and such transfer shall be effected by means of a form of transfer or other instrument or instruction of transfer given or executed by any person appointed by the Buyer. Any such form of transfer or other instrument or instruction of transfer so given or executed shall be as effective as if it had been given or executed by the holder or holders of the Scheme Shares thereby transferred.

(c)
Until the register of members of the Company is updated to reflect the transfer of the Scheme Shares pursuant to this clause 1, each Scheme Shareholder irrevocably appoints the Buyer (and/or its nominee(s)) and/or each of their agents and directors as its attorney and/or agent and/or delegate and/or otherwise to exercise or to direct the exercise on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) of any voting rights attached to its Scheme Shares and any or all rights and privileges attaching to its Scheme Shares (including, without limitation, the right to requisition the convening of a general meeting of the Company or any class of its shareholders), to sign on behalf of such Scheme Shareholders such documents, and do such things, as may in the opinion of the Buyer (and/or its nominee(s)) and/or each of their respective agents and directors (in each case, acting reasonably) be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares, to sign any consent to short notice of a general or separate class meeting and to execute a form of proxy or other representative or similar document in respect of its Scheme Shares appointing any person nominated by the Buyer to attend general and separate class meetings of the Company and authorizes the Company to send to the Buyer any notice, circular, warrant or other document or communication which may be required to be sent to it as a member of the Company, such that from the Effective Time, no Scheme Shareholder shall be entitled to exercise any voting rights attached to the Scheme Shares or any other rights or privileges attaching to the Scheme Shares.

(d)	The Company shall register or procure the registration of any transfer(s) of Scheme Shares effected in accordance with clauses 1(a) and 1(b) of this Scheme.
2.	CONSIDERATION FOR THE TRANSFER OF SCHEME SHARES
(a)
In consideration of the transfer of Scheme Shares to the Buyer and/or its nominee(s), each Scheme Shareholder (as appearing in the register of members of the Company at the Scheme Record Time) shall be entitled, in accordance with the terms of this Scheme, to receive an amount in cash, without interest, equal to $5.85 per Scheme Share held as at the Scheme Record Time, subject to any required withholding of taxes (the “Consideration”).

3.	SETTLEMENT
(a)
Settlement shall be effected by way of the selection by the Buyer of a nationally recognized bank or trust company reasonably acceptable to the Company to act as paying agent for the payment of the Consideration (the “Paying Agent”) where the Paying Agent will perform all necessary steps in order to complete settlement and payment of the consideration under the Scheme as set out in clause 2 as soon as practicable after the Effective Time.

(b)
All deliveries of notices, certificates, statements of entitlement, letters of transmittal and/or cheques required to be made under this Scheme shall be made by or on behalf of the Paying Agent as provided for or in connection with the Transaction Agreement, to the address appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(c)
Subject to clause 3(d), all cash payments shall be in U.S Dollars and shall be made payable to the Scheme Shareholder concerned, or in the case of joint holders, to that joint holder whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time by cheque or as the Paying Agent shall otherwise determine and the encashment of any such cheque shall be a complete discharge to the Buyer for the moneys represented thereby.

(d)
The Buyer shall procure that each CDI holder is paid the Consideration in Australian Dollars, New Zealand Dollars or U.S. Dollars in accordance with any existing payment elections recorded by the CDI holder in the CDI register on or prior to the CDI Record Date. The Buyer shall procure that, where the calculation of the Consideration in another currency would result in a holder of CDIs becoming entitled to a fraction of a cent, that fractional entitlement will be rounded up or down to the nearest whole cent and fractional entitlements of 0.5 of a cent will be rounded down to the nearest whole cent.

(e)
None of the Company, the Buyer or their respective agents or nominees shall be responsible for any loss or delay in the transmission of the statements of entitlement or cheques sent to Scheme Shareholders in accordance with this clause 3, which shall be posted at the risk of the Scheme Shareholder concerned.

4.	CERTIFICATES IN RESPECT OF SCHEME SHARES
With effect from and including the Effective Time:
(a)
all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder thereof shall be bound at the request of the Company to deliver up such certificates(s) to the Company or to destroy the same; and

(b)	appropriate entries will be made in the register of members of the Company to reflect the transfer of the Scheme Shares.
5.	MANDATES
All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Time, cease to be valid.
6.	EFFECTIVE TIME
(a)	This Scheme shall become effective at such time as the Court Order has been delivered to the Registrar of Companies in Jersey for registration (the “Effective Time”).
(b)	Unless this Scheme has become effective on or before April 9, 2026 or such later date, if any, as the Company and the Buyer may agree and the Court may allow, this Scheme shall never become effective.
7.	MODIFICATION
The Company and the Buyer may jointly consent on behalf of all persons concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.
8.	GOVERNING LAW
This Scheme is governed by Jersey law and is subject to the exclusive jurisdiction of the Jersey courts.
November 20, 2024

Annex A
TRANSACTION AGREEMENT

BY AND AMONG

ARCADIUM LITHIUM PLC,

RIO TINTO BM SUBSIDIARY LIMITED

AND

RIO TINTO WESTERN HOLDINGS LIMITED

DATED AS OF OCTOBER 9, 2024

A-i

A-ii

TRANSACTION AGREEMENT
This Transaction Agreement (this “Agreement”) is made and entered into as of October 9, 2024, by and among RIO TINTO WESTERN HOLDINGS LIMITED, a private limited company incorporated under the laws of England & Wales (“Parent”), RIO TINTO BM SUBSIDIARY LIMITED, a private limited company incorporated under the laws of England & Wales (“Buyer”), and ARCADIUM LITHIUM PLC, a public limited company incorporated under the laws of the Bailiwick of Jersey (“Company” and, together with Parent and Buyer, the “Parties”).
RECITALS
WHEREAS, the Parties intend that the Company Shares, including the Company Shares represented by CDIs, will be acquired by Buyer on the terms and subject to the conditions set out in this Agreement with the effect that Buyer will acquire the entire issued and to be issued share capital of Company (the “Transaction”), pursuant to the Scheme of Arrangement;
WHEREAS, (i) the board of directors (or equivalent) of each of Company, Parent and Buyer has (A) determined that this Agreement and the Transaction are advisable and in the best interests of its respective shareholders, (B) approved the Transaction on the terms and subject to the conditions set forth herein, and (C) adopted and approved this Agreement; and (ii) the Company Board of Directors has recommended that the shareholders of Company approve the Scheme of Arrangement and pass the Company Shareholder Resolutions; and
WHEREAS, Parent, Company and Buyer desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.
NOW, THEREFORE in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein and intending to be legally bounding hereby, Company, Parent and Buyer agree as follows:
ARTICLE I
THE TRANSACTION
Section 1.1
The Transaction. At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Laws of the Bailiwick of Jersey, including the Companies Law, and the terms of the Scheme of Arrangement: (i) all of the Company Shares then outstanding shall be transferred from the Company Shareholders to Buyer (or an Affiliate of Buyer designated by Buyer in accordance with the terms of the Scheme of Arrangement); and (ii) the Company Shareholders shall be entitled in accordance with the terms of the Scheme of Arrangement to receive an amount in cash, without interest, equal to $5.85 per Company Share that is outstanding immediately prior to the Effective Time (the “Consideration”).

Section 1.2
Closing. The closing of the Transaction upon which the Scheme is effective (the “Closing”) shall take place via electronic document exchange or at the offices of Linklaters LLP located at 1290 6th Ave, New York, NY 10104, on a date to be agreed upon by Buyer and Company that is no later than the fifth (5th) Business Day or, if earlier, the End Date, following the date on which the satisfaction or waiver (to the extent permitted hereunder) of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) occurs, or at such other place, date and time as the Parties may agree in writing. The date on which Closing actually occurs is referred to as the “Closing Date.” Closing shall be deemed to have occurred as of 12:01 a.m., Eastern Time on the Closing Date.

Section 1.3	Effective Time.
On the Closing Date, the Scheme of Arrangement shall become effective at such time as an Act of the Royal Court of Jersey (the “Court”) sanctioning the Scheme of Arrangement (such order, the “Court Order”) has been delivered to the Registrar of Companies in Jersey for registration (such date and time is hereinafter referred to as the “Effective Time”).

ARTICLE II
PURCHASE OF COMPANY SHARES
Section 2.1
Purchase of Company Shares. At the Effective Time, all Company Shares then outstanding shall be transferred from the Company Shareholders in accordance with the provisions of the Scheme of Arrangement, this Section 2.1 and Section 2.2, and the Company Shareholders shall cease to have any rights with respect to the Company Shares except their rights under the Scheme of Arrangement, including the right to receive the Consideration. At the Effective Time, or as promptly as reasonably practicable thereafter but on the day of the occurrence of the Effective Time, Company’s Register of Members will be updated in accordance with the provisions of the Scheme of Arrangement to reflect the transfer of the Company Shares under the Scheme of Arrangement to Buyer (or an Affiliate of Buyer designated by Buyer prior to the filing of the Scheme of Arrangement with the Court), following which Company shall be a wholly owned subsidiary of Buyer or such Affiliate of Buyer.

Section 2.2	Payment Procedures.
(i)
(a)
Prior to the Closing, Buyer shall (A) select a nationally recognized bank or trust company reasonably acceptable to Company to act as paying agent for the payment of the Consideration (the “Paying Agent”) and (B) enter into a Paying Agent agreement, in form and substance reasonably acceptable to Company, with the Paying Agent. On the Closing Date, Buyer shall deposit, or cause to be deposited, with the Paying Agent, for the benefit of the Company Shareholders, cash in an amount equal to the aggregate Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Payment Fund”.

(b)
As promptly as reasonably practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, Buyer shall direct the Paying Agent to mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding Company Shares (the “Certificates”) or non-certificated Company Shares represented by book-entry (the “Book-Entry Shares”) that is entitled to receive the Consideration pursuant to Section 2.1 a letter of transmittal, which shall be in such form and have such other provisions as Buyer and the Paying Agent may reasonably specify. The Paying Agent agreement shall require that each holder of Company Shares that have been converted into the right to receive the Consideration shall be entitled to receive the Consideration in respect of the Company Shares represented by a Certificate, within two (2) Business Days upon delivery to the Paying Agent of a duly completed and validly executed letter of transmittal, or receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares, and, in each case, delivery to the Paying Agent of such other documents as may be reasonably requested by the Paying Agent. The Paying Agent shall accept such letters of transmittal, “agent’s message” with respect to Book-Entry Shares or other documents upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect orderly payments of the Consideration in accordance with normal exchange practices. If payment of the Consideration is to be made to a person other than the person in whose name the Certificate is registered, it shall be a condition precedent to payment that the person requesting such payment shall have paid (and provided all requested documentation thereof) any transfer and other similar Taxes required by reason of the payment of the Consideration to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of Buyer and the Paying Agent that such Tax either has been paid or is not required to be paid. Payment of the Consideration with respect to Book-Entry Shares shall only be made to the person in whose name such Book-Entry Shares are registered. Each Certificate and Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Consideration as contemplated by this Article III, without interest thereon.

Any portion of the Payment Fund which has not been transferred to the holders of Company Shares within twelve (12) months of the Effective Time shall be delivered to Buyer or its designee(s) promptly upon request by Buyer, it being understood that no such delivery shall affect any legal right that a Company Shareholder may have to receive the Consideration. None of Buyer, Parent, Company or the Paying Agent or any of their respective Affiliates or Representatives or agents shall be liable to any Person in respect of any Consideration (or dividends or distributions with respect thereto) from the Payment Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(ii)
At the Effective Time, the share transfer books of Company shall be closed and thereafter (other than to record the transfer of Company Shares to Buyer or its designate in accordance with this Agreement) there shall be no further registration of transfers of Company Shares on the records of Company. From and after the Effective Time, the holders of Certificates or Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to the Company Shares formerly represented thereby except as otherwise provided for herein. If, after the Effective Time, Certificates or Book-Entry Shares are presented to Buyer, Parent, Company or the Paying Agent for any reason, they shall be cancelled and exchanged as provided in this Agreement.

(iii)
In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof (such affidavit to be in a form reasonably satisfactory to Buyer and the Paying Agent), the Consideration payable in respect thereof pursuant to Section 2.1; provided, however, that Buyer may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to deliver a bond in such reasonable and customary amount as Buyer may direct as indemnity against any claim that may be made against Parent, Buyer and their respective Subsidiaries or the Paying Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

Section 2.3	Treatment of Company Equity Awards.
(a)
Treatment of Legacy Restricted Share Rights. Each Legacy Restricted Share Right, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, automatically and without any action on the part of the holder thereof, be exchanged for a number of restricted share rights, subject to the same terms and conditions as were applicable to such Legacy Restricted Share Rights immediately prior to the Effective Time, with respect to a number of the applicable Listed Shares equal to the number of Company Shares underlying such award multiplied by the Equity Award Conversion Ratio (each Legacy Restricted Share Right so adjusted, an “Adjusted Restricted Share Right”). Immediately after the exchange, each Legacy Restricted Share Right will be cancelled.

(b)
Treatment of Non-Employee Director RSU. Each Non-Employee Director RSU, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, by virtue of the Transaction and without any action on the part of any Person, as of the Effective Time, automatically be cancelled and converted into the right to receive an amount in cash equal to the product of (i) the Consideration and (ii) the total number of Shares subject to such Non-Employee Director RSU.

(c)
Treatment of Company Stock Options: Each Company Stock Option, whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, automatically and without any action on the part of the holder thereof, be exchanged for an option to purchase, subject to the same terms and conditions as were applicable to such Company Stock Option immediately prior to the Effective Time (including applicable vesting conditions (including any applicable double-trigger “change in control” provisions) but excluding the number of shares subject to such Company Stock Option and the exercise price of such Company Stock Option), (A) that number of applicable Listed Shares rounded down to the nearest whole share equal to the product determined by multiplying (1) the total number of Company Shares subject to such Company Stock Option immediately prior to the Effective Time by (2) the Equity Award Conversion Ratio and (B) at a per-share exercise price rounded up to the nearest whole cent, equal to the quotient determined by dividing (1) the exercise price per Company Share at which such Company Stock Option was exercisable immediately prior to the Effective Time by (2) the Equity Award Conversion Ratio (each Company Stock Option so adjusted, an “Adjusted Company Stock Option”). Notwithstanding the foregoing, the exercise price and the number of applicable Listed Shares purchasable pursuant to the Adjusted Company Stock Options shall be determined in a manner consistent with the requirements of Section 409A of the Code, and, in the case of any Company Stock Option to which Section 422 of the Code applies, the exercise price and the number of applicable Listed Shares purchasable pursuant to such option shall be determined subject to such adjustments as are necessary in order to satisfy the requirements of Section 424(a) of the Code. Immediately after the exchange, each Company Stock Option will be cancelled.
(d)
Treatment of Company RSUs: Each Company RSU (that is not a Non-Employee Director RSU), whether vested or unvested, that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, automatically and without any action on the part of the holder thereof, be exchanged for a number of restricted stock units, subject to the same terms and conditions (including any applicable double-trigger “change in control” provisions) as were applicable to such Company RSU immediately prior to the Effective Time, with respect to a number of the applicable Listed Shares equal to the number of Company Shares underlying such award multiplied by the Equity Award Conversion Ratio (each Company RSU so adjusted, an “Adjusted Company RSU”). Immediately after the exchange, each Company RSU (that is not a Non-Employee Director RSU) will be cancelled.

(e)
Payment: Parent shall pay or shall cause the Company to pay the holders of the Non-Employee Director RSU without interest and subject to applicable Tax withholdings, the cash payments described in Section 2.3(b) on or as soon as reasonably practicable after the Effective Time, but in any event within five (5) Business Days thereafter.

(f)
Section 409A: To the extent that any Company Equity Award described in this Section 2.3 constitutes nonqualified deferred compensation subject to Section 409A of the Code, any payment contemplated hereby with respect to such award shall be made in accordance with this Agreement and the applicable award’s terms or, if later, at the earliest time permitted under the terms of such award that will not result in the application of a tax or penalty under Section 409A of the Code.

(g)
Division 83A: Parent and Buyer shall use all reasonable efforts to ensure that the replacement interests proposed to be issued in accordance with Section 2.3(d) will be reasonably regarded as matching the existing Company Stock Options and Company RSUs (as applicable) to satisfy the requirements of section 83A-130 of the Income Tax Assessment Act 1997 (Cth).

(h)
Subdivision 124-M: Where section 83A-130 will not apply to an Australian resident holder of Company Stock Options or Company RSUs, Parent and Buyer shall use all reasonable efforts to ensure that the replacement interests proposed to be issued in accordance with Section 2.3 will satisfy the requirements of Subdivision 124-M of the Income Tax Assessment Act 1997 (Cth) for eligible Australian resident holders of Company Stock Options and Company RSUs. Parent undertakes that it will not make a choice to deny rollover relief under subsection 124-795(4) of the Income Tax Assessment Act 1997 (Cth).

(i)
Corporate Actions: Prior to the Effective Time, the Company Board of Directors (or an appropriate committee thereof) shall take all actions necessary (including adopting such resolutions as are necessary) to effect the treatment of the Company Equity Awards contemplated in this Section 2.3. On the Closing Date, Parent shall cause to be filed with the SEC a registration statement on Form S-8 (or any successor or other appropriate form) or an amendment to an existing registration statement on Form S-8 to register the issuance of the ordinary shares of Rio Tinto plc underlying such applicable Company Equity Awards which are converted under Section 2.3 to the applicable holders thereof, and shall use reasonable best efforts to maintain the effectiveness of such registration statement for so long as such awards remain outstanding. Parent shall cause to be filed any additional reasonably required registration statements or other applicable securities filings to register the issuance of any other applicable Listed Shares underlying such other Company Equity Awards described in this Section 2.3 to the applicable holders thereof.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF COMPANY
Except as set forth in the corresponding sections or subsections of the disclosure schedule delivered to Parent and Buyer by Company at the time of entering into this Agreement (the “Company Disclosure Schedule”) (it being understood that any disclosure set forth in one section or subsection of the Company Disclosure Schedule shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure) or as disclosed in the Company SEC Documents (so long as such documents are publicly available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or have been made available to Parent and Buyer) and other than any statements (i) solely in the “Risk Factors” sections of such Company SEC Documents, except to the extent such information consists of factual and/or historical statements and (ii) in any forward-looking statements in such Company SEC Documents or other disclosures that are cautionary, predicative, forward-looking or that speculate about future developments, Company hereby represents and warrants to Parent and Buyer as follows (it being understood and agreed that any representations and warranties contained in this Article III with respect to Nemaska or Naraha (other than those representations and warranties set forth in Section 3.25) shall be deemed to be made only to the extent of Company’s knowledge with respect thereto, regardless of whether such representation or warranty expressly includes such a qualification):
Section 3.1
Qualification, Organization, etc. Section 3.1 of the Company Disclosure Schedule sets forth a list of each Company Subsidiary. Each of Company and each Company Subsidiary is a legal entity duly organized, validly existing and, where relevant, in good standing under the Laws of its respective jurisdiction of organization, and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is duly licensed or qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties, or conduct of its business, requires such qualification, except where the failure to be so organized, validly existing, qualified or, where relevant, in good standing, or to have such power or authority, has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the extent not publicly available, Company has made available to Parent and Buyer true and complete copies of the constitutional documents of Company as amended through and as in effect as of the date of this Agreement (the “Company Governing Documents”). The Company Governing Documents are in full force and effect and Company is not in violation of the Company Governing Documents in any material respect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the constitutional documents of Company Subsidiaries are in full force and effect and Company Subsidiaries are not in violation of their respective constitutional documents.

Section 3.2	Share Capital.
(a)
As of the close of business on October 4, 2024 (such date and time, the “Company Capitalization Date”), (i) an aggregate of 1,075,427,415 Company Shares issued and outstanding, (ii) outstanding Legacy Restricted Share Rights for a total of 734,603 Company Shares (iii) outstanding Company Stock Options to acquire a total of 8,947,213 Company Shares, (iv) outstanding Company RSU Awards for a total of 4,278,005 Company Shares, and (v) no Company Shares were held by Company Subsidiaries. All of the outstanding Company Shares are validly issued, fully paid and non-assessable. From the Company Capitalization

Date to the date of this Agreement, Company has not issued any Company Shares except pursuant to the settlement of Company Equity Awards outstanding as of the Company Capitalization Date, in accordance with their terms. Except as set forth in this Section 3.2(a), and for changes since the Company Capitalization Date resulting from the vesting or the satisfaction of performance conditions applicable to Company Equity Awards or the exercise of Company Options, as of the date of this Agreement, Company has no shares, Company PSUs or other equity interests in issue.
(b)
Except as set forth on Section 3.2(a) of the Company Disclosure Schedule, each of the outstanding shares of capital stock or other equity securities of each of the Company Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable and owned solely by Company or by a direct or indirect wholly-owned Company Subsidiary, free and clear of all Liens.

(c)
Except as set forth in Section 3.2(a) above and Section 3.2(c) of the Company Disclosure Schedule, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, puts, commitments, derivative instruments or rights of any kind that obligate Company or any Company Subsidiary to (i) issue, transfer or sell any shares in the capital or other equity interests of Company or any Company Subsidiary or securities convertible into, or exchangeable for, such shares or equity interests (in each case other than to Company or a wholly-owned Company Subsidiary); (ii) grant, extend or enter into any such subscription, option, warrant, put, call, exchangeable or convertible securities or other similar right, agreement or commitment; or (iii) redeem or otherwise acquire any such shares in its capital or other equity interests.

(d)
Except as set forth on Section 3.2(d) of the Company Disclosure Schedule, neither Company nor any Company Subsidiary has any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the Company Shareholders or any Company Subsidiary on any matter.

(e)
There are no voting trusts or other agreements or understandings to which Company or any Company Subsidiary is a party with respect to the voting of the shares of capital stock or other equity interest of Company or any Company Subsidiary.

(f)
Section 3.2(f) of the Company Disclosure Schedule sets forth, as of the date of this Agreement (i) each Company Subsidiary and the ownership interest of Company in each Company Subsidiary and (ii) any other Person in which Company or any of the Company Subsidiaries’ own capital stock or other equity interest.

(g)
Except as set forth in Section 3.2 above and Section 3.2(g) of the Company Disclosure Schedule, as of the date of this Agreement, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, puts, commitments, derivative instruments or rights of any kind that obligate Company or any Company Subsidiary to (i) provide a material capital contribution to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any other Person that is not a Company Subsidiary; or (ii) make any payment to any Person the value of which is derived from, or calculated based on, the value of Company Shares or any other Company equity interests or any equity interests of any Company Subsidiary.

Section 3.3	Corporate Authority Relative to this Agreement; No Violation.
(a)
Company has all requisite corporate power and authority to enter into this Agreement and, assuming all Conditions are satisfied (or waived, if permitted), to perform its obligations hereunder and to consummate the Transaction (subject to the terms, conditions and intended operation of this Agreement, and the Scheme). The execution, delivery and performance by Company of this Agreement and the consummation of the Transaction have been duly and validly authorized by the Company Board of Directors, and, except as contemplated by this Agreement, no other corporate proceedings on the part of Company or any Company Subsidiary are necessary to authorize the consummation of the Transaction other than the Company Shareholder Approval. As of the date of this Agreement, the Company Board of Directors has unanimously adopted resolutions (i) declaring that this Agreement and the consummation of the Transaction are in the best interests of Company and the Company Shareholders (subject to no Company Superior Proposal emerging), (ii) approving this Agreement and the Transaction, including for purposes of article 9 of the Company Articles of Association, (iii) authorizing the execution, delivery and performance of this Agreement on its terms, (iv) directing that, subject to this Agreement not having been terminated in accordance with its terms (including in connection with a Company Superior Proposal emerging), the Scheme be submitted to the Court and submitted to a vote at the Scheme Meeting and (v) making the Company Board Recommendation. Subject to the Enforceability Exceptions, this Agreement has been duly and validly executed and delivered by Company and constitutes the valid and binding agreement of Company, enforceable against Company in accordance with its terms.
(b)
The execution, delivery and performance by Company of this Agreement and the consummation by Company of the Transaction require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the satisfaction of the conditions set forth in Article VII, (ii) the approval of the Court of the Scheme and the filing of the Court Order, (iii) the filings, consents, approvals, authorizations, clearances or other actions under the Antitrust Laws or the Investment Screening Laws applicable to the Transaction and the expiration or termination of any applicable waiting periods thereunder, (iv) the filing with the SEC of the Proxy Statement and any amendments or supplements thereto, (v) the filing with the Court of the Scheme Document, (vi) compliance with any applicable requirements of the SEC, the NYSE, the Securities Act, the Exchange Act and any other applicable securities laws, (vii) compliance with any applicable requirements of the Jersey Financial Services Commission and (viii) any other actions or filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)
The execution, delivery and performance by Company of this Agreement and the consummation of the Transaction do not and will not (i) assuming that the resolutions referred to in Section 3.3(a) are obtained, contravene, conflict with, or result in any violation or breach of any provision of the Company Governing Documents or the comparable governing instruments of any Company Subsidiary, (ii) assuming that the consents, approvals and filings referred to in Section 3.3(b) are made and obtained and receipt of the Company Shareholder Approval, contravene, conflict with or result in a violation or breach of any provision of any applicable Law or Order, (iii) assuming that the consents, approvals and filings referred to in Section 3.3(b) are made and obtained and receipt of the Company Shareholder Approval, require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Company or any Company Subsidiary is entitled under any provision of any Company Material Contract or (iv) result in the creation or imposition of any Lien on any equity interest, asset or property of Company or any Company Subsidiary other than any Company Permitted Liens, with only such exceptions, in the case of each of clauses (ii) through (iv) above, as have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.4	Reports and Financial Statements.
(a)
Company, the Company Subsidiaries and any predecessor entities thereto have filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by them with or to the SEC since the Applicable

Date (the forms, certifications, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, together with any exhibits and schedules thereto and any information incorporated by reference therein, in each case as amended since the date of their filing and prior to the date hereof, collectively, the “Company SEC Documents”). Each of the Company SEC Documents, at the time of its filing or being furnished, complied or, if not yet filed or furnished, will at the time of being filed or furnished comply, in each case, in all material respects with the applicable requirements of the SEC. As of their respective dates (or, if amended prior to the date of this Agreement, as of the date of such amendment), except as would not be material to Company and its Subsidiaries, taken as a whole, the Company SEC Documents did not, and each Company SEC Document filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, to the knowledge of Company, none of the Company SEC Documents is the subject of ongoing SEC review, inquiry, investigation or challenge or the subject of outstanding or unresolved SEC comments. Allkem Limited and its subsidiaries have filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by them with or to ASIC between January 1, 2021 and January 4, 2024 (collectively, the “Anaconda ASIC Documents”). Each of the Anaconda ASIC Documents, at the time of its filing or being furnished complied in all material respects with the applicable requirements of the Australian Act and the applicable requirements of ASIC. As of their respective dates, except as would not be material to Allkem Limited and its subsidiaries, taken as a whole, the Anaconda ASIC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. As of the date of this Agreement, to the Company’s knowledge, none of the Anaconda ASIC Documents is the subject of ongoing ASIC review, inquiry, investigation or challenge or the subject of outstanding or unresolved ASIC comments.
(b)
Each of the audited and unaudited consolidated financial statements included in or incorporated by reference into the Company SEC Documents (including the related notes and schedules) fairly presents or, in the case of the Company SEC Documents filed after the date of this Agreement, will fairly present, in each case, in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Company and the Company Subsidiaries, as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to, in the case of any unaudited interim financial statements, normal and recurring year-end audit adjustments that are not and will not be material in amount or effect).

(c)
Since the Applicable Date, Company, the Company Subsidiaries, and any predecessor entities thereto have complied in all material respects with the NYSE requirements. The audited consolidated financial statements of Livent Corporation for the year ended on December 31, 2023 (including the related notes and schedules) fairly presents in all material respects, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Livent Corporation and its subsidiaries, as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended. The audited consolidated financial statements of Allkem Limited for the year ended on June 30, 2023 (including the related notes and schedules) fairly presents in all material respects, in conformity with IFRS applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Allkem Limited and its subsidiaries, as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended.

(d)	The Company has complied in all material respects with the requirements of Part 16 of the Companies Law.

Section 3.5
Internal Controls and Procedures. Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) sufficient to comply in all material respects with all legal and accounting requirements applicable to Company and the Company Subsidiaries and as otherwise required by Rule 13a-15 or 15d-15 under the Exchange Act. Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Company, each Company Subsidiary, each predecessor entity thereto to which the Sarbanes-Oxley Act was applicable and each of their respective officers and directors in their capacities as such are in compliance with, and, since the Applicable Date, have complied with, the applicable provisions of the Sarbanes-Oxley Act and the Exchange Act. Based on its evaluation of internal controls over financial reporting, Company’s management has disclosed to Company’s auditors and the audit committee of the Company Board of Directors (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect in any material respect Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s internal control over financial reporting. Since the Applicable Date and prior to the date of this Agreement, no complaints from any source regarding a material violation of accounting procedures, internal accounting controls or auditing matters or compliance with Law, including from any current or former employee of Company, any Company Subsidiary or predecessor entities thereto, regarding questionable accounting, auditing or legal compliance matters have, to the knowledge of Company, been received by Company.

Section 3.6
No Undisclosed Liabilities. There are no obligations or liabilities of Company, any Company Subsidiary or any predecessor entities thereto of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, in each case other than (i) liabilities or obligations disclosed, reflected or reserved against in the consolidated balance sheet of Company as of June 30, 2024, and the notes thereto set forth in Company’s latest Form 10-Q, (ii) liabilities or obligations incurred in the ordinary course of business since June 30, 2024, (iii) liabilities or obligations arising out of this Agreement (and which do not arise out of a breach by Company of any representation or warranty or covenant in this Agreement), or (iv) liabilities or obligations that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.7
Customers. Section 3.7 of the Company Disclosure Schedule sets forth a true, correct and complete list of the top ten (10) largest customers of Company (measured by dollar volume of purchases from such customers) for the nine-month period ending on September 30, 2024. Between the Balance Sheet Date and the date of this Agreement, none of such customers has, in writing, (i) cancelled or terminated its Company Material Contracts with any of Company or Company Subsidiaries or notified any of Company or Company Subsidiaries in writing of any intention to do any of the foregoing, (ii) stated the intention of such Person to change, in a manner materially adverse to Company or Company Subsidiaries, taken as a whole, the relationship of such Person with Company or Company Subsidiaries, or (iii) threatened to do any of the foregoing. As of the date of this Agreement, there are no unresolved material claims or disputes pending between Company and/or any of Company Subsidiaries, on the one hand, and any such customers, on the other hand, with respect to any Company Material Contract related thereto.

Section 3.8	Compliance with Laws; Permits.
(a)
Each of the Company, the Company Subsidiaries and any predecessor entities thereto is, and since the Applicable Date has been, in compliance with and is not, and since the Applicable Date has not been, in default under, or in violation of, any Law or Order applicable to Company, such Subsidiaries, predecessor entities or any of their respective properties or assets, except where such non-compliance, default or violation has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)
The Company, the Company Subsidiaries and any predecessor entities thereto are, and since the Applicable Date have been, in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, exemptions, consents, certificates, registrations, concessions, approvals and orders necessary for Company and the Company Subsidiaries to own, lease and operate their properties and assets and to carry on their businesses as they are now being conducted (the “Company Permits”), except where the failure to have any of the Company Permits has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Company Permits are in full force and effect, except where the failure to be in full force and effect has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Company and each Company Subsidiary is in compliance with all Company Permits, except where the failure to be in compliance has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c)
(i) Neither Company nor any Company Subsidiary is in default or violation of any term, condition or provision of any Company Permit; and (ii) to Company’s knowledge, no action or notice has been issued by any Governmental Entity, nor any conditions or facts exist, that may result in revocation or material amendment to any Company Permit, in each case except where such default, violation, action or notice has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(d)
Neither Company nor any Company Subsidiary is a party to or subject to the provisions of any judgment, order, writ, injunction, decree, award, stipulation or settlement of or with any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.9	Environmental Laws.
(a)
Except as set forth on Section 3.9(a) of the Company Disclosure Schedule, neither Company nor any Company Subsidiary has had, nor would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (a) Company, the Company Subsidiaries and any predecessor entities thereto are now, and have been since the Applicable Date, in compliance with all Environmental Laws and Environmental Permits; (b) none of Company, any Company Subsidiary or any predecessor entities thereto has treated, stored, handled, manufactured, generated, distributed, sold, disposed of or arranged for disposal of, transported, released, exposed any Person to, or owned or operated any property or facility contaminated by, any Hazardous Substance, in each case as would, or otherwise could reasonably be expected to, result in liability under any Environmental Law; (c) none of Company, any Company Subsidiary or any predecessor entities thereto has, since the Applicable Date (or earlier to the extent unresolved), received any notice alleging that Company, any Company Subsidiary or any predecessor entities thereto (i) may be in violation of or subject to liability, under any Environmental Law or relating to any Hazardous Substances, (ii) has any liability or responsibility for conducting any investigation, response, corrective action, or closure at any real property or any other location, and/or (iii) there is no claim, Proceeding, demand, Lien, Order, investigation or information request current, pending or, to the knowledge of Company, threatened against Company, any Company Subsidiary or any predecessor entities thereto, under any Environmental Law or relating to any Hazardous Substances; and (d) neither Company, any Company Subsidiary nor any predecessor entities thereto has assumed or provided an indemnity with respect to any current or pending obligation or liability of any other Person relating to Environmental Laws or any Hazardous Substances (excluding any indemnities included in Contracts entered into in the ordinary course of business that are not principally related to environmental liabilities).
(b)
Neither Company nor Company Subsidiaries have any liability, responsibility, or obligation to conduct any investigation, remediation, removal, or closure, or to pay or reimburse any person for the costs of any such investigation, remediation, removal, or closure, of a lithium hydroxide production facility in Bessemer City, North Carolina, facilities at Argentina, Catamarca or any other facilities.

Section 3.10	Employee Benefit Plans.
(a)
Section 3.10 of the Company Disclosure Schedule sets forth, as of the date of the Agreement, a true, correct and complete list of each material Company Benefit Plan. With respect to each material Company Benefit Plan, Company has made available to Parent and Buyer true, correct and complete copies of (or, to the extent no such copy exists, a description of), in each case, to the extent applicable, the current plan document, all amendments thereto and the most recent summary or a summary plan description provided to participants.

(b)	Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or as disclosed in Section 3.10(b)of the Company Disclosure Schedule:
(i)
Each Company Benefit Plan has been established, administered and maintained in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and all other applicable Laws and the terms of any applicable Collective Bargaining Agreement;

(ii)	Each Company Benefit Plan that is a “non-qualified deferred compensation plan” is in compliance (in operation and in form) with section 409A of the Code;
(iii)
With respect to each Company Benefit Plan, all reports, returns, notices and other documentation that are required to have been filed with or furnished to the IRS, the DOL, the PBGC, the SEC or any other Governmental Entity, or to the participants or beneficiaries of such Company Benefit Plan, have been filed or furnished on a timely basis;

(iv)
Each Company Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS to the effect that the Company Benefit Plan satisfies the requirements of Section 401(a) of the Code and that its related trust is exempt from taxation under Section 501(a) of the Code and there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification;

(v)
No Service Provider has been improperly excluded from participation in any Company Benefit Plan and the Company does not have any direct or indirect liability, whether actual or contingent, with respect to any misclassification of any person as an independent contractor rather than as an employee, or with respect to any employee leased from another employer;

(vi)	No non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred involving any Company Benefit Plan;
(vii)
No fiduciary has any liability for breach of fiduciary duty or any other failure to act or comply with the requirements of ERISA, the Code or any other applicable Laws in connection with the administration or investment of the assets of any Company Benefit Plan; and

(viii)	Any bonding required with respect to the Company Benefit Plans in accordance with applicable provisions of ERISA has been obtained and is in full force and effect.

(c)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company has not incurred any current or projected liability in respect of post-employment health, medical or life insurance benefits for any Service Provider, except as may be required under COBRA, and at the expense of such Service Provider.

(d)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no Company Benefit Plan is a defined benefit pension plan (as defined in Section 3(35) of ERISA) subject to Title IV of ERISA or plan subject to Section 412 of the Code or Section 302 of ERISA; (ii) there is no ERISA Affiliate Liability that could reasonably be expected to be a material liability of the Company; and (iii) no event has occurred, and to the knowledge of the Company, no condition exists that presents a material risk of resulting in any ERISA Affiliate Liability that would reasonably be expected to be a material liability to the Company or any Company Subsidiary.

(e)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Company Benefit Plan is a Multiemployer Plan or Multiple Employer Plan and neither the Company nor any of its ERISA Affiliates has at any time sponsored or contributed to, or had any obligation to sponsor or contribute to, or had any Liability or obligation in respect of, any Multiemployer Plan or Multiple Employer Plan.

(f)
With respect to any Company Benefit Plan, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) no actions, liens, lawsuits, claims or complaints (other than routine claims for benefits) are pending or threatened; (ii) no facts or circumstances exist that could give rise to any such actions, liens, lawsuits, claims or complaints; (iii) no written or oral communication has been received from the PBGC in respect of any Company Benefit Plan that is a Title IV Plan or a Multiemployer Plan concerning the funded status of any such plan or any transfer of assets and liabilities from any such plan in connection with the transactions contemplated herein; (iv) no administrative investigation, audit or other administrative proceeding by the DOL, the PBGC, the IRS or any other Governmental Entity is pending, in progress or threatened (including any routine requests for information from the PBGC); and (v) there are no audits or proceedings initiated pursuant to the Employee Plans Compliance Resolution System or similar proceedings pending with the IRS or DOL with respect to any Company Benefit Plan.

(g)
Except as disclosed in Section 3.10(g) of the Company Disclosure Schedule or as otherwise provided in this Agreement, none of the execution and delivery of this Agreement, shareholder approval of this Agreement or the consummation of the Transaction contemplated by this Agreement could (either alone or in combination with another event) result in (i) any of the following with respect to any Service Provider: (A) severance pay upon any termination of employment or service after the date of this Agreement, or any increase thereof; (B) any payment, compensation or benefit becoming due, or any increase thereof; and (C) the acceleration of the time of payment or vesting of any payment, compensation or benefit; (ii) any other liability or obligation pursuant to any of the Company Benefit Plans; (iii) any limitation or restriction on the right of Company’s ability to merge, amend or terminate any of the Company Benefit Plans; or (iv) the payment of any amount that could, individually or in combination with any other payment, constitute an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code). As soon as reasonably practicable following the date hereof, the Company shall make available to Parent and Buyer the “base amount” for each “disqualified individual” and a reasonable estimate of potential “parachute payments” such person could receive (each as defined in Section 280G of the Code). Company is not party to and has no obligation, under any Company Benefit Plan or otherwise, to compensate, gross-up or indemnify any person for Taxes, including those payable pursuant to Section 409A or 4999 of the Code.

Section 3.11	Labor Matters.
(a)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Company and the Company Subsidiaries are, and since the Applicable Date, have been, in compliance in all respects with all U.S. federal, state, local and foreign Laws regarding labor, employment and employment practices, including but not limited to all Laws relating to: (i) the hiring, promotion, assignment and termination of employees (including but not limited to timing and usage of employment applications, drug testing and pre-employment testing); (ii) discrimination; (iii) harassment; (iv) retaliation; (v) equal employment opportunities; (vi) disability; (vii) labor relations; (viii) wages and hours; (ix) the FLSA and applicable state and local wage and hour Laws; (x) hours of work; (xi) payment of wages (including but not limited to the timing of payments, recordkeeping and reporting of wages to employees); (xii) immigration; (xiii) workers’ compensation; (xiv) employee benefits; (xv) background and credit checks; (xvi) working conditions; (xvii) occupational safety and health; (xviii) family and medical leave; (xix) classification of employees; (xx) unfair competition/noncompetition; and (xxi) any bargaining or other obligations under the National Labor Relations Act, in each case, including, but not limited to, the Labor Management Relations Act, the Fair Credit Reporting Act, the Occupational Safety and Health Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family Medical Leave Act, the Equal Pay Act, the Rehabilitation Act, ERISA, the Health Insurance Portability Act of 1996, the Uniform Services Employment and Reemployment Rights Act, the Genetic Information Nondiscrimination Act, 42 U.S.C. §§ 1981, 1983, 1985, and 1986, the Sarbanes-Oxley Act and the Immigration Reform and Control Act.

(b)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Service Provider has all work permits, immigration permits, visas or other authorizations required by applicable Law for such Service Provider given the duties and nature of such Service Provider’s services. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of Company and its Subsidiaries has met all requirements under Laws relating to the employment of foreign citizens and residents, including all requirements of Form I-9 and any E-Verify obligations, and the Company does not employ, and has never employed, any person who was not permitted to work in the jurisdiction in which such person was employed.

(c)
Except as disclosed in Section 3.11(c) of the Company Disclosure Schedule, Company is not party to or bound by any other Collective Bargaining Agreements. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no labor union or group of employees of Company has made a pending demand for recognition or certification of a bargaining representative of any such employees in respect of their employment with Company, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened to be brought or filed with or before the National Labor Relations Board or any other labor relations Governmental Authority with respect to representation of any such employees in respect of their employment with Company. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date, there have been no organizing activities, union election activity or attempts to bargain collectively relating to any employees of Company in respect of their employment with the Company. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date, there have been no strikes, work stoppages, slowdowns, picketing, concerted refusal to work overtime, handbilling, demonstrations, leafletting, lockouts, arbitrations or grievances (in each case involving labor matters) or other material labor disputes pending or, to the knowledge of the Company, threatened against Company. Company has not entered into any agreement, arrangement or understanding, whether written or oral, with any labor union, trade union, works council or other employee representative body for any material number or category of its employees that would prevent or materially restrict or impede the consummation of the Transaction contemplated by this Agreement or, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the implementation of any layoff, redundancy, severance or similar program within its or their respective workforces (or any part of them).
(d)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Company has not incurred any liability or obligation under the WARN Act and the regulations promulgated thereunder or any similar state, local or foreign Law that remains unsatisfied.

(e)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened claims, suits, actions or other legal proceeding against Company brought by or on behalf of any applicant for employment, any Service Provider, any current or former leased employee, intern, volunteer or “temp” of Company, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any labor or employment Laws; (ii) breach of any Collective Bargaining Agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.

(f)
Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date, all individuals who perform or have performed services for Company have been properly classified under applicable Law (i) as employees or individual independent contractors and (ii) for employees, as an “exempt” employee or a “non-exempt” employee (within the meaning of the FLSA and state Law), and no such individual has been improperly included or excluded from any Company Benefit Plan, and Company has not received notice of any pending or threatened inquiry or audit from any Governmental Entity concerning any such classifications.

Section 3.12	Absence of Certain Changes or Events.
(a)	Since January 4, 2024, there has not occurred any Effect that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)
To the extent not publicly disclosed, since January 4, 2024 through the date of this Agreement, the business of Company and the Company Subsidiaries has in each case been conducted, in all material respects, in the ordinary course of business.

Section 3.13
Investigation; Litigation. There are no Proceedings current, pending or threatened in writing (or, to the knowledge of Company, orally) against Company or any Company Subsidiary, except for those that have not been, and would not reasonably be expected to be, individually or in the aggregate, material to Company and the Company Subsidiaries, taken as a whole. Except as set forth on Section 3.13 of the Company Disclosure Schedule or as would not reasonably be expected to be material to Company and the Company Subsidiaries, taken as a whole, (a) there are no, and since January 4, 2024, there has not been any, settlement agreements or similar written agreements between Company or any Company Subsidiaries and any Governmental Entity and (b) there is no, and since January 4, 2024, there has not been any, outstanding Order of any Governmental Entity against or otherwise affecting the Company or any Company Subsidiaries or any of their properties or assets, except for Orders of general applicability affecting the industry generally in which Company and Company Subsidiaries operate. Except as would not reasonably be expected to be material to Company and the Company Subsidiaries, taken as a whole, to the knowledge of the Company, (i) no investigation directed or targeted at Company or any Company Subsidiaries is being conducted by any Governmental Entity and (ii) no such investigation is scheduled or pending.

Section 3.14	Tax Matters.
(a)	Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date:
(i)	Company is resident for Tax purposes only in Ireland and each Company Subsidiary is resident for Tax purposes only in its jurisdiction of incorporation;
(ii)	the Register of Members has been kept at all times in Jersey and no share register of Company is or has been kept in any other jurisdiction;
(iii)
all Tax Returns that are required to be filed by or with respect to Company or any of its Subsidiaries or predecessor entities have been timely filed (taking into account any extension of time within which to file), and all such Tax Returns are true, complete and accurate;

(iv)
Company, its Subsidiaries and predecessor entities have paid all Taxes due and owing by any of them, including any Taxes required to be withheld from amounts owing to any employee, creditor or third party (in each case, whether or not shown on any Tax Return), other than Taxes that are being contested by Company or any of its Subsidiaries in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the consolidated financial statements of Company and its Subsidiaries included in the Company SEC Documents (collectively, the “Company Disclosure Documents”);

(v)	there is no current, pending or threatened in writing Proceeding with a Governmental Entity with respect to any Taxes of Company or any of its Subsidiaries or predecessor entities;
(vi)
none of Company or any of its Subsidiaries or predecessor entities has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency;

(vii)
in the past two years, none of Company or any of its Subsidiaries or predecessor entities has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify in whole or in part for tax-free treatment under Section 355 of the Code or so much of Section 356 as relates to Section 355 (or any similar provisions of state, local or non-U.S. Law);

(viii)
no claim has been made in writing by a Governmental Entity in a jurisdiction where any of Company or its Subsidiaries does not file Tax Returns that such Person is or may be required to filed Tax Returns in, or subject to taxation by, that jurisdiction;

(ix)
other than where such item arises or election or change is made in the ordinary course of business, neither Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of (A) any “closing agreement,” as described in Section 7121 of the Code (or any directly equivalent provision of state, local or non-U.S. Law) entered into on or prior to the Closing Date, (B) any “domestic use election” (or directly equivalent election under state, local or non-U.S. Law) or (C) a change in the method of accounting for a period ending prior to or including the Closing Date;

(x)
none of Company or any of its Subsidiaries is a party to any Tax allocation, sharing, indemnity, or reimbursement agreement or arrangement (other than (i) any customary Tax indemnification provisions in ordinary course commercial agreements or arrangements that are not primarily related to Taxes or (ii) agreements or arrangements exclusively between or among Company and its wholly-owned Subsidiaries) or has any liability for Taxes of any Person (other than Company or any of its wholly-owned

Subsidiaries) by reason of Contract, assumption, operation of Law, Treasury Regulations Section 1.1502-6 (or any directly equivalent provision of state, local or non-U.S. Law), transferee or successor liability, or otherwise;
(xi)	there are no Liens for Taxes upon any property or assets of Company or any of its Subsidiaries, except for the Company Permitted Liens;
(xii)
neither Company nor any of its Subsidiaries has been involved in any scheme or arrangement, a main purpose of which was the avoidance or deferral of, or a reduction in Tax and which cannot reasonably be regarded as a reasonable course of action in relation to the relevant tax legislation having regard to all the circumstances;;

(xiii)
there are set out in the Company Disclosure Schedule details of all consents, clearances, concessions, arrangements or agreements which have been obtained from or made with any Governmental Entity in relation to the Tax affairs of Company, any Company Subsidiaries or, to the knowledge of the Company, any of their shareholders, officers or employees pursuant to which the relevant person is authorised not to comply with what would otherwise be its statutory obligations and which may affect the Tax affairs of the Company or any Company Subsidiaries after completion of the Transaction. Company and each Company Subsidiary has acted in accordance with the terms of such consents, clearances, concessions, arrangements or agreement so as not to alter or prejudice their continuing application; and

(xiv)	neither Company or any Company Subsidiary has made any election under any law or regulation implementing the OECD’s proposals published on December 20, 2021 for Global Anti-Base Erosion Model Rules.
(b)
Neither Company nor any of its Subsidiaries has taken or agreed to take any action or knows of any facts or circumstances that could reasonably be expected to cause Company (or its Subsidiaries) to be treated as a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or a domestic corporation pursuant to Section 7874 of the Code and the Treasury Regulations promulgated thereunder, in each case, as a result of the Transaction contemplated by this Agreement. Neither Company nor its Subsidiaries have acquired the stock, equity interests or assets of a “domestic corporation” or “domestic partnership” (in each case, for U.S. federal income tax purposes) in exchange for shares, stock options or equity rights of Company pursuant to a plan that includes the transactions contemplated by the A-L Transaction Agreement (other than the transactions contemplated by the A-L Transaction Agreement) for purposes of Treasury Regulations Section 1.7874-2(c)(4)(iii).

Notwithstanding any other provision in this Agreement, the representations and warranties contained in this Section 3.14 and, to the extent relating to Taxes, Section 3.4, Section 3.5, Section 3.6, Section 3.10 and Section 3.11 are the only representations and warranties being made with respect to Taxes.
Section 3.15	Intellectual Property.
(a)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) Company or a Company Subsidiary owns and possesses all right, title and interest in and to the Intellectual Property owned or purported to be owned by the Company or any Company Subsidiary (collectively, “Owned Intellectual Property”) or otherwise possesses a valid and legally enforceable right to use all other Intellectual Property used in or necessary for the operation of their respective businesses as currently conducted (collectively, the “Company Intellectual Property”), in each case, free and clear of all Liens; (ii) all Owned Intellectual Property which is registered or the subject of an application for registration or issuance is valid, in full force and effect, and payment of all renewal and maintenance fees and expenses in respect thereof, and all filings related thereto have been duly made; (iii) there are no current, pending or, to the knowledge of Company, threatened claims, actions or Proceedings against Company or any Company

Subsidiary (x) alleging infringement, misappropriation or other violations by Company or any Company Subsidiary of any third party’s Intellectual Property or (y) challenging the ownership, validity or enforceability of any Owned Intellectual Property; (iv) the conduct of the businesses of Company and the Company Subsidiaries has not infringed, misappropriated or otherwise violated, and does not infringe, misappropriate or otherwise violate, any third party’s Intellectual Property; (v) to the knowledge of Company, no third party has infringed, misappropriated or violated or is infringing, misappropriating or violating any Owned Intellectual Property; (vi) the Intellectual Property owned by Company or any of its Subsidiaries is not subject to any outstanding settlement or Order restricting the use, registration, ownership or disposition thereof; (vii) Company and the Company Subsidiaries have taken commercially reasonable efforts to maintain and protect all Owned Intellectual Property; (viii) Company and Company Subsidiaries have reasonable and appropriate physical, technical, and administrative security measures in place to protect the integrity and security of Company’s and the Company Subsidiaries’ IT Assets, including Trade Secrets and other data to the extent stored or contained therein, and reasonable procedures to back up data and appropriate disaster recovery plans; (ix) there has been no breach, ransomware attack, cyber incident, or similar disruption affecting IT assets; any unauthorized access to the IT Assets or any Trade Secrets to the extent stored or contained therein; or any theft, loss or unauthorized disclosures of any data (including but not limited to Trade Secrets and Personal Information to the extent stored or contained therein) held by Company or any Company Subsidiary; (x) neither Company nor any Company Subsidiary is bound by any Contract that, upon consummation of the Transaction, will cause or require Buyer or Company or any of their Subsidiaries (other than Company or any of its Subsidiaries, to the extent so bound prior to the Closing Date) to grant, or cause to be granted, to any third party any right to or with respect to any Intellectual Property owned by any of them prior to the Closing Date and (xi) to the knowledge of the Company no funding, facilities or resources of a university or other educational institution or Governmental Entity was used in the development of any Owned Intellectual Property and no university or other education institution or Governmental Entity has any claim or right in and to any Owned Intellectual Property.
(b)
The Company Intellectual Property constitutes all Intellectual Property necessary for the conduct of the respective businesses of Company and the Company Subsidiaries as currently conducted and is sufficient for Buyer to operate the business of Company and the Company Subsidiaries from and after the Closing Date in all material respects as operated immediately prior to the Closing Date.

(c)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, with respect to Software owned or purported to be owned by Company or any Company Subsidiary (the “Owned Software”), (i) Company or a Company Subsidiary is in actual possession and control of the applicable source code, object code, notes, documentation, and know-how to the extent required for use, development, enhancement, maintenance and support of such Owned Software, (ii) no source code for any Owned Software has been accessed by, disclosed to or used by a third party, other than an employee or consultant and acting on behalf of Company or any Company Subsidiary under a written agreement that reasonably protects source code for Owned Software and permits such use and access, and (iii) to the knowledge of the Company, no Owned Software contains, links with, embeds or requires use of any “open source” code, shareware or other Software that is made generally available to the public without requiring payment of fees or royalties or that does or may require disclosure or licensing of any such Owned Software or any other Owned Intellectual Property. All Owned Software is used solely for internal business purposes.

(d)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the businesses of Company and each Company Subsidiary are being conducted in compliance with all applicable Laws pertaining to privacy, data protection and information security; and (ii) no Governmental Entity or Person has alleged that

Company or any of its Subsidiaries has failed to comply with applicable Laws pertaining to privacy, data protection or information security or threatened to conduct an investigation into or take enforcement action against Company or Company Subsidiaries.
(e)
Each element of the IT Assets is owned by, or validly used under, a written agreement Company or a Company Subsidiary. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the IT Assets (i) are sufficient for the current needs of the businesses of Company and its Subsidiaries, (ii) since the Applicable Date, have not malfunctioned or failed and (iii) to the knowledge of Company, are free from any malicious code.

(f)
Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Company and each of its Subsidiaries have used commercially reasonable measures to ensure the confidentiality, privacy and security of Personal Information collected or held for use by Company or its Subsidiaries.

Section 3.16	Real Property.
(a)
With respect to the real property owned by Company or any Company Subsidiary (such property collectively, the “Company Owned Real Property”), except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, either Company or a Company Subsidiary has good and marketable fee simple title to such Company Owned Real Property, free and clear of all Liens, other than any such Lien (i) for Taxes or governmental assessments, charges or claims of payment not yet due and payable (or that may thereafter be paid without penalty) or being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP on the consolidated financial statements of Company and the Company Subsidiaries included in the Company Disclosure Documents; (ii) which is a carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Lien arising in the ordinary course of business for amounts which are not overdue for a period of more than 90 days and for which adequate reserves have been established in accordance with GAAP on the consolidated financial statements of Company and the Company Subsidiaries included in the Company Disclosure Documents; (iii) which is disclosed on the most recent (as of the date hereof) consolidated balance sheet of Company included in the Company Disclosure Documents filed with the SEC prior to the date of this Agreement or notes thereto or securing Indebtedness reflected on such balance sheet; (iv) which was incurred in the ordinary course of business since the date of the most recent consolidated balance sheet of Company included in the Company Disclosure Documents filed with the SEC prior to the date of this Agreement; (v) that is an easement, covenant, condition or restriction of record or Lien as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the business of Company or any of the Company Subsidiaries; (vi) that is a zoning or other governmentally established Lien as to which no material violation exists or, if such violation exists, as to which the cure of such violation would not materially interfere with the conduct of the business of Company or any of the Company Subsidiaries; (vii) that is a railroad trackage agreement, utility, slope or drainage easement, right-of-way easement or lease regarding any sign as to which no material violation or encroachment exists or, if such violation or encroachment exists, as to which the cure of such violation or encroachment would not materially interfere with the conduct of the business of Company or any of the Company Subsidiaries; (viii) that is an imperfection of title or license, if any, that does not materially impair the use or operation of any real property to which it relates in the conduct of the business of Company or any of the Company Subsidiaries; (ix) Section 4.15(b) affecting the underlying fee interest of any Company Leased Real Property; or (x) set forth in Section 3.16(a) of the Company Disclosure Schedule (any such Lien described in any of clauses (i) through (x), a “Company Permitted Lien”). Neither Company nor any of the Company Subsidiaries has received notice of any current or pending, and to the knowledge of Company there is no threatened, condemnation proceeding with respect to any Company Owned Real Property, except proceedings which have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There are no outstanding options, rights of first offer or rights of first refusal to purchase the Company Owned Real Property or any portion thereof or interest therein, except as have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each material lease, sublease and other agreement under which Company or any of its Subsidiaries uses or occupies or has the right to use or occupy any real property (the “Company Leased Real Property”) is valid, binding and in full force and effect, subject to the Enforceability Exceptions and (ii) no uncured default of a material nature on the part of Company or, if applicable, its Subsidiary or, to the knowledge of Company, the landlord thereunder exists with respect to any Company Leased Real Property and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, Company and each of its Subsidiaries has a good and valid leasehold interest in or contractual right to use or occupy, subject to the terms of the lease, sublease or other agreement applicable thereto, the Company Leased Real Property, free and clear of all Liens, except for Company Permitted Liens.

(c)
Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in the Company Owned Real Property and the Company Leased Real Property are in good condition and repair and sufficient for the operation of the business conducted thereon.

Section 3.17	Required Vote; Takeover Provisions.
(a)	The Company Shareholder Approval is the only vote of holders of securities of Company required to approve the Scheme and to consummate the Transaction.
(b)	No anti-takeover provision in the Company Governing Documents is applicable to the Transaction.
Section 3.18	Material Contracts.
(a)
Section 3.18 of the Company Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each Contract described below in this Section 3.18(a) under which Company or any Company Subsidiary is bound or to which any of their respective properties or assets is subject, in each case as of the date of this Agreement (all Contracts of the type described in this Section 3.18(a), in each case whether entered into before, on or after the date of this Agreement, being referred to herein as the “Company Material Contracts”):

(i)	any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC);
(ii)
(A) any material joint venture, partnership or other similar Contract, (B) any shareholders, investors rights, registration rights or similar agreement or arrangement relating to Company or any Company Subsidiary and (C) any connected or related services or management agreements relating to Sales de Jujuy Pte. Ltd, Sales de Jujuy S.A. and Nemaska Lithium, Inc.;

(iii)
each Contract relating to the acquisition or disposition of any material business (whether by merger, sale of stock, sale of assets or otherwise) pursuant to which Company or any of its Subsidiaries has or could reasonably be expected to have material continuing rights or obligations following the date of this Agreement, including pursuant to any “earn-out” or indemnity;

(iv)
sales, distribution, agency and marketing offtake Contracts (or series of related Contracts) involving in excess of $50,000,000 in any annual period containing any “change of control” or similar provisions that may be triggered by the Transaction;

(v)
each Contract under which Company or any Company Subsidiary (x) is granted any license or other right with respect to any Intellectual Property of a third party (excluding licenses to off-the-shelf software), or (y) has granted to a third party any license or other right with respect to any Owned Intellectual Property (excluding non-exclusive licenses granted in the ordinary course of business) and, in each of (x) and (y) above, which such Contract or Intellectual Property is material to Company and the Company Subsidiaries, taken as a whole;

(vi)	any Contract that includes any Affiliate of Company as a counterparty or third party beneficiary and that would be required to be disclosed under Item 404 of Regulation S-K of the SEC;
(vii)
any Contract that contains “earn out” or other contingent payment obligations, that are reasonably expected to result in payments after the date hereof by Company or any Company Subsidiaries in excess of $10,000,000;

(viii)
any lease, sublease, license or occupancy agreement with respect to a Company Leased Real Property under which Company or any Company Subsidiaries is a lessee or sublessee and for which the annual base rental payments during the 12-month period ended June 30, 2024 exceeded $10,000,000, or by the terms of such lease or sublease, are reasonably expected to exceed $10,000,000 during the next 12 months;

(ix)
each Contract under which Company or any Company Subsidiary (x) is granted any license or other right with respect to any Intellectual Property of a third party (excluding licenses to off-the-shelf software), or (y) has granted to a third party any license or other right with respect to any Company Intellectual Property (excluding non-exclusive licenses granted to customers on Company’s form in the ordinary course of business) and, in each of (x) and (y) above, which such Contract or Intellectual Property is material to Company and the Company Subsidiaries;

(x)
each Contract that limits the freedom of Company or any Company Subsidiary to compete in any line of business or geographic region (including any Contract that requires Company or any Company Subsidiary to work exclusively with any Person in any line of business or geographic region, or which by its terms would so limit the freedom of Buyer or its Subsidiaries after the Effective Time), or with any Person, or otherwise restricts the research, development, extraction, manufacture, marketing, distribution or sale of any product by Company and the Company Subsidiaries, in each case in a manner that is material to the business of Company and the Company Subsidiaries, taken as a whole, as currently conducted;

(xi)
each Contract involving the settlement of any Proceeding or threatened Proceeding (or series of related Proceedings) (A) which (x) would reasonably be expected to involve payments after the date hereof in excess of $25,000,000 or (y) would reasonably be expected to impose or currently imposes material monitoring or reporting obligations to any other Person outside the ordinary course of business or material restrictions on Company or any Company Subsidiary or (B) which is material to Company and the Company Subsidiaries, taken as a whole, and with respect to which material conditions precedent to the settlement have not been satisfied as of the date hereof;

(xii)	each material Collective Bargaining Agreement; and
(xiii)
(A) each loan Contract, promissory note, letter of credit (to the extent drawn) and other evidence of indebtedness for borrowed money in excess of $10,000,000, (B) any mortgages, pledges, royalty, factoring or streaming payments, other/alternative financing arrangements and other evidences of Liens securing such obligations on any real or other property that is material to Company and the Company Subsidiaries, taken as a whole, and (C) any guarantees provided for the benefit of any Person (other than a Company Subsidiary) that is material to Company and the Company Subsidiaries, taken as a whole, other than performance guarantees to any customer or supplier in the ordinary course of business.
(b)
Company has made available to Buyer prior to the date of this Agreement a true and complete copy (including all attachments, schedules and exhibits thereto) of each Company Material Contract as in effect on the date of this Agreement. Except for breaches, violations or defaults which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) each Company Material Contract is in full force and effect and is a valid and binding Contract of Company or its Subsidiaries, as applicable, and, to the knowledge of Company, of each other party thereto, enforceable against Company or such Subsidiary, as applicable, and, to the knowledge of Company, each other party thereto, in accordance with its terms (except for any Company Material Contract that expired in accordance with its terms or was otherwise amended, modified or terminated after the date of this Agreement in accordance with Section 5.1) and (ii) (x) neither Company nor any of its Subsidiaries, nor (y) to the knowledge of Company any other party to a Company Material Contract, has (in the case of each of (x) or (y) above) violated any provision of, or taken or failed to take any act which, with or without notice, lapse of time, or both, would constitute a default under the provisions of, such Company Material Contract, and neither Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under any Company Material Contract.

Section 3.19
Insurance. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all current, insurance policies (or replacements thereof) and Contracts of insurance of Company and its Subsidiaries are in full force and effect and are valid and binding and cover against the risks as are customary in all material respects for companies of similar size in the same or similar lines of business and (b) all premiums due thereunder have been paid. Neither Company nor any of its Subsidiaries has received notice of cancellation or termination with respect to any third-party insurance policies or Contracts (other than in connection with normal renewals of any such insurance policies or Contracts) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.20
Finders and Brokers. Neither Company nor any Company Subsidiary has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transaction, except that Company has engaged Gordon Dyal & Co., LLC and UBS Securities LLC as Company’s financial advisors.

Section 3.21	Anti-Corruption.
(a)
Except as would not be material to Company and the Company Subsidiaries, taken as a whole, neither Company, any Company Subsidiary nor any predecessor entities thereto, nor any of their respective officers, directors, managers, employees or agents, representatives or other persons acting on their behalf, has, since the Applicable Date, in connection with the business of Company, any Company Subsidiary or predecessor entity, (i) made any unlawful payment or given, offered, promised, authorized, or agreed to give, money or anything else of value, directly or indirectly, to any Government Official, for the purpose of influencing any action or decision of the Government Official in his or her official capacity or inducing the Government Official to use his or her influence with any Governmental Entity to affect or influence any official act, or (ii) otherwise taken any action in violation of the FCPA or any other applicable Anti-Corruption Legislation.

(b)
Except as would not be material to Company and the Company Subsidiaries, taken as a whole, neither Company nor any Company Subsidiary, nor any director, manager, employee or, to the knowledge of Company after exercising due care, any agent, representative or other person acting on behalf of the Company, any Company Subsidiary or predecessor entity is currently or has since the Applicable Date been subject to any actual, pending, or, to Company’s knowledge, threatened Proceedings, or made any voluntary disclosures to any Governmental Entity, involving an actual or alleged violation by Company, any Company Subsidiary or predecessor entity of any Anti-Corruption Legislation.

(c)
Except as would not be material to Company and the Company Subsidiaries, taken as a whole, Company and each Company Subsidiary have maintained and currently maintain (i) books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Company and each Company Subsidiary, and (ii) internal accounting controls sufficient to provide reasonable assurances that all transactions and access to assets of Company and each Company Subsidiary are executed only in accordance with management’s general or specific authorization.

(d)
Company and each Company Subsidiary have instituted policies and procedures reasonably designed to ensure compliance in all material respects with applicable Anti-Corruption Legislation and maintain such policies and procedures in force.

Section 3.22
Sanctions. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither Company, any Company Subsidiary nor any predecessor entity, nor any director, manager, employee or agent of Company, of any Company Subsidiary or of any predecessor entity thereto, (a) is a Sanctioned Person, (b) since the Applicable Date, engaged in, or has any plan or commitment to engage in, direct or indirect dealings with any Sanctioned Person or in any Sanctioned Country on behalf of Company or any Company Subsidiary or predecessor entity, (c) since the Applicable Date, violated, or engaged in any conduct sanctionable under, any Sanctions Law, nor, to the knowledge of Company, been the subject of an investigation or allegation of such a violation or sanctionable conduct, or (d) made any voluntary disclosures to any Governmental Entity, involving an actual or alleged violation by Company or any Company Subsidiary of any applicable Sanctions Law.

Section 3.23
Export and Import Matters. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of Company, any Company Subsidiary or predecessor entity, or any director, manager, employee or agent of Company, any Company Subsidiary or predecessor entity have, since the Applicable Date, committed any violation of Ex-Im Laws, including requirements regarding the export, reexport, transfer or provision of any goods, software, technology, data or service within the scope of, or any required or applicable licenses or authorizations under all applicable Ex-Im Laws and the valuation, classification, or duty treatment requirements of imported merchandise, the eligibility requirements of imported merchandise for favorable duty rates or other special treatment, country of origin marking requirements, antidumping and countervailing duties, and all other applicable U.S. import laws administered by U.S. Customs and Border Protection (or similar Laws of other jurisdictions in which Company and the Company Subsidiaries operate).

Section 3.24
Mining Rights. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Mining Rights, the Company Easements and the Company Water Rights (a) have been duly filed and registered with the respective registry, (b) have been granted to and registered in the name of Company or a Company Subsidiary, (c) are owned by Company or a Company Subsidiary with good and valid title thereto and (d) are subsisting, unexpired, and in full force and effect. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all fees and other amounts in respect thereof have been paid in full and neither Company nor any Company Subsidiary owes any payments to the surface landowners of the land covered by the Company Easements and Company or its Subsidiary have otherwise satisfied all current requirements under applicable Law relating to the granting and holding of mining easements. Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Person other than Company or a Company Subsidiary has any right, title or interest in, to or under the Company Mining Rights, the Company Easements or the Company Water Rights and there are no adverse or competing claims in respect thereof or Liens thereon. Neither Company nor any Company Subsidiary has any exploration and exploitation concessions, mining rights, easements, rights of ways, servitudes or other similar interests other than the Company Mining Rights, the Company Easements and the Company Water Rights.
Section 3.25
Naraha and Nemaska. As of the date of this Agreement, the equity interests in Naraha and Nemaska owned by Company or any Company Subsidiary of Naraha or Nemaska are set forth on Section 3.25 of the Company Disclosure Schedule, and are owned by Company or such Company Subsidiary free and clear of all Liens.

Section 3.26
No Other Representations. Except for the representations and warranties contained in Article III or in any certificates delivered by Parent or Buyer in connection with the Scheme, Company acknowledges that none of Buyer or any of their respective Subsidiaries or Representatives makes, and Company acknowledges that it has not relied upon or otherwise been induced by, any other express or implied representation or warranty with respect to Parent, Buyer or any of their respective Subsidiaries or with respect to any other information (or the accuracy or completeness thereof) provided or made available to them in connection with the Transaction, including any information, documents, projections, forecasts or other material made available to Company or its Representatives in “data rooms” or management presentations related to the Transaction.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER
Except as set forth in the corresponding sections or subsections of the disclosure schedule delivered to Company by Buyer and Parent at the time of entering into this Agreement (the “Buyer Disclosure Schedule”) (it being understood that any disclosure set forth in one section or subsection of the Buyer Disclosure Schedule shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure), each of Parent and Buyer hereby represents and warrants to Company as follows, severally and not jointly, each only as to itself:
Section 4.1
Qualification, Organization, etc. Each of Parent and Buyer and is a legal entity duly organized, validly existing and, where relevant, in good standing under the Laws of its respective jurisdiction of organization, and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted.

Section 4.2
Capitalization. Parent indirectly owns 100% of the issued and outstanding share capital of Buyer. Buyer has been formed solely for the purpose of the Transaction and, since its date of formation, has not carried on any business or conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto, and has not incurred any liabilities or obligations other than in connection with the Transaction and activities incidental to Buyer’s formation.

Section 4.3	Corporate Authority Relative to this Agreement; No Violation.
(a)
Buyer has all requisite corporate power and authority to enter into this Agreement and is obtained, to perform its obligations hereunder and to consummate the Transaction to which it is or is contemplated to be a party. The execution, delivery and performance by each of Parent and Buyer of this Agreement and the consummation of the Transaction have been duly and validly authorized by the Board of Directors of each of Parent and Buyer, respectively, and no other corporate proceedings on the part are necessary to authorize the consummation of the Transaction. As of the date of this Agreement, the Board of Directors of each of Parent and Buyer, respectively, has unanimously adopted resolutions (i) declaring that this Agreement and the consummation of the Transaction are advisable and fair to, and in the best interests of each such entity’s respective shareholders (ii) approving this Agreement and the Transaction, and (iii) authorizing the execution, delivery and performance of this Agreement on its terms. This Agreement has been duly and validly executed and delivered by each of Parent and Buyer and constitutes the valid and binding agreement of each of Parent and Buyer, enforceable against each of Parent and Buyer in accordance with its terms, except that (1) such enforcement may be subject to applicable bankruptcy, insolvency, examinership, reorganization, moratorium or other similar Laws, now or hereafter in effect, relating to creditors’ rights generally and (2) equitable remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought (such exceptions in clauses (1) and (2) above, the “Enforceability Exceptions”). The execution, delivery and performance by each of Parent and Buyer of this Agreement and the consummation by each of Parent and Buyer of the Transaction require no action by or in respect of, or filing with, any Governmental Entity, other than (i) the Buyer agreeing to be bound by the Scheme at the Court hearing to sanction the Scheme, (ii) the filings, consents, approvals, authorizations, clearances or other actions set forth on Exhibit A and the expiration or termination of any applicable waiting periods thereunder, and (iii) any other actions or filings the absence of which has not had and would not, individually or in the aggregate, prohibit, prevent or materially delay the consummation of the Transaction or the ability of Parent and Buyer to fully perform their respective covenants and obligations pursuant to this Agreement.
(b)
The execution, delivery and performance by Parent and Buyer of this Agreement, and the consummation of the Transaction do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the Articles of Association of Parent or Buyer, respectively, (ii) assuming that the consents, approvals and filings referred to in Section 4.3(a) are made and obtained, contravene, conflict with or result in a violation or breach of any provision of any applicable Law, or (iii) assuming that the consents, approvals and filings referred to in Section 4.3(a) are made and obtained, require any consent or other action by any Person, with only such exceptions, in the case of each of clauses (ii) or (iii), as have not had and would not, individually or in the aggregate, prohibit, prevent or materially delay the consummation of the Transaction or the ability of Parent and Buyer to fully perform their respective covenants and obligations pursuant to this Agreement.

Section 4.4
Investigation; Litigation. There are no civil, criminal or administrative actions, suits, claims, litigation, charges, demands, notices of violation, enforcement actions, hearings, arbitrations, audits, examinations, inquiries, investigations or other proceedings (“Proceedings”) current, pending or, to the knowledge of Parent or Buyer, threatened against Parent or Buyer, respectively, except for those that have not had and would not, individually or in the aggregate, prohibit, prevent or materially delay the consummation of the Transaction or the ability of Parent and Buyer to fully perform their respective covenants and obligations pursuant to this Agreement.

Section 4.5
Finders and Brokers. None of Parent, Buyer or any Parent Group Company has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Transaction, except that Parent has engaged J.P. Morgan Securities PLC, J.P. Morgan Securities LLC, and Goldman Sachs International as Parent’s financial advisors.

Section 4.6
Sufficiency of Funds. Parent and Buyer will have at the Closing sufficient cash in immediately available funds to enable them to consummate the Transaction pursuant to the terms of this Agreement, including to pay the Consideration, to make all payments in respect of the Company Equity Awards and to pay all other amounts incurred or otherwise payable by Parent or Buyer at the Closing and otherwise in connection with the Transaction and the other transactions contemplated by this Agreement. Parent and Buyer acknowledge that in no event will the receipt or availability of any funds or financing by or to Parent, Buyer or any of their Affiliates or any other financing transaction be a condition to any of the obligations of Parent or Buyer hereunder.

Section 4.7	Ownership of Company Shares. Except for a de minimis number of Company Shares, none of Parent, Buyer or their respective Subsidiaries or Affiliates (a) beneficially owns, directly or indirectly (including pursuant to a derivatives contract), any Company Shares, other Company securities or Company Subsidiary securities or (b) has any rights to acquire, directly or indirectly, any Company Shares, other Company securities or Company Subsidiary securities except pursuant to this Agreement.
Section 4.8
Proxy Statement and Scheme Document. None of the information with respect to Parent, Buyer or any of their respective Affiliates that has been supplied by or on behalf of Parent or Buyer for inclusion or incorporation by reference in the Proxy Statement or the Scheme Document will, at the time it is filed with the SEC in definitive form, at the time it (or any amendment or supplement thereto) is first disseminated to Company Shareholders, or at the time of the Scheme Meeting or the Company GM, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made by Buyer with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Company.

Section 4.9
Solvency. Assuming (a) the satisfaction of the conditions to Parent’s obligation to consummate the Transaction, (b) the accuracy of the representations and warranties set forth in Article III of this Agreement and (c) after giving effect to the transactions contemplated by this Agreement, including the payment of the aggregate Consideration and the payment of all related fees and expenses, Buyer on a consolidated basis will be Solvent as of the Effective Time and immediately after the consummation of the transactions contemplated hereby. For purposes of this Agreement, “Solvent” when used with respect to any Person means that, as of any date of determination, (i) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (A) the value of all “liabilities of such Person, including contingent and other liabilities,” as of such date, as such quoted terms are generally determined in accordance with applicable federal laws governing determinations of the insolvency of debtors, and (B) the amount that will be required to pay the probable liabilities of such Person on its existing debts (including contingent liabilities) as such debts become absolute and matured, (ii) such Person will not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged following such date and (iii) such Person will be able to pay its liabilities, including contingent and other liabilities, as they mature.

Section 4.10
No Other Representations. Except for the representations and warranties contained in Article III or in any certificates delivered by Company in connection with the Scheme, each of Parent and Buyer acknowledges that none of Company or any of its Subsidiaries nor any of its or their Representatives makes, and Buyer acknowledges that it has not relied upon or otherwise been induced by, any other express or implied representation or warranty with respect to the Company or any of its Subsidiaries, or with respect to any other information (or the accuracy or completeness thereof) provided or made available to Parent and Buyer in connection with the Transactions, including any information, documents, projections, forecasts or other material made available to Parent, Buyer or their respective Representatives in “data rooms” or management. presentations to the Transactions.

ARTICLE V
COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING CLOSING
Section 5.1	Conduct of Business by Company Pending Closing.
(a)
Between the date of this Agreement and the earlier of the Effective Time and the time, if any, at which this Agreement is terminated pursuant to Section 8.1 (the “Pre-Closing Period”), except (w) as set forth in Section 5.1 of the Company Disclosure Schedule, (x) as expressly contemplated, required or expressly permitted by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by Parent, which consent shall not be unreasonably withheld, delayed or conditioned (it being understood and agreed that if Parent does not approve or reject such consent request within five Business Days of Company’s submission of such request, such consent shall be deemed given by Parent), Company shall, and shall cause each Company Subsidiary (other than Nemaska and Naraha) to, conduct its business in the ordinary course of business, including by using commercially reasonable efforts to (i) preserve intact its and their present business organizations, (ii) maintain in effect all its and their material Permits, (iii) continue to conduct its business in accordance with the Company Business Plan in all material respects, and (iv) preserve its and their present relationships with Governmental Entities and with customers, suppliers and other Persons with whom it and they have material business relations.
(b)
Without limiting the generality and in furtherance of the foregoing, during the Pre-Closing Period, except (w) as set forth in Section 5.1(b) of the Company Disclosure Schedule, (x) as expressly contemplated, required or expressly permitted by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by Parent, which consent shall not be unreasonably withheld, delayed or conditioned (it being understood and agreed that if Parent does not approve or reject such consent request within five Business Days of Company’s submission of such request, such consent shall be deemed given by Parent), Company shall not, and Company shall cause each Company Subsidiary (other than Nemaska and Naraha) not to:

(i)
(A) amend the Company Governing Documents or the governing documents of any Company Subsidiary, (B) split, combine, subdivide, reduce or reclassify any of its issued or unissued capital stock or other equity interests, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity interests, except as permitted by Section 5.1(b)(iii) or for any such transaction by a Company Subsidiary which remains a Company Subsidiary after consummation of such transaction, (C) declare, determine to be paid, set aside, authorize or pay any dividends on or make any distribution with respect to its outstanding shares of capital stock or other equity interests, except for any dividends or distributions paid by a direct or indirect Company Subsidiary to another direct or indirect Company Subsidiary or to Company, (D) enter into any agreement with respect to the voting of its capital stock or other equity interests, or (E) purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or other equity interests or any securities convertible or exchangeable into or exercisable for any shares of its capital stock or other equity interests (other than (1) pursuant to the vesting of, exercise (whether cashless or not) forfeiture of, or withholding of Taxes with respect to, Company Equity Awards, in each case in accordance with past practice and as required or permitted by the terms of the Company Equity Plan as in effect on the date of this Agreement (or as modified after the date of this Agreement in accordance with the terms of this Agreement) or (2) purchases, repurchases, redemptions or other acquisitions of capital stock or other equity interests of any Company Subsidiary by Company or any other Company Subsidiary);

(ii)
authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, dissolution, merger, continuance overseas, consolidation, restructuring, recapitalization or other reorganization (excluding any Transaction, mergers or consolidations between Company Subsidiaries or transfers of interests of Company Subsidiaries to Company or other Company Subsidiaries, or liquidation or dissolution of a Company Subsidiary);

(iii)
except as required by the terms and conditions of any Company Benefit Plan in effect on the date of this Agreement (including when the Company Board of Directors is affirmatively required to exercise discretion thereunder, provided that the Company Board of Directors is acting reasonably), (A) grant any long-term incentive awards (including Company Equity Awards), other than pursuant to the terms in effect of any employment, change of control or retention agreement in effect, in each case, on the date of this Agreement, (B) materially amend or modify any Company Benefit Plan or establish any new material Company Benefit Plan (including any plan, program or arrangement that would be a Company Benefit Plan if it were in existence immediately before the date of this Agreement), other than to renew Company’s health care insurance program in the ordinary course of business and consistent with prior practice, (C) modify or increase the compensation or benefits payable or to become payable to any of its directors, officers, employees or individual independent contractors, other than pursuant to the terms in effect of any employment agreement in effect, in each case, on the date of this Agreement, (D) pay or award, or commit to pay or award, any bonuses or incentive compensation, other than (1) as part of Company’s calendar year 2024 annual compensation, or (2) as part of Company’s calendar year 2025 annual compensation (in the case of clauses (1) and (2) above, consistent with past practice), (E) establish, adopt, enter into, amend or terminate any Collective Bargaining Agreement or other Contract, (F) except as contemplated by Section 2.3, take any action to accelerate the vesting, payment or funding of any payment or benefit payable or to become payable to any of its directors, officers, employees or individual independent contractors, (G) terminate the employment of any executive officer of Company, other than for cause, (H) hire any senior employee having total target annual cash compensation of more than $300,000 or any executive officer of Company, in each case other than to fill open positions or positions that become open, to complete hirings that are already in progress as of the date hereof or to fill new roles that have been duly budgeted and approved, or (I) implement or announce any employee layoffs (other than for cause or in the ordinary course of business);
(iv)
make any material change in financial accounting policies, principles, practices or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP, applicable Law or SEC rules;

(v)
authorize or announce an intention to authorize, or enter into agreements providing for, any acquisitions of any business or investments in third parties (other than any capital expenditures, which are the subject of Section 5.1(b)(xiii)), whether by merger, consolidation, purchase of property or assets, joint venture, licenses or otherwise, except for such transactions for consideration (including assumption of liabilities) that do not exceed (when taken together with all other such transactions) $10,000,000 in the aggregate (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition);

(vi)
enter into any new material line of business other than any line of business that is reasonably ancillary to or a reasonably foreseeable extension of any line of business engaged in by Parent or Buyer as of the date of this Agreement;

(vii)
issue, deliver, grant, sell, transfer, pledge, dispose of or encumber, or authorize the issuance, delivery, grant, sale, transfer, pledge, disposition or encumbrance of, any shares of capital stock, voting securities or other equity interests in Company or any Company Subsidiary or any securities convertible into or exchangeable for any such shares, voting securities or equity interests, or any rights, warrants or options to acquire any such shares of its capital stock, voting securities or equity interests or any “phantom” stock, “phantom” stock rights, stock appreciation rights or stock based performance units or take any action to cause to be exercisable any otherwise unexercisable Company Equity Award, other than (A) as otherwise required by the terms and conditions of any Company Equity Award as in effect on the date hereof or granted after the date hereof as expressly permitted hereunder (including when the Company Board of Directors is affirmatively required to exercise discretion thereunder, provided that the Company Board of Directors is acting reasonably) or issued after the date hereof in accordance with the terms of this Agreement, (B) issuances of Company Shares in respect of the settlement of Company Equity Awards outstanding on the date hereof and in accordance with their respective terms as in effect on the date hereof or granted after the date hereof as expressly permitted hereunder, (C) as permitted by Section 5.1(b)(iii) above or (D) issuances of securities to Company by a Company Subsidiary or between Company Subsidiaries;

(viii)
create, incur, assume or otherwise become liable with respect to any Indebtedness (whether evidenced by a note or other instrument, pursuant to an issuance of debt securities, financing lease, sale-leaseback transaction, royalty, factoring or streaming payments or otherwise), other than (A) Indebtedness solely between Company and a Company Subsidiary or between Company Subsidiaries in the ordinary course of business, (B) borrowings by Company or any Company Subsidiary in the ordinary course of business under the Company Credit Agreement and guarantees of such borrowings issued by the Company Subsidiaries to the extent required under the terms of the Company Credit Agreement as in effect on the date hereof, (C) in connection with any existing project financing pursuant to existing financing arrangements in effect as of the date hereof and publicly disclosed by Company prior to the date hereof and (D) in connection with letters of credit issued or hedging arrangements entered into in the ordinary course of business;

(ix)
make any loans, advances or capital contributions to, or investments in, any other Person (other than Company (in the case of loans and advances) or any Company Subsidiary), in each case other than in the ordinary course of business or as otherwise permitted pursuant to Section 5.1(b)(xiii);

(x)
sell, lease, license, transfer, exchange, swap, let lapse, cancel, pledge, abandon or otherwise dispose of, or subject to any Lien (other than any Company Permitted Lien), any properties or assets (including Intellectual Property but excluding its own equity interests), except (A) in the case of Liens, as required in connection with any Indebtedness permitted to be incurred pursuant to Section 5.1(b)(vii), (B) sales of inventory or products produced in the ordinary course of business, or dispositions of obsolete or worthless equipment, in the ordinary course of business, (C) non-exclusive licenses of Intellectual Property in the ordinary course of business, (D) such transactions with neither a fair market value of the assets or properties nor an aggregate purchase price that exceeds (when taken together with all other such transactions) $25,000,000 in the aggregate (valuing any non-cash consideration at its fair market value as of the date of the agreement for such transaction), and (E) for transactions among Company and its Company Subsidiaries or among Company Subsidiaries;

(xi)
without limiting Section 6.9, settle, or offer or propose to settle, any Proceeding involving or against Company or any of its Affiliates, other than (A) ordinary course disputes with vendors, customers or employees in which no litigation or arbitration commences and (B) settlements or compromises of any Proceeding where (1) the amount paid in an individual settlement or compromise by Company or any of its Affiliates (and not including any amount paid by third-party insurance carriers or third parties of Company or its Affiliates) does not exceed the amount set forth in Section 5.1 of the Company Disclosure Schedule and (2) there is no material non-monetary relief;

(xii)
(A) make or change any material Tax election or change any Tax accounting period for purposes of a material Tax or material method of Tax accounting, (B) settle or compromise any audit or Proceeding relating to Taxes that involves a material amount of Taxes or (C) enter into any “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any material Tax;

(xiii)
make or commit to any new capital expenditure, other than (A) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident or (B) in the ordinary course of business or (C) an amount, in the aggregate, not in excess of 120% of the capital expenditure amount for the eighteen-month period following the date of this Agreement set forth in Section 5.1(b)(xiii) of the Company Disclosure Schedule;

(xiv)
except in the ordinary course of business or with respect to matters that are expressly permitted by the other provisions of this Section 5.1(b), (A) enter into any Contract that would, if entered into prior to the date hereof, be a Company Material Contract, or (B) modify, amend or terminate any Company Material Contract or waive, release or assign any material rights, benefits or claims thereunder; or

(xv)	agree, resolve or commit, in writing or otherwise, to do any of the foregoing.
(c)
During the Pre-Closing Period, except (w) as set forth in Section 5.1 of the Company Disclosure Schedule, (x) as expressly contemplated, required or expressly permitted by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by Parent, which consent shall not be unreasonably withheld, delayed or conditioned (it being understood and agreed that if Parent does not approve or reject such consent request within five Business Days of Company’s submission of such request, such consent shall be deemed given by Parent), Company shall use its commercially reasonable efforts to cause each of Nemaska and Naraha to conduct its business in the ordinary course of business.

(d)
Without in any way limiting any party’s rights or obligations under this Agreement, nothing contained in this Agreement shall give Parent or Buyer, directly or indirectly, the right to control or direct the operations of Company or any of its Subsidiaries prior to the Effective Time. Prior to the Effective Time, Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.

Section 5.2	Solicitation by Company.
(a)
Except as expressly permitted by this Section 5.2, Company shall, and Company shall cause the Company Subsidiaries and each of its and the Company Subsidiaries’ respective directors, officers and employees to, and shall use its reasonable best efforts to cause its and the Company Subsidiaries’ respective third-party consultants, financial advisors, accountants, legal counsel, investment bankers and other third party agents, advisors and representatives to, immediately cease and cause to be terminated any discussions and negotiations with any Company Third Party conducted heretofore with respect to any inquiry, proposal or offer that constitutes a Company Competing Proposal, or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal. Company will promptly (and in each case within 24 hours from the date of this Agreement) deliver written notice to each Company Third Party (and such Company Third Party’s Representatives) that has executed a confidentiality agreement for purposes of evaluating any transaction that could be a Company Competing Proposal to return or destroy (as provided in the terms of such confidentiality agreement) all confidential information concerning Company or any Company Subsidiary and shall promptly (and in each case within 24 hours from the date of this Agreement) terminate all physical and electronic data access previously granted to each such Company Third Party.

(b)
No Solicitation or Negotiation. Company agrees that, except as expressly permitted by this Section 5.2 (including if required under Section 5.2(b) and including as expressly permitted by Section 5.2(e)), it shall not, and it shall cause the Company Subsidiaries and each of its and the Company Subsidiaries’ respective directors, officers and employees not to, and it shall use reasonable best efforts to cause its and the Company Subsidiaries’ respective Representatives not to, directly or indirectly:

(i)
initiate, solicit, knowingly encourage or otherwise knowingly facilitate (including by way of furnishing non-public information) any inquiries or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, any Company Competing Proposal;

(ii)
engage in, continue or otherwise participate in any discussions or negotiations with any Company Third Party with respect to, relating to or in furtherance of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal;

(iii)
provide any non-public information or data or access to the properties, assets or employees of Company or its Subsidiaries to any Company Third Party in connection with, related to or in contemplation of any Company Competing Proposal or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Competing Proposal;

(iv)	approve any Company Third Party becoming an “interested member” under article 9 of the Company Articles of Association;
(v)
discuss with any Company Third Party, approve or recommend, or propose to discuss, approve or recommend, or execute or enter into any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal or any inquiry, proposal or offer, in each case of the foregoing that would reasonably be expected to lead to a Company Competing Proposal (other than a confidentiality agreement as provided in Section 5.2(e)(ii) entered into in compliance with Section 5.2(e)(ii)); or

(vi)	submit any Company Competing Proposal to the vote of the Company Shareholders, provided, that notwithstanding anything to the contrary in this Section 5.2, Company or any of its Representatives may, in response to an unsolicited inquiry or proposal from a Company Third Party, inform a Company Third Party or its Representative of the restrictions imposed by the provisions of this Section 5.2 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder).
(c)
Notice. Company shall promptly notify Buyer (in no event later than 48 hours) of (i) the receipt by any executive officer or director of Company of any Company Competing Proposal or any inquiries, expressions of interest, proposals or offers that are or would reasonably be expected to lead to a Company Competing Proposal, (ii) the receipt by Company (or any of its Representatives) of any request for information relating to Company or any of its Subsidiaries from any Company Third Party who has made or is reasonably likely to make a Company Competing Proposal, or (iii) any discussions or negotiations with respect to a Company Competing Proposal sought to be initiated or continued by any Company Third Party with Company, its Subsidiaries or any of their respective Representatives. Each such notice shall indicate the name of such Person and contain a written summary of the material financial (including price) and other terms and conditions of any inquiries, expressions of interest, proposals, offers or requests. Following delivery of the initial notice, Company shall keep Parent and Buyer informed, on a reasonably current basis, of the status and material developments or terms of any such inquiries, expressions of interest, proposals, offers or requests (including any amendments thereto) and the status of any such discussions or negotiations. Neither Company nor any of its Subsidiaries will enter into any agreement with any Person which prohibits Company from providing any information to Parent or Buyer in accordance with, or otherwise complying with, this Section 5.2.

(d)	Company agrees that, except as expressly permitted by Section 5.2(f), the Company Board of Directors shall not, directly or indirectly:
(i)
change, withhold, withdraw, qualify or modify, or publicly propose or announce any intention to change, withhold, withdraw, qualify or modify in a manner adverse to Parent or Buyer, the Company Board Recommendation;

(ii)	fail to include the Company Board Recommendation in the Proxy Statement or in the Scheme Document;

(iii)	approve, adopt, endorse or recommend, or publicly propose or announce any intention to approve, adopt, endorse or recommend, any Company Competing Proposal;
(iv)
publicly agree or propose to enter into, any agreement in principle, letter of intent, memorandum of understanding, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement, in each case of the foregoing relating to a Company Competing Proposal (other than a confidentiality agreement as provided in Section 5.2(e)(ii) (see below) entered into in compliance with Section 5.2(e)(ii)) (a “Company Alternative Acquisition Agreement”);

(v)
in the case of a Company Competing Proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding Company Shares (other than by Buyer or an Affiliate of Buyer), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three Business Days prior to the date the Scheme Meeting is held, including adjournments (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third Business Day prior to the date the Scheme Meeting is held, including adjournments) or (B) 10 business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer; or

(vi)
cause or permit Company to enter into a Company Alternative Acquisition Agreement (together with any of the actions set forth in the foregoing clauses (i) through (v) above, a “Company Change of Recommendation”).

(e)	Notwithstanding anything in this Agreement to the contrary:
(i)
the Company Board of Directors may, after consultation with its outside legal counsel, make such disclosures as the Company Board of Directors determines in good faith are necessary to comply with Rule 14d-9, Rule 14e-2(a) or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or make any “stop, look and listen” communication or any other disclosure to the Company Shareholders pursuant to Rule 14d-9(f) under the Exchange Act or make a disclosure that is required by applicable Law; provided, however, that if such disclosure has the effect of withdrawing or modifying in a manner adverse to Parent or Buyer, the Company Board Recommendation, such disclosure shall be deemed to be a Company Change of Recommendation and Parent shall have the right to terminate this Agreement as set forth in Section 8.1(e);

(ii)
prior to, but not after, the receipt of the Company Shareholder Approval, Company and its Representatives may engage in the activities prohibited by Section 5.2(b)(ii) or Section 5.2(b)(iii) (and, only with respect to a Company Competing Proposal that satisfies the requirements in this Section 5.2(e)(ii), may solicit, propose, knowingly encourage or knowingly facilitate any inquiry or the making of any proposal or offer with respect to such Company Competing Proposal or any modification thereto) with any Person if Company receives a bona fide written Company Competing Proposal from such Person that was not solicited at any time following the execution of this Agreement in breach of the obligations set forth in this Section 5.2; provided, however, that (A) no information that is prohibited from being furnished pursuant to Section 5.2(b) may be furnished until Company receives an executed confidentiality agreement from such Person containing obligations on the recipient of that information which the Company Board of Directors, acting in good faith and after taking advice from Company’s outside legal counsel experienced in transactions of this nature, determines are appropriate for a transaction of the nature of a Company Competing Proposal, and which contains standstill provisions that apply to the third party subject to exceptions that Company (acting reasonably) considers appropriate in the circumstances having regard to (among other things) the fact that Company is already subject to a public change of control proposal, as applicable; provided, further, that such confidentiality agreement does not contain provisions that prohibit Company from providing any information to Buyer in accordance with this Section 5.2 or that otherwise prohibits Company from complying with the provisions of this Section 5.2; (B) any such non-public information has previously been made available to, or is made available to, Buyer prior to or concurrently with (or in the case of oral non-public information only, promptly (and in any event within 24 hours) after) the time such information is made available to such Person, save that Company is not required to provide or make available to Buyer any information that Company, acting reasonably, determines is likely commercially sensitive information of that Person; and (C) prior to taking any such actions, the Company Board of Directors or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is, or could reasonably be considered to become, a Company Superior Proposal and that failing to take such actions would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law;
(iii)
prior to, but not after, the receipt of the Company Shareholder Approval, the Company Board of Directors shall be permitted, through its Representatives or otherwise, to seek clarification from (but not, unless otherwise allowed pursuant to this Agreement, to provide any non-public information to) any Person that has made a Company Competing Proposal solely to clarify and understand the terms and conditions of such proposal to provide adequate information for the Company Board of Directors to make an informed determination under Section 5.2(e)(ii);

(iv)
prior to, but not after, the receipt of the Company Shareholder Approval, in response to a bona fide written Company Competing Proposal from a Company Third Party that was not solicited in breach of, and did not otherwise arise from a breach of, the obligations set forth in this Section 5.2, if the Company Board of Directors so chooses, the Company Board of Directors may effect a Company Change of Recommendation; provided, however, that such a Company Change of Recommendation may not be made unless and until:

(A)	the Company Board of Directors determines in good faith after consultation with its financial advisors and outside legal counsel that such Company Competing Proposal is a Company Superior Proposal;
(B)
the Company Board of Directors determines in good faith, after consultation with its outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company Superior Proposal would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law;

(C)
Company provides Parent and Buyer written notice of such proposed action and the basis thereof at least five Business Days in advance, which notice shall set forth in writing that the Company Board of Directors intends to consider whether to take such action and include all material terms and conditions of the Company Competing Proposal;

(D)
after giving such notice and prior to effecting such Company Change of Recommendation, Company shall make itself available to negotiate (and cause its officers, employees, financial advisor and outside legal counsel to be available to negotiate) with Parent and Buyer (to the extent Parent and Buyer elect to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Company Board of Directors not to effect a Company Change of Recommendation in response thereto; and

(E)
at the end of such five Business Day period, prior to taking action to effect a Company Change of Recommendation, the Company Board of Directors takes into account any adjustments or revisions to the terms of this Agreement proposed by Parent and Buyer in writing and any other information offered by Parent and Buyer in response to the notice, and determines in good faith, after consultation with its financial advisors and outside legal counsel, that the Company Competing Proposal remains a Company Superior Proposal and that failing to effect a Company Change of Recommendation in response to such Company Superior Proposal would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law; provided that in the event of any material amendment or material modification to any Company Superior Proposal (it being understood that any amendment or modification to the economic terms of any such Company Superior Proposal shall be deemed material), Company shall be required to deliver a new written notice to Buyer and to comply with the requirements of this Section 5.2(e)(iv) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 5.2(e)(iv) shall be reduced to two Business Days; provided, further, that any such new written notice shall in no event shorten the original five Business Day notice period; and

(v)
prior to, but not after, receipt of the Company Shareholder Approval, in response to a Company Intervening Event that occurs or arises after the date of this Agreement and that did not arise from a breach of this Agreement by Company, Company may, if the Company Board of Directors so chooses, effect a Company Change of Recommendation; provided, however, that such a Company Change of Recommendation may not be made unless and until:

(A)	the Company Board of Directors determines in good faith after consultation with its financial advisors and outside legal counsel that a Company Intervening Event has occurred;
(B)
the Company Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company Intervening Event would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law;

(C)
Company provides Parent and Buyer written notice of such proposed action and the basis thereof five Business Days in advance, which notice shall set forth in writing that the Company Board of Directors intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the Company Intervening Event;

(D)
after giving such notice and prior to effecting such Company Change of Recommendation and if requested by Buyer, Company negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with Parent and Buyer (to the extent Parent and Buyer elect to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Company Board of Directors not to effect a Company Change of Recommendation in response thereto; and

(E)
at the end of such five Business Day period, prior to taking action to effect a Company Change of Recommendation, the Company Board of Directors takes into account any adjustments or revisions to the terms of this Agreement proposed by Parent and Buyer in writing and any other information offered by Parent and Buyer in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that failing to effect a Company Change of Recommendation in response to such Company

Intervening Event would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law; provided that in the event of any material changes regarding any Company Intervening Event, Company shall be required to deliver a new written notice to Buyer and to comply with the requirements of this Section 5.2(e)(v) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 5.2(e)(v) shall be reduced to two Business Days; provided, further, that any such new written notice shall in no event shorten the original five Business Day notice period.
(f)
Company shall not (and it shall cause its Subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality (solely to the extent entered into in connection with a Company Competing Proposal), “standstill” or similar agreement to which it or any of its Subsidiaries is a party, and Company shall, or shall cause its applicable Subsidiary or Subsidiaries to, enforce the standstill provisions of any such agreement; provided that, notwithstanding any other provision in this Section 5.2, prior to, but not after, the time the Company Shareholder Approval is obtained, if, in response to an unsolicited request from a third party to waive any “standstill” or similar provision, the Company Board of Directors determines in good faith, after consultation with its outside legal counsel that failing to take such action would likely breach the statutory or fiduciary duties of the Company Board of Directors under applicable Law, Company may waive any such “standstill” or similar provision solely to the extent necessary to permit a third party to make a Company Competing Proposal to the Company Board of Directors and communicate such waiver to the applicable third party; provided, however, that Company shall advise Parent and Buyer promptly (and in no event later than 48 hours) after taking such action. Company represents and warrants to Parent and Buyer that it has not taken any action that (i) would be prohibited by this Section 5.2(f) or (ii) but for the ability to take actions likely required by the statutory or fiduciary duties owed by the Company Board of Directors under applicable Law, would have been prohibited by this Section 5.2(f), in each case, during the 30 days prior to the date of this Agreement.

(g)
Notwithstanding anything to the contrary in this Section 5.2, any action, or failure to take action, that is taken by any Representative of Company acting at Company’s direction or on its behalf, in each case, in violation of this Section 5.2, shall be deemed to be a breach of this Section 5.2 by Company.

(h)
Notwithstanding anything to the contrary in Section 5.2(d), a statement by or on behalf of Company or by or on behalf of the Company Board of Directors or any member of the Company Board of Directors to the effect that (x) the Company Board of Directors has determined that a Company Competing Proposal is a Company Superior Proposal and the notice and negotiation period required by Section 5.2(e)(iv) has commenced, (y) a Company Intervening Event has occurred and the notice and negotiation period required by Section 5.2(e)(v) has commenced, or (z) Company Shareholders should take no action pending the completion of the notice and negotiation period required by Section 5.2(e)(iv) or Section 5.2(e)(v) (as applicable), does not, in and of itself, (i) constitute a Company Change of Recommendation, (ii) contravene this Agreement, (iii) give rise to an obligation to pay the Company Termination Fee, or (iv) give rise to a termination right under this Agreement.

(i)	References in this Section 5.2 to the “Company Board of Directors” shall mean the Company Board of Directors or, to the extent applicable, a duly authorized committee thereof.
(j)
Nothing in this Section 5.2 will prevent the Company Board of Directors from making any public disclosure required to comply with its obligations under applicable Law or the rules of the NYSE; provided, however, that if such disclosure has the effect of withdrawing or modifying in a manner adverse to Parent or Buyer, the Company Board Recommendation, such disclosure shall be deemed to be a Company Change of Recommendation and Parent shall have the right to terminate this Agreement as set forth in Section 8.1(e).

Section 5.3	Preparation of the Scheme Document and the Proxy Statement; Scheme Meeting, Company GM.
(a)	Company shall:
(i)
prepare and file with the SEC, as promptly as reasonably practicable following the date hereof and in any event no later than 20 Business Days after date hereof, the draft proxy statement relating to the Scheme Meeting and the Company GM for the purpose of passing the Company Shareholder Resolutions (such proxy statement, together with any proxy materials, as amended or supplemented from time to time, the “Proxy Statement”) in preliminary form and the draft Scheme Document, in accordance with applicable Laws, and all other documentation reasonably necessary to effect the Scheme of Arrangement and to convene the Scheme Meeting and the Company GM;

(ii)
consult with Parent and Buyer as to the form and content of the Scheme Document and, solely to the extent the Scheme Document reflects (A) terms that are inconsistent with the terms of this Agreement (including any obligations of Parent or Buyer) or (B) disclosures about Parent or Buyer (including communications or other actions by Parent or Buyer) leading to execution of this Agreement, seek the approval of Parent (such approval not to be unreasonably withheld, conditioned or delayed) (provided that the terms of the Scheme of Arrangement shall be in form agreed by the Parties and subject to any amendment that the Parties agree to in accordance with Section 5.3(d)); provided further, that in no event shall Company’s obligations pursuant to this Section 5.3(a)(ii)(B) prevent Company from complying with applicable Laws;

(iii)
cause the Proxy Statement (which may contain the Scheme Document) to comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder;

(iv)
give Parent, Buyer and their outside counsel a reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to filing such documents with the SEC or disseminating such documents to the Company Shareholders and a reasonable opportunity to review and comment on all responses to requests for additional information and shall in good faith consider all reasonable changes suggested by Buyer;

(v)
advise Parent and Buyer promptly (and in any event within twenty-four (24) hours) after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information, and promptly provide Parent and Buyer with copies of any written communication from the SEC or any state securities commission with respect thereto;

(vi)	use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect to the Proxy Statement;
(vii)
furnish to Parent and Buyer all information concerning itself and its Affiliates that is required to be included in the Proxy Statement or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement and ensure that the information provided by it for inclusion in the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(viii)
ensure that the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will (with the assistance and cooperation of Parent and Buyer as reasonably requested by

Company) comply as to form in all material respects with the provisions of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder and any applicable provisions of the Companies Law;
(ix)
conduct a “broker search” in accordance Rule 14a-13(a)(1) of the 1934 Act and establish a record date for the Scheme Meeting in a manner to enable the record date for the Scheme Meeting to be set so that such Scheme Meeting will be duly called and held as soon as reasonably practicable following clearance of the Proxy Statement by the SEC;

(x)
unless the Company Board of Directors has effected a Company Change of Recommendation pursuant to and in accordance with Section 5.2(e), procure and cause that the Scheme Document includes the Company Board Recommendation;

(xi)
include in the Scheme Document a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolutions and convene the Scheme Meeting and the Company GM, subject to the approval of the Court, for the date that is at least twenty-one (21) and no more than thirty (30) calendar days after notice of the Scheme Meeting is deemed received by all Company Shareholders (not counting the day notice of the Scheme Meeting is deemed received and the day of the Scheme Meeting itself);

(xii)
afford Parent and Buyer (or their nominated advisors) reasonably sufficient time to review the Scheme Document in order to provide comments and take into consideration in good faith all comments reasonably proposed by Parent and Buyer;

(xiii)	not finalize or post the Scheme Document to the Company Shareholders without providing advance written notice to Parent and Buyer;
(xiv)
provide Parent and Buyer with drafts of the forms of proxy for use by the Company Shareholders at the Company GM and the Scheme Meeting (the “Forms of Proxy”), all the necessary evidence and pleadings in relation to the directions hearing of the Court (the “Directions Court Documentation”) and any supplemental circular or document required to be published or submitted to the Court in connection with the Scheme of Arrangement or any variation or amendment to the Scheme of Arrangement (a “Scheme Supplemental Document”) (if applicable), in each case prepared in accordance with applicable Laws and customary practice;

(xv)
afford Parent and Buyer (or their nominated advisers) reasonably sufficient time to review each draft of all such documents detailed in Section 5.3(a)(iii) above and take into consideration in good faith all comments reasonably proposed by Buyer;

(xvi)
as promptly as reasonably practicable, notify Parent and Buyer of any matter of which it becomes aware that would reasonably be expected to materially delay or prevent filing of the Scheme Document or the Directions Court Documentation, including without limitation updates to the filing process of the Proxy Statement with the SEC; provided that any failure to comply with this Section 5.3(a)(xvi) shall not constitute a breach or failure to perform by Company with respect to the conditions set forth in Article VII, or give rise to any right of termination under Article VIII;

(xvii)
as promptly as reasonably practicable following the Proxy Statement Clearance Date, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for leave to convene the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document and taking such other steps as may be required or desirable in connection with such applications, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that the hearing of such proceedings occurs as promptly as practicable in order to facilitate the dispatch of the Scheme Document and any Scheme Supplemental Document and seek such directions of the Court as it considers necessary or desirable in connection with the Scheme Meeting;
(xviii)
procure the publication of any advertisements required by applicable Laws and dispatch of the Scheme Document, the Forms of Proxy and any Scheme Supplemental Document to Company Shareholders on the Register of Members of Company and Company CDI Holders on the Company CDI Register on the record date as agreed with the Court, as promptly as reasonably practicable after the approval of the Court to dispatch the documents being obtained, and thereafter publish; and/or post such other document and information (the form of which shall be agreed between the Parties) as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with applicable Law as promptly as reasonably practicable following the approval of the Court to publish or post such documents being obtained;

(xix)
as soon as reasonably practicable, call, convene, hold and conduct the Scheme Meeting and the Company GM in compliance with this Agreement, the Company Articles of Association and applicable Laws and permit representatives of Buyer and/or its financial and legal advisors to attend and observe the Scheme Meeting and the Company GM;

(xx)
as soon as reasonably practicable following the publication of the Scheme Document, provide information about the details and holdings of the Company CDI Holders to Parent and Buyer and afford all cooperation and assistance with Parent, Buyer and their advisors (including any proxy advisors) in connection with the solicitation of voting instructions from the Company CDI Holders relating to the Scheme Meeting and the Company GM;

(xxi)
prior to the Scheme Meeting, keep Parent and Buyer reasonably informed on a regular basis prior to the Scheme Meeting of the number of valid proxy votes received (including the voting instruction provided by Company CDI Holders) in respect of resolutions to be proposed at the Scheme Meeting and/or the Company GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as promptly as reasonably practicable following a request by Parent, Buyer or their respective Representatives, but not more than one time per Business Day;

(xxii)
except as required by applicable Laws or the Court, not postpone or adjourn the Scheme Meeting and/or the Company GM; provided, however, that Company may, without the consent of Parent or Buyer and only in accordance with the Company Articles of Association and applicable Laws, adjourn or postpone the Scheme Meeting and/or the Company GM: (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not directly or indirectly proposed or instigated by or on behalf of Company, (B) to the extent reasonably necessary to ensure that any required supplement or amendment to the Scheme Document is provided to the Company Shareholders or (C) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document), there are insufficient Company Shares or Company Shareholders represented (either in person or by proxy) (x) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there is a sufficient number of Company Shares or Company Shareholders represented to constitute a quorum or (y) to obtain the Company Shareholder Approval, but only until a meeting can be held at which there is a sufficient number of votes of the Company Shareholders to obtain the Company Shareholder Approval;

(xxiii)
following the Scheme Meeting and Company GM, assuming the Scheme of Arrangement and Company Shareholder Resolutions are duly passed (including by the requisite majorities required under Article 125(2) of the Companies Law in the case of the Scheme Meeting) and all other Conditions are satisfied or waived where applicable (with the exception of the condition set out in Section 7.1), take all necessary steps on the part of Company to prepare and issue, serve and lodge all such court documents as are required to seek the sanction of the Court to the Scheme of Arrangement as promptly as reasonably practicable thereafter;

(xxiv)	give such undertakings as are required by the Court in connection with the Scheme of Arrangement as are reasonably and commercially necessary or desirable to implement the Scheme of Arrangement;
(xxv)	as promptly as reasonably practicable after the Court Order is made, or is otherwise in compliance with Section 2.1, deliver the Court Order to the Registrar of Companies in Jersey for registration;
(xxvi)
promptly provide Parent and Buyer with a certified copy of the resolutions passed at the Scheme Meeting, the Company Shareholder Resolutions and of each order of the Court (including the Court Order) once obtained, in each case no later than one (1) Business Day following the passing of such resolutions or the making of such order; and

(xxvii)	subject to the foregoing and the terms of this Agreement, take any other action reasonably necessary to make the Scheme of Arrangement effective as provided for or contemplated by this Agreement.
(b)	Parent and Buyer shall:
(i)
subject to the terms of this Agreement, afford all such cooperation and assistance as may reasonably be requested of them by Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement, including the provision to Company of such information and confirmations relating to them, their respective Subsidiaries and any of the respective directors or employees of the foregoing entities as Company may reasonably request (including for the purposes of preparing the Scheme Document or any Scheme Supplemental Document) and to do so in a timely manner;

(i)	use its reasonable best efforts to respond as promptly as reasonably practicable to any comments of the SEC with respect to the Proxy Statement;
(ii)
furnish all information concerning itself and its Affiliates that is required to be included in the Proxy Statement (which for the avoidance of doubt, may include the Scheme Document) or that is customarily included in proxy statements prepared in connection with transactions of the type contemplated by this Agreement and ensure that the information provided by it for inclusion in the Proxy Statement (and any supplement required thereto) at the time of mailing thereof and at the time of the Scheme Meeting and the Company GM will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(iii)
as promptly as reasonably practicable, notify Company of any matter of which it becomes aware that would reasonably be expected to materially delay or prevent filing of the Scheme Document or the Directions Court Documentation; provided that any failure to comply with this Section 5.3(b)(i) shall not constitute a breach or failure to perform by Parent or Buyer with respect to the conditions set forth in Article VII, or give rise to any right of termination under Article VIII; and

(iv)	be entitled to deliver the Court Order to the Registrar of Companies in Jersey if Company has not complied with its obligations pursuant to Section 5.3(a)(xxvi).

(c)	Notwithstanding anything to the contrary in this Agreement, Parent, Buyer and Company shall cooperate to schedule and convene the Scheme Meeting and Company GM for the same date.
(d)
If Parent or Company, each acting reasonably, considers that an amendment should be made to the provisions of the Scheme of Arrangement or the Scheme Document in order to implement the Transaction in as efficient a manner as practicable either prior to or after consideration by the Court (including in respect of any amendment imposed by the Court), it may notify the other Party and the Parties shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment (provided that no Party shall be required to consider and negotiate in good faith any amendment that would materially and adversely affect it, its shareholders or the likelihood of consummation of the Transaction and each Party recognizes that any amendments may require the recommencement of the Court approval process and/or a new notice of the Scheme Meeting to be sent).

(e)
If, at any time prior to the Scheme Meeting and the Company GM, Company, Parent or Buyer should discover any information relating to Company, Parent, Buyer or any of their respective Affiliates, officers or directors that should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed with the SEC by the relevant Party and, to the extent required by applicable Law, disseminated to the Company Shareholders.

ARTICLE VI
ADDITIONAL AGREEMENTS
Section 6.1	Access; Confidentiality; Notice of Certain Events.
(a)
From the date of this Agreement until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, subject to the Confidentiality Agreement, Company shall, and shall cause each of its Subsidiaries to, (x) afford Parent, Buyer and their respective Representatives reasonable access during normal business hours and upon reasonable advance notice to the properties, offices, books, Contracts, commitments, personnel and records of Company and its Subsidiaries and (y) furnish reasonably promptly to Parent, Buyer and their respective Representatives such information (financial or otherwise) concerning its business, properties and personnel as such other Party may reasonably request. To the extent reasonably required in connection with the development of the post-closing integration plan pursuant to Section 6.11 (below), Company shall, and shall cause each of its Subsidiaries to, afford to Parent, Buyer and their respective Representatives reasonable access during normal business hours and upon reasonable advance notice to the personnel of the applicable Party and its Subsidiaries and (y) furnish reasonably promptly to such other Party and its Representatives such information (financial or otherwise) concerning its business and personnel as such other Party may reasonably request.

(b)
Until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, subject to the Confidentiality Agreement and subject to the requirements of applicable Law (including any Antitrust Law or Investment Screening Law), Company shall update Parent as soon as reasonably practicable in the case of any material developments relating to any audit or Proceeding in relation to Taxes that involves a material amount of Taxes.

(c)
Without limiting the generality and in furtherance of the foregoing, until the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1, subject to the Confidentiality Agreement and subject to the requirements of applicable Law (including any Antitrust Law or Investment Screening Law), the Company shall give prompt notice to Parent and Buyer (to the extent practicable, at least five Business Days) before (x) materially modifying, amending or terminating any Company Material Contract or waiving, releasing or assigning any material rights, benefits or claims thereunder, or (y) entering into any Contract that would, if entered into prior to the date hereof, be a Company Material Contract, in each case that provides for material obligations on Company or any of the Company Subsidiaries after one year of the date of entry into such Company Material Contract, and provide copies of such material amendments or new contracts to Parent and Buyer (to the extent such delivery is permitted by the terms of the applicable Company Material Contract and applicable Law; provided that, if such delivery is not permitted, Company shall provide a reasonable summary permitted by the terms of the applicable Company Material Contract and applicable Law).
(d)
Parent and Buyer, as applicable, shall each give prompt notice to Company (x) of any notice or other communication received by them or any of their respective Affiliates from any Governmental Entity in connection with this Agreement or the Transaction, or from any Person alleging that the consent of such Person is or may be required in connection with the Transaction, if the subject matter of such communication or the failure of such Party to obtain such consent could be material to Parent, Buyer, Company or their respective Subsidiaries, or (y) of any Proceeding commenced or, to the knowledge of Parent and/or Buyer, threatened, against Parent, Buyer or any Subsidiary or otherwise relating to, involving or affecting Parent, Buyer or any Parent Subsidiary, in each case in connection with, arising from or otherwise relating to the Transaction.

(e)
Notwithstanding the foregoing, Company shall not be required by this Section 6.1 to provide Parent and Buyer or its Representatives with access to such properties, offices, books, Contracts, commitments, personnel and records, or to furnish any such information, (i) the disclosure of which would violate any applicable Law (including any Antitrust Law or Investment Screening Law) (provided, however, that Company shall use its reasonable best efforts to make appropriate substitute arrangements to permit reasonable disclosure not in violation of any such Law), or (ii) that is subject to any attorney-client, attorney work product or other legal privilege (provided, however, that Company shall use its reasonable best efforts to allow for such access or disclosure to the maximum extent that does not result in a loss of any such attorney-client, attorney work product or other legal privilege). Parent and Buyer shall not be permitted to conduct any invasive or intrusive sampling or analysis of any environmental media or building materials at any facility of Company or its Subsidiaries without the prior written consent of Company (which may be granted or withheld in Company’s sole discretion).

(f)
The failure to deliver any notice pursuant to Section 6.1(f) shall not result in or constitute a failure of any of the Conditions or the conditions set forth in Article VII or give rise to any right to terminate under Article VIII.

Section 6.2	Filings; Other Actions; Notification.
(a)
Cooperation. Except where an alternative standard is required pursuant to the terms and conditions of this Agreement and subject to the limitations set forth in Section 6.2(d), Company, Parent and Buyer shall cooperate with each other and use, and shall cause their respective Subsidiaries to use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things necessary, proper or advisable on its part under this Agreement to consummate and make effective the Transaction as promptly as reasonably practicable, (and in any event prior to the End Date), including (i) preparing and filing as promptly as reasonably practicable all documentation to effect all necessary notices, reports and other filings (including by filing as promptly as reasonably practicable after the date of this Agreement the notifications, filings and other information required to be filed under any applicable Antitrust Laws or Investment Screening Laws with respect to the Transaction, including the CFIUS Notice), (ii) using reasonable best efforts to satisfy the conditions to consummating the Transaction, and (iii) using reasonable best efforts to obtain as promptly as reasonably practicable (and in any event prior to the End Date) all consents, registrations, approvals, permits, expirations or terminations of waiting periods and authorizations necessary or advisable to be obtained from any Governmental Entity and any third party, in each case in order to consummate the Transaction, including the CFIUS

Approval, and (iv) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Transaction, as set forth in Section 6.2(c)(i)(A). In furtherance and not in limitation of the foregoing (but subject to the limitations set forth in Section 6.2(d)), each of the Parties shall use its reasonable best efforts to resolve as promptly as reasonably practicable (and in any event prior to the End Date) such objections, if any, as may be asserted by any Governmental Entity in connection with any applicable Laws with respect to the Transaction. Subject to applicable Laws relating to the exchange of information, each of Company, Parent and Buyer shall (i) have the right to review in advance and, to the extent practicable and permitted by applicable Law, each will consult the other on, any filing made with, or written materials submitted to, any third party or Governmental Entity in connection with the Transaction, (ii) provide the other with copies of all material substantive written correspondence between it (or its Subsidiaries or its or their respective Representatives) and any Governmental Entity relating to the Transaction, and (iii) consult and reasonably cooperate with one another, and consider in good faith the views of one another, in connection with the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of such Party in connection with any applicable Law prior to their submission; provided that materials furnished pursuant to this Section 6.2 may be redacted as necessary to address reasonable attorney-client or other privilege concerns, or as necessary to address any applicable Law relating to the exchange of information.
(b)
Notwithstanding anything in this Agreement to the contrary, Parent shall be entitled to, on behalf of the Parties, control and lead all communications and strategy relating to any process with any Governmental Entity which relate to the Transaction; provided the Parent shall consult with, and consider in good faith the views of, the Company with respect to any such communications and strategy.

(c)	In furtherance of and not in limitation of paragraph (a):
(i)
Parent and Buyer shall, and shall cause their respective Affiliates to use their reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the Transactions prior to the End Date, including taking all such further action as may be necessary to resolve such objections, if any, as any Governmental Entity or Person may assert under any Law (including Antitrust Laws) with respect to the Transactions, and to avoid or eliminate each and every impediment under any Law (including Antitrust Laws) that may be asserted by any Governmental Entity or Person with respect to the Transactions, including (A) litigating, defending or otherwise contesting any lawsuits or other legal proceedings, whether judicial or administrative, to prevent the entry of an order by any Government Authority preliminarily or permanently enjoining the consummation or post-Closing integration of the Transaction, and (B) taking or agreeing to take any action, or refraining or agreeing to refrain from taking any action, or offer, negotiate, accept, permit, become subject to or suffer to exist any action, restriction, condition, limitation, understanding, consent decree, hold separate order or other arrangement, including those that would reasonably be expected to: (1) require the sale, license, assignment, transfer or divestiture of any business or assets of any of Company, Parent or Buyer, or any of their respective Affiliates; or (2) limit, impair, alter, change or restrict Company’s, Parent’s or Buyer’s (or any of their respective Affiliates) freedom of action or commercial practices with respect to, or its or their ability to retain, their respective businesses or any portion thereof (each of clauses (1) and (2) above, a “Restriction”); provided that, (1) without the prior written consent of Parent, none of Company or any of the Company Subsidiaries shall agree to any Restriction, (2) that any Restriction may, at the discretion of Parent, be conditioned upon consummation of the Transaction, (3) the Company shall be required to become subject to, or consent or agree to or otherwise take any of the foregoing actions if Parent requests Company to take such action so long as such action is conditioned on the Closing, (4) Parent shall not be obligated to agree to any Restriction if such Restriction would reasonably be expected to have a material adverse impact on Parent, Buyer and their respective Affiliates, taken as a whole, or the benefits or synergies that Parent expects to realize from the Transaction, and (5) nothing shall require Buyer or Parent to initiate an appeal of any final Order on the merits; it being understood that Parent or Buyer may (I) engage in discussions or negotiations with any applicable Governmental Entity regarding the requirement, scope or terms of such divestiture or other Restriction, or (II) engage in litigation (including any appeals) with any Governmental Entity relating to the matters contemplated by this Section 6.2; provided, that in exercising the foregoing rights in clauses (I) and (II) above, Parent and Buyer shall act reasonably and as promptly as reasonably practicable and in a manner that would not reasonably be expected to delay the consummation of the Transaction beyond the End Date, and, prior to taking such action, consult with Company.
(ii)
In no event shall Company, Parent, Buyer or their respective Subsidiaries be required to propose, commit to or effect any Restriction with respect to its business or operations, unless the effectiveness of such agreement or action is conditioned upon the Effective Time.

(d)
Subject to the terms of Section 6.13 and except as otherwise expressly set forth herein or in the Company Disclosure Schedule, Parent, Buyer and Company shall cooperate with each other and use, and shall cause their respective Subsidiaries to use their respective reasonable best efforts to cause all notices to be given to, and all consents to be obtained from, all Persons required pursuant to any material Contract to which such Party is a party in connection with the Transaction, or any other Contract for which consent is reasonably necessary, proper or advisable to consummate the Transaction and the other Party requests such Party to obtain, as promptly as reasonably practicable; provided, however, that none of Parent, Buyer, Company nor any of their respective Subsidiaries shall have any obligation to (i) amend or modify any Contract for the purpose of obtaining such a consent, (ii) pay any consideration to or make any accommodation for any Person for the purpose of obtaining such a consent, (iii) pay any costs and expenses of any Person resulting from the process of obtaining such a consent or (iv) commence any Proceeding to obtain such a consent, and none of Parent, Buyer or Company shall, without the prior written consent of Company, in the case of Parent and Buyer, and Parent, in the case of Company, take any such action if it would be commercially unreasonable to do so.

(e)
Unless the Company otherwise consents in writing, Parent and Buyer will not, and will cause their respective Affiliates not to, (x) acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any business of any Person (or other business organization or division thereof) if such business is a lithium business or (y) enter into any commercial transaction or arrangement, to the extent that any such business acquisition, transaction or arrangement pursuant to (x) or (y) would reasonably be expected to prevent or materially delay the consummation of the Transaction. For the avoidance of doubt, nothing in this Section 6.2(e) shall restrict Parent’s, Buyer’s or their Affiliates’ ability to acquire or agree to acquire by merging or consolidating with, by purchasing a portion of the assets of or equity in, or by acquiring in any other manner, any exploration and/or development company or project which does not generate revenue from production activities.

Section 6.3	Parent and Buyer. Parent shall cause Buyer to pay all amounts due pursuant to this Agreement, and perform all of its other obligations hereunder, in each case in accordance with the terms hereof.
Section 6.4
Publicity. To the extent permitted by applicable Law and subject to the immediately following sentence, Parent and Company shall consult with each other and consider, in good faith, the comments of the other before, directly or indirectly, issuing or causing the publication of any press release or making any other public announcement or public communication with respect to the

Transaction and, unless such Party determines, after consultation with outside counsel, that it is required by applicable Law or by any listing agreement with, or the listing rules of, a national securities exchange or trading market to issue or cause the publication of such press release or make such other announcement or communication, shall not take any such action without the prior written consent of the other Party. Notwithstanding the foregoing, neither Parent nor Company will be required to consult with or obtain the consent of the other Party with respect to any such press release, public announcement or other public communication (a) if the Company Board of Directors has effected a Company Change of Recommendation in accordance with Section 5.2(e) and such release, announcement or communication relates thereto, (b) if the information contained therein substantially reiterates (and is not inconsistent with) previous press releases, announcements or communications made by Company, Parent and Buyer in compliance with this Section 6.4 or (c) in connection with any dispute between the Parties regarding this Agreement or the Transaction.
Section 6.5
Directors’ and Officers’ Insurance and Indemnification. In furtherance and not in limitation of any rights that the past and present directors and officers of Company and its Subsidiaries (collectively, the “Indemnified Parties”) may otherwise be entitled to pursuant to those agreements set forth on Section 6.5 of the Company Disclosure Schedule:

(a)
From and after the Effective Time, Parent and Buyer shall or shall cause Company to indemnify and hold harmless all Indemnified Parties against any costs or expenses (including advancing reasonable attorneys’ fees and expenses in advance of the final disposition of any actual or threatened Proceeding to each Indemnified Party to the fullest extent permitted by applicable Law and pursuant to the Company Governing Documents or the organizational documents of any Company Subsidiary (with respect to past and present directors and officers of Company and its Subsidiaries) or any indemnification agreements, if any, in existence on the date of this Agreement and set forth on Section 6.5 of the Company Disclosure Schedule, respectively; provided that, each Indemnified Party shall be entitled to retain and select its counsel (whose reasonable attorneys’ fees and expenses shall be advanced in accordance with the foregoing); provided further that such Indemnified Party agrees, in advance, to return any such funds to which a court of competent jurisdiction has determined in a final, non-appealable judgment such Indemnified Party is not ultimately entitled), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, in connection with such persons serving as an officer or director of Company or any of its Subsidiaries or of any Person serving at the request of Parent, Buyer, Company or any of their respective Subsidiaries as a director, officer, employee or agent of another Person, to the fullest extent permitted by applicable Law and provided pursuant to the Company Governing Documents or the organizational documents of any Company Subsidiary or any indemnification agreements, if any, in existence on the date of this Agreement.

(b)
The Parties agree that, after the Effective Time, all rights to elimination or limitation of liability, indemnification and advancement of expenses for acts or omissions occurring or alleged to have occurred at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the Indemnified Parties as provided in their respective certificates of incorporation or bylaws (or comparable organizational documents) or in any agreement, if any, in existence on the date of this Agreement, shall survive the Transaction and shall continue in full force and effect in accordance with their terms. For 10 years after the Effective Time, Parent and Buyer shall cause to be maintained in effect the provisions in (i) the Company Governing Documents or the organizational documents of any Company Subsidiary that are in existence on the date of this Agreement and (ii) any other agreements of Company or its Subsidiaries with any Indemnified Party, if any, in existence on the date of this Agreement and set forth on Section 6.5 of the Company Disclosure Schedule, respectively, in each case, regarding elimination or limitation of liability, indemnification of officers, directors, employees and agents or other fiduciaries and advancement of expenses, and no such provision shall be amended, modified or repealed in any manner that would adversely affect the rights or protections thereunder of any such Indemnified Party in respect of acts or omissions occurring or alleged to have occurred at or prior to the Effective Time without the consent of such Indemnified Party.
(c)
At or prior to the Effective Time, Company shall be permitted to, and if Company is unable to, Buyer shall, purchase a prepaid directors’ and officers’ liability “tail” insurance policy or other comparable directors’ and officers’ liability and fiduciary liability policies, in each case providing coverage for claims asserted prior to and for 10 years after the Effective Time with respect to any matters existing or occurring at or prior to the Effective Time (and, with respect to claims made prior to or during such period, until final resolution thereof), with levels of coverage, terms, conditions, retentions and limits of liability that are at least as favorable as those contained in Company’s directors’ and officers’ insurance policies and fiduciary liability insurance policies in effect as of the date hereof (the “D&O Insurance”); provided that (x) Company may not purchase D&O Insurance if the aggregate annual cost exceeds 300% of the current annual premium paid by Company and (y) if the aggregate annual cost for such insurance coverage exceeds 300% of the current annual premium paid by Company, Buyer shall instead be obligated to obtain D&O Insurance with the best available coverage with respect to matters occurring at or prior to the Effective Time for an aggregate annual cost of 300% of the current annual premium.

(d)
In the event Buyer or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Buyer, as the case may be, shall assume the obligations set forth in this Section 6.5. The rights and obligations under this Section 6.5 shall survive consummation of the Transaction and shall not be terminated or amended in a manner that is adverse to any Indemnified Party without the written consent of such Indemnified Party. The provisions of this Section 6.5 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.5 shall be in addition to any rights such individual may have under the Companies Law, the Company Governing Documents or the organizational documents of any Company Subsidiary, or any indemnification agreements set forth on Section 6.5 of the Company Disclosure Schedule.

Section 6.6	Post-Closing Employee Matters.
(a)
During the period commencing at the Effective Time and ending on the first anniversary of the Effective Time (the “Continuation Period”), Buyer or any Parent Group Company shall, or shall cause either of their Affiliates to, provide the employees of Company and its Subsidiaries who remain employed after the Effective Time (the “Continuing Employees”) with (i) base salary or hourly wage and short-term cash incentive bonus opportunity that, in each case, is no less than the base pay or hourly wage and short-term cash incentive bonus opportunity paid or made available, respectively, to the applicable Continuing Employee immediately prior to the Effective Time, (ii) severance benefits that are no less favorable to the applicable Continuing Employee than the severance benefits that the Company applied to Continuing Employees in the relevant jurisdiction immediately prior to the Effective Time, and (iii) employee benefits (excluding equity incentives, transaction bonuses, retention benefits, defined benefit plans and post-retiree health and welfare benefits) that are substantially similar in the aggregate to the employee benefits provided to the Continuing Employees immediately prior to the Effective Time. The Parent Group shall assume and honor the agreements and rights set forth on Section 6.6(a) of the Company Disclosure Schedule.

(b)
Subject to any modifications agreed between the Company and the Buyer, each acting reasonably, prior to the Effective Time, during the period commencing at the Effective Time and ending on the six-month anniversary of the Effective Time (the “Severance Period”), Buyer or any Parent Group Company shall, or shall cause either of their Affiliates to, provide the following severance benefits to each Continuing Employee who (x) is terminated without Cause (as defined in the Company Omnibus Incentive Plan) during the Severance Period or (y) in the case of Continuing Employees who as of the Effective Time hold Company Equity Awards, resign for Good Reason (as defined in Section 6.6(b) of the Company Disclosure Schedule) during the Severance Period, subject, in each case, to the employee’s execution and non-revocation of a release of claims, lump-sum cash severance equal to the greater of (i) any statutory or contractual redundancy or severance entitlement (including notice or payment in lieu of notice, where applicable) (the “Statutory Entitlements”) and (ii) the benefits set forth in Section 6.6(b) of the Company Disclosure Schedule, which payments shall be in full satisfaction of any Statutory Entitlements.
(c)
Buyer or the Parent Group Company shall use reasonable best efforts to cause to be given to Continuing Employees credit for purposes of eligibility to participate, vesting and, with respect to severance and vacation benefits only, determining level of benefits, but not for benefit accrual, under employee benefit plans maintained by Buyer or the Parent Group Company and in which such employees participate after the Effective Time, for such employees’ service prior to the Effective Time with Company and its Subsidiaries, to the same extent recognized by Company and its Subsidiaries prior to the Effective Time. Such crediting of service shall not operate to duplicate any benefit or the funding of any such benefit.

(d)
With respect to any health and welfare benefit plans maintained by Buyer or the Parent Group Company for the benefit of Continuing Employees after the Effective Time, Buyer or the Parent Group Company shall (i) use commercially reasonable efforts to cause insurance carriers to waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to such employees (and their covered dependents) but, unless otherwise required by applicable Law, only to the same extent waived under the comparable plan of Company or its Subsidiaries prior to the Effective Time and (ii) use commercially reasonable efforts to cause insurance carriers to give effect, in determining any deductible and maximum out-of-pocket limitations, amounts paid by such employees (and their covered dependents) with respect to similar plans maintained by Company or its Subsidiaries, only to the same extent recognized by Company or its Subsidiaries prior to the Effective Time. Such credited expenses shall also count toward any annual or lifetime limits, treatment or visit limits or similar limitations that apply under the terms of the applicable plan.

(e)
Notwithstanding any permitted amendment, termination or discretion applicable to any Company Benefit Plan that provides for the payment of annual cash bonuses, Buyer agrees to, and agrees to cause the Company and each of its respective Subsidiaries to, to the extent not already paid prior to the Effective Time, pay bonuses to Continuing Employees in respect of calendar year 2024 (“2024 Bonuses”) in accordance with the terms of the applicable Company Benefit Plan at the time or times that the 2024 Bonuses would normally be paid by Company in the ordinary course of business consistent with past practice. If applicable, in determining achievement of performance metrics for purposes of the 2024 Bonuses, Buyer shall reasonably account for the Transaction, any costs and expenses associated with the Transaction, any nonrecurring charges that would not reasonably be expected to have been incurred by the Company and its Subsidiaries had the Transaction not arisen and any actions taken by Parent Group in connection therewith that affect Company and its Subsidiaries.

(f)
Buyer agrees to, and agrees to cause Company and each of their respective Subsidiaries to, pay bonuses to Continuing Employees in respect of calendar year 2025 (“2025 Bonuses”) based on the achievement of performance targets determined by the Company, in good faith, and in the ordinary course of business consistent with past practice (“2025 Annual Bonus Targets”); provided, however, that (i) Buyer shall determine actual achievement of the 2025 Annual Bonus Targets with respect to each Continuing Employee, both with respect to (A) the period between January 1, 2025 through the Effective Time (the “Pre-Closing Period”) and (B) the period following the Effective Time through the remainder of calendar year 2025 (the “Post-Closing Period”), it being understood that such determinations by Buyer shall be made reasonably and in good faith based on actual results, after giving appropriate effect to the Transaction, any costs and expenses associated with the Transaction, any nonrecurring charges that would not reasonably be expected to have been incurred by the Company and its Subsidiaries had the Transaction not arisen and any actions taken by Parent Group in connection therewith that affect Company and its Subsidiaries, (ii) each Continuing Employee who remains employed with Buyer or any Parent Group Company through December 31, 2025, shall be paid a 2025 Annual Bonus in accordance with the terms of the applicable benefit plan maintained by the Buyer or any Parent Group Company at the same time or times that the Buyer or any Parent Group Company (as applicable) pays annual bonuses in respect of calendar year 2025 to its similarly situated employees.
(g)
Company shall, and Company shall cause its Subsidiaries to, coordinate in advance with the Buyer or the Parent Group Company, as applicable, between the date of this Agreement and the Effective Time regarding any communication with any Service Provider relating to compensation or benefits to be provided subsequent to the Effective Time, and any such communication shall be subject to the prior written approval of the Buyer, which approval shall not be unreasonably delayed, conditioned or withheld.

(h)
The Parties shall reasonably cooperate in respect of consultation obligations and similar notice and bargaining obligations owed to any Continuing Employees in accordance with all applicable Laws and any Collective Bargaining Agreement.

(i)
Between the date of this Agreement and the Effective Time, the Parties shall use their commercially reasonable efforts to cooperate with each other as necessary to enable the Parties to comply with the provisions of this Section 6.6 and to furnish to one another such information regarding employment and benefits (including information related to the provision of services by any third-party vendors) as the other may from time-to-time reasonably request.

(j)
The Parties shall provide each other with a copy of any material written communications intended for broad-based and general distribution to any current or former Service Providers or any of their respective Subsidiaries if such communications relate to the Transaction and will provide the other Party with a reasonable opportunity to review and comment on such communications prior to distribution.

(j)
Nothing in this Agreement shall confer upon any Continuing Employee any right to continue in the employ or service of the Parties or any of their respective Affiliates, or shall interfere with or restrict in any way the rights of the Parties or any of their respective Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of any Continuing Employee or any other Person at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between any of the Parties or their respective Affiliates and the Continuing Employee; any severance, benefit or other applicable plan or program covering such Continuing Employee; or applicable Law.

(k)
Nothing in this Agreement shall (i) be treated as an amendment, modification or creation of any employee benefit plan, program, policy, practice, agreement or arrangement, including of any Company Benefit Plan, (ii) create any right or benefit in any Person, other than the Parties to this Agreement, (iii) guarantee employment of any employee for any period of time after the Effective Time or preclude the ability of Buyer or any Parent Group Company (including, for the avoidance of doubt, Company and each of its Subsidiaries) to terminate the employment of any employee or (iv) create a binding employment agreement with any employee.

Section 6.7
Takeover Statutes. If any Takeover Statute applicable to this Agreement or the Transaction, Company, Parent, Buyer and their respective boards of directors, in reasonable consultation with the other Parties and with such reasonable assistance as may be required from the other Parties and the other Parties’ Boards of Directors, shall take such actions as are reasonably necessary so that the Transaction may be consummated as promptly as reasonably practicable on the terms of this Agreement (but neither Company, Parent, Buyer nor their respective boards of directors will be required to take any action that would, or would be reasonably likely to, contravene any applicable Law).
Section 6.8
Rule 16b-3. Prior to the Effective Time, Company shall, take all such steps as may be reasonably necessary or advisable hereto to cause any dispositions of equity securities (including derivative securities) of Company in connection with this Agreement and the Transaction by each individual who is a director or officer of Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.9
Transaction Litigation; Notices. Company shall promptly notify Parent and Buyer of any shareholder demands, litigations, arbitrations or other similar Proceedings (including derivative claims) commenced against it, any of its Subsidiaries or its or their respective directors or officers, in each case by any shareholder of Company, as applicable, relating to this Agreement or any of the Transaction (collectively, the “Transaction Litigation”) and shall keep Parent and Buyer reasonably informed regarding any Transaction Litigation. Parent and Buyer shall, at Parent’s or Buyer’s expense, have the right to participate in, but not control, the defense of any Transaction Litigation brought against Company, any of its Subsidiaries or its or their directors or officers and Company shall take into consideration all of Parent’s and Buyer’s reasonable comments or requests with respect to such Transaction Litigation. Prior to the Effective Time, neither Company nor any Company Subsidiary shall settle, offer to settle or otherwise permit or participate in, directly or indirectly, the settlement or offer or settlement of any such Transaction Litigation without the prior written consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed. In the event, and to the extent of, any conflict or overlap between the provisions of this Section 6.9 and Section 5.1, the provisions of this Section 6.9 shall control.

Section 6.10
Stock Exchange Delisting; Deregistration. Prior to the Effective Time, each of Company, Parent and Buyer agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary, proper or advisable to:

(a)	delist the Company Shares from NYSE and terminate its registration under the Exchange Act as promptly as practicable after the Effective Time; and
(b)	suspend quotation of the CDIs on ASX immediately prior to the Effective Time.
As soon as practicable after the Effective Time, the Company will apply to the ASX to delist the Company and for revocation of the approval of the CDIs and distribution of the Consideration received by the CDI Depositary Nominee in accordance with the ASX Settlement Operating Rules.
Section 6.11
Integration Planning. Without limiting Section 5.1 herein and subject to Section 6.1(a) and Section 6.1(e), between the date of this Agreement and the earlier of the Effective Time and the time, if any, at which this Agreement is terminated pursuant to Section 8.1, except as may be required by applicable Law (including Antitrust Laws), (a) upon the reasonable advance written request of Parent or Buyer to Company, Company shall, and shall cause its Subsidiaries to, reasonably cooperate with Parent, Buyer and their respective Subsidiaries to facilitate Parent’s integration planning and (b) without limiting the generality of the foregoing clause (a), Company shall use commercially reasonable efforts to cause the Representatives of Company and its Subsidiaries to take reasonable actions and reasonably assist Parent and Buyer with respect to Parent’s integration planning. Notwithstanding the foregoing, Company and its Subsidiaries shall not be required to take any action that would: (A) unreasonably disrupt the operations of Company or any of its Subsidiaries, (B) cause a material violation of any agreement to which Company or any of its Subsidiaries is a party, or (C) Company believes in good faith, after consulting with outside counsel and taking into account whether privilege cannot be protected by Company or its Subsidiaries through exercise of its reasonable efforts (such as redaction of certain information), reasonably be expected to cause a risk of a loss of privilege to Company or any of its Subsidiaries or would constitute a violation of any applicable Law.

Section 6.12
Financing Cooperation. During the period from the date of this Agreement and the earlier of the Effective Time and the time, if any, at which this Agreement is terminated pursuant to Section 8.1, the Parties shall cooperate in good faith to mutually determine and use their respective commercially reasonable efforts to implement, at Parent’s cost and expense, any necessary, appropriate or desirable actions and arrangements in anticipation of the consummation of the Transaction regarding Company’s and its Subsidiaries’ Indebtedness and all credit agreements (including the Company Credit Agreement), indentures (including the Indenture), notes (including the Convertible Notes) or other documents or instruments governing or relating to such Indebtedness, including arrangements by way of amendments, consents, offers to exchange, conversion, offers to purchase, redemption, payoff, new financing or otherwise, and with respect to refinancing, retaining, repaying or terminating Company’s or its Subsidiaries’ Indebtedness and the credit agreements, indentures, notes or other documents governing or relating to such Indebtedness (including, if and as applicable, the delivery of all required notices and taking of all customary actions reasonably necessary to facilitate the termination of commitments under, the repayment in full of and the release of any Lien, if any, in each case at the Effective Time). The foregoing notwithstanding, nothing in this Section 6.12 shall require the Company or any of its Subsidiaries to take or permit the taking of any action that would: (1) cause any director, officer, employee, or stockholder of the Company or any of its Subsidiaries to incur any personal liability in connection therewith; (2) conflict with or violate the organizational documents of the Company or any of its Subsidiaries or any Laws; or (3) unreasonably interfere with the ongoing business or operations of the Company and its Subsidiaries.

Section 6.13	Convertible Notes.
(a)
Company shall deliver, or cause to be delivered, such officer’s certificates, opinions of counsel, supplemental indentures, notices, if any, required by that certain Indenture, dated as of June 25, 2020, as amended by that certain First Supplemental Indenture, dated as of January 4, 2024 (such Indenture, as amended by such First Supplemental Indenture, (the “Indenture”), by and among Company, Livent Corporation and U.S. Bank Trust Company, National Association, as trustee, governing Company’s 4.125% Convertible Senior Notes due 2025 (the “Convertible Notes”), as required by the Indenture as a result of the consummation of the Scheme or as necessary to effectuate the Scheme.

(b)	Prior to January 15, 2025, Company shall discuss in good faith with Parent the irrevocable election of the “Settlement Method” (as defined in the Indenture).
(c)
Except as set forth on Schedule 6.13(c), the Company shall not take any action that would result in an adjustment to the “Conversion Rate” (as defined in the Indenture) of the Convertible Notes, other than in connection with the entry into or the consummation of the transactions contemplated by this Agreement.

Section 6.14	Withholding.
(a)
Subject to the remainder of this Section 6.14, Buyer must make all payments that become due under the Transaction free and clear and without deduction of all present and future withholdings (including Taxes), unless required by Law.

(b)
The parties acknowledge that they anticipate that none of the Company Shares should comprise ‘indirect Australian real property interests’ as defined in section 855-25 of the Income Tax Assessment Act 1997 (Cth) (on the basis that the ‘principal asset test’ referred to in paragraph 855-25(1)(b) of the Income Tax Assessment Act 1997 (Cth) should not be satisfied) and therefore Buyer should not be required by Subdivision 14-D of Schedule 1 to the Taxation Administration Act 1953 (Cth) (“Subdivision 14-D”) to pay an amount to the Australian Commissioner of Taxation under section 14-200 in Subdivision 14-D in respect of the acquisition of Company Shares from any Company Shareholders under the Transaction.

(c)
Notwithstanding Section 6.14(b), if Buyer is required by Subdivision 14-D to pay amounts to the Australian Commissioner of Taxation in respect of the acquisition of the Company Shares from certain Company Shareholders, Buyer is permitted to deduct the relevant amounts from the payment of the Consideration to those Company Shareholders, and remit such amounts to the Australian Commissioner of Taxation. The aggregate sum payable to Company Shareholders shall not be increased to reflect the deduction and the net aggregate sum payable to those Company Shareholders shall be taken to be in full and final satisfaction of the amounts owing to those Company Shareholders.
(d)
Buyer acknowledges and agrees that it must not deduct from the Consideration or pay to the Australian Commissioner of Taxation any amounts under Section 6.13(c) with respect to a Company Shareholder where it has received an entity declaration from the Company Shareholder at least 5 Business Days prior to the Closing Date (“Entity Declaration”) and:

(i)	the entity declaration is made in accordance with the requirements in section 14-225 of Subdivision 14-D and applies to a period that includes the Closing Date; and
(ii)	Buyer does not know that the Entity Declaration is false.
(e)
Company agrees that the Buyer may approach the Australian Taxation Office (“ATO”) to obtain clarification as to the application of Subdivision 14-D to the Transaction and will provide all information and assistance that Buyer reasonably requires in making that approach. Buyer agrees:

(i)
to provide Company a reasonable opportunity to review the form and content of all materials to be provided to the ATO, to take into account Company’s reasonable comments on those documents and more generally in relation to the Buyer’s engagement with the ATO in connection with the application of Subdivision 14-D to the Transaction; and

(ii)	not to contact any Company Shareholders in connection with the application of Subdivision 14-D to the Transaction without Company’s prior written consent.
(f)
If Buyer forms the view that an Entity Declaration it has received is false and Buyer has received the Entity Declaration more than 30 Business Days before the Closing Date, Buyer agrees that it shall not pay any amounts to the ATO in respect of that Company Shareholder until it has:

(i)	provided information upon which it relied to form that view to the Company Shareholder who has provided that Entity Declaration no less than 20 Business Days before the Closing Date;
(ii)	provided the Company Shareholder by notice in writing the opportunity to review the information provided to it and respond with their views no less than 10 Business Days before the Closing Date; and
(iii)	reviewed any response from the Company Shareholder and, after having reconsidered its view, still be of the view that it has knowledge that the Entity Declaration it has received is false.
(g)
If Buyer determines (acting reasonably) that it must pay an amount to the Australian Commissioner of Taxation under Subdivision 14-D in relation to the acquisition of any Company Shares from any Company Shareholder (“Withholding Amount”), Buyer will (subject to Section 6.14(d) and Section 6.14(f)):

(i)	determine the Withholding Amount to be paid to the Australian Commissioner of Taxation in respect of the acquisition of the Company Shares from such Company Shareholder;
(ii)	notify Company of the Withholding Amount in respect of the acquisition of the Company Shares from such Company Shareholder;
(iii)	pay the Withholding Amount to the Australian Commissioner of Taxation within the timeframe required under the Taxation Administration Act 1953 (Cth); and

(iv)
provide receipt or other appropriate evidence of payment of the Withholding Amount to the Australian Commissioner of Taxation (or procure the provision of such receipt or other evidence to the Company Shareholder).

(h)
The parties agree to consult in good faith as to the application of Subdivision 14-D, including taking into account any clarification provided by the ATO following the process mentioned in Section 6.14(e). The parties agree to take all reasonable actions that they agree (each acting reasonably) are necessary or desirable following that consultation which may include, without limitation, making amendments to this Agreement, the Scheme, and a Scheme Document to ensure that relevant representations or Entity Declarations are obtained from Company Shareholders.

Section 6.15	Scheme Implementation by Way of Offer.
(a)
If, prior to a Scheme Meeting, a takeover offer (under Article 116 of the Companies Law) is made by any Person not affiliated with Buyer or its Affiliates, Buyer may (in its sole discretion) elect to implement the Transaction by way of a contractual takeover offer (which, for the avoidance of doubt, would be made in respect of all Company Shares and including, without limitation, the Company Shares underlying the CDIs) (the “Offer”), whether or not the Scheme Document has been published, provided that the Offer is made in accordance with the terms and conditions set forth in this Agreement (with any additions, deletions, modifications or amendments to such terms and conditions as may be necessary solely as a result of a switch from the Scheme of Arrangement to the Offer) and provided that Buyer shall comply with Section 6.15(b) to Section 6.15(d). If the Parties agree to implement the Transaction by way of an Offer in accordance with this Section 6.15(a), Section 5.3 (only with respect to the Scheme Document) shall cease to have any effect (but without prejudice to the Parties’ obligations to take any relevant actions in accordance with this Agreement to approve and/or implement the Offer), and the terms and conditions set out in this Agreement shall be deemed to be modified or amended in so far as is necessary as a result of the switch from the Scheme of Arrangement to the Offer.

(b)
In the event that the Transaction is implemented by way of an Offer pursuant to and in accordance with Section 6.15(b), Buyer shall prepare the document to be dispatched to (among others) the Company Shareholders (including, for the avoidance of doubt, Company CDI Holders) under which any Offer would be made (the “Offer Document”) and shall consult with the Company in relation to the preparation thereof. Buyer agrees to submit, or cause the submission of, drafts and revised drafts of the Offer Document to the Company for review and comment and, where necessary, to discuss any reasonable comments with the Company for the purposes of preparing revised drafts. Buyer shall provide the Company reasonably sufficient time to consider the drafts and revised drafts of the Offer Document and include in the Offer Document all comments reasonably proposed by the Company.

(c)
The Company shall afford all such cooperation and assistance as may reasonably be requested of it by Buyer in respect of the preparation and verification of any document required for the implementation of the Offer, including the provision to Buyer of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Buyer may reasonably request (including for the purposes of preparing the Offer Document and any amendments or supplements to either the Offer Document) and to do so in a timely manner. The Company shall review and provide comments (if any) in a reasonably timely manner on all such documentation submitted to it.

(d)	If the Transaction is implemented by way of an Offer pursuant to and in accordance with Section 6.15(a):
(i)	the acceptance condition to the Offer shall be set at 75% (or such lesser percentage as the Company and Buyer may agree) of the Company Ordinary Shares to which the Offer relates;
(ii)	Buyer shall ensure that, unless the Parties agree otherwise in writing, the only conditions of the Offer shall be those set out in Article VII (the “Conditions”, and “Condition” means any one of the Conditions) (with (i) the condition set forth in Section 7.1(a) and Section 7.1(b) replaced with the acceptance condition specified in Section 6.15(d)(i) and (ii) any other additions, deletions, modifications or amendments to such conditions as the Parties agree are reasonably necessary or desirable as a result of a switch from the Scheme of Arrangement to the Offer);
(iii)
Buyer shall keep the Company reasonably informed, on a regular basis and in any event as promptly as reasonably practicable following a request by the Company or its Representatives, of the number of Company Shareholders that have validly returned their acceptance or withdrawal forms or incorrectly completed their acceptance or withdrawal forms and the identity of such shareholders; and

(iv)
except where the Company Board has effected a Company Change of Recommendation pursuant to and in accordance with Section 5.2(e)(iv), (i) the Company Board shall duly and validly adopt a resolution declaring that the Company Board has resolved that it will recommend that the Company Shareholders accept the Offer and such recommendation shall be deemed to be the Company Board Recommendation; (ii) the Company agrees that the Company Board Recommendation shall be included in the Offer Document; and (iii) neither the Company Board of Directors nor any committee thereof shall withhold, withdraw or modify in a manner adverse to Buyer the Company Board Recommendation.

ARTICLE VII
CONDITIONS
Section 7.1
Conditions to the Obligations of Each Party. The obligation of each Party to consummate the Transaction contemplated by this Agreement is subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing by each Party, at or prior to Closing, of the following conditions:

(a)	the Company Shareholder Approval shall have been obtained at the Scheme Meeting and the Company GM;
(b)
the Scheme of Arrangement shall have been sanctioned by the Court with or without modification (but subject to any non-de minimis modification being acceptable to Company and Buyer acting reasonably and in good faith) and a copy of the Court Order shall have been delivered to the Registrar of Companies in Jersey;

(c)
no Governmental Entity of a competent jurisdiction shall have issued any Order or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Transaction and no applicable Law shall have been adopted that makes consummation of the Transaction illegal or otherwise prohibited (it being understood that if any such Law arises out of or relates to Antitrust Laws or Investment Screening Laws, the presence of such Law will only be a failure to meet a condition under this Section 7.1(c) to the extent it would constitute a Material Restraint); and

(d)
all consents required (or, as the case may be, confirmation from the relevant authority that it does not consider its consent would be required) under the Antitrust Laws and Investment Screening Laws of the jurisdictions set forth on Exhibit A shall have been obtained or any applicable waiting period (and any extensions thereof) thereunder shall have expired or been terminated;

Section 7.2
Conditions to the Obligations of Parent and Buyer. The obligation of each of Parent and Buyer to consummate the Transaction contemplated by this Agreement is subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing by each of the Parent and the Buyer, at or prior to Closing, of the following conditions:

(a)
(i) the representations and warranties of Company set forth in Section 3.2(a), (c), (d) and (e) (in each case solely with respect to Company), shall be true and correct in all respects, except for de minimis inaccuracies, as of the date of this Agreement and as of the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all respects, except for de minimis inaccuracies, only as of such earlier date), (ii) the representations and warranties of Company set forth in the Fundamental Representations (except for the representations and warranties of Company set forth in Section 3.2(a) (c), (d) and (e) (in each case solely with respect to Company)) shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), and (iii) the other representations and warranties of Company set forth in Article III of this Agreement shall be true and correct as of the date of this Agreement and as of the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except in each case where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality,” “Company Material Adverse Effect” or words of similar import) would not, individually or in the aggregate, have a Company Material Adverse Effect;
(b)	Company shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing;
(c)	since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect; and
(d)
Parent and Buyer shall have received at the Closing a certificate signed on behalf of Company by an executive officer of Company certifying that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(c) have been satisfied.

Section 7.3
Conditions to the Obligations of Company. The obligation of the Company to consummate the Transaction contemplated by this Agreement is subject to the satisfaction or, to the extent permitted by applicable Law, waiver in writing by the Company, at or prior to Closing, of the following conditions:

(a)
(i) the representations and warranties of Parent and Buyer set forth in the Fundamental Representations shall be true and correct in all material respects on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects only as of such earlier date), and (ii) the other representations and warranties of the Parent and Buyer set forth in Article IV of this Agreement shall be true and correct on the date of this Agreement and the Closing Date as if made on each such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct only as of such earlier date), except where the failure of such representations and warranties to be so true and correct (disregarding all qualifications or limitations as to “materiality” or words of similar import) would not, individually or in the aggregate, prohibit, prevent or materially delay the consummation of the Transaction or the ability of Parent and Buyer to fully perform their respective covenants and obligations pursuant to this Agreement;

(b)	Parent and Buyer shall have performed or complied in all material respects with all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing; and
(c)
Company shall have received at the Closing a certificate signed on behalf of Parent by an executive officer of Parent certifying that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

Section 7.4
Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Transaction or for terminating this Agreement, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such Party’s breach in any material respect of any representation, warranty, covenant or agreement set forth in this Agreement was the principal cause of such failure.

ARTICLE VIII
TERMINATION
Section 8.1
Termination. This Agreement may be terminated and the Scheme and the Transaction may be abandoned at any time prior to the Effective Time and (except in the case of Section 8.1(c)(ii), Section 8.1(c)(iii) and Section 8.1(e)) whether before or after the Company Shareholder Approval has been obtained:

(a)	by mutual written consent of Company and Parent;
(b)
by Parent (provided that neither Parent nor Buyer is then in breach of any representation, warranty, covenant or other agreement contained in this Agreement which breach would give rise to the failure of any Condition in Section 7.3(a) or Section 7.3(b)), if Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of any Condition in Section 7.2(a) or Section 7.2(b) and (B) is either incapable of being cured or is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by Parent thereof;

(c)
(i)
by Company (provided that Company is not then in breach of any representation, warranty, covenant or other agreement contained in this Agreement which breach would give rise to the failure of any Condition in Section 7.2(a) or Section 7.2(b)), if Buyer shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of any Condition in Section 7.3(a) or Section 7.3(b) and (B) is either incapable of being cured or is not cured by the earlier of (x) the End Date and (y) 30 days following written notice by Company thereof;

(ii)
by Company, prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation pursuant to Section 5.2(e)(iv); provided that prior to or concurrently with such termination Company pays or causes to be paid to Parent the Company Termination Fee; or

(iii)
by Company, prior to the receipt of the Company Shareholder Approval, if there has occurred a Company Change of Recommendation in response to a Company Intervening Event pursuant to Section 5.2(e)(v), provided that prior to or concurrently with such termination Company pays or causes to be paid to Parent the Company Termination Fee.

(d)
by either Company or Parent, if the Effective Time shall not have occurred by 5:00 p.m. Eastern Time, on the End Date; provided that the End Date shall be automatically extended in two three (3) month increments until no later than April 9, 2026 if (x) the Conditions set forth in Section 7.1(c) and Section 7.1(d) shall not have been satisfied as of the close of business on the Business Day immediately prior to the then-current End Date or (y) the Company Shareholder Approval has been obtained but (i) no court date for the Court hearing to obtain the Court Order is available by the then-current End Date, (ii) Company has not sought the sanction of the Scheme of Arrangement by the Court or (iii) Company has not delivered the Court Order to the Registrar of Companies in Jersey to make the Scheme of Arrangement effective by the then-current End Date; and provided further that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any Party whose material breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the principal cause of the Effective Time not occurring prior to the End Date;

(e)
by Parent, prior to the receipt of the Company Shareholder Approval, if (i) there has occurred a Company Change of Recommendation or (ii) an intentional and material breach of the first sentence of Section 5.3(a)(xix) by Company shall have occurred;

(f)
by either Parent or Company if (i) any Governmental Entity of competent jurisdiction shall have issued a final and non-appealable Order that is in effect and permanently restrains, enjoins or otherwise prohibits the consummation of the Scheme or (ii) any Governmental Entity having jurisdiction over a Party shall have adopted a Law that is in effect that permanently makes illegal or otherwise permanently prohibits the consummation of the Scheme (provided that if any such Law arises out of or relates to Antitrust Laws or Investment Screening Laws, such Law will only result in a right to terminate this Agreement pursuant to this Section 8.1(f)(ii) to the extent it would constitute a “Material Restraint”; provided, further, that, for clarity, notwithstanding anything to the contrary in the definition of Material Restraint, such Law must permanently prohibit or permanently make illegal the consummation of the Transaction or the Scheme); provided that the right to terminate this Agreement pursuant to this Section 8.1(f) shall not be available to any Party whose material breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the principal cause of such Order or Law;

(g)
by either Parent or Company, if the Company Shareholder Approval shall not have been obtained at the Scheme Meeting or at any adjournment or postponement thereof, in each case at which a vote on such approval was taken; or

(h)
by either Company or Parent, if the Court (or any competent court of appeal therefrom) definitively declines or refuses to make any orders directing Company to convene the Scheme Meeting or affirmatively definitively declines or refuses to approve the Scheme; provided that the right to terminate this Agreement pursuant to this Section 8.1(c)(i) shall not be available, (i) in the event Parent and Buyer agree in writing to implement the Transaction by way of the Offer; or (ii) to any Party whose material breach of any representation, warranty, covenant or agreement set forth in this Agreement has been the principal cause of such declination or refusal.

Section 8.2	Effect of Termination.
(a)
In the event this Agreement is terminated pursuant to Section 8.1, written notice thereof shall be given to the other Parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and, except as set forth in this Section 8.2 and as set forth in Section 9.2, this Agreement shall become void and of no effect with no liability on the part of any Party (or of any of its respective Representatives); provided that no such termination shall relieve Company from any obligation to pay, if applicable, the Company Termination Fee pursuant to Section 8.2(b); provided further that no such termination shall relieve or otherwise affect the liability of any Party for fraud or any Intentional Breach of this Agreement by such Party prior to termination (which the Parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and shall include Damages based on the benefit of the bargain lost by a party’s shareholders, which shall be deemed in such event to be Damages of such party).

(b)
If this Agreement is terminated (x) by Parent pursuant to Section 8.1(e) or (y) by Company pursuant to Section 8.1(c)(ii) or Section 8.1(c)(iii), then Company shall, within two Business Days after such termination in the case of clause (x) above or prior to or concurrently with such termination in the case of clause (y) above, pay Buyer a fee equal to $200,000,000 (the “Company Termination Fee”). In addition, if (i) this Agreement is terminated (A) by Company or Parent pursuant to Section 8.1(d) or Section 8.1(h) or (B) by Parent pursuant to Section 8.1(b) in respect of an intentional and material breach, (ii) prior to such termination referred to in clause (i) of this sentence, but after the date of this Agreement, a bona fide Company Competing Proposal shall have been publicly made to Company or any of its Subsidiaries, shall have been made directly to the Company Shareholders generally or shall have otherwise become public or any Person shall have publicly announced an intention

(whether or not conditional) to make a bona fide Company Competing Proposal or, in the case of termination by Parent pursuant to Section 8.1(b), a Company Competing Proposal shall have been made publicly or privately to the Company Board of Directors, and (iii) within 12 months after the date of a termination in either of the cases referred to in clauses (i)(A) and (i)(B) of this sentence of Section 8.2(b), Company consummates a Company Competing Proposal or enters into a definitive agreement providing for a Company Competing Proposal, then Company shall pay the Company Termination Fee concurrently with the earlier of such entry or consummation; provided that solely for purposes of the second sentence of this Section 8.2(d), the term “Company Competing Proposal” shall have the meaning assigned to such term in Section 9.15, except that the references to “20% or more” shall be deemed to be references to “more than 50%”. In no event shall Company be required to pay the Company Termination Fee on more than one occasion.
(c)
Each Party acknowledges that the agreements contained in this Section 8.2 are an integral part of the Transaction contemplated by this Agreement, and that, without these agreements, no Party would have entered into this Agreement. Accordingly, if Company fails to pay when due the Company Termination Fee, if any (any such amount, a “Payment”), and, in order to obtain such Payment, Parent entitled to receive such Payment commences a suit which results in a judgment against Company for the Company Termination Fee, or any portion thereof, Company shall pay to Parent its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on the amount of the Payment at the prime rate of Citibank, N.A.in effect on the date such Payment was required to be paid from such date through the date of full payment thereof.

(d)
Subject to the remainder of this Section 8.2(d) and without limiting Parent’s rights pursuant to Section 9.14, but notwithstanding anything else to the contrary in this Agreement, Parent’s right to receive payment from Company of the Company Termination Fee pursuant to Section 8.2(b), under circumstances in which such fee is payable in accordance with this Agreement, together with any costs, fees or expenses payable pursuant to Section 8.2(c), shall constitute the sole and exclusive remedy of Buyer against Company and its Subsidiaries and any of their respective former, current or future general or limited partners, shareholders, members, managers, directors, officers, employees, agents, affiliates or assignees (collectively, the “Company Related Parties”) for all Damages suffered as a result of a breach or failure to perform hereunder (whether at law, in equity, in contract, in tort or otherwise), and upon payment of such amount, such amount is (A) the sole and exclusive remedy of Parent against the Company Related Parties in connection with the circumstances giving rise to such payment in respect of the Transaction, and all other remedies (whether at law, in equity, in contract in tort or otherwise) are expressly excluded (including any right of Parent to specific performance, injunctive relief, claims for amounts other than the Company Termination Fee or any other remedies which would otherwise be available in equity or law as a remedy for a breach or threatened breach of this Agreement) and (B) received by Parent in complete settlement of any and all claims that Parent may have had against the Company Related Parties in connection with the circumstances giving rise to such payment in respect of the Transaction, and none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (whether at law, in equity, in contract, in tort or otherwise) other than as contemplated by Section 9.3, except that to the extent any termination of this Agreement resulted from, directly or indirectly, an Intentional Breach of this Agreement or fraud by Company or such Intentional Breach or fraud by Company shall cause the Scheme Implementation or the Transaction not to occur, Parent shall be entitled to the payment of the Company Termination Fee (to the extent owed pursuant to Section 8.2(b)), together with any costs, fees or expenses payable pursuant to Section 8.2(c), and to any Damages, to the extent proven, resulting from or arising out of such Intentional Breach or fraud (as reduced by any Company Termination Fee paid by Company).

ARTICLE IX
MISCELLANEOUS
Section 9.1	Amendment and Modification; Waiver.
(a)	Subject to applicable Law, at any time prior to the Effective Time, this Agreement may only be amended, modified or supplemented in writing signed on behalf of each of Company and Parent.
(b)
At any time and from time to time prior to the Effective Time, Parent may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of Company, (ii) waive any inaccuracies in the representations and warranties made to Buyer or Parent, as applicable, contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of Parent and Buyer contained herein. Any agreement on the part of Parent to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent.

(c)
At any time and from time to time prior to the Effective Time, Company may, to the extent legally allowed and except as otherwise set forth herein, (i) extend the time for the performance of any of the obligations or other acts of Parent or Buyer, (ii) waive any inaccuracies in the representations and warranties made to Company, contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of Company contained herein. Any agreement on the part of Company to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Company.

(d)	Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.
Section 9.2
Survival. This Article IX and the agreements of the Parties contained in Article II and Section 6.5 (Directors’ and Officers’ Insurance and Indemnification) shall survive the Effective Time. This Article IX (other than Section 9.1 (Amendment and Modification; Waiver), and Section 9.14 (Assignment)) and the agreements of the Parties contained in Section 6.4 (Publicity) and Section 8.2 (Effect of Termination) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

Section 9.3
Expenses. Except as set forth in this Section 9.3 or Section 8.2, all fees and expenses incurred in connection with this Agreement, the Scheme and the other Transaction shall be paid by the Party incurring such expenses, whether or not the Scheme is consummated. Parent or Buyer must pay any stamp duty (including any fees, fines, penalties and interest) payable or assessed as being payable in connection with this Agreement or the Scheme.

Section 9.4	GST.
(a)	Any consideration or amount payable under this Agreement, including any non-monetary consideration, is exclusive of GST.
(b)
GST Pass On. If GST is payable, or notionally payable, on a supply made under or in connection with this Agreement, then except where the reverse charge procedure applies, the party providing the consideration for that supply must pay as additional consideration an amount equal to the amount of GST payable, or notionally payable, on that supply (the “GST Amount”). Subject to the prior receipt of a tax invoice, the GST Amount is payable at the same time that the other consideration for the supply is provided. If a tax invoice is not received prior to the provision of that other consideration, the GST Amount is payable within 10 days of the receipt of a tax invoice. The Parties agree that Buyer shall not charge GST in the United Kingdom in respect of the Company Termination Fee, provided that (i) Company does not have a “business establishment” or “fixed establishment” in the UK for UK GST purposes; and (ii)(A) Company is and remains registered for Irish GST purposes in Ireland or (B) is a passive holding company and therefore not required to register for GST in Ireland.
(c)
Reimbursements. Where any indemnity, reimbursement or similar payment under this Agreement is based on any cost, expense or other liability, it shall be reduced by any input tax credit entitlement, or notional input tax credit entitlement, in relation to the relevant cost, expense or other liability.

(d)
Adjustment Event. If an adjustment event occurs in relation to a supply made under or in connection with this Agreement, the GST Amount will be recalculated to reflect that adjustment and an appropriate payment will be made between the Parties.

(e)	Interpretation. Unless the context requires otherwise, words and phrases used in this clause that have a specific meaning in a GST Act shall have the same meaning in this clause.
Section 9.5
Other Tax Provision. The Company Termination Fee shall be paid free and clear of all deductions, withholdings, set-offs or counterclaims whatsoever except as may be required by law. If any deductions or withholdings are required by law, Company shall account to the relevant Governmental Entity for the amount so required to be deducted or withheld and, only in circumstances where the Company has changed its tax residence from Ireland or allocated or transferred its rights under this Agreement to a permanent establishment outside of Ireland, shall be obliged to pay to Buyer such additional amounts as will ensure that Buyer receives, in total, an amount which (after such deduction or withholding has been made) is no more and no less than it would have been entitled to receive in the absence of such a requirement to make a deduction or withholding.

Section 9.6
Notices. Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) on the date sent by e-mail of a PDF document if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, (b) when delivered, if delivered personally to the intended recipient, and (c) one Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a Party at the following address for such Party (or at such other address for a Party as shall be specified by like notice):

if to Company, to:

Arcadium Lithium plc
Suite 12, Gateway Hub
Shannon Airport House
Shannon, Co. Clare
Ireland V14 E370
Attention:	Gilberto Antoniazzi; General Counsel
Email:	gilberto.antoniazzi@livent.com; sara.ponessa@livent.com

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
United States of America
Attention:	William H. Aaronson; Cheryl Chan
Email:	william.aaronson@davispolk.com; cheryl.chan@davispolk.com

if to Parent, to:

6 St. James’s Square
London SW1Y 4AD
United Kingdom
For the attention of: The Directors
Email:	CompanySecretaryNotices@riotinto.com;
with a copy to (which shall not constitute notice):
Email:	andrew.latham@riotinto.com;

and

Linklaters LLP
1290 Avenue of Americas
New York, NY 10104
United States of America
For the attention of: George Casey; Pierre-Emmanuel Perais
Email:	george.casey@linklaters.com; pierre-emmanuel.perais@linklaters.com;

and

Linklaters LLP
1 Silk Street
London, EC2Y 8HQ
United Kingdom
For the attention of: James Inglis; Lisa Chang
Email:	james.inglis@linklaters.com; lisa.chang@linklaters.com;

if to Buyer, to:

6 St. James’s Square
London SW1Y 4AD
United Kingdom
For the attention of: The Directors
Email:	CompanySecretaryNotices@riotinto.com;
with a copy to (which shall not constitute notice):
Email:	andrew.latham@riotinto.com;

and

Linklaters LLP
1290 Avenue of Americas
New York, NY 10104
United States of America
Attention:	George Casey; Pierre-Emmanuel Perais
Email:	george.casey@linklaters.com; pierre-emmanuel.perais@linklaters.com;

and

Linklaters LLP
1 Silk Street
London, EC2Y 8HQ
United Kingdom
Attention:	James Inglis; Lisa Chang
Email:	james.inglis@linklaters.com; lisa.chang@linklaters.com.

Section 9.7
Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The table of contents and headings set forth in this Agreement or in the Company Disclosure Schedule or the Buyer Disclosure Letter are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. All references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, unless the context requires otherwise. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder, and any statute defined or referred to herein or in any agreement or instrument referred to herein shall mean (except where expressly noted) such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” With respect to the determination of any period of time, the word “from” means “from and including.” All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The phrase “ordinary course of business” as used in this Agreement shall be deemed to mean “the ordinary course of business consistent with past practice.” All references to “dollars” and “$” will be deemed to be references to the lawful currency of the United States of America. The term “made available” and words of similar import mean that the relevant documents, instruments or materials were (a) posted and made available to the other Parties or their Representatives on the Intralinks due diligence data site and Sharepoint maintained by Company for the purpose of the Transaction, in each case prior to the date hereof and including any information in the designated “clean team” areas of such data sites or (b) provided via electronic mail or in person prior to the date hereof. The word “or” means “and/or” unless the context otherwise requires.

Section 9.8
Counterparts. This Agreement may be executed manually or by facsimile by the Parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Parties. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a .pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.9	Entire Agreement; Third-Party Beneficiaries.
(a)
This Agreement (including the Company Disclosure Schedule), and all annexes and exhibits hereto (including the Scheme), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all other prior agreements (except that the Confidentiality Agreement shall be deemed amended hereby so that, until the earlier of the Effective Time and the termination of this Agreement in accordance with Section 8.1, (i) Company, Parent and Buyer shall be permitted to take the actions contemplated by this Agreement and (ii) the Confidentiality Agreement shall survive in full force and effect if any earlier expiration or termination is contemplated by the terms thereof) and understandings, both written and oral, among the Parties or any of them with respect to the subject matter hereof and thereof.

(b)
This Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, other than (i) as provided in Section 6.5 (Directors’ and Officers’ Insurance and Indemnification) (which shall be enforceable by the Indemnified Parties), and (ii) from and after the Effective Time, the right of the Company Shareholders to receive the Consideration.

Section 9.10
Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the Transaction is fulfilled to the extent possible.

Section 9.11	Governing Law; Jurisdiction.
(a)
This Agreement shall be interpreted and construed in accordance with, and any and all claims, controversies, and causes of action arising out of or relating to this Agreement, whether sounding in contract, tort, or statute, shall be governed by, the internal laws of the State of Delaware, including its statutes of limitations, without giving effect to any laws or other rules that would result in the application of the laws or statutes of limitations of a different jurisdiction; provided, however, that the Scheme and matters related thereto shall, solely to the extent required by the Laws of Jersey be governed by, and construed in accordance with, the Laws of Jersey.

(b)
Each Party, with respect to any Proceeding seeking to enforce any provision of, or based on any matter arising out of or relating to, this Agreement or the Transaction (whether brought by any Party or any of its Affiliates or against any Party or its Affiliates), (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Royal Court of the Bailiwick of Jersey; (ii) agrees that it will not attempt to deny or defeat such jurisdiction by motion or other request for leave from such court; and (iii) agrees that it will not bring any such action in any court other than the Royal Court of the Bailiwick of Jersey. Notwithstanding the foregoing, the Scheme and matters directly related to the sanction thereof shall be subject to the jurisdiction of the Court and any appellate courts therefrom.

Section 9.12
Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTION AND OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

Section 9.13
Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted successors and assigns. No Party may assign or delegate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other Parties, which any such Party may withhold in its absolute discretion.

Section 9.14	Enforcement; Remedies; Limitation of Liability; Subsidiaries.
(a)
Except as otherwise expressly provided in this Agreement, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.

(b)
Except as provided in Section 8.2(d), the Parties agree that irreparable injury will occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that, prior to the termination of this Agreement pursuant to Article VIII and in the absence of an obligation to make payment of the Company Termination Fee pursuant to Section 8.2(d), each Party shall be entitled to an injunction or injunctions to prevent or remedy any breaches or threatened breaches of this Agreement by any other Party, to a decree or order of specific performance to specifically enforce the terms and provisions of this Agreement and to any further equitable relief.

(c)
Except as provided in Section 8.2(d), the Parties’ rights in this Section 9.14 are an integral part of the Transaction and each Party hereby waives any objections to any remedy referred to in this Section 9.14 on the basis that there is an adequate remedy at Law or that an award of such remedy is not an appropriate remedy for any reason at Law or equity. For the avoidance of doubt, each Party agrees that there is not an adequate remedy at Law for a breach of this Agreement by any Party. In the event that any Party seeks any remedy referred to in this Section 9.14, such Party shall not be required to obtain, furnish, post or provide any bond or other security in connection with or as a condition to obtaining any such remedy.

(d)
Notwithstanding anything to the contrary in this Agreement, but subject to the terms of Section 8.2 and this Section 9.14, the maximum aggregate monetary liability of Company with respect to a breach of the terms of this Agreement shall be an amount equal to the Company Termination Fee, except in the case of any fraud or any Intentional Breach of this Agreement; provided that, for the avoidance of doubt, nothing in this Section 9.14(d) shall prohibit, restrict or otherwise affect any Party’s rights to seek and obtain the remedy of specific performance or any other remedy referred to in this Section 9.14.

(e)
Whenever this Agreement requires a Subsidiary of Parent, Buyer or Company to take any action, such requirement shall be deemed to include an undertaking on the part of Parent, Buyer or Company, as applicable, to cause such Subsidiary to take such action.

Section 9.15	Certain Definitions.
For the purposes of this Agreement, the term:
“A-L Transaction Agreement” means the transaction agreement, dated as of May 10, 2023, entered into by and among Livent Corporation, Lightning-A Limited (now known as Arcadium Lithium PLC), and Allkem Limited.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by Contract or otherwise. For purposes of this Agreement, each of Rio Tinto Limited and Rio Tinto plc and their respective Affiliates shall be deemed to be Affiliates, and therefore, Representatives, of Buyer.
“Anti-Corruption Legislation” means any and all of the following: the FCPA; the Organisation For Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transaction and related implementing legislation; the relevant common law or legislation in England and Wales relating to bribery and/or corruption, including the Public Bodies Corrupt Practices Act 1889; the Prevention of Corruption Act 1906 as

supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001; the Bribery Act 2010; the Proceeds of Crime Act 2002; and any anti-bribery or anti-corruption related provisions in criminal and anti-competition laws and/or anti-bribery, anti-corruption and/or anti-money laundering laws of any jurisdiction in which Company is organised or operates.
“Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act of 1914, the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976, and all other U.S. federal, state and foreign statutes, rules, regulations, orders, decrees and other laws and orders that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition.
“Applicable Date” means in respect of the Company, January 4, 2024, and in respect of the Company Subsidiaries and any predecessor entities, January 1, 2021.
“ASIC” means the Australian Securities and Investments Commission.
“ASX” means ASX Limited ACN 008 624 691 and, where the context requires, the securities exchange that it operates.
“ASX Settlement Rules” means the operating rules of the settlement facility provided by ASX Settlement Pty Limited (ABN 49 008 504 532).
“Australian Act” means the Corporations Act 2001 (Cth).
“Book-Entry Share” means a non-certificated Company Share represented by book-entry.
“Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking and savings and loan institutions are authorized or required by Law to be closed in the Bailiwick of Jersey, London, United Kingdom, Sydney, Australia or New York, New York, United States of America.
“Buyer Shares” means shares in the capital of Buyer.
“CDI Depositary Nominee” has meaning given in the ASX Settlement Operating Rules.
“CDIs” means the CHESS depositary interests issued by Company and quoted on the ASX into the ratio of one Company Share to one CDI.“CFIUS” means the interagency Committee on Foreign Investment in the United States and any CFIUS member or agency acting on behalf of CFIUS or participating in the CFIUS process.
“CFIUS Approval” means (a) that, at the conclusion of any review or investigation conducted pursuant to the DPA, the Parties shall have received a written notice from CFIUS that (i) it has concluded that the Transaction is not a “covered transaction” and are not subject to review under the DPA, or (ii) it has concluded action under the DPA with respect to the Transaction, or (b) CFIUS has sent a report (the “CFIUS Report”) to the President of the United States (“POTUS”) requesting POTUS’s decision, and POTUS has (i) announced a decision not to take any action to suspend or prohibit the Transaction or (ii) not taken any action to suspend or prohibit the Transaction after 15 days from the date of receipt of the CFIUS Report.
“CFIUS Notice” means a notice with respect to the Transaction submitted to CFIUS by the Parties pursuant to 31 C.F.R. Part 800 Subpart E.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collective Bargaining Agreement” means any collective bargaining agreement or other Contract with a labor union, trade union agreement or foreign works council contract or arrangement.
“Companies Law” means the Companies (Jersey) Law 1991.
“Company Benefit Plan” means each employment, consulting, executive compensation, incentive compensation, deferred compensation, bonus, stock purchase, stock option, phantom stock or other equity-based compensation, salary continuation, change-in-control, retention, severance, termination, garden leave, pay in lieu, gross-up, pension, profit-sharing, savings, retirement vacation, sick leave, disability, death benefit, group insurance, hospitalization, medical, dental, life (including all individual life insurance policies as to which Company is the owner, the beneficiary or both), Code Section 125 “cafeteria” or “flexible” benefit, employee loan, relocation, repatriation, restrictive covenant, clawback, educational assistance or fringe benefit plan, program, policy, practice, agreement or arrangement, whether written or oral, formal or informal, legally binding or not, including, without limitation, each “employee benefit plan” within the meaning of Section 3(3) of ERISA, each Multiemployer Plan and any other employee benefit plan, program, policy, practice, agreement or arrangement, whether or not subject to ERISA (including any funding instrument therefor now in effect or required in the future as a result of the transaction contemplated by this Agreement or otherwise), in each case, (i) under which any Service Provider (or any dependent or beneficiary thereof) has any present or future right to compensation or benefits and (ii) that is maintained, sponsored or contributed to by Company, or with respect to which Company has any obligation to maintain, sponsor or contribute, or (iii) with respect to which Company has any direct or indirect Liability, whether contingent or otherwise.
“Company Board of Directors” means the board of directors of Company.
“Company Board Recommendation” means any recommendation that the Company Shareholders vote in favor of all the resolutions comprising the Company Shareholder Approval at duly held meetings of such shareholders for such purposes.
“Company Business Plan” means Investor Day Presentation dated as of September 19, 2024, and attached hereto as Exhibit B, as it may be modified (or deemed to be modified) from time to time by agreement in writing between Parent and Company.
“Company CDI Holders” means the holders of CDIs.
“Company CDI Register” means the register of Company CDI Holders established and maintained by or on behalf of the Company.
“Company Competing Proposal” means any inquiry, contract, proposal, offer or indication of interest from any Company Third Party relating to any transaction or series of related transactions (other than transactions only with Buyer or any of its Subsidiaries) involving, directly or indirectly: (a) any acquisition (by asset purchase, equity purchase, merger, scheme of arrangement or otherwise) by any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) of any business or assets of Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that constitute 20% or more of Company’s and its Subsidiaries’ consolidated assets (by fair market value), or generated 20% or more of Company’s and its Subsidiaries’ net revenue or earnings for the preceding 12 months, or any license, lease or long-term supply agreement having a similar economic effect; (b) any acquisition of beneficial ownership by any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) of 20% or more of the outstanding Company Shares or any other securities entitled to vote on the election of directors or any tender or exchange offer that if consummated would result in any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) beneficially owning 20% or more of the outstanding Company Shares entitled to vote on the election of directors; or (c) any merger, consolidation, share exchange, business combination, scheme of arrangement, recapitalization, liquidation, dissolution or similar transaction involving Company, or any of its Subsidiaries whose business or assets constitute 20% or more of Company’s and its Subsidiaries’ consolidated assets (by fair market value), or generated 20% or more of Company’s and its Subsidiaries’ net revenue or earnings for the preceding 12 months.
“Company Credit Agreement” means the Amended and Restated Credit Agreement, dated as of September 1, 2022, by and among Livent Corporation, Livent USA Corp., the guarantors party thereto from time to time, the lenders party thereto from time to time and Citibank, N.A., as administrative agent for the lenders, as amended by that certain Joinder and First Amendment to Amended and Restated Credit Agreement, dated as of January 4, 2024 by and among Arcadium

Lithium PLC, Arcadium Lithium Intermediate IRL Limited, Arcadium Lithium Financing IRL Limited, Livent Corporation, Livent USA Corp., the guarantors party thereto from time to time, the lenders party thereto from time to time, and Citibank, N.A., as administrative agent for the lenders.
“Company Easement” means the easements, rights of ways, servitudes and other similar interests owned by Company or any Company Subsidiary.
“Company Equity Awards” means the Company RSU Awards, the Company Stock Options, the Legacy Restricted Share Rights, and any other equity-based awards granted under any Company Equity Plan.
“Company Equity Plan” means the Company Incentive Omnibus Plan or any other plan pursuant to which equity-based awards are granted in respect of Company Shares.
“Company GM” means the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement, expected to be held immediately after the Scheme Meeting shall have been concluded or adjourned or postponed (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed).
“Company Intervening Event” means an Effect that is material to Company that occurs or arises after the date of this Agreement that was not known to or reasonably foreseeable by the Company Board of Directors as of the date of this Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Company Board of Directors as of the date of this Agreement); provided, however, that in no event shall the following constitute a Company Intervening Event: (a) the receipt, existence or terms of an actual or possible Company Competing Proposal or Company Superior Proposal; (b) any change, in and of itself, in the price or trading volume of Company Shares (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition); (c) conditions (or changes in such conditions) in the lithium mining and chemicals industry (including changes in general market prices for lithium chemicals, lithium spodumene concentrate and related products (including pricing under futures contracts) and political or regulatory changes affecting the industry or any changes in applicable Law), or (d) any opportunity to acquire (by merger, joint venture, partnership, consolidation, scheme of arrangement, acquisition of equity or assets or otherwise), directly or indirectly, any assets, securities, properties or businesses from, or enter into any licensing, collaborating or similar arrangements with, any other Person or (e) the fact that Company or any of its Subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition).
“Company Material Adverse Effect” means (a) any Effect that would prevent or materially impair the ability of Company to consummate the Scheme prior to the End Date (as the same may be extended) or (b) any Effect which has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the financial condition, properties, assets, liabilities, business or results of operations of Company and its Subsidiaries, taken as a whole; provided, however, that, solely for the purposes of clause (b) above, no Effects to the extent resulting or arising from any of the following, either alone or in combination, shall be deemed to constitute a Company Material Adverse Effect or shall be taken into account when determining whether a Company Material Adverse Effect exists or has occurred or would reasonably be expected to exist or occur: (i) any changes in global, national or regional economic conditions, including any changes generally affecting financial, credit or capital market conditions; (ii) conditions (or changes therein) in any industry or industries in which Company or any of its Subsidiaries operates, including in the lithium mining and chemicals industry (including changes in general market prices for lithium chemicals and related products (including pricing under futures contracts)); (iii) general legal, tax, economic, political and/or regulatory conditions (or changes therein); (iv) any change or prospective changes in GAAP, IFRS, JORC, NI 43-101, Subpart 1300 or the interpretation thereof or other accounting principles and policies; (v) any adoption, implementation, promulgation, repeal, modification, amendment, reinterpretation, change or proposal of any applicable Law of and by any Governmental Entity (including with respect to Taxes); (vi) the execution and delivery of this Agreement or the negotiation, public announcement, pendency or consummation of the Transaction or compliance with the terms of this Agreement, including any Transaction Litigation and including any actual or potential loss or impairment after the date hereof of any Contract or business relationship to the extent arising as a result thereof (it being understood that this clause (vi) shall not apply with respect to any representation or warranty contained in this Agreement to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Transaction or the compliance with the terms of this Agreement); (vii) any change in the price or trading volume of Company Shares, in and of itself (it being understood that the Effects giving rise or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account); (viii) any failure by Company to meet, or any change in, any internal or published projections, estimates or expectations of Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by Company to meet its internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (it being understood that the Effects giving rise or contributing to such failure that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account); (ix) Effects arising out of changes in geopolitical conditions, the outbreak of a pandemic, epidemic, endemic or other widespread health crisis (including COVID-19), acts of terrorism or sabotage, war (whether or not declared), the commencement, continuation or escalation of a war, acts of armed hostility, weather conditions, natural disasters or other similar force majeure events, including any material worsening of such conditions threatened or existing as of the date of this Agreement; (x) any action taken at the request of Buyer in writing; (xi) any reduction in the credit rating or credit rating outlook of Company or the Company Subsidiaries or any increase in credit default swap spreads with respect to indebtedness of Company or the Company Subsidiaries, in and of itself (it being understood that the Effects giving rise or contributing to such change that are not otherwise excluded from the definition of “Company Material Adverse Effect” may be taken into account); or (xii) Effects arising out of any conversion or reconciliation among IFRS, GAAP, JORC, NI 43-101, Subpart 1300 or other accounting principles and policies undertaken in connection with the Transaction except, in the case of clauses (i) through (v) and (ix) above, to the extent Company and the Company Subsidiaries, taken as a whole, are disproportionately impacted thereby relative to other entities operating in the same industry or industries in which Company and the Company Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect).
“Company Mining Rights” means the mining rights and concessions owned by Company or any Company Subsidiary.
“Company Omnibus Incentive Plan” means the Company’s Omnibus Incentive Plan adopted as of January 4, 2024.
“Company PSU” means each outstanding restricted stock unit award subject to performance conditions in respect of Company Shares granted under the Company Omnibus Incentive Plan.
“Company RSU” means each outstanding restricted stock unit award in respect of Company Shares granted under the Company Omnibus Incentive Plan.
“Company Stock Option” means each outstanding option to acquire Company Shares granted under the Company Omnibus Incentive Plan.
“Company Shareholder” means a holder of Company Shares from time to time.

“Company Shareholder Approval” means (i) the approval of the Scheme of Arrangement by a resolution of a majority in number of the Company Shareholders representing three-quarters (75%) or more of the votes cast by those Company Shareholders who (being entitled to do so) vote in person or by proxy at the Scheme Meeting (or at any adjournment or postponement of such meeting), and (ii) the approval of the Company Shareholder Resolutions by the requisite majority of the Company Shareholders at the Company GM (or at any adjournment or postponement of such meeting).
“Company Shareholder Resolutions” means the resolutions to alter the Company Articles of Association and such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement.
“Company Shares” means the ordinary shares, par value $1.00 per share, of the Company.
“Company Subsidiaries” means the Subsidiaries of Company.
“Company Superior Proposal” means a bona fide written proposal that is not solicited after the date of this Agreement in breach of this Agreement and is made after the date of this Agreement by any Person or “group” (within the meaning of Section 13(d) of the Exchange Act) (other than Buyer or any of its Affiliates) to acquire, directly or indirectly, (a) businesses or assets of Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that account for all or substantially all of the fair market value of Company and its Subsidiaries’ assets or that generated all or substantially all of Company’s and its Subsidiaries’ net revenue or earnings for the preceding 12 months, respectively, or (b) all or substantially all of the outstanding Company Shares, in each case whether by way of merger, amalgamation, scheme of arrangement, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of equity or assets or otherwise, that in the good-faith determination of the Company Board of Directors, after consultation with its financial and legal advisors, if consummated, would result in a transaction more favorable to Company’s shareholders than the Transaction (after taking into account the time likely to be required to consummate such proposal, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing or certainty of closing, the identity of the Person or Persons making the proposal and any adjustments or revisions to the terms of this Agreement offered by Buyer in response to such proposal or otherwise), after considering all factors the Company Board of Directors deems relevant.
“Company Third Party” means any Person, including as defined in Section 13(d) of the Exchange Act, other than Buyer or any of its Affiliates or any of its or their Representatives acting on behalf of Buyer or such Affiliate in connection with the Transaction.
“Company Water Rights” means the water rights owned by Company or any Company Subsidiary.
“Confidentiality Agreement” means the Confidentiality Agreement, dated October 2, 2024, between Company and Rio Tinto Western Holdings Limited, as it may be amended from time to time.
“Continuing Employees” means employees of Company and its Subsidiaries who remain employed by Company or any of its Subsidiaries after the Closing Date.
“Contract” means any written or oral agreement, contract, subcontract, settlement agreement, lease, sublease, binding understanding, note, option, bond, mortgage, indenture, trust document, loan or credit agreement, license, sublicense, insurance policy or other legally binding commitment or undertaking of any nature, as in effect as of the date hereof or as may hereinafter be in effect.
“Court Order” means the Act of Court sanctioning the Scheme.
“COVID-19” means the disease caused by SARS-CoV-2 or COVID-19 (and all related strains and sequences), including any intensification, resurgence or any evolutions or mutations thereof, and/or related or associated epidemics, pandemics, disease outbreaks or public health emergencies.

“Damages” means all damages, costs, expenses, liabilities or losses of any kind.
“DOL” means the United States Department of Labor.
“DPA” means Section 721 of Title VII of the Defense Production Act of 1950, as amended, and including as implemented through 31 C.F.R. Part 800.
“Effect” means any change, effect, development, circumstance, condition, state of facts, event or occurrence.
“Equity Award Conversion Ratio” means the quotient obtained by dividing (i) the Consideration by (ii) the average volume weighted average price per ordinary share of (A) Rio Tinto plc on the London Stock Exchange in the case of Adjusted Restricted Share Rights, Adjusted Company Options or Adjusted Company RSUs granted in respect of Rio Tinto plc shares and (B) Rio Tinto Limited on the Australian Securities Exchange in the case of Adjusted Restricted Share Rights, Adjusted Company Options or Adjusted Company RSUs granted in respect of Rio Tinto Limited shares for the 30 consecutive trading day period ending on the last trading day preceding the Closing Date.
“End Date” means October 9, 2025, as may be extended pursuant to Section 8.1(d).
“Environmental Laws” means all Laws which relate to pollution, protection of the environment, or public or worker health or safety (regarding Hazardous Substances).
“Environmental Permits” means any permit, license, consent, certificate, registration, variance, exemption, authorization or approval required under Environmental Laws.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means with respect to Company, any trade or business, whether or not incorporated, that together with Company would be deemed a “single employer” within the meaning of Section 414 of the Code or Section 4001(b)(1) of ERISA or that is a member of the same “controlled group” as Company pursuant to Section 4001(a)(14) of ERISA.
“Exchange Act” means the United States Securities Exchange Act of 1934.
“Ex-Im Laws” means all Laws relating to export, re-export, transfer or import controls, including the International Traffic in Arms Regulations administered by the U.S. Department of State, the Export Administration Regulations administered by the U.S. Department of Commerce, the customs and import Laws administered by U.S. Customs and Border Protection, and similar Laws of Canada, the European Union, the United Kingdom, Argentina, and any other relevant jurisdiction.
“FCPA” means the United States Foreign Corrupt Practices Act of 1977.
“FLSA” means the Fair Labor Standards Act of 1938.
“Fundamental Representations” means the representations and warranties set forth in Sections 3.1 (Qualification, Organization, etc.), 3.3(a) (Corporate Authority Relative to this Agreement), 3.3(c)(i) (No Violation), 3.17 (Required Vote; Takeover Provisions), 3.20 (Finders and Brokers), 4.1 (Qualification, Organization, etc.), 4.2 (Capitalization), 4.3(a) (Corporate Authority Relative to this Agreement), and 4.5 (Finders and Brokers).
“GAAP” means the United States generally accepted accounting principles, consistently applied.
“Governmental Consent” means a consent of, with or to a Governmental Entity (including the expiration of any waiting or other time period required to pass before governmental consent or acquiescence may be assumed or relied on).
“Governmental Entity” means (a) any national, U.S. federal, state, county, municipal, local or foreign government or any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of, or pertaining to, government, including any arbitral body (public or private), in each case in any part of the world, (b) any public international governmental organization, or (c) any agency, commission, division, instrumentality, bureau, department or other political subdivision of any government, entity or organization described in the foregoing clause (a) or (b) of this definition.
“Government Official” means (a) any official, officer, employee or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, political party, or state-owned or state-controlled company, or (b) any candidate for political office.
“GST” means GST (with the meaning given in the GST Act), value added tax, other sales or turnover tax or other Tax of a similar nature imposed in any country.
“GST Act” means the A New Tax System (Goods and Services Tax) Act 1999 (Cth).
“Hazardous Substance” means any material, substance or waste that is subject to regulation, or for which liability or standards of conduct may be imposed, under any Environmental Laws, including petroleum and per- and polyfluoroalkyl substances.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the rules and regulations promulgated thereunder.
“IFRS” means the International Financial Reporting Standards as issued by the International Accounting Standards Board, consistently applied.
“Indebtedness” means, with respect to any Person,
(a)	all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)	all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guarantees, surety bonds and similar instruments;
(c)	any interest rate, swap, currency swap, forward currency or interest rate contracts or other interest rate or currency hedging arrangements;
(d)	all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);
(e)
indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness will have been assumed by such Person or is limited in recourse;

(f)	all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP. IFRS or other accounting principles and policies, recorded as capital leases; and
(g)
any guarantee (other than customary non-recourse carve-out or “badboy” guarantees) of any of the foregoing, whether or not evidenced by a note, mortgage, bond, indenture or similar instrument, provided that Indebtedness shall not include (i) any performance guarantee or any other guarantee that is not a guarantee of other Indebtedness, (ii) in the case of Company or any of its Subsidiaries, any guarantee provided for the benefit of Company or any of its wholly owned Subsidiaries or (iii) in the case of Buyer or any of its Subsidiaries, any guarantee provided for the benefit of Buyer or any of its wholly owned Subsidiaries.

“Intellectual Property” means all intellectual property and similar proprietary rights existing anywhere in the world, including with respect to (a) patents, utility models, and any other governmental grant for the protection of inventions or industrial designs, applications for the foregoing, and all reissues, reexaminations, divisionals, continuations, and continuations-in-part thereof, (b) trademarks, service marks, trade dress, logos, slogans, brand names, trade names, corporate names and other similar designations of source or origin, together with the goodwill associated therewith and symbolized thereby, as well as any rights to domain names, (c) copyrights, copyrightable works and other works of authorship, (d) trade secrets and other confidential information, including know-how, inventions (whether or not patentable), concepts, methods, processes, apparatuses, designs, schematics, drawings, formulae, technical data, specifications, research and development information, technology, and business plans (“Trade Secrets”), (e) rights in databases and data collections (including knowledge databases, customer lists and customer databases), (f) Software, including data, databases and documentation therefor, and (g) in each case of (a) through (f) above, whether registered or unregistered, and including all applications for any such rights as well as the right to apply for such rights and all goodwill associated with, any of the foregoing.
“Intentional Breach” means, with respect to any agreement or covenant of a Party in this Agreement, an action or omission intentionally taken or omitted to be taken by such Party in material breach of such agreement or covenant that the breaching Party takes (or fails to take) with actual knowledge (determined without regard to the definition of “knowledge” in this Agreement) that such action or omission would, or would reasonably be expected to, cause such material breach of such agreement or covenant.
“Investment Screening Laws” means any applicable U.S. or foreign Laws that are designed or intended to screen, prohibit, restrict or regulate investments on public order or national security grounds, including any U.S. or foreign Laws designed to regulate foreign investment.
“IT Assets” means any and all of the following which are owned, used or held for use by Company or any of its Subsidiaries: computers, software, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines, and all other information technology equipment, and all associated documentation.
“knowledge” will be deemed to be, as the case may be, the actual knowledge of (a) the Persons listed in Section 9.6(a) of the Company Disclosure Schedule with respect to Company, or (b) the Persons listed in Section 9.6(a) of the Buyer Disclosure Letter with respect to Buyer, in each case after reasonable inquiry of such individual’s direct reports with operational responsibility for the fact or matter in question.
“Law” means any law (including common law), statute, code, rule, regulation, Order, ordinance or other pronouncement of any Governmental Entity having the effect of law or stock exchange rule.
“Legacy Restricted Share Right” means each Company restricted share right subject to vesting, repurchase, forfeiture, transfer or other restrictions, that was granted under the Company Omnibus Incentive Plan, as a replacement award in respect of Allkem Limited performance rights in accordance with the A-L Transaction Agreement.
“Lien” means any lien, charge, pledge, hypothecation, mortgage, security interest, encumbrance, claim, option, right of first refusal, preemptive right, community property interest or encumbrance or restriction of any nature (including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Listed Shares” means either the ordinary shares of 10 pence each of Rio Tinto plc or the ordinary shares of Rio Tinto Limited, as the context requires.
“Material Restraint” means any Law adopted by any Governmental Entity having jurisdiction over any Party that (a) is in effect, (b) makes illegal or otherwise prohibits the consummation of the Transaction or the Scheme and (c) either (i) arises under Antitrust Laws or Investment Screening Laws of the jurisdictions set forth in Exhibit B (as the same may be amended with the written consent of Company and Buyer) or (ii) the violation or contravention of which would reasonably be expected to result in (A) criminal liability to any Person, (B) personal liability to any director or officer of a Party or any of their respective Subsidiaries or (C) a material adverse effect on Parent Group following the Effective Time.

“Multiemployer Plan” means any “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA.
“Multiple Employer Plan” means an employee benefit plan maintained by more than one employer within the meaning of Section 413(c) of the Code or that is or has been subject to Section 4063 or 4064 of ERISA.
“Naraha” means Toyotsu Lithium Corporation, a corporation formed under the Laws of Japan.
“Nemaska” means Nemaska Lithium Inc., a corporation amalgamated and existing under the federal Laws of Canada.
“NI 43-101” means National Instrument 43-101, Standards of Disclosure for Mineral Projects;
“Non-Employee Director RSU” means a Company RSU which, as of immediately prior to the Effective Time, is held by a non-employee member of the Company Board of Directors.
“NYSE” means the New York Stock Exchange.
“Order” means any order, judgment, injunction, ruling, writ, determination, award or decree of any Governmental Entity.
“Parent Group” means Rio Tinto plc, and its subsidiary undertakings (as defined in the Companies Act 2006) from time to time, together with Rio Tinto Limited and each of its subsidiaries (as defined in the Australian Act), and includes any entity that would be considered to be a subsidiary of Rio Tinto plc and/or Rio Tinto Limited if they were treated as one company, and a “Parent Group Company” means any subsidiary company of the Parent Group.
“Parties” shall have the meaning set forth in the Preamble.
“PBGC” means the United States Pension Benefit Guaranty.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
“Personal Information” means any information that, alone or in combination with other information held by Buyer, Company or any of their respective Subsidiaries, as applicable, identifies or could reasonably be used to identify an individual, and any other personal information that is identified in applicable Laws as being ‘personal information’, ‘personal data’ or similar terms and subject to such Laws.
“Proxy Statement Clearance Date” means the earlier of (a) the date on which the Company is informed by the SEC, orally or in writing, that the Proxy Statement will not be reviewed by the SEC, including the first (1st) Business Day that is at least ten (10) calendar days after the filing of the preliminary Proxy Statement if the SEC has not informed the Company that it intends to review the Proxy Statement, and (b) in the event that the Company receives comments from the SEC on the preliminary Proxy Statement, the first (1st) Business Day immediately following the date the SEC informs the Company, orally or in writing, that the SEC staff has no further comments on the preliminary Proxy Statement.
“Register of Members” means the register of members of Company from time to time.
“Registrar of Companies” means the Registrar of Companies in Jersey operated by the Jersey Financial Services Commission.
“Representatives” means, when used with respect to any Person, the Affiliates, directors, officers, employees, consultants, financial advisors, accountants, legal counsel, investment bankers and other agents, advisors and representatives of such Person.
“Sanction Date” means the day on which the Court hears the application to sanction the Scheme or, if the application is adjourned for any reason, the first day on which the adjourned application is heard.

“Sanctioned Country” means any country or region that is, or was at any time since January 1, 2018, the subject or target of a comprehensive embargo under Sanctions Laws or Ex-Im Laws (including Cuba, Iran, North Korea, Syria, and the Crimea region and the “so-called” Donetsk People’s Republic (DNR) and Luhansk People’s Republic (LNR) regions of Ukraine).
“Sanctioned Person” means any Person that is the subject or target of sanctions or other targeted restrictions under Sanctions Laws or Ex-Im Laws, including: (a) any Person listed on any applicable sanctions- or export-related restricted party list, including the U.S. Department of the Treasury, Office of Foreign Assets Control’s (“OFAC”) List of Specially Designated Nationals and Blocked Persons, OFAC’s Consolidated Sanctions List, the U.S. Department of Commerce’s Denied Persons, Entity or Unverified Lists, His Majesty’s Treasury’s Consolidated List of Financial Sanctions Targets, the UN Security Council Consolidated List or the European Union Consolidated List of Financial Sanctions Targets; (b) any other Person that is subject to any such sanctions or restrictions as a result of a relationship of ownership, control, or agency with any Person(s) described in the foregoing clause (a), or otherwise; or (c) any Person located, organized, or resident in a Sanctioned Country.
“Sanctions Laws” means all Laws relating to economic or trade sanctions administered or enforced by the United States (including by OFAC or the U.S. Department of State), Canada, the United Kingdom, Jersey, the United Nations Security Council, the European Union, any European Union Member State or any other relevant Governmental Entity of a member state of the Organisation for Economic Co-operation and Development.
“Scheme” or “Scheme of Arrangement” means the proposed scheme of arrangement under article 125 of the Companies Law between Company and Company Shareholders, in form agreed by Company and Buyer in accordance with the terms of this Agreement, subject to any alterations or conditions made or required by the Court and agreed to in writing by Company and Buyer in accordance with the terms of this Agreement.
“Scheme Document” means the scheme circular or other similar document containing the terms of the Scheme and the appropriate explanatory statement in compliance with Article 126(2) of the Companies Law (including a proxy statement) sent to the Company Shareholders, published by Company in connection with the Scheme of Arrangement and which, for the avoidance of doubt, may be contained in the Proxy Statement.
“Scheme Implementation” means the implementation of the Scheme upon the terms and subject to the conditions hereof.
“Scheme Meeting” means such meeting(s) of the Company Shareholders as the Court may direct in relation to the approval of the Scheme of Arrangement by the Company Shareholders.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933.
“Service Provider” means any current or former employee, officer, director, consultant or independent contractor of the Company.
“Software” means any and all computer programs, including operating system and applications, software, implementations of algorithms, computerized databases, development tools, design tools, user interfaces and program interfaces, whether in source code or object code form and all documentation relating to the foregoing.
“Subsidiary” or “Subsidiaries” means, with respect to any Person, any corporation, limited liability company, partnership or other organization, whether incorporated or unincorporated, of which (a) at least a majority of the outstanding shares of capital stock of, or other equity interests, having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (b) with respect to a partnership, such Person or any other Subsidiary of such Person is a general partner. For the avoidance of doubt, Nemaska and Naraha shall each be deemed a Subsidiary of Company under this Agreement.
“Takeover Statutes” means any “fair price”, “moratorium”, “control share acquisition”, “business combination” or any other anti-takeover statute or similar statute enacted under applicable Law, including Section 203 of the Delaware Code or similar Law, and any restrictive provision in the Company Governing Documents.
“Tax” or “Taxes” means any and all taxes, levies, duties, tariffs, imposts and other similar charges and fees imposed by any Governmental Entity, including income, deduction, franchise, windfall or other profits, gross receipts, premiums, property, sales, use, net worth, capital stock, payroll, employment, social security, workers’ compensation, unemployment compensation, excise, withholding, ad valorem, stamp, transfer, GST, gains tax and license, registration and documentation fees, severance, occupation, environmental, customs and export duties, disability, real property, personal property, escheat or unclaimed property, registration, alternative or add-on minimum or estimated tax, any tax amounts pursuant to a European Union “state aid” claim or a “false claims” act, including any interest, penalty, charge, fine, fee, additions to tax or additional amounts attributable to or imposed with respect to any of the foregoing, whether disputed or not.
“Tax Return” means any report, return, information return, certificate, claim for refund, election, estimated tax filing or declaration filed or required to be filed with any Governmental Entity in connection with the determination, assessment or collection of Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Treasury Regulations” means the Treasury regulations promulgated under the Code.
“WARN Act” means the Worker Adjustment and Retraining Notification Act and the regulations promulgated thereunder.
“WTO” means the World Trade Organization.
Section 9.16	Terms Defined Elsewhere. The following terms are defined elsewhere in this Agreement, as indicated below:

Defined Term	Location
“Adjusted Company Stock Option”	Section 2.3(c)
“Agreement”	Preamble
“Anaconda ASIC Documents”	Section 3.4(a)
“ATO”	Section 6.14(b)
“Buyer”	Preamble
“Code”	Recitals
“Company”	Preamble
“Company Capitalization Date”	Section 3.2(a)
“Company Change of Recommendation”	Section 5.2(d)(vi)
“Company Disclosure Documents”	Section 3.14(a)(iv)
“Company Disclosure Schedule”	Article IV
“Company Governing Documents”	Section 3.1
“Company Intellectual Property”	Section 3.15(a)
“Company Leased Real Property”	Section 3.16(b)
“Company Material Contracts”	Section 3.18(a)
“Company Owned Real Property”	Section 3.16(a)
“Company Permits”	Section 3.8(b)
“Company Permitted Lien”	Section 3.16(a)
“Company Related Parties”	Section 8.2(d)
“Company SEC Documents”	Section 3.4
“Company Stock Options”	Section 2.3

Defined Term	Location
“Company Termination Fee”	Section 8.2(d)
“Conditions”	Section 6.15(d)
“Continuation Period”	Section 6.6
“Continuing Employees”	Section 6.6
“D&O Insurance”	Section 6.5(d)
“DETE Minister”	Exhibit A
“Directions Court Documentation”	Section 5.3(a)(xiv)
“EA”	Exhibit A
“Effective Time”	Section 1.3
“Enforceability Exceptions”	Section 4.3(a)
“Exchange Fund”	Section 2.2(i)(a)
“Indemnified Parties”	Section 6.5
“Irish FDI Act”	Exhibit A
“Offer”	Section 6.15(a)
“Offer Document”	Section 6.15(b)
“Owned Intellectual Property”	Section 3.15(a)
“Owned Software”	Section 3.15(c)
“Parties”	Preamble
“Party”	Preamble
“Paying Agent”	Section 2.2(i)(a)
“Payment”	Section 8.2(d)
“Phase 2 Investigation”	Exhibit A
“Post-Closing Period”	Section 6.6(f)
“Pre-Closing Period”	Section 6.6(f)
“Proceedings”	Section 4.4
“Proxy Statement”	Section 5.3(a)(i)
“Restriction”	Section 6.2(c)(i)
“Sarbanes-Oxley Act”	Section 3.5
“Transaction Litigation”	Section 6.9
“Transaction”	Recitals
“2024 Bonuses”	Section 6.6(e)
“2025 Annual Bonus Targets”	Section 6.6(f)
“2025 Bonuses”	Section 6.6(f)

(Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

RIO TINTO WESTERN HOLDINGS LIMITED

Signed on behalf of RIO TINTO WESTERN HOLDINGS LIMITED by its attorney

By:	/s/ Elias Scafidas
Name:	Elias Scafidas
Title:	Managing Director, Battery Materials

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

RIO TINTO BM SUBSIDIARY LIMITED

Signed on behalf of RIO TINTO BM SUBSIDIARY LIMITED by its attorney

By:	/s/ Elias Scafidas
Name:	Elias Scafidas
Title:	Managing Director, Battery Materials

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

ARCADIUM LITHIUM PLC

By:	/s/ Paul Graves
Name:	Paul Graves
Title:	Chief Executive Officer

[Signature Page to Transaction Agreement]

Exhibit A

REQUIRED GOVERNMENTAL CONSENTS
Antitrust Laws
1.	Australia, such consent being satisfied by the Australian Competition & Consumer Commission (“ACCC”) having either:
a.
indicated to the Buyer in writing, in response to an application for confidential pre-assessment submitted by the Parties, that it does not intend to conduct a public review in relation to the Transaction, provided that prior to Closing no other communication (whether written or oral) from the ACCC indicating that the ACCC may open a public review into, or has questions regarding, the Transaction has been subsequently received by the Parent, Buyer, Company or any other party (or any of its Affiliates or its or their respective Representatives); or

b.
confirmed in writing to the Parties, where the ACCC does commence a public review in relation to the Transaction, that it does not object to, or does not intend to intervene in, the Transaction contemplated by this agreement for the purposes of section 50 of the Competition and Consumer Act 2010 (Cth), subject to the terms of Section 6.2.

2.	Canada
3.	China
4.	Japan
5.	South Korea
6.	UK, such consent being satisfied by Competition and Markets Authority having either:
a.
indicated to the Buyer in writing, in response to a briefing paper submitted by the Parties, that it has no further questions in relation to the Transaction, provided that prior to Closing no notice or other communication (whether written or oral) from the CMA indicating that the CMA may open an investigation into, or has questions regarding, the Transaction has been subsequently received by the Parent, Buyer, Company or any other party (or any of its Affiliates or its or their respective Representatives); or

b.	confirmed in writing to the Parties, where the CMA does launch a Phase 1 merger investigation pursuant to the merger control provisions of the Enterprise Act 2002 (“EA”):
i.	that it does not believe that the Transaction creates a relevant merger situation within the meaning of Section 23 of the EA; or
ii.	that it has decided not to refer the Transaction under Section 33 of the EA (“Phase 2 Investigation”); or
iii.
the period within which the CMA is required by Section 34ZA of the EA to decide whether to refer the Transaction for a Phase 2 Investigation having expired without such a decision having been made, provided that Sections 100(1)(a), (d) and (f) of the EA do not apply in relation to any merger notice given by the Buyer under Section 96 of the EA; or

c.	decided, where the Transaction has been referred for a Phase 2 Investigation, that the Transaction may proceed in accordance with Section 36 EA.
7.	U.S.
[Exhibit A]

Investment Screening Laws
1.	Australia
2.	Canada
3.	Italy
4.
Ireland, insofar as the Screening of Third Country Transactions Act 2023 (“Irish FDI Act”) commences before Closing, and the Parties mutually agree (such agreement not to be unreasonably withheld) that the Transaction is mandatorily notifiable to the Minister for Enterprise, Trade and Employment (“DETE Minister”) under Section 10(1) of the Irish FDI Act

5.	UK
6.	U.S.
[Exhibit A]

Exhibit B

COMPANY BUSINESS PLAN

Arcadium Lithium

Investor Day

September 19, 2024

NYSE: ALTM | **ASX:** LTM

arcadium lithium

Disclaimer

No Offer or Solicitation

This presentation does not constitute or form a part of, and should not be construed as, an offer or invitation to subscribe for, underwrite or otherwise acquire, any securities of Arcadium Lithium plc or any of its subsidiaries or affiliates (collectively "Arcadium Lithium") nor should it or any part of it form the basis of, or be relied on in connection with, any contract to purchase or subscribe for any securities of Arcadium Lithium, or with any other contract or commitment whatsoever.

Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this presentation are forward-looking statements. In some cases, we have identified forward-looking statements by such words or phrases as "will likely result," "is confident that," "expect," "expects," "should," "could," "may," "will continue to," "believe," "believes," "anticipates," "predicts," "forecasts," "estimates," "projects," "potential," "intends" or similar expressions identifying "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the negative of those words and phrases. Such forward-looking statements are based on our current views and assumptions regarding future events, future business conditions and the outlook for Arcadium Lithium based on currently available information. There are important factors that could cause Arcadium Lithium's actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the factors described under the caption entitled "Risk Factors" in Arcadium Lithium's 2023 Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, as well as Arcadium Lithium's other SEC filings and public communications. Although Arcadium Lithium believes the expectations reflected in the forward-looking statements are reasonable, Arcadium Lithium cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Arcadium Lithium nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Arcadium Lithium is under no duty to update any of these forward-looking statements after the date of this presentation to conform its prior statements to actual results or revised expectations.

Non-GAAP Financial Measures

Arcadium Lithium uses the financial measures Adjusted EBITDA, Adjusted EBITDA margin and Adjusted cash and deposits. These financial measures are not calculated in accordance with generally accepted accounting principles (GAAP). Definitions of these financial measures, as well as a reconciliation to the most directly comparable financial measure calculated and presented in accordance with GAAP, are provided on our website ir.arcadiumlithium.com.

arcadium lithium

2

Agenda

2:00 – 5:00 PM: Presentation and Q&A

Introduction	Paul Graves
Operations Overview	Barbara Fochtman
Commercial	Walter Czarnecki
Expansions	Neil Robertson
Financial Update	Gilberto Antoniazzi

5:00 – 6:00 PM: Reception Q&A with the Arcadium Lithium Executive Team

3

Introduction

Paul Graves
Chief Executive Officer

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Pathway to $1.3B Adjusted EBITDA by 2028

	2025E		2028E	
Sales Volume (LCEs)	~75	→	~140	*~2x increase*
Revenue	$1.4B	→	$2.7B	*24% CAGR*
Adjusted EBITDA[1]	$525M	→	$1.3B	*34% CAGR*
Adjusted EBITDA Margin[1]	38%	→	48%	*1,000bps increase*
Max Net Leverage[1,2]	2.1x			*Reached in 2026 before quickly declining thereafter*

See Financial Update presentation for further detail as to underlying assumptions. Based on consensus price expectations using broker research as of 9/11/2024. Should not be interpreted as Company guidance.
1. Denotes non-GAAP financial term. Although Arcadium Lithium provides estimates, the Company is not able to do so for the most directly comparable measure calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amount are not predictable, making it impractical for the Company to provide an outlook for such GAAP measure or to reconcile corresponding non-GAAP financial measure to such GAAP measure without unreasonable efforts. For the same reason, the Company is unable to address the probable significance of the unavailable information. As a result, no GAAP equivalent outlook is provided for these metrics.
2. Adjusted Net Debt / Adjusted EBITDA. Debt includes amounts outstanding under revolving credit facility, project loan facilities and convertible notes and excludes customer prepayment obligations and affiliate loans. Cash excludes Nemaska Lithium.

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We Are Arcadium Lithium

Jan 4, 2024 merger of Allkem / Livent

Global **vertically integrated** lithium chemical producer with **low-cost assets** and **diversified high quality product offering**

Wide technology portfolio with **expertise in all major forms of lithium extraction and processing** developed over time

Near-term volume growth from completed projects and **multi-decade expansion** potential due to scale and high-quality resources

Strong and flexible balance sheet with proven commercial strategy **maximizing value throughout market cycles**

Company Snapshot

6/30/24 LTM[1] REVENUE

$1.4B

EMPLOYEES

~2,400

OPERATING SITES

10

DEVELOPMENT ASSETS (MULTIPLE GROWTH PHASES)

5

COUNTRIES, INCLUDING LOCATIONS OF OPERATING SITES, DEVELOPMENT ASSETS AND OFFICES

9

2024 AND 2025 YoY VOLUMETRIC SALES GROWTH (LCE[2] BASIS)

25%

H124 REVENUE BY PRODUCT

9%
18%
43%
30%
Lithium Hydroxide
Lithium Carbonate3
Butyllithium & Other Lithium Specialties
Spodumene4

H124 REVENUE BY REGION

0%
8%
8%
84%
Asia Pacific
North America
Europe, Middle East, Africa
Latin America

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1. Last Twelve Months.
2. Lithium Carbonate Equivalents.
3. Includes lithium carbonate by-product revenues.
4. Includes low grade spodumene sales and minimal other products.

7

Experienced Leadership Team

Today's Speakers

PAUL GRAVES
Chief Executive Officer

BARBARA FOCHTMAN
Chief Operations Officer

WALTER CZARNECKI
Chief Commercial Officer

NEIL ROBERTSON
Chief Projects Officer

GILBERTO ANTONIAZZI
Chief Financial Officer

ALICIA MARKMANN
Chief Human Resources Officer

J. IGNACIO COSTA
General Manager of Argentina

SARAH MARYSSAEL
Chief Strategy Officer and General Manager of Canada

SARA PONESSA
General Counsel

CHRISTIAN CORTES
Chief Integration and Transformation Officer

KAREN VIZENTAL
Chief Sustainability and Global Communications Officer

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What Makes Arcadium Lithium Unique?

TOP TIER ASSETS

Large and high-quality resources with a leading cost position

FLEXIBLE NETWORK

Global vertically integrated supply chain helping to maximize profit per unit of lithium produced

SIGNIFICANT VOLUME GROWTH

Continued investment in our attractive development projects to meet long term customer demand

BROAD RANGE OF PRODUCTS

Full suite of sustainable lithium products qualified into most challenging supply chains

CUSTOMER RELATIONSHIPS

Growing alongside long standing and industry-leading customers in the core markets we serve

FOCUS ON INNOVATION

Investing in next-generation lithium processing and battery technology applications

SUSTAINABILITY LEADERSHIP

Merged two companies with industry-leading sustainability profiles

ROBUST FINANCIALS

Sustained profitability and cost discipline to support growth throughout market cycles

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Fully Integrated Operations: Resource to Customer

Operating Asset
Development Asset
Downstream – Other Specialties
Downstream – Hydroxide
Upstream – Brine
Upstream – Hard Rock
Bromborough, U.K.
Nemaska Lithium, Canada
Galaxy (James Bay), Canada
Bessemer City, U.S.
Zhangjiagang, China
Rugao, China[1]
Zhejiang, China[1]
Naraha, Japan
Fénix / Güemes, Argentina
Olaroz, Argentina
Cauchari, Argentina
Sal de Vida, Argentina
Mt Cattlin, Australia

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1. Exclusive contract manufacturing sites.

10

Core Upstream Portfolio

ARGENTINA (BRINE)

Fénix

Resource: 11.8M tonnes LCE
Status: Operating / Construction
Product: Carbonate, Chloride (Güemes)
Current Capacity: 32ktpa LCE[1]
Opex: $5.5-6.5/kg
Ongoing Expansion: 10ktpa Carbonate (1B)
Future Expansion: 30ktpa Carbonate

Sal de Vida

Resource: 7.2M tonnes LCE
Status: Construction
Product: Carbonate
Capacity: 15ktpa
Opex: $6-7/kg
Future Expansion: 30ktpa

Olaroz

Resource: 22.6M tonnes LCE
Status: Operating
Product: Carbonate
Current Capacity: 43ktpa
Opex: $6.5-7.5/kg

Cauchari

Resource: 6.0M tonnes LCE
Status: Study
Product: Carbonate
Capacity: 25ktpa
Opex: $6.5-7.5/kg

CANADA (HARD ROCK)

Whabouchi (Nemaska Lithium)

Resource: 54.3M tonnes @1.4% Li_2O
Status: Construction
Product: Spodumene
Capacity: 235kdmt @ 5.5% Li_2O (~30ktpa LCE)
Opex: $650/dmt

Galaxy

Resource: 111.3M tonnes @1.3% Li_2O
Status: Pre-Construction
Product: Spodumene
Capacity: 310kdmt @ 5.6% Li_2O (~40ktpa LCE)
Opex: $600/dmt
Future Expansion: 310kdmt (~40ktpa LCE)

Note: assumes 100% consolidation of Olaroz and Nemaska Lithium, in which Arcadium Lithium has current ownership interests of 66.5%, and 50%, respectively. Excludes Mt Cattlin. All numbers in USD.
Mineral Resource Estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource Estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.
Opex: cash cost basis inclusive of royalties and transportation cost.
1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

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With Significant Expected Multi-Year Volume Growth

NAMEPLATE (KT LCE)[1]

WAVE 1:
2028 Expected Completion
Currently progressing four projects at varying stages of development

WAVE 2:
2028 Onwards
Evaluating phasing of future expansion projects

2024 Capacity[1]
75
32
43
170
40
30
15
42
43
295
25
80
30
45
67
43
OLAROZ
FÉNIX[2]
SAL DE VIDA
NEMASKA LITHIUM
GALAXY (JAMES BAY)
CAUCHARI

Note: Annual capacity shown in '000 metric ton lithium carbonate equivalents. Assumes 100% consolidation of Olaroz and Nemaska Lithium, in which Arcadium Lithium has current ownership interests of 66.5% and 50%, respectively.
1. Excludes current Mt Cattlin capacity and downstream conversion capacity.
2. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

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Downstream Value-Added Product Network

Lithium Hydroxide

Total Capacity:
55ktpa
(Carbonate to Hydroxide)

- Bessemer City, U.S.: **15ktpa** (2 lines)
- Zhejiang, China: **15ktpa** (1 line)
- Rugao, China: **15ktpa** (3 lines)
- Naraha, Japan: **10ktpa** (1 line)

Nemaska Lithium (Bécancour, Québec): 32ktpa (Integrated Spodumene to Hydroxide)

Lithium Chloride

Capacity:
9ktpa[1]

Location:
Güemes, Argentina

Produced from concentrated brine currently supplied from Fénix

Butyllithium

Total Capacity:
3,145ktpa

- Bessemer City, U.S.: **495tpa**
- Bromborough, U.K.: **1,150tpa**
- Zhangjiagang, China: **1,500tpa**

High Purity Metal

Capacity:
250tpa

Location:
Bessemer City, U.S.

Lithium metal feedstock produced from lithium chloride supplied from Güemes

Note: assumes 100% consolidation of Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 50% and 75%, respectively.
1. Represents theoretical capacity for lithium chloride. Actual production is limited by a tradeoff with lithium carbonate based on our current lithium production processes.

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Broad Range of Lithium Chemicals Offering

Battery grade lithium hydroxide
Battery grade lithium carbonate

Non-battery lithium hydroxide
Technical grade lithium carbonate

High purity lithium metal & other specialties

Butyllithium

KEY END MARKETS WE SERVE

EV ENERGY STORAGE

OTHER RECHARGEABLE BATTERY SYSTEMS

HIGH PERFORMANCE GREASES

GLASS, CERAMICS & OTHER INDUSTRIAL

NEXT GENERATION BATTERIES

AEROSPACE

NON-RECHARGEABLE BATTERIES

PHARMA & AGROCHEMICALS

POLYMERS

COMPETITIVE ADVANTAGES

- High-quality products qualified into leading supply chains
- Long-standing customer relationships
- Security of supply and predictability of cost and quality

14

Multi-Year Relationships with Global Leaders

Panasonic ENERGY | gm | Ford | TESLA | TOYOTA

LYTEN | BMW Group | BTR | SES

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Note: Ford currently a customer of Nemaska Lithium.

15

Investing in Innovation and Next Generation Application Technology

Enhancing lithium processing capabilities

ILiAD Technologies

- Strengthens leadership in DLE production processes
- Potential improvement in efficiency, sustainability and costs

Lithium Metal Assets

- Targeting safer, lower cost and more sustainable production
- Added flexibility using lithium carbonate feedstock
- Helps to meet long term demand potential for IRA[1] compliant lithium metal

Developing next generation battery applications

LIOVIX®

- Important technology for the development and commercialization of lithium metal anodes and future solid-state batteries
- Improving battery life and manufacturing cost
- Enhancing safety and sustainability

1. U.S. Inflation Reduction Act of 2022.

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Commitment to Sustainability Leadership

Sustainability is central to our mission and a key part of our decision-making process

Commitment to safety, corporate governance, ethics and responsible operations

We pride ourselves on transparency, continuous improvement and delivering value to all stakeholders

Published first **Sustainability Report** as a combined company

Visit arcadiumlithium.com/sustainability

Responsible Production & Supply Chains

- High standards for operations and development with safety, health, environmental and quality certifications for all sites
- Participation in industry and customer-driven initiatives for responsible production & supply chains, transparency and product traceability

Direct Engagement with all Stakeholders

- Robust "shared value" programs for local community engagement and development, including dialogue and agreements with indigenous peoples
- Deep community ties cultivated through years of collaboration in the regions where we operate

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Merger Integration Update

Achieving cost savings ahead of initial targets

- Up to $80M in run-rate cost savings expected in 2024
- Up to $120M in run-rate cost savings expected by 2025 *(~50% increase from 2024)*

Combining industry leading know-how under new operating model

- Consolidation of technical capabilities across upstream and downstream
- More effective management of global asset network

Building stronger project delivery capabilities

- Hired experienced leaders
- Standardizing processes and procedures
- Integrating project teams for greater cost efficiency and effectiveness

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Investing in Growth While Maintaining Financial Discipline

Strong and flexible position to maximize our assets while outperforming throughout market cycles

Accelerating Cost Savings

- Expect to achieve targeted run-rate cost savings ahead of prior 2027 timeline
- Total savings opportunity exceeds initial $125M expectation

Reducing Pace of Expansion to Reflect Market Conditions

- Improving cash flow by over $500M over next 24 months (including Mt Cattlin decision)
- Strong near-term volume growth remains from recently completed and progressed expansions

Optimizing Operating Network with Customers and Partners

- Increasing flexibility of global operating network to extract maximum value from each unit of lithium produced
- Signed MoU[1] with Toyota Tsusho Corporation (TTC) as a key initial step

Enhancing Financial Performance and Flexibility

- Greater visibility and profitability throughout market cycles
- Responsibly leveraging the balance sheet to deliver growth

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1. MoU = Memorandum of Understanding.

19

Operations Overview

Barbara Fochtman

Chief Operations Officer

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Operations Overview

What is our strategy?

- Maximize the value of each lithium unit that we sell to customers
- Aim to produce what we've sold, not sell what we've produced
- Commercial team highlights opportunities and operations team delivers on those objectives

How do we achieve this?

- Decades of expertise and know-how across all forms of lithium extraction and production
- Leverage scale and diversity of our low cost and vertically integrated operations
- Deliver high-quality products meeting the most demanding application standards
- Innovate in process technology
- Leading sustainability profile with focus on continually improving global footprint

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Global Product Networks

Operating Asset | Development Asset | Lithium Product

Brine > Lithium Carbonate OR Lithium Hydroxide

Fénix
Olaroz
Cauchari / Olaroz
Sal de Vida
Lithium Carbonate
U.S.
China
Japan
Lithium Hydroxide
Third Party Sales

22

Global Product Networks

Operating Asset
Development Asset
Lithium Product
Future Opportunity

Brine > Chloride (OR Carbonate) > Specialties

Olaroz
Sal de Vida
Fénix
Güemes
Lithium Carbonate (Technical Grade)
Lithium Chloride1
U.S. / Canada
Lithium Metal
U.K. / China
Purified Metal
Printable Lithium
BuLi2

1. A limited amount of lithium chloride is sold directly to customers.
2. BuLi = butyllithium.

23

Global Product Networks

- Operating Asset
- Development Asset
- Lithium Product
- Future Opportunity

Spodumene > Lithium Hydroxide OR Market

Mt Cattlin (Australia)
Nemaska Lithium: Whabouchi (Québec)
Galaxy (Québec)
Spodumene
Nemaska Lithium: Bécancour (Québec)
Future Potential Conversion Sites
Lithium Hydroxide
Third Party Sales

24

Current Operating Asset Overview

100ktpa LCE of current saleable capacity across all lithium products[1]

	NAMEPLATE CAPACITY ('000 product metric tons[2])	UPSTREAM	DOWNSTREAM
Carbonate			
Fénix, Argentina	28	◎	
Olaroz, Argentina	43	◎	
Total	**71**		
Hydroxide			
Bessemer City, U.S.	15		◎
Rugao, China	15		◎
Zhejiang, China	15		◎
Naraha, Japan	10		◎
Total	**55**		
Spodumene			
Mt Cattlin, Australia	200	◎	
Other Specialities			
Lithium Chloride (Güemes, Argentina)[3]	9	◎	◎
Butyllithium (U.S., U.K., China)	3,145		◎
High Purity Lithium Metal (Bessemer City, U.S.)	250		◎

Note: assumes 100% consolidation of Olaroz, Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 66.5%, 50% and 75%, respectively.
1. Does not double count hydroxide capacity that is fed by carbonate or other specialties that is fed by chloride. Includes current Mt Cattlin capacity.
2. Butyllithium and high purity lithium metal are shown in actual product tons.
3. Represents theoretical capacity for lithium chloride. Actual production is limited by a tradeoff with lithium carbonate based on our current lithium production processes.

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Core Upstream Portfolio

ARGENTINA (BRINE)

Fénix
Resource: 11.8M tonnes LCE
Status: Operating / Construction
Product: Carbonate, Chloride
Capacity: 32ktpa LCE[1]
Opex: $5.5-6.5/kg
Ongoing Expansion: 10ktpa Carbonate (1B)
Future Expansion: 30ktpa Carbonate

Sal de Vida
Resource: 7.2M tonnes LCE
Status: Construction
Product: Carbonate
Capacity: 15ktpa
Opex: $6-7/kg
Future Expansion: 30ktpa

Olaroz
Resource: 22.6M tonnes LCE
Status: Operating
Product: Carbonate
Capacity: 43ktpa
Opex: $6.5-7.5/kg

Cauchari
Resource: 6.0M tonnes LCE
Status: Study
Product: Carbonate
Capacity: 25ktpa
Opex: $6.5-7.5/kg

CANADA (HARD ROCK)

Whabouchi (Nemaska Lithium)
Resource: 54.3M tonnes @1.4% Li_2O
Status: Construction
Product: Spodumene
Capacity: 235kdmt @ 5.5% Li_2O (~30ktpa LCE)
Opex: $650/dmt

Galaxy
Resource: 111.3M tonnes @1.3% Li_2O
Status: Pre-Construction
Product: Spodumene
Capacity: 310kdmt @ 5.6% Li_2O (~40ktpa LCE)
Opex: $600/dmt
Future Expansion: 310kdmt (~40ktpa LCE)

Note: assumes 100% consolidation of Olaroz and Nemaska Lithium, in which Arcadium Lithium has current ownership interests of 66.5%, and 50%, respectively. Excludes Mt Cattlin. All numbers in USD.
Mineral Resource Estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource Estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.
Opex: cash cost basis inclusive of royalties and transportation cost.
1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

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27

UPSTREAM DOWNSTREAM

Fénix (Hombre Muerto)

- Current installed capacity of 32ktpa LCE[1]
- Over 25 years of historical operations utilizing proprietary technology developed for the resource and site conditions
- Direct Lithium Extraction:
  - Decreases processing time
  - Improves lithium yield (>80%)
  - Removes impurities
  - Lower land use requirements
- Battery grade carbonate production and low costs underpinned by high grade resource and DLE process
  - Large and high-grade resource with historical production >740 mg/L lithium concentration
  - Low total operating costs in the range of $5.5-6.5/kg[2]
- Recent 1A expansion (+10ktpa) will reach full run rate H2 2024
  - Replication of proven existing process technology on site
  - Faster ramp-up timeline with limited pond network

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1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.
2. Cash cost inclusive of royalties and transportation cost.

28

UPSTREAM DOWNSTREAM

Olaroz

- Current installed capacity of 43ktpa
- Pond management expertise has supported steady production growth with minimal seasonality impacts
- Low environmental footprint
  - Utilization of solar energy
  - Low use of water

- Total operating costs in the range of $6.5-7.5/kg[1]
- Producing battery and technical grade carbonate from Stage 1 (17.5ktpa)
- Stage 2 (+25ktpa) is designed to produce technical grade for battery grade hydroxide conversion
  - Expected to achieve full operating rates by end of 2025

1. Cash cost inclusive of royalties and transportation cost. Operating costs are higher when producing a higher proportion of battery grade versus technical grade carbonate.

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Argentina Network Optimization

Increasing flexibility between carbonate and hydroxide capacity to maximize value of lithium sold

ILLUSTRATIVE (KT LCE)

80
Battery Grade
30-40
Direct sales of highest value battery grade product
30-40
Technical Grade1
40-50
Value capture from conversion versus direct sales
50 Total
(55KT LiOH)
CARBONATE PRODUCTION
CARBONATE TO BATTERY GRADE HYDROXIDE CONVERSION CAPACITY
CARBONATE SALES

1. Assumed to come from all of Olaroz 2 as designed (25kpta), the majority of Olaroz 1 production and a small portion of Sal de Vida.

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UPSTREAM DOWNSTREAM

Mt Cattlin

- Proven operation commissioned in 2010
- Reserve supports open pit mining in three stages: Stage 3, 4A and 4B
- Production output reduced in 2024 adapting to weaker market conditions (~120k dmt)
- Suspending 4A waste stripping and transitioning to Care & Maintenance by mid-2025
  - Actions increase cumulative expected net cash flow in 2024 and 2025 by $75M to $100M
- Stage 3 supports similar year-over-year sales volumes in 2025
  - Average remaining operating cost of ~$500/dmt[1]
- Future cutbacks are likely more economical via underground mining (UG)
- Evaluating future options including interest in UG mining or above ground infrastructure from other parties

Note: all numbers in USD.
1. Cash cost inclusive of royalties and transportation cost.

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31

Downstream Value-Added Product Network

Lithium Hydroxide

Total Capacity:
55ktpa
(Carbonate to Hydroxide)

- Bessemer City, U.S.: **15ktpa** (2 lines)
- Zhejiang, China: **15ktpa** (1 line)
- Rugao, China: **15ktpa** (3 lines)
- Naraha, Japan: **10ktpa** (1 line)

Nemaska Lithium (Bécancour, Québec): **32ktpa** (Integrated Spodumene to Hydroxide)

Lithium Chloride

Capacity:
9ktpa[1]

Location:
Güemes, Argentina

Produced from concentrated brine currently supplied from Fénix

Butyllithium

Total Capacity:
3,145ktpa

- Bessemer City, U.S.: **495tpa**
- Bromborough, U.K.: **1,150tpa**
- Zhangjiagang, China: **1,500tpa**

High Purity Metal

Capacity:
250tpa

Location:
Bessemer City, U.S.

Lithium metal feedstock produced from lithium chloride supplied from Güemes

Note: assumes 100% consolidation of Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 50% and 75%, respectively.
1. Represents theoretical capacity for lithium chloride. Actual production is limited by a tradeoff with lithium carbonate based on our current lithium production processes.

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UPSTREAM | DOWNSTREAM

Hydroxide Network

Leveraging decades of expertise to produce and expand capabilities

BESSEMER CITY, U.S.

- 100% Ownership
- 15ktpa capacity
- IRA Compliant

- Largest U.S. lithium hydroxide producer operating for over 70 years
- One of the few IRA compliant hydroxide assets in operation today

RUGAO AND ZHEJIANG, CHINA

- Exclusive contract manufacturing
- 30ktpa total capacity

- Recently doubled capacity with fast and low capital expansion
- Minimal fixed cost structure provides greater flexibility to run or not run

NARAHA, JAPAN

- 75% Economic Interest
- 10ktpa capacity
- IRA Compliant

- Demonstrated capability to run at full run rate fed by Olaroz carbonate
- Developed through joint venture with Toyota Tsusho (25% economic interest)

COMPETITIVE ADVANTAGES

- Regional diversification with an ability to serve customer supply chains globally
- Carbonate to hydroxide route provides operating and product flexibility
- Proven capability to meet highest battery grade qualification standards

34

UPSTREAM | DOWNSTREAM

Lithium Hydroxide Production

A complex process with stringent qualification standards requiring deep technical know-how

- Lengthy and costly qualification into leading OEM and battery supply chains supports long-term relationships
- No standardized set of specifications (physical or chemical) and constantly evolving
- Vertical integration and operational expertise key to consistent production quality
- Robust design and processing know-how allows for use of various grades of feedstock

Illustrative Qualification Timeline

	Stage 0	Stage 1	Stage 2	Stage 3
Quantity	Minimal	1-5 kg	5-20 tonnes	Varies
Timing	1-2 Months	1-2 Months	3-4 Months	1+ Months
	Consistently run process in control Perform internal qualification	Lab testing Align test methods and agree on final product specifications	Customer plant trials and application testing Site audits and closure of any action items	Finalize quality agreement and specifications

Typical qualification process can take a minimum of 6 months

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UPSTREAM DOWNSTREAM

Other Specialty Lithium Products

Lithium Chloride to Metal to Specialty Products

LITHIUM CHLORIDE

- Güemes (Salta, Argentina)
- 9ktpa capacity

- Located a short distance from Hombre Muerto
- Fénix process produces high purity chloride brine with limited impurities well-suited for downstream lithium metal production
- Chloride converted into powder suitable for global transport
- Lithium chloride from Fénix brine is a low-cost route to lithium metal production

BUTYLLITHIUM

- U.S., U.K, China
- 3,145tpa capacity

- One of the largest global producers
- Polymer (~75%) and synthesis (~25%) applications across various industrial end-markets growing at GDP/GDP+
- U.S. and U.K. plants in operation for over 40 years
- Deep technical expertise due to the nature of product and customers
- Regionalized supply chains driven by significant safety requirements

LITHIUM METAL & OTHERS

- Bessemer City, U.S.
- 250tpa capacity

- Global leader in high purity metal
- Only high purity lithium metal producer in the Western Hemisphere
- Also produce specialty organics and various other inorganic products

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UPSTREAM DOWNSTREAM

Butyllithium

High value product sought out by long-term customers

- 3,145 tonnes capacity between U.S (495), U.K. (1,150) and China (1,500)
- High value product sold in a solvent with small underlying lithium content
- Few suppliers globally with high barriers to entry
- Technical service and safety are critical
- Batch produced for customers with limited inventory due to product characteristics

Simplified Process Flowsheet

1 Dispersion
2 Reaction
3 Filtration
4 Storage & Dilution
OLEIC ACID
MINERAL OIL
SOLVENT
BUTYL CHLORIDE
Lithium Metal
Dispersion Mix
Butyllithium
Filtered Butyllithium
DISPERSION TANKS
REACTOR
FILTRATION
STORAGE TANK

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ILiAD Technologies

Minority owner in next generation DLE technology

Improves water and energy intensity and increases recoveries

Application across wide range of brine resources

"Plug and play" integration into our own propriety process technology

Future application across our portfolio including enhancing battery grade production at Olaroz

COMPETITIVE ADVANTAGE

Investing in processes and technologies that advance our strategy of producing high-quality lithium chemicals efficiently and sustainably

39

Li-Metal Metal Business Acquisition

Strengthening position as a leading global producer of lithium metal

Brine > Lithium Carbonate
Brine > Chloride OR Carbonate > Specialty Products
Operating Asset
Development Asset
Fénix
Cauchari / Olaroz
Olaroz
Sal de Vida
Fénix
Güemes
Lithium Carbonate
Lithium Carbonate (Technical Grade)
Lithium Chloride
U.S.
China
Japan
U.S. / Canada[1]
Lithium Metal
U.K. / China
Lithium Hydroxide
Third Party Sales
Purified Metal
Printable Lithium
BuLi

LiMETAL™

- Acquired intellectual property and physical assets including 5tpa pilot facility in Ontario in Q3 2024
- Safer, lower cost and more sustainable process pathway to lithium metal
- Increase competitiveness of global specialty products
- Additional conversion opportunities for technical grade carbonate
- Helps meet long term market demand for IRA compliant lithium metal

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1. Would require additional investment from existing metal production capabilities.

40

Commercial

Walter Czarnecki
Chief Commercial Officer

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Differentiated Commercial Approach in Lithium Chemicals

Long-term Customer Relationships

enhanced through qualification, innovation and mutual commitments

Unique Product Offering

full suite of high-quality lithium products at scale

Proven Product Quality

making us supplier of choice to leaders in energy storage and electrification

Global and Vertically Integrated

flexible product network with critical capabilities inside and outside of China

Leading Global Position

across lithium products with strong commitment to sustainability

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Designed to Drive Shareholder Value

Capture maximum value from our network of assets

- Retain full and flexible product offering
- Upgrade into higher value products, supply chains and regions when warranted

Increase predictability

- Close connectivity with customers regarding demand, timing, product mix and technology roadmap
- Provide operations team with the visibility it needs to run network efficiently

Achieve returns that incentivize future growth investment

- Commercial structures that offer downside protection while taking advantage of improving market conditions
- Maximize strength of contracts on a product-by-product basis

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43

Key Expected Market Trends

Hydroxide

- A smaller total market versus carbonate but favorable supply side structure, particularly outside of China
- Western OEM roadmaps continue to point to significant use of hydroxide-based high nickel cathodes
- Demand will be more geographically diverse led by:
  - Greater vertical integration in Korea
  - Chinese supply chain geographical diversification
- Ongoing interest in IRA compliant supply
- More expensive and challenging to produce – incentives for new entrants are low, given greater simplicity in spodumene or carbonate production

Carbonate

- Will continue to be dominant for cathode chemistry with global market share of ~70%
- China driving majority of demand, but will be under-served globally
- Low cost South American brine will be most profitable
- Will continue to be some price differentiation for higher quality products

Spodumene

- Growth led by Chinese supply chains
- Non-integrated demand almost exclusively in China

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44

Lithium Market Outlook: Application Demand

DEMAND BY APPLICATION (KT LCE)

3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,200
2,300
3,500
21% CAGR
11% CAGR
4% CAGR
24% CAGR
23% CAGR
2024E
2027E
2030E
EV/HYBRID (PASSENGER, COMMERCIAL, BUSES)
ENERGY STATIONARY STORAGE (ESS)
PORTABLE ELECTRONICS
OTHER (BATTERY, NON-BATTERY)

Note: CAGR = Compound Annual Growth Rate.
Source: Arcadium Lithium estimates, Benchmark Mineral Intelligence, company reports, EV Volumes, ICC Sino, Rho Motion, Bloomberg.

45

Lithium Market Outlook: Product Demand

DEMAND BY PRODUCT (KT LCE)

3,500
3,000
2,500
2,000
1,500
1,000
500
0
1,200
2,300
3,500
21% CAGR
22% CAGR
18% CAGR
2024E
2027E
2030E
LITHIUM CARBONATE
LITHIUM HYDROXIDE

Note: CAGR = Compound Annual Growth Rate.
Source: Arcadium Lithium estimates, Benchmark Mineral Intelligence, company reports, EV Volumes, ICC Sino, Rho Motion, Bloomberg.

46

Lithium Market Outlook: Supply

SUPPLY BY REGION (KT LCE)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
14% CAGR
1,300
2,000
2,800
19% CAGR
19% CAGR
20% CAGR
9% CAGR
8% CAGR
2024E
2027E
2030E
CHINA
AFRICA
NORTH AMERICA
SOUTH AMERICA
AUSTRALIA
SUPPLY DEFICIT[1]

Note: CAGR = Compound Annual Growth Rate.
Source: Arcadium Lithium estimates, Benchmark Mineral Intelligence, SMM, company reports.
1. Supply deficit calculated using demand figures from the prior slides.

47

Growth Strategy in Key Markets with Core Customers

1 Energy Storage / Electric Vehicles

- Increase exposure to carbonate demand in China and Korea
- Continue to build out hydroxide capacity to serve IRA qualified supply chains
- Seek additional customer partnerships in North America, Korea and Japan

2 Non-Energy Storage

Expand relationships with important industrial customers globally

3 Specialities

Maintain and grow global butyllithium leadership (~1/3 current market share) and other high value products

4 Next Generation Batteries

Stay ahead of the curve for battery technology advancements

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48

Multi-Year Customer Agreements

Built around partners who value our key differentiators and make mutual commitments

~80% of 2024 hydroxide volumes contracted under multi-year agreements

5+ years in duration with **volumes increase** over life of contract

Take or pay with **annual volume commitments** spread evenly throughout the year

Floor prices set for life of contract and based on re-investment incentives

Pricing above negotiated floors tied to market prices, subject to ceilings or increasing discounts

Some contracts also come with financial commitments (i.e., prepayments)

49

Contracting Objectives

Varying structures across products that increase predictability and allow us to benefit across market cycles

HYDROXIDE

- Target 75% of volumes with core customers under multi-year partnerships
- Focus on multi-year, multi-product agreements with firm volume commitments
- Increase predictability via floors / ceilings or discounts

CARBONATE

- Target over 50% of volumes contracted, including into multi-product contracts
- Maximize battery grade material available for sale
- Expand industrial relationships to increase technical grade opportunities

SPECIALTIES

- Target 90% of volumes under contract or planned with long-term customers
- 1-3 year contracts with periodic price adjustment
- Focus on "value added" pricing strategies
- Engage with next generation battery customers for high purity metal

SPODUMENE

- **Shorter-term:** maximize price with spot market-based approach and auctions
- **Longer-term:** seek structures that integrate production of lithium chemicals

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50

LIOVIX® Technology

Pathway to next generation batteries

Stabilized Lithium Metal Powder (SLMP®)
Source of lithium and active ingredient

Solvents and Rheology Modifiers
Know-how to make a consistent, flowable, printable formulation despite lithium's unique physical properties

Printable Lithium Formulation (PLF)
Safe to handle and presents lithium in a form amenable to scalable manufacturing

Printing Equipment
Equipment that delivers PLF onto a substrate (e.g., an anode or current collector)

- **Improvement to Battery Performance**
- **Safe and Controlled Delivery of Lithium Metal**
- **Scalable Manufacturing Process for Customers**

Building partnerships with industry leaders to pioneer technologies which:

1. **Enhance safety & sustainability**
2. **Increase capacity and battery life**
3. **Lower manufacturing costs**

An important technology for the commercialization of lithium metal anodes and solid-state batteries

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51

Expansions

Neil Robertson
Chief Projects Officer

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Core Upstream Portfolio

ARGENTINA (BRINE)

Fénix

Resource: 11.8M tonnes LCE
Status: Operating / Construction
Product: Carbonate, Chloride
Capacity: 32ktpa LCE[1]
Opex: $5.5-6.5/kg
Ongoing Expansion: 10ktpa Carbonate (1B)
Future Expansion: 30ktpa Carbonate

Sal de Vida

Resource: 7.2M tonnes LCE
Status: Construction
Product: Carbonate
Capacity: 15ktpa
Opex: $6-7/kg
Future Expansion: 30ktpa

Olaroz

Resource: 22.6M tonnes LCE
Status: Operating
Product: Carbonate
Capacity: 43ktpa
Opex: $6.5-7.5/kg

Cauchari

Resource: 6.0M tonnes LCE
Status: Study
Product: Carbonate
Capacity: 25ktpa
Opex: $6.5-7.5/kg

CANADA (HARD ROCK)

Whabouchi (Nemaska Lithium)

Resource: 54.3M tonnes @1.4% Li_2O
Status: Construction
Product: Spodumene
Capacity: 235kdmt @ 5.5% Li_2O (~30ktpa LCE)
Opex: $650/dmt

Galaxy

Resource: 111.3M tonnes @1.3% Li_2O
Status: Pre-Construction
Product: Spodumene
Capacity: 310kdmt @ 5.6% Li_2O (~40ktpa LCE)
Opex: $600/dmt
Future Expansion: 310kdmt (~40ktpa LCE)

Note: assumes 100% consolidation of Olaroz and Nemaska Lithium, in which Arcadium Lithium has current ownership interests of 66.5%, and 50%, respectively. Excludes Mt Cattlin. All numbers in USD.
Mineral Resource Estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource Estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.
Opex: cash cost basis inclusive of royalties and transportation cost.
1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

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53

Downstream Value-Added Product Network

Lithium Hydroxide

Total Capacity:
55ktpa
(Carbonate to Hydroxide)

Bessemer City, U.S.: 15ktpa (2 lines)	Zhejiang, China: 15ktpa (1 line)
Rugao, China: 15ktpa (3 lines)	Naraha, Japan: 10ktpa (1 line)

Nemaska Lithium (Bécancour, Québec): 32ktpa (Integrated Spodumene to Hydroxide)

Lithium Chloride

Capacity:
9ktpa[1]

Location:
Güemes, Argentina

Produced from concentrated brine currently supplied from Fénix

Butyllithium

Total Capacity:
3,145ktpa

Bessemer City, U.S.: 495tpa	Bromborough, U.K.: 1,150tpa
Zhangjiagang, China: 1,500tpa	

High Purity Metal

Capacity:
250tpa

Location:
Bessemer City, U.S.

Lithium metal feedstock produced from lithium chloride supplied from Güemes

Note: assumes 100% consolidation of Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 50% and 75%, respectively.
1. Represents theoretical capacity for lithium chloride. Actual production is limited by a tradeoff with lithium carbonate based on our current lithium production processes.

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54

Significant Growth Pipeline and Execution Capabilities

Combined lithium resource base of 53M tonnes LCE that ranks among the largest in the world

47M tonnes LCE in **brine** across **4 resources**

6M tonnes LCE in **hard rock** across **3 resources**

- **Top tier assets** defined by large scale, high grades and low current and future operating costs
- **Multi-year growth platform** developing familiar assets we already own or operate today
- **Proven success in resource expansion** and building hydroxide plants globally
- **Significant investment in capital delivery team** with experienced leaders bringing a wide range of technical skills and experiences

Mineral Resources (M tonnes LCE)

1%
3%
11%
6%
14%
22%
43%
Mt Cattlin
Whabouchi
Galaxy
Fenix
Olaroz
Sal de Vida
Cauchari

10%
90%
Hard Rock
Brine

Note: Mineral Resource estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.

55

Highly Attractive Portfolio of Expansion Opportunities

Three resource networks supporting current and future development

	Network	Resource	Current Capacity kt LCE	Wave 1 Capacity Expect Completion by 2028	Wave 2 Capacity 2028+	Expansions
1	**Canada** (Nemaska Lithium + Galaxy)	**Hard Rock**	--	70	110	**W1**: Nemaska (30), Galaxy (40) **W2**: Galaxy (40)
2	**Hombre Muerto** (Sal de Vida + Fénix[1])	**Brine**	32 (Fénix)	57	117	**W1**: SdV 1 (15), Fénix 1B (10) **W2**: SdV 2 (30), Fénix 2 (30)
3	**Olaroz / Cauchari**	**Brine**	43 (Olaroz)	43	68	**W2**: Cauchari (25)
	Total		**75**	**170**	**295**	

95kt of capacity expansion by 2028

Not constrained by future organic growth opportunities

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Note: Annual capacity shown in '000 metric ton lithium carbonate equivalents. Assumes 100% of Olaroz and Nemaska Lithium, in which Arcadium Lithium has current ownership interests of 66.5% and 50%, respectively. Excludes current Mt Cattlin capacity and downstream conversion capacity.
1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

56

1

Canada Network

Asset	Product	Wave 1 kt LCE	Wave 1 Commercial	Wave 1 Remaining Capex[1]	Wave 2 Expansion	Wave 2 Capex	Commentary
Nemaska Lithium	**Integrated Spodumene to Hydroxide**	30	2027	$525M[2]	--	--	Whabouchi (mine) and Bécancour (hydroxide plant) proceeding according to plan
Galaxy	**Spodumene**	40	2028	$465M	40	$500M	Exploring minority investor Minimizing spending in 2024/2025 Limiting disruption for project restart expected in 2026
Total		**70**		**$990M**	**40**	**$500M**	

Note: Nemaska Lithium capacity shown on 100% consolidated basis. All numbers in USD.
1. 2025 onward.
2. Represents Arcadium Lithium's expected investment into Nemaska Lithium proportional with current 50% ownership interest and net of $125M remaining customer prepayment due in Q1 2025. Excludes additional potential sources of third-party funding.

57

1

Canada Network

Underpinned by large mineral resources and supporting infrastructure in an IRA compliant region

Metric	Galaxy	Whabouchi
Mineral Resource[1]	111.3M tonnes @ 1.3% Li_2O	54.3M tonnes @ 1.4% Li_2O
Mineralization	Outcropping pegmatite Minimal basalt Coarse crystal sizes	Near surface ore body 2% petalite Coarse crystal sizes
Low Strip Ratio	3.6:1	2.8:1
Design / Process Flow	Single DMS circuit (similar to Mt Catlin)	DMS and floatation circuit
High Recoveries	70%	82%
Long Mine Life	19 years as open pit	24 years as open pit +10 years mine life via underground

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Note: Nemaska Lithium resource shown on 100% consolidated basis.
DMS = dense media separation.
1. Mineral Resource estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.

58

1 UPSTREAM DOWNSTREAM

Nemaska Lithium

Utilizing proven track record of hard rock mining and hydroxide conversion

	Whabouchi Mine	Bécancour Hydroxide Plant
Wave 1 Capacity	235kdmt (5.5% Li_2O)	32ktpa *(100% fed by Whabouchi)*
Progress	~45% overall ~20% construction	~40% overall ~25% construction
Next Development Milestones	Mechanical construction beginning H1 2025	Line 1 completion expected by year-end 2025 with Line 2 following shortly thereafter
Commercial Volumes	H1 2027	
Remaining Arcadium Funding[1]	**$525M Total** 2025: $285M | 2026: $225M | 2027: $15M	
OPEX[2]	$650/dmt	$4-5/kg

WAVE 1

Ownership:
50%
(Remaining 50% owned by Investissement Québec)

Location:
Québec, Canada

Product:
Integrated Lithium Hydroxide

Status:
Construction

Note: Nemaska Lithium capacity shown on 100% consolidated basis. All numbers in USD.
1. Represents Arcadium Lithium's expected investment into Nemaska Lithium proportional with current 50% ownership interest and net of $125M remaining customer prepayment due in Q1 2025. Excludes additional potential sources of third-party funding.
2. Cash cost including royalties and transportation.

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59

1 | UPSTREAM | DOWNSTREAM

Galaxy

Leveraging technical know-how from Mt Catlin

Wave 1 Capacity	310kdmt (5.6% Li_2O)
Progress	Detailed engineering is fully complete IBA and ESIA agreements signed Hydroelectric powerlines installed
Next Development Milestones	Completion of limited site activities by year end prior to pausing activities (e.g., primary substation, camp installation, transportation upgrades)
Commercial Volumes	H1 2028
Remaining CAPEX	**$465M Total** 2025: $40M | 2026: $25M | 2027: $300M | 2028: $100M
Projected OPEX[1]	$600/dmt

WAVE 1

Ownership:
100%

Location:
Québec, Canada

Product:
Spodumene

Status:
Pre-Construction

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Note: all numbers in USD.
1. Cash cost including royalties and transportation.

60

1 UPSTREAM DOWNSTREAM

Galaxy Expansion Potential

One of the largest hard rock lithium resources in North America

Wave 2 Expansion	310kdmt (~40ktpa LCE)
Timeline	- Roughly two years from commencement to mechanical completion - Objective to upgrade engineering based on Wave 1 learnings
Estimated CAPEX	$500M
Estimated OPEX[1]	$600/dmt (similar to Wave 1)
Preliminary Work	Infill drilling and engineering
Exploration Upside	Mineralization remains open to North and East
Key Expansion Considerations	- Regional permitting, community engagement and infrastructure - Domestic supply chain development and integration opportunities (e.g., Bécancour or other downstream opportunities)

WAVE 2

Ownership:
100%

Location:
Québec, Canada

Product:
Spodumene

Status:
Study

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Note: all numbers in USD.
1. Cash cost including royalties and transportation.

61

2

Hombre Muerto Network

Two assets located within 10km and will integrate operations over time

Asset	Product	Current Capacity kt LCE	Wave 1 Carbonate	Wave 1 Commercial	Wave 1 Remaining Capex[1]	Wave 2 Carbonate Expansion	Wave 2 Capex
Sal de Vida	Evaporation Ponds	--	15 (Stage 1)	2026	$280M	30	$900M
Fénix	DLE	32[2]	10 (Phase 1B)	2028	$340M	30	$1.5B
Total		**32**	**25**		**$620M**	**60**	**$2.4B**

Progressing Fénix 1B expansion sequentially following Sal de Vida Stage 1 completion

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1. 2025 onward.
2. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.

62

2 UPSTREAM DOWNSTREAM

Sal de Vida I

Superior brine chemistry supports battery grade production from a single stage process

Wave 1 Capacity	15ktpa
Progress	66% overall completion All 3 strings of ponds commissioned
Next Development Milestones	Liming and other key processing step completions in H2 2025
Commercial Volumes	H2 2026
Remaining CAPEX	**$280M Total** 2025: $215M | 2026: $65M
Projected OPEX[1]	$6-7/kg

WAVE 1

Ownership:
100%

Location:
Catamarca, Argentina

Product:
Lithium Carbonate

Status:
Construction

1. Cash cost including royalties and transportation.

63

2 UPSTREAM DOWNSTREAM

Fénix 1B

Recent expansion success and proven technology underpins expansion

Wave 1 Capacity	10ktpa (42ktpa LCE site total[1])
Progress	60% construction completion Modules and equipment installed prior to pausing activity
Next Development Milestones	Equipment preservation tasks until construction activity resumes
Commercial Volumes	H1 2028
Remaining CAPEX	**$340M Total** 2025: $55M | 2026: $75M | 2027: $210M
Projected OPEX[2]	$5.5-6.5/kg (similar to Fénix current production)

WAVE 1

Ownership:
100%

Location:
Catamarca, Argentina

Product:
Lithium Carbonate

Status:
Construction

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1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.
2. Cash cost including royalties and transportation.

64

2 UPSTREAM DOWNSTREAM

Hombre Muerto Network

Significant expansion potential available to grow in stages while integrating two sites over time

	Fénix	Sal de Vida
Wave 2 Capacity	30ktpa (72ktpa LCE site total[1])	30ktpa (45ktpa site total)
Design Basis	Similar to first expansion Additional water recovery opportunities	Modular expansion from Stage 1
Estimated CAPEX	$1.5B	$900M
Estimated OPEX[2]	$5.5-6.5/kg (similar to current / initial phases of production)	
Construction Timeline	24-36 months	24-36 months
Mineral Resource Estimate[3]	11.8M tonnes LCE Resource including 3.9M tonnes Reserve	7.2M tonnes LCE Resource including 2.5M tonnes Reserve
Life of Mine	40 years[4]	
Key Expansion Considerations	Infrastructure requirements at altitude, cost and capital synergies between sites and future permitting environment	

WAVE 2

Ownership:
100%

Location:
Catamarca, Argentina

Product:
Lithium Carbonate

Status:
Development

1. Includes 4kt LCE of assumed lithium chloride capacity via Güemes.
2. Cash cost including royalties and transportation.
3. Mineral Resource estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE.
4. Based on each asset's Reserve estimates and operating at full reported expansion (i.e., 100ktpa at Fénix and 45ktpa at Sal de Vida).

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3 UPSTREAM DOWNSTREAM

Olaroz / Cauchari Network

Underpinned by significant size and existing infrastructure

	Cauchari
Wave 2 Capacity	25ktpa LCE (68ktpa total including Olaroz)
Estimated CAPEX	$650M
Estimated OPEX[1]	$6.5-7.5/kg (similar to Olaroz)
Timeline	24-30 months construction period 14-18 months for pond construction Plant construction 12 months later after period of brine concentration
Expansion Potential[2]	Combined Mineral Resource of 28.6M tonnes LCE with similar brine chemistry Olaroz's LOM production only represents 8.5% of the M&I Resource[3]
Opportunities	Reduced capex by utilizing existing infrastructure at Olaroz
Key Expansion Considerations	Land footprint required for ponds, optimal process technology and infrastructure requirements

WAVE 2

Ownership:
100% (Cauchari)
66.5% (Olaroz)

Location:
Jujuy, Argentina

Product:
Lithium Carbonate

Status:
Study

Note: Olaroz capacity shown on 100% consolidated basis.
1. Cash cost including royalties and transportation.
2. Mineral Resource estimates sourced from Arcadium Lithium's Annual Report on Form 10-K as of December 31, 2023. For the purpose of this presentation, Mineral Resource estimates include Reserves, are presented on a 100% attributable basis and have been converted to LCE. Combined resource includes 6M tonnes from Cauchari and 22.6M tonnes at Olaroz.
3. Based on 2023 Technical Study: Life of Mine production (LOM) of 1.3M tonnes and Measured and Indicated Resources of 15.4M tonnes.

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Financial Update

Gilberto Antoniazzi
Chief Financial Officer

Key Financial Priorities

Focus on cost reductions and leverage key operational advantages

- Driving cost efficiencies throughout organization while optimizing global operating network
- Aim to exceed initial $125M run-rate cost savings target and achieve ahead of schedule

Maintain financial flexibility throughout all market cycles

- Operational execution and commercial strategy supporting strong profitability (40% Adj. EBITDA margin[1] H1 YTD)
- Flexible balance sheet with multiple sources of available funding

Execute on updated capex roadmap and continue to invest in growth

- Strong near-term volume growth from recently completed and ongoing expansions
- Disciplined approach to capital investment with a focus on synergies and maximizing returns

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1. Denotes non-GAAP financial term.

68

Accelerating Cost Savings

Up to $120M in run-rate cost savings expected by year-end 2025

RUN RATE COST SAVINGS ($120M)

35%
35%
30%
ORGANIZATIONAL RESTRUCTURE
SUPPLY CHAIN AND PROCUREMENT
THIRD PARTY SERVICES AND TRAVEL

~50% above 2024 savings and ahead of schedule

Organizational Restructure

- Reduced global workforce by 11% across regions and functions in Q1 24
- Centralizing organizational structure
- Downsizing office footprint

Supply Chain and Procurement

- Meaningful logistics opportunities in Argentina from overlapping footprint
- Material savings in soda ash and natural gas procurement
- Several key supply contracts already amended with immediate effect

Third Party Services and Travel

- Reduced corporate administrative costs
- Rationalization of internal projects
- Reduction in travel costs due to organizational restructure

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69

Disciplined and Flexible Balance Sheet

Strong liquidity with multiple available sources of funding

Existing Liquidity

- $302M in adjusted cash and deposits[1]
- $500M undrawn revolver

Cash Flow Generation

- 25% carbonate / hydroxide volume growth expected in 2024 and 2025 from already completed expansions
- Cash flow tailwinds expected in 2H 24 post one-off merger expenses

Third-Party Funding

- Attractive government project funding available (i.e., Strategic Innovation Fund and Infrastructure Bank in Canada)
- Customer prepayments (additional $125M due Q1 25)

Potential Divestments or Partnerships

- Pursuing minority investor at Galaxy
- Evaluating future options at Mt Cattlin
- Divestment of brine and hard rock tenement packages or other non-core assets

1. Non-GAAP as of 6/30/24.

70

Galaxy Minority Investor Process

Key Objectives

- Provide additional source of funding for project development
- Ascribe appropriate value to one of the largest hard rock lithium resources in North America that is also IRA compliant
- Develop pathway to vertical integration of resource with greater clarity for future potential expansion options

Key Parameters

- Up to 49% minority ownership interest in the asset with potential for a long-term 5.6% spodumene concentrate supply agreement
- Process completion expected by H1 2025
- Remain on track for mechanical completion of project no later than end of 2027

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71

Estimated Capital Expenditures by Project

$M	2025E	2026E	2027E	2028E
Fénix 1B	$55	$75	$210	–
Sal de Vida	215	65	–	–
Galaxy	40	25	300	100
Nemaska Lithium[1]	285	225	15	–
Total Growth	**$595**	**$390**	**$525**	**$100**
Total Maintenance	**$55**	**$50**	**$55**	**$100**
Total Capex	**$650**	**$440**	**$580**	**$200**

Note: assumes 100% consolidation of Olaroz, Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 66.5%, 50% and 75%, respectively.
1. Represents Arcadium Lithium's expected investment into Nemaska Lithium proportional with current 50% ownership interest and net of $125M remaining customer prepayment due in Q1 2025. Excludes additional potential sources of third-party funding.

72

Estimated Production by Asset

'000 product tons	2025E	2026E	2027E	2028E
Olaroz	31	37	40	40
Fénix	27	27	27	33
Sal de Vida	–	3	14	15
Total Carbonate	**58**	**66**	**80**	**87**
Lithium Chloride (Güemes)	**5**	**5**	**5**	**5**
Mt Cattlin	114	–	–	–
Whabouchi (Nemaska)	–	–	119	224
Galaxy	–	–	–	150
Total Spodumene	**114**	**–**	**119**	**374**
Carbonate Fed Conversion	35	37	37	37
Bécancour (Nemaska)	–	–	16	27
Total Hydroxide	**35**	**37**	**53**	**64**

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Note: assumes 100% consolidation of Olaroz, Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 66.5%, 50% and 75%, respectively.
Total production is not equal to total saleable volumes due to carbonate fed conversion and integration of Nemaska Lithium

73

Analyst Consensus Pricing: Carbonate

Lithium Carbonate (battery grade) $/kg						
	2024E	2025E	2026E	2027E	2028E	Long Term
Analyst 1	$12.5	$10.0	$9.8	$12.0	$14.0	$19.0
Analyst 2	11.7	11.0	13.3	15.6	18.0	
Analyst 3	11.8	11.5	15.0	15.0	14.0	13.4
Analyst 4	13.0	11.6	15.5			
Analyst 5	13.6	12.5	12.5	14.5	17.0	
Analyst 6	12.9	12.5	15.0			20.0
Analyst 7	13.5	13.0	12.8			18.0
Analyst 8	13.6	13.6				
Analyst 9	13.1	14.2	16.2	18.2	18.2	18.2
Analyst 10	14.3	15.4	15.7	20.4	24.3	22.5
Analyst 11	14.2	16.3	18.0	18.7	19.3	20.0
Analyst 12	14.6	17.3	17.7	17.7		15.0
Analyst 13	15.1	18.0	18.0	18.0	18.0	18.0
Analyst 14	15.1	19.0				24.0
Median	**$13.5**	**$13.3**	**$15.3**	**$17.7**	**$18.0**	**$18.6**

Source: analyst research as of 9/11/2024.
Note: Should not be interpreted as forecast by Arcadium Lithium as to likely pricing.

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74

Historical Pricing Context: Carbonate and Hydroxide

Reported Price ($/product kg)	2015	2016	2017	2018	2019	2020	2021	2022	2023	1H 2024
Lithium Carbonate	$9.8	$12.5	$19.1	$20.8	$14.7	$10.2	$14.3	$72.1	$41.8	$14.1
Lithium Hydroxide	12.7	17.8	24.5	24.7	17.6	12.6	15.9	74.3	46.0	14.2
Premium over Carbonate	***$2.9***	***$5.4***	***$5.5***	***$3.9***	***$3.0***	***$2.5***	***$1.6***	***$2.3***	***$4.2***	***$0.1***

Assuming a $2/kg premium for hydroxide versus carbonate price

Source: Benchmark Minerals. Totals may not tie due to rounding.

arcadium lithium

75

Analyst Consensus Pricing: Spodumene

Spodumene $/6% dmt						
	2024E	2025E	2026E	2027E	2028E	Long Term
Analyst 1	$921	$750	$725	$1,000	$1,200	$1,400
Analyst 2	995	800	978	1,155	1,333	
Analyst 3	972	800	1,008			
Analyst 4	1,000	900	1,200			1,600
Analyst 5	1,033	1,000	950			1,250
Analyst 6	1,419	1,054	1,354	1,738	1,882	
Analyst 7	1,062	1,100	1,100	1,425	1,700	1,500
Analyst 8	1,062	1,100	1,250	1,400	1,400	1,400
Analyst 9	1,059	1,200	1,200	1,200	1,200	1,200
Analyst 10	1,085	1,488	1,750	1,650	1,550	1,450
Analyst 11	1,090	1,500				1,962
Analyst 12	1,135	1,550	1,600	1,650		1,250
Median	**$1,060**	**$1,077**	**$1,200**	**$1,413**	**$1,400**	**$1,400**

Source: analyst research as of 9/11/2024.
Note: Should not be interpreted as forecast by Arcadium Lithium as to likely pricing.

arcadium lithium
76

Illustrative Sales by Product

'000 product tons	2025E	2026E	2027E	2028E
<u>Carbonate Sales</u>				
Technical Grade	16	7	7	7
Battery Grade	12	28	41	48
Total Volume	**28**	**35**	**48**	**55**
Average Price ($/kg)	**$12.0**	**$14.6**	**$17.1**	**$17.5**
<u>Hydroxide Sales</u>				
Contracted	30	32	32	45
Uncontracted	5	5	22	20
Total Volume	**35**	**37**	**53**	**64**
Average Price ($/kg)	**$22.4**	**$16.8**	**$19.1**	**$19.3**
<u>Spodumene Sales</u>				
Uncontracted	114	–	–	177
Average Price ($/dmt)	**$969**	**–**	**–**	**$1,293**
<u>Other Specialties Sales</u>				
Uncontracted (LCEs)	2.5	2.5	2.5	2.5
Average Price ($/kg LCE)	**$66**	**$86**	**$100**	**$94**

arcadium lithium

Note: assumes 100% consolidation of Olaroz, Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 66.5%, 50% and 75%, respectively. Pricing based on broker research as of 9/11/2024 for carbonate and spodumene, assumes a $2/kg premium over carbonate for hydroxide and includes adjustments for existing commercial agreements and product quality as relevant. Should not be interpreted as Company guidance.

77

Illustrative Key Financial Metrics

$M (unless otherwise noted)	2025E	2026E	2027E	2028E
Revenue	$1,400	$1,340	$2,090	$2,670
Adjusted EBITDA[1]	525	455	965	1,270
Adjusted EBITDA Margin %[1]	*38%*	*34%*	*46%*	*48%*
Free Cash Flow (post Capex)[1,2]	(320)	(65)	(60)	470
Year End Adjusted Net Debt[1,3]	875	945	1,005	570
Net Leverage Ratio[1]	*1.7x*	*2.1x*	*1.0x*	*0.4x*

Note: assumes 100% consolidation of Olaroz, Nemaska Lithium and Naraha, in which Arcadium Lithium has current ownership interests of 66.5%, 50% and 75%, respectively. Should not be interpreted as Company guidance.
1 Denotes non-GAAP financial term. Although Arcadium Lithium provides estimates, the Company is not able to do so for the most directly comparable measure calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amount are not predictable, making it impractical for the Company to provide an outlook for such GAAP measure or to reconcile corresponding non-GAAP financial measure to such GAAP measure without unreasonable efforts. For the same reason, the Company is unable to address the probable significance of the unavailable information. As a result, no GAAP equivalent outlook is provided for these metrics.
2. Defined as Adjusted EBITDA less net interest expense, taxes, change in working capital, and total capex.
3. Debt includes amounts outstanding under revolving credit facility, project loan facilities and convertible notes and excludes customer prepayment obligations and affiliate loans. Cash excludes Nemaska Lithium. 2024E year-end net leverage ratio projected at 1.5x.

arcadium lithium 78

Financial Update Key Takeaways

Between 2025 and 2028…

~2x
total sales volumes on an **LCE basis** growing across assets and products

140%
increase in Adjusted EBITDA[1] to $1.3B *(34% CAGR)*

>40%
average **Adjusted EBITDA** margin[1]

2.1x
peak net leverage[1] in 2026 highlighting strong balance sheet

1. Denotes non-GAAP financial term. Although Arcadium Lithium provides estimates, the Company is not able to do so for the most directly comparable measure calculated and presented in accordance with GAAP. Certain elements of the composition of the GAAP amount are not predictable, making it impractical for the Company to provide an outlook for such GAAP measure or to reconcile corresponding non-GAAP financial measure to such GAAP measure without unreasonable efforts. For the same reason, the Company is unable to address the probable significance of the unavailable information. As a result, no GAAP equivalent outlook is provided for these metrics. Should not be interpreted as Company guidance.

79

Closing Remarks

Paul Graves

Chief Executive Officer

arcadium lithium

Key Takeaways

1

Low-cost assets operated with decades of experience and deep technical know-how

2

Vertically integrated with full suite of **high-quality, value-added products** to **long-standing customers**

3

Portfolio of attractive expansion projects and a **growth pipeline that is unmatched in our industry**

4

Aligned strategy throughout business that **increases flexibility, value realization and predictability**

arcadium lithium

81

Contact Us

INVESTOR RELATIONS

ir@arcadiumlithium.com
U.S.: +1 215-299-5303
Australia: +61 8 9215 1700

Daniel Rosen (U.S. based)
E: daniel.rosen@arcadiumlithium.com

Phoebe Lee (AUS based)
E: phoebe.lee@arcadiumlithium.com

CORPORATE COMMUNICATIONS

Karen Vizental
Chief Sustainability and Global Communications Officer
M: +54 9 11 4414 4702
E: karen.Vizental@arcadiumlithium.com

George Thomas
Head of Global Communications & Corporate Citizenship
T: +1 (215) 299-6549
E: george.thomas@arcadiumlithium.com

arcadium lithium

Annex B

UBS Securities LLC 11 Madison Avenue New York, NY 10010

October 9, 2024
The Board of Directors
Arcadium Lithium plc
Suite 12, Gateway Hub
Shannon Airport House
Shannon, Co. Clare
Ireland
Dear Members of the Board of Directors of Arcadium Lithium plc:
We understand that Arcadium Lithium plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (the “Company”), is considering a transaction whereby Rio Tinto BM Subsidiary Limited, a private limited company incorporated under the laws of England & Wales (“Acquiror”), will acquire the entire issued and to be issued share capital of the Company. Pursuant to the terms of a Transaction Agreement, draft dated October 8, 2024 (the “Agreement”), among Rio Tinto Western Holdings Limited, a private limited company incorporated under the laws of England & Wales (“Parent”), Acquiror (which is a wholly-owned subsidiary of Parent) and the Company, Acquiror (or an affiliate of Acquiror designated by Acquiror in accordance with the terms of the Agreement) will acquire the entire issued and to be issued share capital of the Company pursuant to a scheme of arrangement in the form to be agreed by the Company and Acquiror in accordance with the terms of the Agreement or, at Acquiror’s election, pursuant a takeover offer, in each case, pursuant to the Companies (Jersey) Law 1991 (the “Transaction”). As set forth more fully in the Agreement, as a result of the Transaction, each ordinary share, par value US$1.00 per share, of the Company (each, a “Company Share” and, collectively, the “Company Shares”), including Company Shares represented by CDIs (as defined in the Agreement), will be transferred to Acquiror in exchange for the right to receive US$5.85 in cash, without interest (the “Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to the holders of Company Shares (other than Company Shares held in treasury of the Company or held by Parent, Acquiror or any direct or indirect wholly owned subsidiary of Parent or Acquiror, in each case except for any such Company Shares held on behalf of third parties (together with any Company Shares held by any affiliate of the Company, Parent or Acquiror, “Excluded Shares”)) of the Consideration to be received by such holders in the Transaction.
UBS Securities LLC (“UBS”) has acted as financial advisor to the Company in connection with the Transaction and will receive a fee for its services, a portion of which is payable in connection with this opinion and a significant portion of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. UBS Group AG (the indirect parent of UBS) and its subsidiaries, branches and affiliates provide a wide range of investment banking, commercial banking and other financial services (including wealth, asset and investment management, corporate finance, subscription lines and securities issuing, trading and research). In connection therewith, UBS and/or its affiliates may have provided services unrelated to the Transaction to the Company and its affiliates and/or Parent, the Acquiror and their affiliates and received compensation for such services. In addition, in the ordinary course of business, UBS, its affiliates and its and their respective employees may currently own or trade or otherwise originate, hedge or enforce interests in loans, debt and/or equity securities of the Company (including its affiliates) and/or Rio Tinto plc (“Rio Tinto”), the ultimate parent entity of Parent, (including its affiliates) for its own account or for the accounts of customers, and may at any time hold a long or short position in, or security interests over, such securities. In particular, during the past two years UBS or one of its affiliates has (a) acted as financial advisor to Allkem Ltd. in connection with its merger with Livent Corp. resulting in the formation of the Company and (b) acted as financial advisor to Rio Tinto (including its affiliates) in connection with various transactions, in each case for which UBS or its affiliates received customary fees. In addition, UBS or one of its affiliates is also currently providing financial

The Board of Directors of Arcadium Lithium plc
October 9, 2024

advisory services to Rio Tinto or one of its affiliates in connection with two potential transactions unrelated to the proposed Transaction for which UBS or one of its affiliates may in the future receive compensation for rendering these services. UBS also serves as one of Rio Tinto’s corporate brokers in the United Kingdom.
Our opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available with respect to the Company or the Company’s underlying business decision to effect the Transaction. Our opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote or act with respect to the Transaction. At your direction, we have not been asked to, nor do we, offer any opinion as to the terms, other than the Consideration to the extent expressly specified herein, of the Agreement or any related documents or the form of the Transaction. In addition, we express no opinion as to the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any parties to the Transaction, or any class of such persons, whether relative to the Consideration or otherwise. In rendering this opinion, we have assumed, with your consent, that (i) the final executed form of the Agreement will not differ in any material respect from the draft that we have reviewed (and the final scheme of arrangement, if applicable, will not contain any terms or conditions inconsistent with the Agreement or that would be material to our analyses), (ii) the parties to the Agreement will comply with all material terms of the Agreement, and (iii) the Transaction will be consummated in accordance with the terms of the Agreement without any adverse waiver or amendment of any material term or condition thereof. We also have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Company or the Transaction. We have not been authorized to solicit and have not solicited indications of interest in a transaction with the Company from any party.
In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and financial information relating to the Company; (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Company that were not publicly available, including financial forecasts and estimates prepared by the management of the Company (taking into account the probabilities of realization for certain development projects as provided by management of the Company) that you have directed us to utilize for purposes of our analysis; (iii) reviewed commodity pricing scenarios based on both (x) estimates prepared by the management of the Company (“Management Expected Real Pricing”) and (y) Wall Street consensus estimates (“Consensus Pricing”), in each case, that you have directed us to utilize for purposes of our analysis; (iv) conducted discussions with members of the senior management of the Company concerning the business and financial prospects of the Company; (vi) performed a discounted cash flow analysis of the Company in which we analyzed the future cash flows of the Company based on each of the Management Expected Real Pricing and Consensus Pricing scenarios; (vii) reviewed publicly available financial and stock market data with respect to certain other companies we believe to be generally relevant; (viii) reviewed current and historical market prices of the Company Shares; (ix) reviewed the Agreement; and (x) conducted such other financial studies, analyses and investigations, and considered such other information, as we deemed necessary or appropriate.
As you are aware, the financial and operating characteristics of the Company cause its financial results to have limited comparability, for valuation purposes, to those of other companies that we have reviewed and, accordingly, we have relied primarily on a discounted cash flow analysis of such forecasts and estimates for purposes of our opinion based on the Management Expected Real Pricing and Consensus Pricing scenarios that you have directed us to utilize for purposes of our analysis.
In connection with our review, with your consent, we have assumed and relied upon, without independent verification, the accuracy and completeness in all material respects of the information provided to or reviewed by us for the purpose of this opinion. In addition, with your consent, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal. With respect to the financial forecasts and estimates, including the Management Expected Real Pricing scenario, referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the

The Board of Directors of Arcadium Lithium plc
October 9, 2024

management of the Company as to the future financial performance of the Company. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information available to us as of, the date hereof. The issuance of this opinion was approved by an authorized committee of UBS.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by holders of Company Shares (other than Excluded Shares) in the Transaction is fair, from a financial point of view, to such holders.
This opinion is provided for the benefit of the of the Board of Directors of the Company (in its capacity as such) in connection with, and for the purpose of, its evaluation of the Consideration in the Transaction and may not be disclosed or used for any other purpose without our prior consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with the Transaction.

Very truly yours,

/s/ UBS SECURITIES LLC
UBS SECURITIES LLC

Annex C

Gordon Dyal & Co., LLC 152 West 57th Street, 39th Floor New York, NY 10019 Office: +1.212.321.4010 Facsimile: +1.212.321.4020

October 9, 2024
Board of Directors
Arcadium Lithium plc
Suite 12, Gateway Hub
Shannon Airport House
Shannon, Co. Clare V14 E370
Members of the Board of Directors:
We understand that Arcadium Lithium plc (the “Company”), Rio Tinto Western Holdings Limited (“Parent”) and Rio Tinto BM Subsidiary Limited (“Buyer”) propose to enter into a Transaction Agreement (the “Agreement”), pursuant to which, among other things, all of the ordinary shares, par value $1.00 per share, of the Company (the “Company Shares”) then outstanding shall be transferred from the holders of the Company Shares to Buyer (or an affiliate of Buyer designated by Buyer in accordance with the terms of the Agreement) and the holders of the Company Shares shall be entitled in accordance with the terms of the Agreement to receive an amount in cash, without interest, equal to $5.85 per Company Share (the “Consideration”), all as more fully described in the Agreement (the foregoing, together and not separately, are referred to herein as the “Transaction”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Agreement.
Gordon Dyal & Co., LLC (“Gordon Dyal & Co.” or “we”) is a financial services firm engaged, directly and through our affiliates and related persons, in M&A advisory activities. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction.
You have requested our opinion as to the fairness from a financial point of view to the holders of Company Shares (other than Company Shares held in treasury of the Company or held by Parent, Buyer or any direct or indirect wholly owned subsidiary of Parent or Buyer, in each case except for any such Company Shares held on behalf of third parties (together with any Company Shares held by any affiliate of the Company, Parent or Buyer, “Excluded Shares”)) of the Consideration to be paid to such holders pursuant to the Agreement.
In connection with this opinion, we have, among other things:
1.	reviewed a draft of the Agreement dated October 8, 2024;
2.	reviewed publicly available financial statements and other information of the Company;
3.	reviewed certain internal financial statements and other financial and operating information of the Company;
4.	reviewed certain non-public projected financial data relating to the Company prepared and furnished to us by the management of the Company (the “Projections”);
5.	reviewed certain estimates of lithium reserves and resources for the Company prepared by its management and third-party engineering firms (the “Resources Estimates”);
6.
reviewed certain lithium price assumptions and the outlook for future lithium prices published by independent information service providers and research analysts, with the Company providing its lithium price assumptions for lithium hydroxide, lithium carbonate, spodumene and butyllithium for use in the analysis (the “Pricing Assumptions”);

7.	discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;
Broker Dealer Services Provided through Gordon Dyal & Co., LLC. Member FINRA SIPC

8.	reviewed the financial terms of certain transactions which we believe to be generally relevant;
9.
reviewed the historical trading prices and trading activity for the Company Shares and compared such historical trading prices and trading activity with that of securities of certain publicly-traded companies which we believe to be generally relevant;

10.	reviewed published estimates of independent research analysts with respect to the future financial performance, price targets and net asset values of the Company Shares; and
11.	performed such other financial studies and analyses, reviewed such other information and considered such other factors as we deemed appropriate.
For purposes of rendering this opinion, we have, at your direction and with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information (including with respect to forecasts and valuation estimates) provided to, discussed with or reviewed by, us (including information that is available from generally recognized public sources), without assuming any responsibility for independent verification thereof. In that regard, we have assumed, at your direction and with your consent that the Projections, the Resources Estimates and the Pricing Assumptions have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We express no view as to such Projections, Resource Estimates or Pricing Assumptions nor the assumptions on which they were based. At your direction, our analyses relating to the business and financial prospects of the Company for purposes of our opinion were made on the bases of the Projections, the Resources Estimates and the Pricing Assumptions. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that the representations and warranties made by the Company, Parent and Buyer in the Agreement will be true and correct in all respects meaningful to our analysis. We have assumed that the final Agreement will not differ from the draft dated October 8, 2024 in any way which would be meaningful to our analysis. We have assumed that all governmental, regulatory and other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.
Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders of Company Shares (other than the Excluded Shares), as of the date hereof, of the Consideration to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement, the Transaction with respect to transferability, illiquidity or otherwise, Parent, Buyer, or any term or aspect of any other agreement or instrument contemplated by the Agreement or to be entered into or amended in connection with the Transaction, including the fairness of the amount or nature of any compensation to be received by any officers, directors or employees of any party to the Transaction, or any class of such persons in connection with the Transaction, whether relative to the Consideration to be paid pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which any securities of the Company will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company, or the ability of the Company to pay its obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of the Company (solely in its capacity as such) in connection with its consideration of the Transaction, and the opinion expressed herein does not constitute a recommendation as to how any holder of Company Shares should vote with respect to the Transaction or any other matter. This opinion has been approved by a fairness committee of Gordon Dyal & Co.
We will receive a fee for our services rendered in connection with the Transaction, a substantial portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. During the two-year period prior to the date hereof, we and our affiliates have provided certain advisory services to the Company and its affiliates in connection with various strategic and other special projects, for which we and our affiliates have received compensation, including acting as exclusive financial advisor to Livent Corporation in connection with its 2024 merger with Allkem Limited. During the two-year period prior to the date hereof, no material relationship existed between us and our affiliates and Parent or Buyer pursuant to which compensation was received by us or our affiliates. We and our affiliates may also in the future provide financial advisory services to the Company, Parent, Buyer and their respective affiliates for which we and our affiliates may receive compensation.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid to the holders of Company Shares (other than the Excluded Shares) pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

Gordon Dyal & Co., LLC

By:	/s/ Gordon E. Dyal
Name: Gordon E. Dyal
Title: Founding Partner

Date:	10/09/2024

1. Scheme Meeting

Please vote BOTH proxy cards

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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALTM2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 22, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Proxies submitted by the Internet, telephone or mail must be received by 11:59 p.m., Eastern Time, on December 22, 2024.

This proxy card can also be handed to the chairman of the Scheme Meeting before the start of the Scheme Meeting.

Before completing the proxy card, please also read the Notice of the Scheme Meeting and the proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59320-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCADIUM LITHIUM PLC

The Board of Directors recommends you vote FOR the following proposal:

NOTE: If you would like your proxy to vote in a certain way on the resolutions specified, please indicate with an "X" in the appropriate box how you wish your vote to be cast. This proxy card when properly executed will be voted by the appointed proxy as directed herein by the undersigned shareholder. **Where the proxy card is properly executed and returned and no such direction is made, it will be voted in accordance with the Board of Directors' recommendation.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

More Information Related to the Scheme Meeting and the Proxy Materials are Also Available Online at

www.proxyvote.com

V59321-TBD

ARCADIUM LITHIUM PLC
SCHEME MEETING OF SHAREHOLDERS
to be held on December 23, 2024 at 8:00 a.m. Eastern Time
in person at Davis Polk & Wardwell LLP's offices located at 450 Lexington Avenue, New York, NY 10017 and virtually at www.virtualshareholdermeeting.com/ALTM2024SM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Explanatory Notes

1. You can only appoint a proxy in accordance with the procedures set out in these notes and in the notes to the notice of meeting. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a duly certified copy of any such power or authority (if applicable).

2. If the appointer is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

3. In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Arcadium Lithium plc's register of members in respect of the joint shareholding.

4. The proposal shall be decided on a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all of the votes he, she or it has.

5. The undersigned being a shareholder of Arcadium Lithium plc hereby appoints Paul Graves or failing him, such director or officer of Arcadium Lithium plc or other person as the Board of Directors may determine, as proxy, in each case with full power of substitution, for and in the name of the undersigned, to vote for the undersigned as if the undersigned were personally present at the Scheme Meeting and at any adjournment or postponement thereof, upon the matters described in the Notice of Scheme Meeting and the proxy statement, receipt of which is hereby acknowledged.

6. If you wish to appoint a proxy or proxies other than the persons named above, please contact Arcadium Lithium plc's proxy solicitation agent, Sodali & Co, at the contact information set forth in the proxy statement.

7. Completion and return of this form of proxy will not preclude you from attending and voting in person at the meeting if you wish. If you do attend the meeting in person, your proxy appointments will automatically be terminated.

8. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the proxy statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendation.

Continued and to be signed on reverse side

2. Company GM

Please vote BOTH proxy cards

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 22, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ALTM2024SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 22, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Proxies submitted by the Internet, telephone or mail must be received by 11:59 p.m., Eastern Time, on December 22, 2024.

This proxy card can also be handed to the chairman of the Company GM before the start of the Company GM.

Before completing the proxy card, please also read the Notice of the Company GM and the proxy statement.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V59322-TBD KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ARCADIUM LITHIUM PLC

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. **Ordinary Resolution** to approve, on a non-binding, advisory basis, specified golden parachute compensatory arrangements between Arcadium Lithium plc and its named executive officers relating to the Transaction.	☐	☐	☐
2. **Special Resolution** to authorize the directors of Arcadium Lithium plc to take all such actions as they consider necessary or appropriate for carrying the Scheme of Arrangement into effect and to amend the articles of association of Arcadium Lithium plc so that any Company Shares that are issued on or after the Voting Record Time (as defined in the Scheme of Arrangement) to persons other than Rio Tinto BM Subsidiary Limited or its nominees will either be subject to the terms of the Scheme or immediately and automatically acquired by it and/or its nominee(s) for the Consideration (as defined in the Scheme of Arrangement).	☐	☐	☐

NOTE: If you would like your proxy to vote in a certain way on the resolutions specified, please indicate with an "X" in the appropriate box how you wish your vote to be cast. The "Abstain" option on this form of proxy is provided to enable you to instruct your proxy not to vote on any particular resolution. However, an abstention is not a vote in law and will not be counted in the calculation of the votes for and against a resolution. This proxy card when properly executed will be voted by the appointed proxy as directed herein by the undersigned shareholder. **Where the proxy card is properly executed and returned and no such direction is made, it will be voted in accordance with the Board of Directors' recommendations.**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

More Information Related to the Company GM and the Proxy Materials are Also Available Online at

www.proxyvote.com

V59323-TBD

ARCADIUM LITHIUM PLC
COMPANY GM OF SHAREHOLDERS
to be held on December 23, 2024 at 8:15 a.m. Eastern Time
in person at Davis Polk & Wardwell LLP's offices located at 450 Lexington Avenue, New York, NY 10017 and virtually at www.virtualshareholdermeeting.com/ALTM2024SM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Explanatory Notes

1. You can only appoint a proxy in accordance with the procedures set out in these notes and in the notes to the notice of meeting. To be effective, this proxy card must be duly signed and deposited in accordance with the instructions printed on this proxy card together with any power or authority under which it is executed (if applicable) or a duly certified copy of any such power or authority (if applicable).

2. If the appointer is a corporate entity, this proxy card must either be under its seal or under the hand of some officer or attorney duly authorized for that purpose. Alternatively, a corporate entity may complete a separate appointment of corporate representative form.

3. In the case of joint holders, the vote of the senior holder who tenders a vote (whether in person or by proxy) will be accepted to the exclusion of the vote(s) of the other joint holder(s). For these purposes, seniority is determined by the order in which the names stand in Arcadium Lithium plc's register of members in respect of the joint shareholding.

4. The undersigned being a shareholder of Arcadium Lithium plc hereby appoints Paul Graves or failing him, such director or officer of Arcadium Lithium plc or other person as the Board of Directors may determine, as proxy, in each case with full power of substitution, for and in the name of the undersigned, to vote for the undersigned as if the undersigned were personally present at the Company GM and at any adjournment or postponement thereof, upon the matters described in the Notice of Company GM and the proxy statement, receipt of which is hereby acknowledged.

5. If you wish to appoint a proxy or proxies other than the persons named above, please contact Arcadium Lithium plc's proxy solicitation agent, Sodali & Co, at the contact information set forth in the proxy statement.

6. Completion and return of this form of proxy will not preclude you from attending and voting in person at the meeting if you wish. If you do attend the meeting in person, your proxy appointments will automatically be terminated.

7. Capitalized terms used but not defined in this proxy card have the meanings ascribed to them in the proxy statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side